                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                  FORM N-CSR


                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-6465


                          THE TRAVELERS SERIES TRUST
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                    One Cityplace, Hartford, CT 06103-3415
--------------------------------------------------------------------------------
              (Address of principal executive offices)(Zip code)


       (Name and Address of Agent for Service)          Copy to:
                 Elizabeth M. Forget             Robert N. Hickey, Esq.
             The Travelers Series Trust         Sullivan & Worcester LLP
                      President                   1666 K Street, N.W.
           260 Madison Avenue, 10th Floor        Washington, D.C. 20006
                 New York, NY 10006


Registrant's telephone number, including area code: (800) 842-9368


Date of fiscal year end: December 31


Date of reporting period: December 31, 2005

ITEM 1: REPORT TO SHAREHOLDERS.

                          THE TRAVELERS SERIES TRUST

                       Convertible Securities Portfolio
                      Disciplined Mid Cap Stock Portfolio
                            Equity Income Portfolio
                        Federated High Yield Portfolio
                           Federated Stock Portfolio
                              Large Cap Portfolio
                Managed Allocation Series: Aggressive Portfolio
               Managed Allocation Series: Conservative Portfolio
                 Managed Allocation Series: Moderate Portfolio
           Managed Allocation Series: Moderate-Aggressive Portfolio
          Managed Allocation Series: Moderate-Conservative Portfolio
                       Mercury Large Cap Core Portfolio
               (formerly Merrill Lynch Large Cap Core Portfolio)
                         MFS Mid Cap Growth Portfolio
                              MFS Value Portfolio
                    Mondrian International Stock Portfolio
                (formerly Lazard International Stock Portfolio)
                            Pioneer Fund Portfolio
                        Pioneer Mid Cap Value Portfolio
                Style Focus Series: Small Cap Growth Portfolio
                 Style Focus Series: Small Cap Value Portfolio
                       Travelers Quality Bond Portfolio
                     U.S. Government Securities Portfolio

                                 ANNUAL REPORT

                               DECEMBER 31, 2005

--------------------------------------------------------------------------------

February 1, 2006

LETTER TO POLICYHOLDERS:

In 2005, the U.S.stock market experienced moderate growth while non-U.S. markets on average outperformed. For the year, the S&P 500 Index rose 4.9% while the MSCI EAFE Index rose 14.0%. In addition on average, mid-cap stock funds outperformed both large and small-cap funds and growth stock funds began to outperform value stock funds for the first time in six years.

The Federal Reserve increased short term rates by 200 basis points during 2005 which impacted returns. The average U.S. Bond fund rose 1.9% during the year while the Lehman Aggregate Bond Index rose 2.4%.

On the following pages you will find a complete review of your Portfolios and their investment performance.

MetLife is committed to building your financial freedom. We appreciate your trust and will continue to focus our efforts to meet your financial goals.

Sincerely,


  /s/ Elizabeth Forget

Elizabeth M. Forget
President
The Travelers Series Trust

--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

CONVERTIBLE SECURITIES PORTFOLIO

For the 12 months ended December 31, 2005, the Travelers Convertible Securities Portfolio returned 0.34%. These shares underperformed the Portfolio's unmanaged benchmark, the Merrill Lynch Investment Grade Convertible Bonds Index,/i/ which returned 0.92% over the period. In comparison, the Lipper Variable Annuity Specialty/ Misc Funds Category Average returned 6.88% for the year ended December 31, 2005./ii/

For the period that the current manager has been managing the Portfolio (July 1, 2005 through December 31, 2005), the Portfolio returned 4.01%. This compares to returns of 5.09% for the Merrill Lynch Investment Grade Convertible Bonds Index and 10.11% for the Lipper Variable Annuity Specialty/ Misc funds category average./iii/

Q. WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

A. The most noteworthy feature of the U.S. convertible market during the year was the sharp decline in the market that took place in the first half of 2005 when, in a highly unusual circumstance, the convertible market actually underperformed a declining stock market (the convertible market, as represented by the Merrill Lynch Investment Grade Convertible Index, returned -3.97% for the six months, while the stock market as represented by the S&P 500 Index/iv/ returned -0.81%). Convertibles can normally be expected to lag behind a strongly rising equity market but also to decline by less than one that is falling. As widely reported in the financial press, it appears that the reason for the underperformance of convertibles in early 2005 may have been the convertible arbitrage strategy employed by some hedge funds. Returns in this particular hedge fund strategy had been relatively poor for about two years, leading to redemptions. Because the majority of positions in this arbitrage strategy involve being long the convertible and short the common stock into which it is convertible, with cash having to be raised to meet redemptions the positions had to be unwound--meaning that the common stocks were repurchased and the convertibles sold. This naturally led to a weakening of the prices of convertible securities relative to their underlying common stocks and resulted in the convertible market becoming, in our opinion, more attractively priced than it had been in some years.

With the selling pressure largely confined to the first half of the year, the second half saw more normal conditions in the convertible market, which gained 5.09% compared to the 5.77% gain in the S&P 500 Index. Meanwhile, the U.S. economy continued its fairly steady expansion despite rising energy prices, natural disasters and a persistent increase in short term interest rates by the Federal Reserve,/v/ which with core inflation remaining remarkably well contained, finally indicated that at least a pause in the tightening cycle may be close at hand.

It is important to note that the characteristics of the convertible market have changed significantly over the past several years as the rise in equity prices over that period has increased the sensitivity of convertible instruments to their underlying stock prices while decreasing their relative sensitivity to the interest rate movements.

Q. WHAT WERE THE MOST SIGNIFICANT FACTORS AFFECTING THE PORTFOLIO'S PERFORMANCE?

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

A. For the year ended December 31,2005 the more significant groups contributing to positive performance included the energy sector helped by holdings in the convertible bonds of Diamond Offshore Drilling, a contract driller of oil and gas wells offshore the U.S. Gulf Coast and other international locations and the convertible bonds of Halliburton a provider of engineering and construction services to the energy industry. The health care group was another positive contributor to performance for the year. The group saw strong performances from convertible bonds of Teva Pharmaceutical Industries, a manufacturer and marketer of generic and branded human pharmaceuticals and active pharmaceutical ingredients, and from the convertible bonds of Pacificare Health Systems, a managed health care services company, the acquisition of which Capital United Health Group, another managed health care services company, was announced during the year.

Q. WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

A. The detractors from performance for the year were largely the result of individual security situations rather than overall group movements in the market. Significant negative contributors included the convertible bonds of Calpine Corp., an owner and operator of electric generation stations and in the utility sector, a group which otherwise did quite well for the year. Another was the convertiblke bond position in Tyco International, a diversified manufacturing and service company which lowered earnings expectations during the year, and also the convertible bonds of Lear Corp., a supplier of automobile interior systems to automobile manufacturers worldwide which suffered from the travails of the U.S. Domestic automobile manufactuers."

Q. WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

A. Following the appointment of new management on July 1, 2005, a wider range of securities was introduced to the Fund. It is the view of current management that exposure to a fuller range of convertible securities available in the market, with prudent diversification, can lead to higher returns over time.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/i/The Merrill Lynch Investment Grade Convertible Bond Index is an index comprised of convertible bonds rated investment grade. Please note that an investor cannot invest directly in an index.

/ii/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005 including the reinvestment of distributions, including returns of capital, if any, calculated among the 141 funds in the Fund's Lipper category, and excluding sales charges.

/iii/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period from July 1, 2005 through December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 141 funds in the Fund's Lipper category, and excluding sales charges.

/iv/The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

/v/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Pacificare Health Systems, Inc.      2.92%
                 ---------------------------------------------
                 Amgen, Inc.                          2.50%
                 ---------------------------------------------
                 ADC Telecommunications, Inc.         2.44%
                 ---------------------------------------------
                 Waste Connections, Inc.              2.25%
                 ---------------------------------------------
                 Men's Wearhouse, Inc.                2.25%
                 ---------------------------------------------
                 CBRL Group, Inc.                     2.24%
                 ---------------------------------------------
                 Actuant Corp.                        2.11%
                 ---------------------------------------------
                 Affiliated Computer Services, Inc.   2.05%
                 ---------------------------------------------
                 Commerce Bancorp, Inc.               2.01%
                 ---------------------------------------------
                 NII Holdings, Inc.                   2.00%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                    26.6%
Communications                  18.2%
Industrials                     16.5%
Financials                      12.5%
Cyclical                         9.3%
Technology                       8.4%
Energy                           7.3%
Utilities                        1.2%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONVERTIBLE SECURITIES PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  CONVERTIBLE SECURITIES PORTFOLIO MANAGED BY
                  SALOMON BROTHERS ASSET MANAGEMENT INC. VS.
           MERRILL LYNCH INVESTMENT GRADE CONVERTIBLE BOND INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                       Convertible                     Mer Lynch Inv grade
                   Securities Portfolio                    Bond Index
                   --------------------                -------------------
  5/1/1998               $10,000                            $10,000
12/31/1998                10,098                             10,387
12/31/1999                11,987                             11,594
12/31/2000                13,486                             13,392
12/31/2001                13,376                             13,375
12/31/2002                12,440                             12,655
12/31/2003                15,707                             14,111
12/31/2004                16,695                             14,773
12/31/2005                16,752                             14,909



    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                (for the period ended 12/31/05)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    Convertible Securities
--  Portfolio                0.34%  10.43% 4.43%        6.96%
    ----------------------------------------------------------------
    Merrill Lynch Investment
    Grade Convertible Bond
- - Index/1/                 0.92%   5.43% 1.98%        5.87%
    ----------------------------------------------------------------

/1/The Merrill Lynch Investment Grade Convertible Bond Index is comprised of 115 investment-grade convertible bond issues. The Index excludes those issues that have mandatory conversion features. (Investment-grade bonds are those rated in one of the four highest rating categories by any nationally recognized statistical rating organization.) The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

For the 12-months ended December 31, 2005, Travelers Disciplined Mid Cap Stock Portfolio returned 12.42%. The Lipper variable mid-cap core funds category average/vi/ returned 11.77% and the Portfolio's unmanaged benchmark, the S&P Midcap 400 Index returned 11.60% for the same period.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

Following a run up in the market after the November 2004 presidential elections, the equity markets moved sideways most of the year, finishing up slightly. The S&P 500 Index/i/ rose from 1,212 on December 31, 2004 to 1,254 at the end of year; a 3% gain. The S&P Midcap 400 Index/ii/ finished up 11.60%

The year was marked worldwide by natural disasters. A tsunami hit Indonesia in December of 2004, Hurricanes Katrina and Wilma devastated Louisiana and Florida, and earthquakes ravaged Afghanistan.

The war in Iraq continued, passing the 2000 casualty mark, and continuing to put a strain on international relations and domestic spending. The continued dual deficits (both trade and budget deficits) have become a concern to the market with regards to their effect on long-term growth.

The price of oil skyrocketed throughout the year, as a result of tension in the Middle East, increased demand from China, labor strikes in Venezuela, and weather related supply interruptions. The price of crude oil rose from an already high price of $43 at the start of 2005 to a high of just under $70 at the end of August.

The housing market continued at a torrid pace throughout the year, showing signs of cooling only in the last few months. Year-over-year housing price index increases of over 10% continued, only beginning to cool in the last few months. This despite increasing short-term interest rates throughout the year and recent credit tightening from banks.

In the bond markets, the Federal Reserve Board ("Fed")/iii/ continued to raise rates at a "measured pace", as core inflation remained tame and productivity grew slowly. The Fed raised the fed funds rate/iv/ at each of its meetings throughout the year, from 1.75% to 4.0%. The yield curve has flattened throughout the year, as the spread between the 10-year Treasury Bond and 1-year T-Bill has decreased from 180 basis points to 18 basis points./v/

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

Our stock selection model's quintile spread showed positive results for the year. The quintile spread for our stock selection model was 314 basis points. The positive performance of our model's quintile spread was reflected in the mid-cap portfolio. 44 basis points of the mid-cap portfolio's outperformance is attributable to following our stock selection model. Our stock selection model was helped primarily by our value composite signal, and slightly by our earnings composite signal. Our technical price momentum signal also slightly added to our stock selection model performance.

On an individual stock basis, the biggest contributors to performance were Grant Prideco, which was up 120% over the year, and contributed 37 basis points to overall portfolio performance, and Western Digital, which was up 72% over the year, and contributed 32 basis points to overall portfolio performance. Omnicare (21 basis points) and Peabody Energy (20 basis points) were also portfolio holdings that contributed positively.

In terms of risk control, the investment process attempts to remain size (market cap), style (growth vs. value), and sector neutral, while loading up on our composite model signal. Our performance attribution analysis showed that over the year, size, sector and style market movements negligibly contributed to portfolio performance.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

SanDisk was the biggest detractor from performance, gaining 152% for the year, where our underweight position cost the portfolio 49 basis points. Whole Foods Market, up 64% for the year, and Arch Coal, up 125% for the year, were two underweight stocks that detracted from performance. They both cost the portfolio 19 basis points.

Aeropostale, which the portfolio owned throughout the year, was down 11% for the year, costing the portfolio 25 basis points. ArvinMeritor, which was down 33%, also cost the portfolio 19 basis points.

Finally, Legg Mason, which is restricted from being held in the portfolio but at the end of 2005 was the largest name in the S&P Midcap 400 Index at 1.3 %, was up 64% for the year. This only cost the portfolio 7 basis points for the year due to the fact that the restriction on Legg Mason began in the fourth quarter.

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

There were no significant changes made to the Portfolio during the reporting period.

PLEASE REFER TO PAGES 64 THROUGH 67 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

/i/The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S. Please note that an investor cannot invest directly in an index.

/ii/The S&P MidCap 400 Index is a market-value weighted index which consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



/iii/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/iv/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/v/A basis point is one one-hundredth (1/100 or 0.01) of one percent.

/vi/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 77 funds in the Fund's Lipper category, and excluding sales charges.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                     Description                Net Assets
                     -------------------------------------
                     Precision Castparts Corp.    1.19%
                     -------------------------------------
                     Barr Pharmaceuticals, Inc.   1.13%
                     -------------------------------------
                     Newfield Exploration Co.     1.11%
                     -------------------------------------
                     Peabody Energy Corp.         1.09%
                     -------------------------------------
                     Grant Prideco, Inc.          1.04%
                     -------------------------------------
                     Harris Corp.                 1.03%
                     -------------------------------------
                     Western Digital Corp.        1.03%
                     -------------------------------------
                     Questar Corp.                1.00%
                     -------------------------------------
                     Patterson-UTI Energy, Inc.   0.98%
                     -------------------------------------
                     Radian Group, Inc.           0.98%
                     -------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Non-Cyclical               18.7%
Financials                 17.9%
Cyclical                   16.0%
Industrials                12.7%
Energy                     10.9%
Technology                  9.3%
Communications              5.8%
Utilities                   5.5%
Basic Materials             3.2%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISCIPLINED MID CAP STOCK PORTFOLIO                 FOR THE YEAR ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                DISCIPLINED MID CAP STOCK PORTFOLIO MANAGED BY
           TIMCO ASSET MANAGEMENT, INC. VS. S&P MIDCAP 400 INDEX/1/
                            Growth Based on $10,000

                                     [CHART]

                     Disciplined Mid Cap
                        Stock Portfolio           S&P Midcap 400 Index
                        ---------------           --------------------
  4/1/1997                 $10,000                     $10,000
12/31/1997                  13,438                      11,512
12/31/1998                  15,710                      12,603
12/31/1999                  17,826                      14,459
12/31/2000                  20,786                      16,989
12/31/2001                  19,950                      16,885
12/31/2002                  17,092                      14,913
12/31/2003                  22,862                      20,225
12/31/2004                  26,621                      23,558
12/31/2005                  29,929                      26,291



    -----------------------------------------------------------
                               Average Annual Return/2/
                           (for the period ended 12/31/05)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------
    Disciplined Mid Cap
--  Stock Portfolio     12.42% 20.53%  7.56%      13.34%
    -----------------------------------------------------------
    S&P Mid Cap 400
- - Index/1/            11.60% 23.00% 12.38%      12.77%
    -----------------------------------------------------------

/1/The S&P MidCap 400 Index is an unmanaged index composed of 400 widely held mid cap common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 04/01/1997.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                             FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


HOW DID THE PORTFOLIO PERFORM DURING THE REPORTING PERIOD?

For the year ended December 31, 2005, the Equity Income Portfolio returned 4.47%. The unmanaged benchmark, the Russell 3000 Value Index returned 6.85% over the same period.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

For the 12 months ended December 31, 2005, equities posted modest total returns and saw the broad market's third consecutive calendar year of recovery. The economy demonstrated resiliency, the corporate profit cycle remained positive, and the core inflation rate remained subdued amid ongoing Fed interest rate hikes, dramatically higher energy prices, natural disasters and geopolitical problems. The yield curve flattened, and bonds registered small total returns, with relative strength in Treasuries. Energy was the equity market's best-performing sector, while telecommunications and consumer discretionary stocks fared the worst. Value stocks led growth stocks, and mid-cap stocks outpaced large- and small-cap stocks.

WHAT WERE THE LEADING CONTRIBUTORS TO AND DETRACTORS FROM PERFORMANCE?

The Portfolio trailed the Russell 3000 Value Index and its peer group during the 12-month period. Among sectors, overexposure and below-average returns in the consumer discretionary sector--including several lagging media and retailing companies--weighed on the Portfolio's relative return. Consumer staples, including a leading food and staples retailer, also held back the Portfolio's relative performance amid investor concerns about pressure on consumer spending from the spike in energy prices. Although its positions posted good gains in absolute terms, the Portfolio's underexposure and below-average performance in the exceptionally strong energy sector worked against its relative return. On the other hand, health care added the most to the Portfolio's return versus the value index. Specifically, the Portfolio avoided some poor-performing pharmaceuticals and benefited from several biotechnology stocks with bright prospects for new products. The Portfolio's materials positions also did well, including several late-stage industrial chemicals producers with pricing power. An overweighting in information technology stocks, including rallying semiconductor companies, was another contributor to the portfolio's relative return.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               Citigroup, Inc.                          4.00%
               -------------------------------------------------
               American International Group, Inc.       3.99%
               -------------------------------------------------
               Wal-Mart Stores, Inc.                    3.73%
               -------------------------------------------------
               General Growth Properties, Inc. (REIT)   3.21%
               -------------------------------------------------
               Bank of America Corp.                    2.98%
               -------------------------------------------------
               Exxon Mobil Corp.                        2.63%
               -------------------------------------------------
               Intel Corp.                              2.45%
               -------------------------------------------------
               Wyeth                                    2.39%
               -------------------------------------------------
               Merrill Lynch & Co., Inc.                1.93%
               -------------------------------------------------
               General Electric Co.                     1.83%
               -------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                    37.9%
Non-Cyclical                  13.1%
Cyclical                      10.2%
Industrials                    9.6%
Technology                     9.3%
Energy                         8.1%
Communications                 7.4%
Basic Materials                4.1%
Convertible Bonds              0.3%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EQUITY INCOME PORTFOLIO                             FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                      EQUITY INCOME PORTFOLIO MANAGED BY
    FIDELITY MANAGEMENT & RESEARCH COMPANY VS. RUSSELL 3000 VALUE INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                   Equity Income Portfolio           Russell 3000 Value Index
                   -----------------------           ------------------------
 8/30/1996                 $10,000                            $10,000
12/31/1996                  11,169                             11,421
12/31/1997                  14,749                             15,399
12/31/1998                  16,574                             17,478
12/31/1999                  17,389                             16,640
12/31/2000                  18,976                             20,139
12/31/2001                  17,722                             19,267
12/31/2002                  15,252                             16,342
12/31/2003                  20,006                             21,431
12/31/2004                  21,982                             25,061
12/31/2005                  22,965                             26,778


    ---------------------------------------------------------------
                                   Average Annual Return/2/
                               (for the period ended 12/31/05)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/3/
    ---------------------------------------------------------------
--  Equity Income Portfolio 4.47%  14.62% 3.89%        9.31%
    ---------------------------------------------------------------
    Russell 3000 Value
- - Index/1/                6.85%  17.89% 5.86%       11.57%
    ---------------------------------------------------------------

/1/The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO                      FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


For the year ended December 31, 2005, the Federated High Yield Bond Portfolio returned 2.55%.

For the year ended December 31, 2005 the high yield market modestly outperformed the high quality bond market. For example, the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, returned 2.43% versus a 2.74% return for the Lehman Brothers High Yield Bond Index (LBHYBI) and a 2.76% return for the Lehman Brothers 2% Issuer Constrained High Yield Bond Index. The latter is constrained against the full inclusion of General Motors and Ford, which were downgraded by S&P, placing them into various high yield indices.

MARKET CONDITIONS DURING THE PERIOD:

The period was characterized by strong economic performance and generally good corporate earnings. However, there were several factors which kept overall returns for most fixed income asset classes, including high yield, at relatively modest levels. The Federal Reserve hiked the overnight lending rate eight times in 2005 causing the yield on most maturities of US Treasury securities to rise and bond prices to decline. The Fed's impact was much more pronounced in the shorter maturities and yields on 30-year Treasury securities actually declined. The strong economic performance provided a relatively good environment for corporate issuers and typically would have led to better relative returns for high yield bonds but several factors tempered the overall performance of the high yield market. First, the Federal Reserve's aggressive rate hikes brought into question the ability of the economy to continue its recent strong performance. Second, strong global demand for energy and supply restrictions caused by September's hurricanes, which devastated the Gulf Coast and its energy infrastructure, caused energy prices to increase substantially during the year. Higher energy costs negatively impacted non-energy companies' earnings, had the potential to negatively impact consumer spending habits and attitudes and caused concerns that an energy induced increase in inflation could force the Federal Reserve to continue aggressively hiking interest rates. Also, several large high yield issuers filed for bankruptcy protection including Delphi, Delta Airlines, Northwest Air and Calpine. This pushed par value default rates up considerably although the actual number of companies defaulting was still quite modest. Finally, General Motors and Ford, two large bond issuers and important parts of the domestic economy, continued to struggle, impacting not only their credit quality but also the companies that supply them. Both auto manufacturers were downgraded to below investment grade during the year. These factors led the spread between the Credit Suisse First Boston High Yield Index and comparable Treasury securities to widen from 3.46% on December 31, 2004 to 3.88% as of December 31, 2005. The lowest quality sector, CCC and lower, generated the weakest performance. Major industries within the high yield market which underperformed include Automotive, Paper, Packaging, Building Materials, Media--Cable and Airlines. Major industries which outperformed include Financial Institutions, Utilities--Natural Gas, Energy, Telecommunications both Wireless and Wireline and Healthcare.

CONTRIBUTORS TO PERFORMANCE:

The Portfolio benefited from strong security selection in the Automotive, Chemical, Food and Beverage, Healthcare, Media--non Cable and Retail industry sectors. Specific issuers which substantially outperformed the overall market include Ardent Health Services, ASG Consolidated, Commonwealth Brands, Advanstar Inc., Medical Device Manufacturing, Reddy Ice, General Motors Acceptance Corp., Union Carbide, El Paso and AT&T. The portfolio also benefited from an overweight in the Food and Beverage sector and an underweight in the Utilities--Electric and Airline sectors.

DETRACTORS FROM PERFORMANCE:

The Portfolio was negatively impacted by poor security selection in the Consumer Product, Packaging and Telecommunication--Wireless sectors. Specific issuers which substantially underperformed the overall market would include Tembec, General Motors Corp., AMH Holdings, Allied Holdings, Calpine, Cooper Standard, Coleman Cable, Eagle Pincher, Pliant and Tekni-Plex. Underweight positions in the Energy, Financial Institutions and Telecommunications--Wireless sectors negatively impacted performance. Also, the Portfolio's total return for the period reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the LBHYBI.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                 Percent of
     Description                                                 Net Assets
     ----------------------------------------------------------------------
     Qwest Corp. (8.875%, 03/15/12)                                1.62%
     ----------------------------------------------------------------------
     AT&T Corp. (9.750%, 11/15/31)                                 1.01%
     ----------------------------------------------------------------------
     Rogers Wireless Communications, Inc. (6.375%, 03/01/14)       0.93%
     ----------------------------------------------------------------------
     General Motors Acceptance Corp. (6.875%, 09/15/11)            0.80%
     ----------------------------------------------------------------------
     Edison Mission Energy (9.875%, 04/15/11)                      0.77%
     ----------------------------------------------------------------------
     Nextel Communications Inc. (7.375%, 08/01/15)                 0.72%
     ----------------------------------------------------------------------
     Mandalay Resort Group, Series B (10.250%, 08/01/07)           0.70%
     ----------------------------------------------------------------------
     Kabel Deutschland GMBH (10.625%, 07/01/14)                    0.69%
     ----------------------------------------------------------------------
     J.C. Penny Co., Inc. (9.000%, 08/01/12)                       0.67%
     ----------------------------------------------------------------------
     Dex Media West LLC/Dex Media Finance Co. (9.875%, 08/15/13)   0.65%
     ----------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Domestic Bonds & Debt Securities         99.3%
Convertible Bonds                         0.2%
Escrowed Shares                           0.0%
Common Stocks                             0.2%
Preferred Stocks                          0.2%
Warrants                                  0.1%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED HIGH YIELD PORTFOLIO                      FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED INVESTMENT MANAGEMENT COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   FEDERATED HIGH YIELD PORTFOLIO MANAGED BY
  FEDERATED INVESTMENT MANAGEMENT COMPANY VS. LEHMAN BROTHERS HIGH-YIELD BOND
             INDEX/1/ AND LEHMAN BROTHERS AGGREGATE BOND INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

             Federated High     Lehman Brothers          Lehman Brothers
            Yield Portfolio   High Yield Bond Index    Aggregate Bond Index
            ---------------   ---------------------    --------------------
 8/30/1996     $10,000             $10,000                 $10,000
12/31/1996      10,761              10,599                  10,480
12/31/1997      12,394              11,952                  11,491
12/31/1998      12,978              12,161                  12,490
12/31/1999      13,380              12,452                  12,388
12/31/2000      12,289              11,723                  13,829
12/31/2001      12,528              12,342                  14,997
12/31/2002      12,994              12,788                  15,932
12/31/2003      15,904              16,493                  16,585
12/31/2004      17,555              18,328                  17,305
12/31/2005      18,003              18,834                  18,328




    ---------------------------------------------------------------
                                   Average Annual Return/3/
                               (for the period ended 12/31/05)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/4/
    ---------------------------------------------------------------
    Federated High Yield
--  Portfolio               2.55%  11.48% 7.94%        6.50%
    ---------------------------------------------------------------
    Lehman Brothers High-
- - Yield Bond Index/1/     2.74%  13.77% 8.86%        7.29%
    ---------------------------------------------------------------
    Lehman Brothers
--  Aggregate Bond Index/2/ 2.43%   3.62% 5.87%        6.64%
    ---------------------------------------------------------------

/1/The Lehman Brothers High-Yield Bond Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. The Index does not include fees and expenses and is not available for direct investment.

/2/The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO                           FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE UPDATE

During the year ended December 31, 2005, the Federated Stock Portfolio returned 5.31%. In comparison, the portfolio's unmanaged benchmarks, the S&P 500/Citigroup Value Index and the S&P 500 Index, returned 5.85% and 4.91%, respectively, during the same period. The Portfolio outperformed its Lipper variable annuity large-cap value funds category average, which was 4.82% for the same period.

MARKET CONDITIONS AND IMPACT UPON PORTFOLIO'S PERFORMANCE:

The broad market S&P 500 Index (S&P 500) returned 4.91% during the reporting period. The best performing sectors of the market during the period were Energy (up 31%) and Utilities (up 17%). The worst performing sectors were Telecommunication Services (down 6%) and Consumer Discretionary (down 6%). Value strategies generally outperformed growth strategies during the reporting period which positively influenced portfolio performance. Mid-cap strategies outperformed large-cap strategies during the year which negatively impacted portfolio performance as the Portfolio followed its historical investment process and held a greater concentration of larger capitalization names.

SECTOR SELECTION IMPACT UPON PORTFOLIO'S PERFORMANCE:

Positive sector selection influences upon performance relative to the S&P/Citigroup Value Index included overweight positions in Energy (contribution +1.31%) and Information Technology (contribution +0.21%) and underweight positions in Financials (contribution +0.16%) and Utilities (contribution +0.18%).

Negative sector selection influences upon relative performance included an overweight position in Consumer Staples (contribution (0.19)%) and underweight positions in Healthcare (contribution (0.18)%) and Materials (contribution (0.17)%).

SECURITY SELECTION IMPACT UPON PORTFOLIO'S PERFORMANCE:

Positive influences on relative performance included favorable security selection in Financials (AON Corp. up 54% contributed +0.58%, Ace Ltd. up 27% contributed +0.57%, Hartford Financial Services up 26% contributed +0.38%), Information Technology (Hewlett Packard up 40% contributed +0.40%, Motorola up 32% contributed +0.35%, Sungard Data Systems up 21% contributed +0.22%), and Healthcare (McKesson Corp. up 65% contributed +0.81%, AmeriSource Bergen up 45% contributed +0.46%).

Negative influences on relative performance included unfavorable security selection in Energy (Exxon Mobil up 12% contributed +0.28%, BP PLC up 14% contributed +0.30%, Chevron Texaco up 12% contributed +0.35%), Industrials (Tyco Intl. down 18% contributed (0.60)%, Masco Corp. down 13% contributed (0.15)%, Pitney Bowes, Inc. down 6% contributed (0.10)%), and Consumer Discretionary (News Corp. Ltd down 21% contributed (0.40)%, Interpublic Group of Cos. down 28% contributed (0.39)%, Gannett Inc. down 17% contributed (0.26)%).

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Freddie Mac                          3.73%
                 ---------------------------------------------
                 Exxon Mobil Corp.                    3.05%
                 ---------------------------------------------
                 Allstate Corp. (The)                 3.03%
                 ---------------------------------------------
                 Chevron Corp.                        2.94%
                 ---------------------------------------------
                 ACE, Ltd.                            2.82%
                 ---------------------------------------------
                 American International Group, Inc.   2.64%
                 ---------------------------------------------
                 Altria Group, Inc.                   2.62%
                 ---------------------------------------------
                 Morgan Stanley                       2.54%
                 ---------------------------------------------
                 Merrill Lynch & Co., Inc.            2.26%
                 ---------------------------------------------
                 Time Warner, Inc.                    2.20%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Financials                        33.5%
Non-Cyclical                      17.1%
Communications                    14.7%
Energy                            10.7%
Technology                         8.4%
Cyclical                           6.4%
Industrials                        6.2%
Utilities                          2.2%
Basic Materials                    0.8%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FEDERATED STOCK PORTFOLIO                           FOR THE YEAR ENDED 12/31/05
MANAGED BY FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                     FEDERATED STOCK PORTFOLIO MANAGED BY
FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA VS. S&P 500/CITIGROUP VALUE
                                   INDEX/1/
                            Growth Based on $10,000

                                     [CHART]

                 Federated Stock Portfolio          S&P 500 Index Citigroup
                 -------------------------          -----------------------
 8/30/1996              $10,000                            $10,000
12/31/1996               11,261                             11,416
12/31/1997               15,021                             14,839
12/31/1998               17,700                             17,015
12/31/1999               18,646                             19,180
12/31/2000               19,349                             20,346
12/31/2001               19,672                             17,963
12/31/2002               15,871                             14,218
12/31/2003               20,253                             18,738
12/31/2004               22,390                             21,682
12/31/2005               23,579                             22,950

    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                 (for the period ended 12/31/05)
    -----------------------------------------------------------------
                              1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------------
--  Federated Stock Portfolio 5.31%  14.11% 4.03%        9.62%
    -----------------------------------------------------------------
    S&P 500/Citigroup
- - Value Index/1/*           5.85%  17.31% 2.44%        8.66%
    -----------------------------------------------------------------

/1/The S&P 500/Citigroup Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.) The Index does not include fees and expenses and is not available for direct investment.

*Prior to December 31, 2005 the index for the Portfolio was the S&P/Barra Value Index. The S&P/Barra style indexes ceased to be the official Standard & Poor's style indices on December 16, 2005.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO PERFORMANCE:

During the year ended December 31, 2005, the Large Cap Portfolio returned 8.69%. The unmanaged benchmark, the Russell 1000 Growth Index returned 7.18% for the same period. The S&P 500 Index returned 4.91% for the same period.

MARKET CONDITIONS DURING THE PERIOD:

Stocks grinded their way through 2005 and managed only modest gains for the year. Compared to the fourth quarter, the themes for the year were similar and the equity markets were driven higher by an improved economy and stronger corporate earnings in the face of high energy prices, inflation worries and continued interest rate increases.

CONTRIBUTORS TO AND DETRACTORS FROM PERFORMANCE:

In this environment, the Large Cap Portfolio outperformed the Russell 1000 Growth Index. Stock selection in the information technology sector contributed most to the Portfolio's relative performance for the period. As was the case for the quarter, the Portfolio's position in Apple Computer was the top contributor to relative performance. The Portfolio also was helped by security selection within the energy sector during the period. Strong global demand and tight supplies drove prices higher, leading to strong profit growth for energy related companies. On the flip side, the Portfolio was hurt most by its underweighting in heath care where positions in several pharmaceutical and biotechnology companies declined during the period. Also working against performance was weak stock selection in the financial sector. In particular, results were held back by the Portfolio's exposure to the insurance industry. Insurance stocks were under pressure early in the period when the New York State Attorney General opened an investigation into possible bid rigging. The Portfolio's performance was also hurt by its holdings in several retail brokerage companies that did not fare well during the year.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Apple Computer, Inc.       3.65%
                      -----------------------------------
                      Gilead Sciences, Inc.      3.06%
                      -----------------------------------
                      Aetna, Inc.                2.95%
                      -----------------------------------
                      Hewlett-Packard Co.        2.88%
                      -----------------------------------
                      D.R. Horton, Inc.          2.83%
                      -----------------------------------
                      Johnson & Johnson          2.72%
                      -----------------------------------
                      Norfolk Southern Corp.     2.63%
                      -----------------------------------
                      Lennar Corp., Class A      2.59%
                      -----------------------------------
                      KB HOME                    2.58%
                      -----------------------------------
                      Ryland Group, Inc. (The)   2.45%
                      -----------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05


                             [CHART]


Non-cyclical                  27.9%
Technology                    26.7%
Industrials                   16.1%
Cyclical                      12.2%
Financials                     7.3%
Basic Materials                4.7%
Energy                         4.4%
Communications                 0.7%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY FIDELITY MANAGEMENT & RESEARCH COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                        LARGE CAP PORTFOLIO MANAGED BY
FIDELITY MANAGEMENT & RESEARCH COMPANY VS. RUSSELL 1000 GROWTH INDEX/1/ AND S&P
                                 500 INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

               Large Cap         Russell 1000         S&P 500
               Portfolio         Growth Index          Index
               ---------         ------------        ---------
 8/30/1996      $10,000             $10,000           $10,000
12/31/1996       11,330              13,847            11,517
12/31/1997       13,982              18,272            14,977
12/31/1998       18,966              25,233            19,951
12/31/1999       24,513              33,797            26,419
12/31/2000       20,964              26,100            23,087
12/31/2001       17,332              21,977            19,900
12/31/2002       13,382              15,698            15,405
12/31/2003       16,682              19,719            19,499
12/31/2004       17,770              21,024            20,700
12/31/2005       19,313              22,533            20,945


    -----------------------------------------------------------
                               Average Annual Return/3/
                           (for the period ended 12/31/05)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/4/
    -----------------------------------------------------------
--  Large Cap Portfolio 8.69%  13.01% -1.63%       7.30%
    -----------------------------------------------------------
    Russell 1000
- - Growth Index/1/*    7.18%  15.21%  0.98%       9.45%
    -----------------------------------------------------------
- - S&P 500 Index/2/    4.91%  14.38%  0.54%       8.56%
    -----------------------------------------------------------

/1/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/The S&P Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

*Prior to May 1, 2005 the index for the portfolio was the S&P 500 Index.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO   FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Travelers Managed Allocation Aggressive Portfolio outperformed its blended index by 46 basis points since its inception on May 2, 2005. The portfolio returned 12.52% and the benchmark returned 12.06% for the period. The Aggressive Blended Benchmark is 80% Russell 3000 Index and 20% MSCI EAFE.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, Van Kampen Enterprise Portfolio, and the Style Focus Series: Small Cap Value and Growth Portfolios. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005.

The largest detractor from performance was the Mondrian International Stock Portfolio, Pioneer Fund Portfolio and the Large Cap Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Pioneer Fund Portfolio                           23.52%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio           20.41%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                  16.46%
           ---------------------------------------------------------
           Capital Appreciation Fund                        15.47%
           ---------------------------------------------------------
           Equity Income Portfolio                          13.80%
           ---------------------------------------------------------
           Large Cap Portfolio                               3.61%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        2.51%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    2.07%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     1.41%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.73%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.31%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.26%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.11%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.07%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.05%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company              100.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO   FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


          MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. AGGRESSIVE BLENDED
                BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/, AND
                    LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                     [CHART]
                 Managed
             Allocation Series  Aggressive     Wilshire    Lehman Brothers
                Aggressive        Blended      5000 Stock     Universal
                Portfolio       Benchmark\1\     Index\2\    Bond Index\3\
             -----------------  ------------  -----------  ----------------
  5/2/2005      $10,000           $10,000      $10,000         $10,000
12/31/2005       11,252            11,206       11,140          10,210




    -----------------------------------------------------------------------
                                                 Cumulative Return/4/
                                            (for the period ended 12/31/05)
    -----------------------------------------------------------------------
                                                  Since Inception/5/
    -----------------------------------------------------------------------
    Managed Allocation Series:
--  Aggressive Portfolio                                12.52%
    -----------------------------------------------------------------------
- - Aggressive Blended Benchmark/1/                     12.06%
    -----------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                        11.40%
    -----------------------------------------------------------------------
--  Lehman Brothers Universal Bond Index/3/              2.10%
    -----------------------------------------------------------------------

/1/Aggressive Blended Benchmark--Comprised of 80 % Russell 3000 Index, 20% MSCI EAFE Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO FOR THE PERIOD ENDED 12/31/05 MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Managed Allocation Conservative Portfolio outperformed its blended index by 39 basis points since its inception on May 2, 2005. The portfolio returned 4.18% and the benchmark returned 3.79% for this period. The Conservative Blended Benchmark is 16% Russell 3000 Index, 4% MSCI EAFE, 66% Lehman Aggregate, 4% CSFB High Yield and 10% 90-Day T-Bills.

The largest contributors from the performance relative to the blended benchmark were the Pioneer Strategic Income Portfolio, Capital Appreciation Fund and U.S. Government Securities portfolio. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005.

The Mondrian International Stock Portfolio and the Travelers Quality Bond Portfolio detracted from to the performance of the portfolio relative to the benchmark for the period. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Travelers Quality Bond Portfolio                 27.72%
           ---------------------------------------------------------
           U.S. Government Securities Portfolio             23.49%
           ---------------------------------------------------------
           Pioneer Strategic Income Portfolio               13.32%
           ---------------------------------------------------------
           Money Market Portfolio                            9.98%
           ---------------------------------------------------------
           Capital Appreciation Fund                         6.77%
           ---------------------------------------------------------
           Equity Income Portfolio                           4.71%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio            4.25%
           ---------------------------------------------------------
           Federated High Yield Portfolio                    3.09%
           ---------------------------------------------------------
           Pioneer Fund Portfolio                            2.80%
           ---------------------------------------------------------
           Convertible Securities Portfolio                  1.25%
           ---------------------------------------------------------
           High Yield Bond Trust                             0.95%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                   0.63%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     0.46%
           ---------------------------------------------------------
           Large Cap Portfolio                               0.44%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        0.31%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.20%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    0.12%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.10%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.09%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.06%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.06%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.00%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company              100.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO FOR THE PERIOD ENDED 12/31/05 MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


         MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO MANAGED BY
               DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS.
       CONSERVATIVE BLENDED BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/,
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                     [CHART]



                                     [CHART]
                 Managed
             Allocation Series  Conservative    Wilshire      Lehman Brothers
              Conservative        Blended       5000 Stock     Universal
                Portfolio       Benchmark\1\     Index\2\     Bond Index\3\
            ----------------   --------------  ------------  --------------
  5/2/2005       $10,000          $10,000       $10,000          $10,000
12/31/2005        10,418           10,379        11,140           10,210




    -----------------------------------------------------------------
                                           Cumulative Return/4/
                                      (for the period ended 12/31/05)
    -----------------------------------------------------------------
                                            Since Inception/5/
    -----------------------------------------------------------------
    Managed Allocation Series:
--  Conservative Portfolio                         4.18%
    -----------------------------------------------------------------
- - Conservative Blended Benchmark/1/              3.79%
    -----------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                  11.40%
    -----------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                       2.10%
    -----------------------------------------------------------------

/1/Conservative Blended Benchmark--Comprised 16% Russell 3000 Index, 4% MSCI EAFE Index, 66% Lehman Aggregate Index, 4% Credit Suisse First Boston High Yield Index, and 10% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980 (base index equals 1,044.596). Dividends are reinvested on the "ex" dividend

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO FOR THE PERIOD ENDED 12/31/05 MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------

PORTFOLIO REVIEW

The Managed Allocation Moderate Portfolio outperformed its blended index by 71 basis points since its inception on May 2, 2005. The portfolio returned 8.60% and the benchmark returned 7.89% for the period. The Moderate Blended Benchmark is 48% Russell 3000 Index, 12% MSCI EAFE Index, 33% Lehman Aggregate Index, 2% CSFB High Yield Index and 5% 90-Day T-Bills.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, Large Cap Portfolio, Pioneer Strategic Income Portfolio, and Convertible Bond Portfolio. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005. The Large Cap Portfolio outperformed the Russell 1000 Growth Index by 368 basis points for the period. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period.

The largest detractor from performance was the Mondrian International Stock Portfolio and the Pioneer Fund Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Pioneer Fund Portfolio                           15.18%
           ---------------------------------------------------------
           U.S. Government Securities Portfolio             12.68%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio           12.30%
           ---------------------------------------------------------
           Capital Appreciation Fund                        11.31%
           ---------------------------------------------------------
           Pioneer Strategic Income Portfolio               10.30%
           ---------------------------------------------------------
           Equity Income Portfolio                           8.55%
           ---------------------------------------------------------
           Travelers Quality Bond Portfolio                  6.09%
           ---------------------------------------------------------
           Large Cap Portfolio                               5.50%
           ---------------------------------------------------------
           Money Market Portfolio                            4.85%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                   4.31%
           ---------------------------------------------------------
           Convertible Securities Portfolio                  3.04%
           ---------------------------------------------------------
           Federated High Yield Portfolio                    1.74%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        1.24%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.64%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     0.56%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    0.50%
           ---------------------------------------------------------
           High Yield Bond Trust                             0.22%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.20%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.18%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.17%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.07%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.02%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


           MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO MANAGED BY
      DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. MODERATE BLENDED
                  BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                     [CHART]


                 Managed
            Allocation Series:   Moderate       Wilshire     Lehman Brothers
                 Moderate        Blended       5000 Stock       Universal
                Portfolio       Benchmark\1\    Index\2\      Bond Index\3\
            ----------------    ----------     ----------     -------------
  5/2/2005       $10,000          $10,000       $10,000          $10,000
12/31/2005        10,860           10,789        11,140           10,210


    -------------------------------------------------------------------
                                             Cumulative Return/4/
                                        (for the period ended 12/31/05)
    -------------------------------------------------------------------
                                              Since Inception/5/
    -------------------------------------------------------------------
    Managed Allocation Series: Moderate
--  Portfolio                                        8.60%
    -------------------------------------------------------------------
- - Moderate Blended Benchmark/1/                    7.89%
    -------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                    11.40%
    -------------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                         2.10%
    -------------------------------------------------------------------

/1/Moderate Blended Benchmark--Comprised of 48% Russell 3000 Index, 12% MSCI EAFE Index, 33% Lehman Aggregate Index, 2% Credit Suisse First Boston Index, and 5% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/ The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


(base index equals1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/ The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Managed Allocation Moderate-Aggressive Portfolio outperformed its blended index by 80 basis points since its inception on May 2, 2005. The portfolio returned 9.77% and the benchmark returned 8.97% for the period. The Moderate-Aggressive Blended Benchmark is 55% Russell 3000 Index, 15% MSCI EAFE Index, 24% Lehman Aggregate Index, 1% CSFB High Yield Index and 5% 90 Day T-Bills.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, Large Cap Portfolio, Van Kampen Enterprise Portfolio, Pioneer Strategic Income Portfolio, and the Convertible Bond Portfolio. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005. The Large Cap Portfolio outperformed the Russell 1000 Growth Index by 368 basis points for the period. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period.

The largest detractor from performance was the Mondrian International Stock Portfolio, Pioneer Fund Portfolio, and Equity Income Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                          Percent of
           Description                                    Net Assets
           ---------------------------------------------------------
           Pioneer Fund Portfolio                           17.48%
           ---------------------------------------------------------
           Mondrian International Stock Portfolio           15.37%
           ---------------------------------------------------------
           Capital Appreciation Fund                        12.88%
           ---------------------------------------------------------
           Pioneer Strategic Income Portfolio               10.21%
           ---------------------------------------------------------
           Equity Income Portfolio                           9.87%
           ---------------------------------------------------------
           Van Kampen Enterprise Portfolio                   7.50%
           ---------------------------------------------------------
           U.S. Government Securities Portfolio              6.70%
           ---------------------------------------------------------
           Large Cap Portfolio                               5.22%
           ---------------------------------------------------------
           Money Market Portfolio                            4.84%
           ---------------------------------------------------------
           Travelers Quality Bond Portfolio                  3.53%
           ---------------------------------------------------------
           Convertible Securities Portfolio                  2.91%
           ---------------------------------------------------------
           Strategic Equity Portfolio                        1.18%
           ---------------------------------------------------------
           Federated High Yield Portfolio                    0.83%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Growth Portfolio    0.42%
           ---------------------------------------------------------
           Style Focus Series: Small Cap Value Portfolio     0.23%
           ---------------------------------------------------------
           Mercury Large Cap Core Portfolio                  0.23%
           ---------------------------------------------------------
           MFS Value Portfolio                               0.16%
           ---------------------------------------------------------
           High Yield Bond Trust                             0.15%
           ---------------------------------------------------------
           Disciplined Mid Cap Stock Portfolio               0.13%
           ---------------------------------------------------------
           MFS Mid Cap Growth Portfolio                      0.12%
           ---------------------------------------------------------
           Pioneer Mid Cap Value Portfolio                   0.03%
           ---------------------------------------------------------
           AIM Capital Appreciation Portfolio                0.01%
           ---------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Registered Investment Company                 100.0%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


      MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. MODERATE-AGGRESSIVE BLENDED
                  BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                    [CHART]



                Managed          Moderate-
            Allocation Series:   Aggressive     Wilshire     Lehman Brothers
           Moderate-Aggressive    Blended       5000 Stock      Universal
                Portfolio       Benchmark\1\    Index\2\      Bond Index\3\
            ----------------    ----------     ----------     -------------
  5/2/2005       $10,000          $10,000       $10,000          $10,000
12/31/2005        10,977           10,897        11,140           10,210




    --------------------------------------------------------------------
                                              Cumulative Return/4/
                                         (for the period ended 12/31/05)
    --------------------------------------------------------------------
                                               Since Inception/5/
    --------------------------------------------------------------------
    Managed Allocation Series: Moderate-
--  Aggressive Portfolio                              9.77%
    --------------------------------------------------------------------
    Moderate-Aggressive Blended
- - Benchmark/1/                                      8.97%
    --------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                     11.40%
    --------------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                          2.10%
    --------------------------------------------------------------------

/1/Moderate-Aggressive Blended Benchmark--Comprised of 55% Russell 3000 Index, 15% MSCI EAFE Index, 24% Lehman Aggregate Index, 1% Credit Suisse First Boston Index, and 5% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


(base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
                                                 FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PORTFOLIO REVIEW

The Managed Allocation Moderate-Conservative Portfolio outperformed its blended index by 51 basis points since its inception on May 2, 2005. The portfolio returned 6.32% and the benchmark returned 5.81% for the period. The Moderate-Conservative Blended Benchmark is 32% Russell 3000 Index, 8% MSCI EAFE Index, 52% Lehman Aggregate Index, 3% CSFB High Yield Index, and 5% 90 Day T-Bills.

The largest contributors to performance relative to the blended benchmark were the Capital Appreciation Fund, the Large Cap Portfolio, and the Pioneer Strategic Income Portfolio. The Pioneer Strategic Income Portfolio outperformed its benchmark of the Lehman Aggregate Index by 146 basis points during the period. The Capital Appreciation Fund outperformed the Russell 1000 Index by 991 basis points since May 2, 2005. The Large Cap Portfolio outperformed the Russell 1000 Growth Index by 368 basis points for the period.

The largest detractor from performance was the Mondrian International Stock Portfolio, the Pioneer Fund Portfolio, Equity Income Portfolio, and Travelers Quality Bond Portfolio. The Mondrian International Stock Portfolio underperformed the MSCI EAFE Index by 332 basis point during the period.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                                 Percent of
Description                                                                      Net Assets
-------------------------------------------------------------------------------------------
U.S. Government Securities Portfolio                                               19.46%
-------------------------------------------------------------------------------------------
Travelers Quality Bond Portfolio                                                   18.87%
-------------------------------------------------------------------------------------------
Pioneer Strategic Income Portfolio                                                 10.49%
-------------------------------------------------------------------------------------------
Pioneer Fund Portfolio                                                              9.98%
-------------------------------------------------------------------------------------------
Capital Appreciation Fund                                                           8.98%
-------------------------------------------------------------------------------------------
Mondrian International Stock Portfolio                                              8.42%
-------------------------------------------------------------------------------------------
Equity Income Portfolio                                                             6.42%
-------------------------------------------------------------------------------------------
Money Market Portfolio                                                              4.88%
-------------------------------------------------------------------------------------------
Large Cap Portfolio                                                                 3.64%
-------------------------------------------------------------------------------------------
Federated High Yield Portfolio                                                      2.38%
-------------------------------------------------------------------------------------------
Convertible Securities Portfolio                                                    2.26%
-------------------------------------------------------------------------------------------
Van Kampen Enterprise Portfolio                                                     1.41%
-------------------------------------------------------------------------------------------
Strategic Equity Portfolio                                                          1.04%
-------------------------------------------------------------------------------------------
High Yield Bond Trust                                                               0.62%
-------------------------------------------------------------------------------------------
Style Focus Series: Small Cap Value Portfolio                                       0.62%
-------------------------------------------------------------------------------------------
Mercury Large Cap Core Portfolio                                                    0.42%
-------------------------------------------------------------------------------------------
Style Focus Series: Small Cap Growth Portfolio                                      0.36%
-------------------------------------------------------------------------------------------
MFS Mid Cap Growth Portfolio                                                        0.18%
-------------------------------------------------------------------------------------------
Disciplined Mid Cap Stock Portfolio                                                 0.14%
-------------------------------------------------------------------------------------------
Pioneer Mid Cap Value Portfolio                                                     0.14%
-------------------------------------------------------------------------------------------
AIM Capital Appreciation Portfolio                                                  0.11%
-------------------------------------------------------------------------------------------
MFS Value Portfolio                                                                 0.06%
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



     MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC. VS. MODERATE CONSERVATIVE BLENDED
                  BENCHMARK/1/, WILSHIRE 5000 STOCK INDEX/2/
                  AND LEHMAN BROTHERS UNIVERSAL BOND INDEX/3/
                            Growth Based on $10,000

                                    [CHART]




                Managed             Moderate
            Allocation Series:    Conservative     Wilshire     Lehman Brothers
           Moderate-Conservative    Blended       5000 Stock       Universal
                Portfolio          Benchmark\1\    Index\2\      Bond Index\3\
            ----------------       ----------     ----------     -------------
  5/2/2005       $10,000             $10,000        $10,000          $10,000
12/31/2005        10,632              10,581         11,140           10,210





    --------------------------------------------------------------------
                                              Cumulative Return/4/
                                         (for the period ended 12/31/05)
    --------------------------------------------------------------------
                                               Since Inception/5/
    --------------------------------------------------------------------
    Managed Allocation Series: Moderate-
--  Conservative Portfolio                            6.32%
    --------------------------------------------------------------------
    Moderate Conservative Blended
- - Benchmark/1/                                      5.81%
    --------------------------------------------------------------------
- - Wilshire 5000 Stock Index/2/                     11.40%
    --------------------------------------------------------------------
    Lehman Brothers Universal Bond
--  Index/3/                                          2.10%
    --------------------------------------------------------------------

/1/Moderate Conservative Blended Benchmark--Comprised of 32% Russell 3000, 8% MSCI EAFE, 52% Lehman Aggregate, 3% Credit Suisse First Boston, and 5% Citigroup 3-Month Treasury Bill Index.

The Russell 3000 Index is comprised of the 3000 largest and most liquid stocks based and traded in the U.S. The components of the Russell 3000 Index account for roughly 98% of the total value of all equity traded on U.S. exchanges, making this a very broad index indeed. The index is market-cap weighted, so the largest firms have the biggest impact on the index's value. The Index does not include fees and expenses and is not available for direct investment.

The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

The Lehman Brothers Aggregate Bond Index, an unmanaged index, is composed of the Lehman Brothers Intermediate Government/Credit Bond Index, formerly known as the Lehman Brothers Intermediate Government/ Corporate Bond Index, and the Mortgage Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities. The Index does not include fees and expenses and is not available for direct investment.

The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

The Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three- month Treasury Bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Wilshire 5000 Equity Index measures the performance of all U.S. headquartered equity securities with readily available price data. The index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities (1995). The Index was created in 1974 and backdated to 1971, with a base index of December 1980

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO
                                                  FOR THE PERIOD ENDED 12/31/05
MANAGED BY DEUTSCHE INVESTMENT MANAGEMENT AMERICAS, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


(base index equals 1,044.596). Dividends are reinvested on the "ex" dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

/3/The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating- rate debt is the Emerging Markets Index. Bonds and securities must be fixed rate, although they can carry a coupon that steps up or changes according to a predetermined schedule; must be dollar-denominated and including bonds with maturities up to ten years and long-term indices composed of bonds with maturities longer than ten years. All returns are market value weighted inclusive of accrued interest. Yield is defined as the yield to worst, the lesser of the yield to maturity and yield to call. Market values are expressed in millions of dollars. The Index does not include fees or expenses and is not available for direct investment.

/4/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/5/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERCURY LARGE CAP CORE PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY MERRILL LYNCH INVESTMENT MANAGERS, L.P.
(FORMERLY MERRILL LYNCH LARGE CAP CORE PORTFOLIO)

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE SUMMARY

The Mercury Large Cap Core Portfolio outperformed the unmanaged Russell 1000 Index for both the year-ending 2005 and since inception (May 1998) returning 12.04% versus the index's 6.26% for the year and 1.56% versus the index's 4.02% since inception.

For the year-ending 2005, strong performance was largely attributable to good stock selection, particularly in the Financials and Health Care sectors. Diversified financial services and insurance companies and health care providers and equipment & supplies performed well and boosted returns. The combination of our stock selection and overweighting of the Energy sector, particularly in oil and gas fuels, enhanced returns and contributed 483 basis points to the Portfolio's absolute return. On an individual security basis, the largest contributors to return included Valero Energy, Apple Computer, Burlington Resources, Sunoco and Express Scripts. Negative contributors to return were Cree, Ford Motor, YRC Worldwide, Dell and Mercury Interactive. Additionally, not owning Verizon Communications and Fannie Mae boosted performance, as these were the largest negative contributors in the benchmark.

PORTFOLIO STRATEGY

During the year, we significantly increased our exposure to Health Care, Energy and Technology and reduced our weightings in Consumer Discretionary, Industrials, Materials and Utilities. The largest purchases for the period included Exxon Mobil, Best Buy, Amgen, Cisco Systems and UnitedHealth Group. The largest sales included Home Depot, TXU, Monsanto, Williams Companies and PacifiCare Health Systems.

MARKET COMMENTARY

Because the Portfolio invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the period. After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of 2005. The rally that followed the conclusion of the presidential election in 2004 was hampered by concerns over inflation, a weak U.S. dollar and continuing "measured" short-term interest rate increases by the Federal Reserve Board, who have raised rates 13 consecutive times since June 2004. Energy prices, particularly crude oil and natural gas, fluctuated as production disruptions related to the hurricanes in the Gulf region pushed the price of crude oil to record highs and produced a large spike in gasoline prices for consumers in September. However, by November energy prices were declining and the U.S. economy showed its resiliency as reports involving manufacturing, new-housing starts and corporate and consumer spending were positive. Additionally, Gross Domestic Product (GDP) growth exceeded 3% for the tenth straight quarter, the longest unbroken streak since a 13-quarter run that ended in March 1986.

OUTLOOK & STRATEGY

For some time now, we have enjoyed the benefits of a pro-cyclical bias in the portfolio--a focus we maintained throughout the reporting period. Our stock selection process continues to lead us to sectors and stocks positioned to benefit most in an improving economy.

Overall, we continue to identify companies with favorable growth characteristics and earnings developments that sell at attractive relative valuations. As a result of our bottom-up process, we increased the Portfolio's positions in Healthcare, Energy and Technology, and reduced the Portfolio's exposure to Financials, Consumer Staples and Consumer Discretionary.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Exxon Mobile Corp.         3.78%
                      -----------------------------------
                      Johnson & Johnson          2.30%
                      -----------------------------------
                      Intel Corp.                2.19%
                      -----------------------------------
                      Pfizer, Inc.               2.16%
                      -----------------------------------
                      General Electric Co.       1.98%
                      -----------------------------------
                      Cisco Systems, Inc.        1.87%
                      -----------------------------------
                      Amgen, Inc.                1.81%
                      -----------------------------------
                      Hewlett Packard Co.        1.71%
                      -----------------------------------
                      UnitedHealth Group, Inc.   1.66%
                      -----------------------------------
                      ConocoPhillips             1.56%
                      -----------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Technology                   20.0%
Non-Cyclical                 22.2%
Cyclical                      8.8%
Industrials                   4.8%
Financials                   13.3%
Communications                4.9%
Energy                       18.5%
Basic Materials               3.4%
Diversified                   3.1%
Utilities                     1.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MERCURY LARGE CAP CORE PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY MERRILL LYNCH INVESTMENT MANAGERS, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  MERCURY LARGE CAP CORE PORTFOLIO MANAGED BY
       MERRILL LYNCH INVESTMENT MANAGERS, L.P. VS. RUSSELL 1000 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                 Mercury Large Cap
                  Core Portfolio       Russell 1000 Index
                  --------------       ------------------
    3/28/1998          $10,000               $10,000
   12/31/1998           10,577                11,204
   12/31/1999           13,080                13,547
   12/31/2000           12,351                12,491
   12/31/2001            9,578                10,936
   12/31/2002            7,170                 8,569
   12/31/2003            8,687                11,130
   12/31/2004           10,067                12,399
   12/31/2005           11,280                13,175


    -------------------------------------------------------------
                                 Average Annual Return/2/
                             (for the period ended 12/31/05)
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/3/
    -------------------------------------------------------------
    Mercury Large Cap
--  Core Portfolio        12.04% 16.30% -1.80%       1.56%
    -------------------------------------------------------------
- - Russell 1000 Index/1/  6.26% 15.42%  1.07%       4.02%
    -------------------------------------------------------------

/1/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 03/23/1998.

Merrill Lynch became subadviser to the Portfolio May 2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, the Travelers MFS Mid Cap Growth Portfolio had a total return of 3.06%. In comparison, the Portfolio's benchmark, the Russell Midcap Growth Index returned 12.10%.

DETRACTORS FROM PERFORMANCE

Security selection in the retailing, technology, and leisure sectors was the primary detractor from the portfolio's relative performance over the period. In the retailing sector, deep-discount retailer 99 Cents Only Stores, which is not an index constituent, detracted from performance.

Several individual securities in the technology sector significantly hurt results including network security software company Symantec, which is not a benchmark constituent, business software company Mercury Interactive*, and semiconductor manufacturers PMC-Sierra and Xilinx.

In the leisure sector, radio broadcasting firm Citadel Broadcasting, media company Gemstar-TV Guide*, and cruise line operator Royal Caribbean Cruises*, which is not a benchmark constituent, held back results relative to the benchmark.

Other stocks that hurt performance included for-profit education company Apollo Group, which is not an index constituent, and dermatological treatment company Medicis Pharmaceutical.

CONTRIBUTORS TO PERFORMANCE

Stock selection in the financial services sector boosted relative performance as our holdings in investment management firm Legg Mason significantly outperformed the benchmark over the period.

Results were aided by our overweighted position in the strong-performing utilities and communications sector. Within utilities and communications, broadcast and communication tower management firm American Tower was a top contributor.

Although the technology and health care sectors detracted from overall relative performance, several individual holdings in these sectors were among the strongest contributors to returns. In technology, networking chip maker Marvell Technology Group, which is not a benchmark constituent, and flash memory storage products maker Sandisk bolstered results. Our positioning in multimedia and publishing software company Adobe Systems, which is not a benchmark constituent, also contributed as we added the stock to the portfolio prior to a run up in share price.

In health care, our holdings in biotech firm Gilead Sciences and medical device company Thoratec, neither of which are benchmark constituents, and non-urban hospital operator Community Health Systems* were among the portfolio's top contributors.

Other individual holdings which benefited portfolio performance included drilling rig operator GlobalSantaFe, which is not a benchmark constituent, and multimedia image provider Getty Images.

*Security was not held in the Portfolio at period-end.

The opinions expressed in this annual report are those of the MFS Investment Management Team. These views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed.

The Portfolio is actively managed and current holdings may be different.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    American Tower Corp.            3.21%
                    ----------------------------------------
                    Juniper Networks, Inc.          2.41%
                    ----------------------------------------
                    Xilinx, Inc.                    2.16%
                    ----------------------------------------
                    Analog Devices, Inc.            2.12%
                    ----------------------------------------
                    Amdocs, Ltd.                    2.10%
                    ----------------------------------------
                    Medicis Pharmaceutical Corp.    2.01%
                    ----------------------------------------
                    Smith International, Inc.       1.84%
                    ----------------------------------------
                    Corporate Executive Board Co.   1.84%
                    ----------------------------------------
                    PETsMART, Inc.                  1.80%
                    ----------------------------------------
                    Advanced Medical Optics, Inc.   1.74%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS MID CAP GROWTH PORTFOLIO                        FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    MFS MID CAP GROWTH PORTFOLIO MANAGED BY
MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL MIDCAP GROWTH INDEX/1/ AND
                             RUSSELL 2000 INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

                  MFS Mid Cap       Russell Midcap      Russell
               Growth Portfolio      Growth Index      2000 Index
                 --------------      ------------      ----------
    3/28/1998        $10,000            $10,000          $10,000
   12/31/1998         10,050              9,935            8,981
   12/31/1999         16,499             11,747           10,891
   12/31/2000         18,031             12,716           10,562
   12/31/2001         13,772             10,154           10,824
   12/31/2002          7,048              7,372            8,607
   12/31/2003          9,659             10,520           12,674
   12/31/2004         11,021             12,149           14,997
   12/31/2005         11,358             13,619           15,679




    --------------------------------------------------------------
                                  Average Annual Return/3/
                              (for the period ended 12/31/05)
    --------------------------------------------------------------
                           1 Year 3 Year 5 Year Since Inception/4/
    --------------------------------------------------------------
    MFS Mid Cap Growth
--  Portfolio               3.06% 17.24% -8.83%       1.65%
    --------------------------------------------------------------
    Russell Mid Cap Growth
- - Index/1/               12.10% 22.70%  1.38%       4.51%
    --------------------------------------------------------------
--  Russell 2000 Index/2/   4.55% 22.13%  8.22%       5.96%
    --------------------------------------------------------------

/1/The Russell Mid Cap Growth Index measures the Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 03/23/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS VALUE PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


SUMMARY OF RESULTS

For the twelve months ended December 31, 2005, the MFS Value Portfolio had a total return of 6.44%. In comparison, the portfolio's unmanaged benchmark, the Russell 1000 Value index returned 7.05%.

CONTRIBUTORS TO PERFORMANCE

Security selection within the industrial goods and services sector added to results over the period. Avoiding index constituent General Electric aided performance as the stock lagged the Russell 1000 Value Index.

A combination of stock selection and to a lesser extent underweighting the leisure sector added to results over the period. Within the leisure sector, an underweight position in cable television provider Comcast benefited the portfolio as the stock decreased markedly over the period.

Security selection within the energy sector drove results relative to the index. Overweighting energy firms Unocal*, ConocoPhillips, EOG Resources, and Noble Corp (not an index constituent) benefited the portfolio.

In other sectors, underweighting weak performing pharmaceutical giant Pfizer* bolstered performance as the stock lagged the broad market index. Our positioning in strong performing investment bank Goldman Sachs was also among the portfolio's top contributors. In the transportation sector the portfolio's positioning in Burlington Northern Santa Fe added to results as did our holding of consumer staples firm Altria Corp.

DETRACTORS FROM PERFORMANCE

Security selection and, to a lesser extent, our overweighted position in the basic materials sector held back performance relative to the benchmark during the reporting period. Within the basic materials sector, overweighting chemicals company PPG Industries Inc and paper and packaging concern International Paper dampened results as both stocks lagged the broad equity index.

Stock selection among the retailing and utilities and communications sectors also detracted from results. Within the sectors our decision to hold shares of Gap and mobile telecommunications firm Vodafone Group PLC (neither of which is an index constituent) held back results.

Within other sectors our holding of underperforming mortgage giant Fannie Mae negatively impacted performance. Underweighting technology firm Hewlett-Packard* was a drag on results as its shares performed strongly during the period. Health care concern Johnson & Johnson (not an index constituent) also detracted from results, as the firm's stock underperformed the Russell 1000 Value index. Finally, not participating in the substantial run up in the shares of energy firms Burlington Resources and Valero Energy was detrimental to results.

The Portfolio's cash position was also a detractor from relative performance. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose as measured by the Portfolio's benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

During the reporting period, our currency exposure detracted from the Portfolio's relative performance. All of MFS' investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for our portfolios to have different currency exposure than the benchmark.

*Security was not held in the portfolio at period-end.

The opinions expressed in this annual report are those of the MFS Investment Management Team. These views are subject to change at any time based on market and other conditions, and no forecast can be guaranteed.

The portfolio is actively managed and current holdings may be different.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Bank of America Corp.             4.25%
                   ------------------------------------------
                   Goldman Sachs Group, Inc. (The)   3.91%
                   ------------------------------------------
                   Altria Group, Inc.                3.46%
                   ------------------------------------------
                   Allstate Corp. (The)              2.89%
                   ------------------------------------------
                   Lockheed Martin Corp.             2.74%
                   ------------------------------------------
                   Johnson & Johnson                 2.71%
                   ------------------------------------------
                   Dominion Resources, Inc.          2.62%
                   ------------------------------------------
                   Total S.A.                        2.27%
                   ------------------------------------------
                   SunTrust Banks, Inc.              2.26%
                   ------------------------------------------
                   Sprint Nextel Corp.               2.25%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]


Financials                         29.1%
Non-Cyclical                       18.4%
Industrials                        14.9%
Energy                             11.6%
Communications                      8.6%
Basic Materials                     7.6%
Utilities                           5.8%
Cyclical                            3.0%
Technology                          1.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS VALUE PORTFOLIO                                 FOR THE YEAR ENDED 12/31/05
MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                        MFS VALUE PORTFOLIO MANAGED BY
   MASSACHUSETTS FINANCIAL SERVICES COMPANY VS. RUSSELL 1000 VALUE INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                  MFS Value Portfolio          Russell 1000 Index
                  -------------------          ------------------
    7/20/1998         $10,000                        $10,000
   12/31/1998           9,506                         10,495
   12/31/1999           9,979                         11,266
   12/31/2000          11,135                         12,057
   12/31/2001          11,247                         11,382
   12/31/2002           9,769                          9,614
   12/31/2003          12,173                         12,502
   12/31/2004          14,118                         14,563
   12/31/2005          15,037                         15,476


    -----------------------------------------------------------
                               Average Annual Return/2/
                           (for the period ended 12/31/05)
    -----------------------------------------------------------
                        1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------
--  MFS Value Portfolio 6.44%  15.44% 6.18%        5.62%
    -----------------------------------------------------------
    Russell 1000 Value
- - Index/1/            7.05%  15.42% 1.07%        5.97%
    -----------------------------------------------------------

/1/The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 07/20/1998.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY MONDRIAN INVESTMENT PARTNERS LTD.
(FORMERLY LAZARD INTERNATIONAL STOCK PORTFOLIO)

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

THE MARKETS

For the year ended December 31, 2005, the Mondrian International Stock Portfolio returned 9.52%.

In 2005 international equity prices made solid progress and the unmanaged benchmark MSCI EAFE Index returned 14.02% (for the same period returns in US dollars). All currencies represented in the EAFE index depreciated against the dollar.

Returns for the Portfolio were strong in Switzerland (+16.3%), mainly due to gains by financials and health care. An important contributor to Swiss healthcare returns was the gain by the pharmaceutical company Roche, which holds the patent on Tamiflu, the potential treatment for bird flu. Of the other larger economies, Germany and France both rose 9.9% and the UK was up 7.4%. In the Pacific, Japan is benefiting from strong international trade, particularly its exports to China and during 2005, the Japanese market rose 25.5%. Elsewhere in the region, Australia was ahead of the index (+16.0%) but the smaller Asian and New Zealand markets trailed it.

The following stocks outperformed the index over the year: On the back of strong results throughout the year, Matsushita Electric Industrial (MEI), the Japanese consumer electronics business, gained over 40%. Also in Japan, Toyota Motor, which gained 48.6%, was a beneficiary of the positive business environment and liquidity flows into the Japanese market. Despite the underperformance in the healthcare sector, the Japanese health care security, Takeda Pharmaceutical, rose more than 25% on the back of solid financial results and the improving expectations for its research pipeline. However, in spite of these high absolute returns from these Japanese stocks, the Japanese market performed strongly in 2005 and as a consequence the stock selection in Japan was negative.

In the materials sector, the UK-based international mining business Rio Tinto and Bayer AG, the global chemicals company, were both beneficiaries of continued strong resource prices, resulting in rises of 76.2% and 53.4%, respectively. Additionally, in the energy sector most energy stocks performed in line with the index reflecting the weaker oil price at year end.

In the telecommunications sector, Telefonica, the Spanish-based international telecommunications business, had its performance dampened by continuing increased competition. Also in this sector, Telstra in Australia underperformed in part due to ongoing regulatory concerns and the downgrading of future earnings forecasts by new management.

OUTLOOK/EXPECTATIONS FOR 2006

Japan has benefited from the strength of the global economy, especially activity levels in the US and China, which is supporting demand for Japanese products.

Increasingly, we are also seeing strong signs of a more stable growth pattern developing in the domestic economy. GDP growth is expected to exceed the economy's sustainable growth rate for the second consecutive year in fiscal year 2005. Our interviews with companies are supporting other statistical indicators that show companies finally beginning to undertake increased capital investment after fifteen years focused on asset reduction. Over the past fifteen years, we have monitored two key indicators: credit growth and inflation, which we have believed need to show stability before we would be confident that the economy has normalised. With companies now actively considering investment and expansion of assets, credit growth has recently turned positive. Inflation has not yet turned positive, but our models and most economic commentators expect that deflation will end sometime next year. Even taking into account all these positive and encouraging signs, the Japanese market is more expensive than most other major world markets, and with companies' increasing focus on capital investment and growth, investors must be wary that they are second-class stakeholder in the eyes of many Japanese corporate managements. The risk that all cash generated by operations could be re-invested at uncertain rates of return is significant, and this would potentially leave little cash left to return to shareholders. Fortunately, we also believe that overall the Japanese stock market is inefficient, and that opportunities exist for stock-pickers with a disciplined long-term investment horizon. It is our strategy to focus on companies with strong cash positions, positive cash generation even after re-investment, and a willingness to compensate shareholders through dividends and share buybacks.

The one Japanese asset that does look increasingly undervalued, however, is the yen. Our purchasing-power-parity analysis indicates that the depreciation against the US dollar in 2005 means that the currency is more than one standard deviation undervalued. While this is not a strong enough indication to cause us to expect immediate appreciation, it does signal to us, as long-term investors, that the yen is attractive. Indeed, a similar story unfolded for the euro last year also. Although the US dollar is close to fair value against these two other major world currencies, this is not a forecast of near-term exchange rate stability. The US dollar's strength in 2005 was surprising in part because of the mounting concern about the USA's very large trade deficit. In spite of the rise in the country's external liabilities, investors continued to be buyers of US assets, supporting the US dollar and allowing US consumers continued access to imported goods at bargain-basement prices. The benign economic environment and low mortgage rates encouraged households to borrow a lot more and save a lot less. These issues remain a concern one year on. Over the medium-to-long term such unsustainable trends are likely to return to sustainable levels. The period of transition will almost certainly entail a period of slower domestic demand which will may well see returns on real assets (such as, US equities or US real estate) weaken. With growth stabilising or improving in other areas, especially Europe and Japan, investors may be attracted to assets in these areas, reducing demand for US dollars.

Central banks are aware that a willingness to accommodate higher oil prices following past oil price spikes allowed higher prices to feed through into the wider economy, contributing to longer-term inflation problems. With Euro-zone unemployment running at 9%, compared with 5% in the US, we believe, however, that there is a lot of spare capacity in continental Europe. As a result, core inflation (which excludes volatile items, such as energy) is likely to remain subdued, as is the interest rate cycle.

The main highlights of the strategy being adopted for the fund are an underweight position in the overvalued Japanese market, an overweight position in the undervalued Australasian markets, an overweight in selected European markets and a defensive currency hedge out of sterling.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY MONDRIAN INVESTMENT PARTNERS LTD.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   Toyota Motor Corp.               4.16%
                   -----------------------------------------
                   RWE AG                           4.08%
                   -----------------------------------------
                   ING Groep NV                     3.96%
                   -----------------------------------------
                   KDDI Corp.                       3.96%
                   -----------------------------------------
                   HBOS Plc                         3.77%
                   -----------------------------------------
                   Royal Dutch Shell Plc, Class A   3.64%
                   -----------------------------------------
                   GlaxoSmithKline Plc              3.62%
                   -----------------------------------------
                   Telefonica S.A.                  3.55%
                   -----------------------------------------
                   Canon, Inc.                      3.50%
                   -----------------------------------------
                   Aviva Plc                        3.49%
                   -----------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                     33.2%
Communications                 12.2%
Non-Cyclical                   10.6%
Energy                         10.3%
Cyclical                        9.7%
Basic Materials                 8.8%
Utilities                       8.4%
Technology                      3.5%
Industrials                     3.3%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO              FOR THE YEAR ENDED 12/31/05
MANAGED BY MONDRIAN INVESTMENT PARTNERS LTD.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               MONDRIAN INTERNATIONAL STOCK PORTFOLIO MANAGED BY
           MONDRIAN INVESTMENT PARTNERS LTD. VS. MSCI EAFE INDEX/1/
                            Growth Based on $10,000

 LOGO

    --------------------------------------------------------------
                                  Average Annual Return/2/
                              (for the period ended 12/31/05)
    --------------------------------------------------------------
                           1 Year 3 Year 5 Year Since Inception/3/
    --------------------------------------------------------------
    Mondrian International
--  Stock Portfolio         9.52% 17.69% 0.93%        4.30%
    --------------------------------------------------------------
- - MSCI EAFE Index/1/     14.02% 24.18% 4.78%       13.34%
    --------------------------------------------------------------

/1/The Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expense and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/01/1996.

Mondrian Investment Partners Ltd. became subadviser to the Portfolio May 2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE:

For the year ended December 31, 2005, the Portfolio provided a total return of 5.99% compared to the S&P 500 Index, which returned 4.91% for the same period.

PORTFOLIO SPECIFICS:

The first six months of 2005 were lackluster ones for the blue-chip U.S. stock market. Given a result approximately the same as that of the market, there were neither particular problems in the Portfolio, nor any investments in particular stocks, industries, or sectors that did so well or so poorly as to throw the contest decisively one way or the other.

Our stock selections in consumer discretionary, information technology, and consumer staples were the biggest positive contributors to relative performance, while our selections in health care and industrials, as well as our overweight in materials, proved the largest negative contributors to performance.

The most striking sector performance came from energy and utilities. Investors responded to the high prices for oil and natural gas early in the year by piling into everything related to energy, including utilities. We noted, though, that changes were occurring beneath the surface and that other sectors appeared to be emerging as better values.

That came to pass particularly in the fourth quarter, when energy and utilities were the two worst performing sectors of the S & P 500, both showing declines versus an index rising overall. Being somewhat underweight in those two sectors was helpful to the Portfolio performance in the fourth quarter, as was our being overweight in the still strongly performing materials sector. Otherwise our good stock selection in both health care and industrials contributed positively. For the second six months of 2005, our investments in those same three sectors, materials, health care, and industrials, also provided the positive difference in our performance. Especially big contributors among individual stocks over the six months were Rio Tinto and Phelps Dodge in materials, Barr Pharmaceuticals in health care, and Norfolk Southern and Burlington Northern Santa Fe in industrials.

Our weakest second half performance was in consumer staples, where our holdings in Hershey and Sysco both declined. Within the energy sector, our de-emphasis of the energy equipment-and-services industry detracted, as that industry had superior returns to those of its sector.

With regard again to the investing environment in general in the second half, there were shifts underway as investors diversified their portfolios. High growth situations seemed especially to attract investors, as exemplified by the stunning upward move in the share price of Google, a stock we have not owned, from what we thought were already quite elevated levels in terms of price to earnings and sales. However, the persistently high energy and other commodity prices, as well as projections for increased capital spending in capacity-constrained industries, continued to provide firm support for the so-called "old economy." So it has been something of a bifurcated market and one in which one treads with care. It does seem, though, that an underlying "theme" to investor behavior has been a powerful attraction to potential for above-average earnings growth, whether from high tech or low tech. We take that as our cue to maintain our focus on companies with compelling fundamentals regardless of industry or sector.

CURRENT STRATEGY AND OUTLOOK:

Our outlook for 2006 is cautious. We do think that the moderate expectations for economic growth can be met, and we also look for higher earnings and dividends. The broad consensus estimate of roughly 3.5% real GDP growth looks reasonable to us, and we likewise think that 6-8% earnings growth for the S&P 500 is doable. However, there are powerful headwinds in the form of higher short-term interest rates, stubbornly high oil and natural gas prices, and a slowing housing market. And, as was certainly impressed on us in 2005, the weather and other natural disasters can throw quite a wrench in the works. The result of all those crosscurrents could be a more volatile market than we've seen in a while. We believe that another result might be defensive positioning by investors. Our emphasis in this environment will be on stocks with good earnings and dividend support. If it is a softer economy that lies ahead, the companies less vulnerable to large earnings declines may prove better bets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Rio Tinto PLC               2.39%
                      ------------------------------------
                      McGraw-Hill Cos., Inc.      2.30%
                      ------------------------------------
                      Norfolk Southern Corp.      2.23%
                      ------------------------------------
                      Target Corp.                2.03%
                      ------------------------------------
                      Chevron Corp.               2.01%
                      ------------------------------------
                      T. Rowe Price Group, Inc.   2.01%
                      ------------------------------------
                      Reed Elsevier NV            1.93%
                      ------------------------------------
                      Johnson & Johnson           1.76%
                      ------------------------------------
                      Walgreen Co.                1.67%
                      ------------------------------------
                      Chubb Corp.                 1.52%
                      ------------------------------------

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Consumer Cyclical               12.3%
Consumer Non-Cyclical           19.8%
Technology                      10.5%
Energy                           7.3%
Industrials                     10.5%
Financials                      17.6%
Communications                  13.1%
Basic Materials                  7.1%
Utilities                        1.8%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER FUND PORTFOLIO                              FOR THE YEAR ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                       PIONEER FUND PORTFOLIO MANAGED BY
                    PIONEER INVESTMENT MANAGEMENT, INC. VS.
                               S&P 500 INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

        PIONEER FUND
         PORTFOLIO         S&P 500 INDEX
        ------------       -------------
12/95     $10,000             $10,000
12/96      11,121              12,295
12/97      13,933              16,395
12/98      16,470              21,084
12/99      16,456              25,518
12/00      20,449              23,196
12/01      15,747              20,441
12/02      10,989              15,925
12/03      13,603              20,490
12/04      19,567              22,718
12/05      20,737              23,834


    ------------------------------------------------------------
                            Average Annual Return/2/
                        (for the period ended 12/31/05)
    ------------------------------------------------------------
                 1 Year 3 Year 5 Year 10 Year Since Inception/3/
    ------------------------------------------------------------
    Pioneer Fund
--  Portfolio    5.99%  13.39% -4.76%  4.84%        6.47%
    ------------------------------------------------------------
    S&P 500
- - Index/1/     4.91%  14.38%  0.54%  9.07%       12.62%
    ------------------------------------------------------------

/1/The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 12/31/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER MID CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE:

Mid caps dominated returns among the major stock capitalization ranges for the year and value stocks bested the returns of growth in each of the Russell large-, mid-, and small-cap style indices. Since its inception on May 1, 2005 through December 31, 2005, the Portfolio provided a total return of 9.84%, compared to the Russell Mid Cap Value Index, the portfolio's benchmark, which returned 12.7% for the same period.

PORTFOLIO SPECIFICS:

The economy and corporate profits surged in the final months of the year after a slow first half. But investors in the end showed their hesitancy about the underlying strength of the economy, choosing to take profits rather than wait for stocks to head higher. The broad US equity markets ended flat for the year, finishing essentially where they began.

Stock selection together with sector overweights in both Industrials and Information Technology benefited relative returns the most. In the Technology sector, data storage company Imation, up 46%, along with SunGuard and Scientific-Atlanta, both acquisition targets that delivered a premium, were especially strong contributors.

Stock selection in the Consumer Discretionary sector detracted from relative performance. Video rental franchise Blockbuster fell on slumping summer box office receipts which lowered same store comps in sales and video rentals. In the Energy sector, we did not own Valero Energy, a large constituent that was up over 140% in the year.

At the period's end, our largest sector overweights relative to the Russell Mid Cap Value Index were Health Care, Industrials, and Energy. Our largest underweights were Financials and Utilities. Within the Consumer Discretionary sector, Media remains our biggest overweight industry, where we still see plenty of individual stock ideas within the industry and valuations appear depressed while ad rates, especially in broadcasting, continue to be strong.

We continue to look at the portfolio in light of our primary focus, which is the selection of individual stocks based on their merit and valuation. Individual stock picks ultimately determine sector weightings. From a macro perspective, rising oil prices and interest rates in our view are a pre-cursor to economic slowdown. As such, the Portfolio is being positioned slightly more defensively. However, we expect to see heightened merger and acquisition activity, a plus for the kinds of stocks we look to own--quality companies with characteristics that we believe are undervalued--that may be attractive takeover targets.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Foot Locker, Inc.           2.10%
                      ------------------------------------
                      Symbol Technologies, Inc.   2.10%
                      ------------------------------------
                      Federated Investors, Inc.   2.09%
                      ------------------------------------
                      W. W. Grainger, Inc.        2.01%
                      ------------------------------------
                      Republic Services, Inc.     1.97%
                      ------------------------------------
                      PMI Group, Inc.             1.91%
                      ------------------------------------
                      Safeway, Inc.               1.90%
                      ------------------------------------
                      Mellon Financial Corp.      1.90%
                      ------------------------------------
                      Ball Corp.                  1.85%
                      ------------------------------------
                      Xerox Corp.                 1.84%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                             26.7%
Non-Cyclical                           19.6%
Industrials                            16.0%
Cyclical                               10.5%
Energy                                  8.2%
Communications                          7.3%
Basic Materials                         6.8%
Technology                              4.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIONEER MID CAP VALUE PORTFOLIO                   FOR THE PERIOD ENDED 12/31/05
MANAGED BY PIONEER INVESTMENT MANAGEMENT, INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  PIONEER MID CAP VALUE PORTFOLIO MANAGED BY
                    PIONEER INVESTMENT MANAGEMENT, INC. VS.
                        RUSSELL MID-CAP VALUE INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                Pioneer Mid Cap        Russell Mid-Cap
                Value Portfolio             Index
                ---------------        ---------------
    5/2/2005        $10,000                 $10,000
   12/31/2005        10,984                  11,405




    ---------------------------------------------------------------
                                         Cumulative Return/2/
                                    (for the period ended 12/31/05)
    ---------------------------------------------------------------
                                          Since Inception/3/
    ---------------------------------------------------------------
--  Pioneer Mid Cap Value Portfolio              9.84%
    ---------------------------------------------------------------
- - Russell Mid-Cap Value Index/1/              12.70%
    ---------------------------------------------------------------

/1/The Russell Mid-Cap Value Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forcasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO    FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
JANUS CAPITAL MANAGEMENT LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

Since its inception on May 1, 2005, through December 31, 2005, the Portfolio returned 15.37% while its benchmark, the Russell 2000 Growth Index, returned 18.10%.

JANUS CAPITAL MANAGEMENT LLC COMMENTARY

DETRACTORS INCLUDED TECHNOLOGY-RELATED HOLDINGS

Stragglers included Infocrossing, a provider of information technology and business process outsourcing to U.S. businesses. In July, the company cut its second-quarter outlook and withdrew its 2005 guidance. Management attributed the shortfall in projected sales to lower-than-anticipated usage-based billings and delays in the start of new contracts. We continue to believe in the long-term potential of the company and therefore increased our position during the period.

Another detractor from performance was Greenfield Online, which provides Internet survey solutions to the marketing research industry. The company performs surveys, as well as provides survey programming, data collection and processing services, and manages the Greenfield Online panel, an Internet-based panel of individuals who participate in the company's surveys. Late this summer, the stock dropped after the company lowered its guidance and its CEO announced his resignation. We've since sold the position.

Workstream was another stock that hurt our relative results. We purchased the stock following what we felt was an unjustifiably sharp pullback in its price resulting from quarterly financial results that were below Wall Street's expectations. The solid, new customer base of this provider of services and Web-based software for Human Capital Management (HCM) has given us the confidence that the company is back on track, although the recovery has taken longer than we anticipated.

STANDOUTS INCLUDED SELECT CONSUMER DISCRETIONARY AND INFORMATION TECHNOLOGY HOLDINGS

Our top performer during the period was TALX, a business process outsourcer for payroll data-centric services. Our view that the stock was undervalued came to fruition when the rest of the street saw TALX continually beat Wall Street's earnings estimates. The company had consistently robust revenue and profit growth figures.

Documentation company American Reprographics also advanced as the market increasingly recognized the viability of its business plan. By digitizing the blueprint and document development process for the architectural and construction industries, among others, American Reprographics is streamlining a traditionally time- and labor-intensive process.

Customer service technology developer LivePerson was also a top 10 contributor. The company has benefited from increased acceptance by Wall Street for its solutions, which include connecting a Website visitor to a company representative via chat technology or a phone call. Building on an already solid base of business in the technology field, LivePerson made strong inroads into the financial services industry over the past two quarters, and we're pleased to see the company hit such an inflection point.

INVESTMENT STRATEGY AND OUTLOOK

Looking ahead, as we remain optimistic about the small-cap universe, we'll continue to maintain a primary focus on investing in companies we believe have solid growth potential, while keeping an eye on macro developments.

TIMCO ASSET MANAGEMENT, INC. COMMENTARY

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

With oil prices receding from their peaks, the financial markets have turned to other worries, especially the housing market and inflation. The Federal Reserve/i/ has indicated to investors that it will do what is necessary to prevent an acceleration of inflation, which could stifle sustainable economic growth. Currently, the economy is expanding at a healthy pace. In our opinion, with the exception of wider trade deficit, recent economic data on consumer demand, industrial production, and housing strongly support a sustainable economic growth environment.

A positive sign for sustainable economic growth came from the industrial sector. For the fourth quarter in a row, operating cash flow exceeded what companies spent on capital goods and inventories. The capability of corporations to increase capital spending is substantial, as the expenditures could be more than accommodated by internal portfolios. Although cash flow has been strong, the corporate sector is making little demand on the capital markets. After spending most of the past few years as the weakest part of the economy, the industrial sector has made a transition to a strong expansion path. The combination of rising demand has provided a potent stimulus for industrial activity. While production has still not recovered to its previous peak level, the upward trend appears to be encouraging.

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

Our performance analysis indicated that stock selection was favorable in the health care and information technology sectors. With our quantitative discipline, we rely heavily on our proprietary stock selection model to rank stocks. However, our stock selection model generated only mixed results. The stocks that ranked high using our valuation factors performed well in the past year. Our valuation factors consist of traditional valuation metrics such as the earnings multiples and the price-to-cash flow ratio. The earnings multiple performed well particularly in health care and finance sectors. The price-to-cash flow

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO    FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
JANUS CAPITAL MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


ratio also produced slightly positive results and reversed its declining trend. The price-to-book ratio continued to post moderate gains, and contributed to the overall performance of the quantitative model. In the health care sector, our overweight positions in Alpharma, Abgenix, and Cubist Pharmaceuticals contributed positively to performance. In the information technology sector, we were helped by our holdings in Blue Coat Systems, Intergraph, and Supertex.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

Our performance analysis indicated that stock selection was difficult in the telecommunication services and consumer staples sectors. Among the earnings factors that we use in our quantitative stock selection model, the estimates revisions factor continued to be anemic but showed signs of improvement. The earnings surprise factor also struggled and detracted from performance. The earnings diffusion factor, however, contributed the most to the overall performance. The overall performance of our earnings factors could be attributed to a growing focus on earnings, as concerns on inflation began to diminish due to some recent economic data. In the telecommunication services sector, our overweight positions in Premiere Global Services, Golden Telecom, and Syniverse Holdings hurt us. Similarly, in the consumer staples sector, we were negatively impacted by our positions in NBTY, Gold Kist, and Longs Drug Stores.

WERE THERE ANY SIGNIFICANT CHANGES MADE TO THE PORTFOLIO DURING THE REPORTING PERIOD?

There were no significant changes made to the Portfolio during the reporting period.

PLEASE REFER TO PAGES 102 THROUGH 106 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    TALX Corp.                      1.66%
                    ----------------------------------------
                    Euronet Worldwide, Inc.         1.36%
                    ----------------------------------------
                    World Fuel Services Corp.       1.22%
                    ----------------------------------------
                    Jarden Corp.                    1.12%
                    ----------------------------------------
                    Carter's, Inc.                  1.11%
                    ----------------------------------------
                    Quiksilver, Inc.                1.08%
                    ----------------------------------------
                    Western Oil Sands, Inc.         1.04%
                    ----------------------------------------
                    Ultimate Software Group, Inc.   1.02%
                    ----------------------------------------
                    CoStar Group, Inc.              0.97%
                    ----------------------------------------
                    Cubist Pharmaceuticals, Inc.    0.90%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Non-Cyclical                    28.1%
Cyclical                        18.9%
Technology                      17.7%
Communications                  10.3%
Industrials                      9.7%
Financials                       7.5%
Energy                           6.4%
Basic Materials                  1.3%
Utilities                        0.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO    FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND JANUS CAPITAL MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


           STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO MANAGED BY
       TIMCO ASSET MANAGEMENT, INC. AND JANUS CAPITAL MANAGEMENT LLC VS.
                         RUSSELL 2000 GROWTH INDEX/1/
                            Growth Based on $10,000

                             [CHART]

              Style Focus Series: Small    Russell 2000
                Cap Growth Portfolio      Growth Index(1)
              -------------------------   --------------
  5/2/2005            $10,000                 $10,000
12/31/2005             11,537                  11,810

    --------------------------------------------------------------------
                                              Cumulative Return/2/
                                         (for the period ended 12/31/05)
    --------------------------------------------------------------------
                                               Since Inception/3/
    --------------------------------------------------------------------
    Style Focus Series: Small Cap Growth
--  Portfolio                                        15.37%
    --------------------------------------------------------------------
- - Russell 2000 Growth Index/1/                     18.10%
    --------------------------------------------------------------------

/1/The Russell 2000 Growth Index offers investors access to the small cap growth segment of the U.S. equity universe. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer of the small cap growth market. Based on ongoing empirical research of investment manager behavior, the methodology used to determine growth probability approximates the aggregate small cap growth manager's opportunity set. The Index does not include fees and expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW

Since its inception on May 1, 2005, through December 31, 2005 the Portfolio returned 13.56%. The unmanaged benchmark, the Russell 2000 Value Index returned 13.70% for the same period.

DREMAN VALUE MANAGEMENT COMMENTARY

For the year ended December 31, 2005, the Russell 2000 Value Index returned 4.69%, as small cap stocks took a bit of a breather after two stellar years. 2005 again saw equities in general post more subdued returns than 2004. We at Dreman Value Management started to manage The Travelers Series Trust: Style Focus Series: Small Cap Value Portfolio ("The Portfolio") in early May of this year. For the interim period of our management our sleeve of the portfolio returned 14.5% compared to the benchmark Russell 2000 Value index's return of 13.7% for the same period. Given the nature of the markets over this period we are satisfied with the performance thus far.

The US equity markets experienced returns over the past twelve months that were only slightly lower than the previous twelve-month period. Value stocks once again outperformed their growth counterparts across the entire market capitalization spectrum. The news over the past twelve months was dominated by the devastating series of hurricanes that seemed to hit on a weekly basis during late August and September. Katrina, Rita and Wilma are names that have now become infamous. These mega storms laid waste to large swaths of the coastal communities in Mississippi, Louisiana, Florida and east Texas. The visions of destruction and the devastating human impact will not soon be forgotten. While equity market returns were somewhat muted compared to last year, the fact that all equity market indices ended the year in positive territory is a testament to the resiliency of the US economy.

The economic consequences of the loss of Gulf Coast industrial output will be felt for years. While cost estimates of the damage are difficult to pin down, we may be looking at anywhere from $150 to $250 billion in clean-up costs and reconstruction. It is hard to estimate the effect on US economic output, but we would not be surprised to see growth about 1/2% lower than would have occurred without the storms.

The energy infrastructure in the Gulf was especially hard hit during the recent hurricanes. Much of the attention in the press was focused on the damage to refiners around the Gulf Coast. Approximately 15% of US refiner capacity was taken off line due to the storms, causing temporary gasoline shortages that drove prices well above $3 per gallon in some places. While lack of refining capacity has been an issue in the US for many years, the disruption from the storms focused political attention on the issue as consumers voiced growing concern about their ability to afford higher prices. Fortunately, gasoline is an internationally traded commodity so increased imports helped to avert an even larger price spike.

The most serious long-term economic consequence from the hurricanes may be the destruction of natural gas and oil production in the Gulf. Approximately 21% of the natural gas supply and 29% of the oil supply in the US comes from the Gulf of Mexico. According to the Minerals Managements Service (MMS) approximately 65% of the natural gas production and 77% of the oil production in the Gulf remained shut-in as of early October. Our sources in the Energy industry tell us that a significant amount of the lost production may take months to be brought back on line and that many of the older wells that were destroyed will never be replaced. While the US can make up the lost oil production through increased imports, there is no easy solution to replace lost natural gas production.

It appears that we will enter the winter heating season with natural gas supplies at about a five-year average, but with production constrained due to hurricane damage. Since only 20% of winter natural gas demand is met through storage, the lower level of production could lead to significant price spikes if the winter is severe. Even if the winter is just normal we may see a continuation of the increase in current natural gas prices, which are almost double what they were last year. We have seen reports that estimate consumers will be spending up to 50% more to heat their homes this winter compared to last year.

The recent interest rate increases will also pinch the economy through a cooling off of the housing sector. The Fed seems on track to increase the Federal Funds rate by an additional 0.25% at each of its next two meetings, at a minimum, which would bring the rate to 4.25% by year-end. Recently released minutes from the last Fed meeting show a rising concern about inflation among Fed members. While still low by historic levels, rising short-term rates mean consumers will be paying more on adjustable rate debt such as home equity loans and interest-only mortgages.

While the Fed has been raising short-term rates, longer term rates have continued to languish. The 10-year rate is still well below 4.5%. Given the borrowing needs created by the hurricane damage, the looming government spending to fund Social Security and Medicare, and the continuing need to attract capital to fund our trade deficit, we have little doubt that higher long-term interest rates are just a matter of time.

The combination of higher gasoline prices, sharp increases in home heating bills, and higher interest costs will strain consumers' budgets. In fact, we are already starting to see the effect on consumer spending. Car companies are reporting sharp decreases in sales of SUV's. During September, Ford and GM reported 30% decreases compared to the prior year. In New York City, the average sale price of apartments fell 13% during September. Finally, we are starting to see deterioration in credit quality as overdue payments on credit cards rose to 4.8% in the second quarter. It looks like the weakening of consumer demand that we have been expecting is finally at hand.

Even though consumer spending is showing signs of weakening, we expect the corporate and government sector spending to remain robust. Consequently, we believe that while economic growth will slow, the economy is likely to continue to expand modestly in the coming quarters. By the early part of 2006 we should see construction spending pick up as the rebuilding effort along the Gulf Coast gets underway in earnest. This will provide a boost to a wide variety of industries and will help reduce the temporary increase in unemployment caused by the storms.

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                                      46

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



Turning to the portfolio, we continue to maintain overweight positions in the Energy, Basic Materials, Industrials, and Health Care sectors relative to the Russell 2000 Value Index. Those sectors most exposed to the consumer, such as Consumer Discretionary and Technology, remain as underweights. During the quarter we pared back numerous positions that either had reached our valuation targets, had increased in price to such an extent that they were no longer small cap companies, or where fundamentals changed such that we were no longer confident in the fundamental outlook. The strong performance of small cap stocks over the last three years has added to the turnover as rapid advances in stock prices have meant that valuation targets can be reached in a matter of months. The portfolio's turnover is a consequence of our attempt to maintain the portfolio consistently invested in value stocks with strong fundamentals that, on average, have market capitalization under $2 billion.

Energy withstood a difficult final quarter to easily wind up as best performing sector during the past year with most of the positions appreciating substantially. At the end of December, energy stocks represented about 16% of the portfolio. Among the best performers were Parallel Petroleum and Carrizo Oil & Gas, which returned 64% and 61%, respectively. The portfolio has been overweight energy for more than three years, and given the fundamental outlook, we expect to overweight energy for the foreseeable future. The holdings in the Energy sector are split between exploration and production companies (E&P) and energy equipment and service companies.

On the E&P side, we continue to focus on companies with significant reserves of natural gas in North America. While many do not appear "cheap" when focusing on near-term earnings, our focus is on the value of gas reserves in the ground. For example, Parallel Petroleum currently trades at an approximate P/E of 20 based on 2006 earnings, hardly a low P/E stock. However, when we calculate the value of its gas reserves in Texas, New Mexico, and Utah, we come up with a value of better than $30 per share, more than twice the current stock price. More importantly, to get to this value, we assume natural gas prices of $6.50 per Mcf (thousand cubic feet), about half the current level.

Energy equipment and service stocks are poised for several years of strong growth as more effort is made to bring new production of oil and gas to the market. In order to just keep gas and oil supplies at current levels, it takes an ever-increasing amount of drilling because of the rate of depletion that is occurring in currently producing wells. It will take a significantly higher level of capital investment for the world to increase supplies from current levels, which bodes well for companies such as Grant Prideco, Patterson UTI, Cal Dive International, etc. Most of the equipment and service companies trade at P/E ratios in the mid-teens based on 2006 earnings estimates. What makes these companies so attractive is that their earnings growth rates over the next three years should exceed 25%. In our view, only a collapse in oil and gas prices to less than half their current levels will change their earnings outlook. Hence, the key question in assessing the attractiveness of energy investments is the future outlook for energy prices.

For some time we have maintained the belief that oil would stay above $50 per barrel and natural gas above $6 per 1,000 cubic feet (Mcf). At these prices, we believe the companies we currently own are undervalued. The futures market provides data on the outlook that investors and speculators have on oil and natural gas prices. As of early October, the 6-year futures on oil were trading just above $62 per barrel. Oil producers could lock in a sale price on oil above $60 for the next 6 years. The 6-year natural gas futures are trading over $8.80 per Mcf.

While the market is often wrong on the future outlook for prices (remember the technology bubble!), the futures market provides a hedging opportunity where energy companies can lock in the future sale price of their production. If we were running these companies, we would certainly look to take advantage of the opportunity to lock in future profits. The bottom line is that you do not need heroic assumptions on future commodity prices to still be bullish on the Energy sector. As a final comment, we firmly believe that the energy holdings will be volatile. Investments based on commodity prices always are. In addition, there is a lot of "hot" money chasing the sector where a long-term holding period might mean from breakfast until lunch.

Industrial stocks currently represent approximately 17% of the portfolio. A recent addition of note is Insteel, which produces concrete reinforcing products that are used in road building as well as commercial construction. It currently trades at just 6.2 times trailing earnings and has an excellent balance sheet. We expect Insteel to benefit in the coming years from the increased spending on road repair and construction as the US is forced to upgrade the long neglected infrastructure. In fact, several of the portfolio's holdings such as General Cable and Watts Water Technologies also stand to benefit from this trend.

We continue to like the aerospace and defense stocks and they represent about a third of the portfolio's industrial positions. Among our favorite names in this area are Aviall and DRS Technologies. Aviall trades at a P/E of 19 times, a little rich for our taste, but it has increased greatly since our initial foray. We still hold it because of its unique position as a sole supplier of parts for a large number of widely used jet engines and other key plane assemblies. Most of its focus is on after-market parts that have to be replaced on a regular basis. We see continued earnings growth in the low to mid-teens over the next five years. DRS Technologies focuses more on the defense area with a wide range of products in the intelligence, data gathering, and surveillance areas. Like Aviall, it should enjoy growth rates near the mid teens level for the next three to five years.

DHB Industries and Duratek were the two worst performing industrial stocks during the quarter. DHB Industries declined over 41% due to fears of serious financial consequences stemming from lawsuits that claim the company did not appropriately warn investors about problems with its products. Given that DHB produces body armor for police and the military, product quality and consumer confidence are extremely important. We decided to sell the stock rather than wait for the outcome of the lawsuits. Duratek which is in the business of cleaning up, transporting, and disposing of nuclear material fell over 30% after announcing poor quarterly results and was eliminated from the portfolio late in the year.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



The Portfolio's health care stocks currently account for 15% of the total portfolio. Lifepoint Hospitals declined slightly during the year as the impact of the hurricanes and fears of bad debts weighted on the stocks, again showing the far reaching of the fall's devastating series of storms. Biovail Corp., a pharmaceutical stock with a portfolio of products that aid in the oral delivery of drugs, was a standout with a return of over 28%. Biovail was added in August and sold in November so it did not take long to add value. In fact, this is an example of our earlier statement about how quickly small cap stock prices can change.

Financial stocks were hindered by the growing headwind of rising interest rates for much of the past year before rallying in the final quarter. The portfolio's holdings in the Real Estate industries were particularly weak. We have been concerned for some time about the outlook for financial stocks and have been underweight the sector for several quarters relative to the Russell 2000 Value. Doral Financial and R&G Financial, both thrifts, each declined approximately 20%. They have been under pressure due to write-offs arising from their mortgage portfolios. Longer term, we still think R&G Financial offers attractive return potential as it currently trades at a P/E of 6.5 with earnings growth of approximately 10%. While Doral is similarly valued, we have lost confidence in management and consequently sold the position shortly after the quarter ended.

Real Estate stocks also were hurt by weakness late in the year as investor concerns on interest rates caused interest in REITs to wane. We hold about 6.0% of the portfolio in REITs, about half of the small cap value benchmark, and remain confident on the long-term prospects for companies such as KKR
Financial, Newcastle Investment, and Novastar Financial. Novastar has been a favorite of short sellers who remain convinced that the sub-prime mortgage area is due for a major fall. At current levels, Novastar yields almost 20% based on its regular quarterly dividend and our analysis shows that the yield is safe unless extraordinary events roil the economy. In fact, between now and January 2007, Novastar should pay out almost $10 in dividends or 30% of the current stock price. We see little on the horizon that will put these dividends at risk.

TIMCO ASSET MANAGEMENT, INC. COMMENTARY

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

WHAT WERE THE OVERALL MARKET CONDITIONS DURING THE PORTFOLIO'S REPORTING PERIOD?

With oil prices receding from their peaks, the financial markets have turned to other worries, especially the housing market and inflation. The Federal Reserve/i/ has indicated to investors that it will do what is necessary to prevent an acceleration of inflation, which could stifle sustainable economic growth. Currently, the economy is expanding at a healthy pace. In our opinion, with the exception of wider trade deficit, recent economic data on consumer demand, industrial production, and housing strongly support a sustainable economic growth environment.

A positive sign for sustainable economic growth came from the industrial sector. For the fourth quarter in a row, operating cash flow exceeded what companies spent on capital goods and inventories. The capability of corporations to increase capital spending is substantial, as the expenditures could be more than accommodated by internal portfolios. Although cash flow has been strong, the corporate sector is making little demand on the capital markets. After spending most of the past few years as the weakest part of the economy, the industrial sector has made a transition to a strong expansion path. The combination of rising demand has provided a potent stimulus for industrial activity. While production has still not recovered to its previous peak level, the upward trend appears to be encouraging.

WHAT WERE THE LEADING CONTRIBUTORS TO PERFORMANCE?

Our performance analysis indicated that stock selection was favorable in the financials and information technology sectors. With our quantitative discipline, we rely heavily on our proprietary stock selection model to rank stocks. However, our stock selection model generated only mixed results. The stocks that ranked high using our valuation factors performed well in the past year. Our valuation factors consist of traditional valuation metrics such as the earnings multiples and the price-to-cash flow ratio. The earnings multiple performed well particularly in health care and finance sectors. The price-to-cash flow ratio also produced slightly positive results and reversed its declining trend. The price-to-book ratio continued to post moderate gains, and contributed to the overall performance of the quantitative model. In the financials sector, our overweight positions in Federal Agricultural Mortgage, Piper Jaffray, and Kilroy Realty contributed positively to performance. In the information technology sector, we were helped by our holdings in Talx, Nuance Communications, and United Online.

WHAT WERE THE LEADING DETRACTORS FROM PERFORMANCE?

Our performance analysis indicated that stock selection was difficult in the telecommunication services and consumer staples sectors. Among the earnings factors that we use in our quantitative stock selection model, the estimates revisions factor continued to be anemic but showed signs of improvement. The earnings surprise factor also struggled and detracted from performance. The earnings diffusion factor, however, contributed the most to the overall performance. The overall performance of our earnings factors could be attributed to a growing focus on earnings, as concerns on inflation began to diminish due to some recent economic data. In the telecommunication services sector, our overweight positions in Price Communications, Cincinnati Bell, and Golden Telecom hurt us. Similarly, in the consumer staples sector, we were negatively impacted by our positions in Alliance One International, Chiquita Brands International, and NBTY.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The performance returns shown above do not reflect the deduction of sales charges, which, if reflected, would reduce performance. The views

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------

expressed are opinions of the portfolio manager as of December 31, 2005 and are subject to change based on market and other conditions. These views may differ from those of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results or investment advice. Portfolio allocation is subject to change at any time. The mention of any individual securities should neither constitute or be construed as a recommendation to purchase or sell securities and information provided regarding such individual securities is not a sufficient basis upon which to make an investment decision. Any statistics have been obtained from sources the portfolio manager believed to be reliable, but the accuracy and completeness of the information cannot be guaranteed. Portfolio allocations, holdings and characteristics are subject to change at any time. All investments involve risk including possible loss of principal.

PLEASE REFER TO PAGES 107 THROUGH 111 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE PORTFOLIO'S HOLDINGS.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                  Percent of
                   Description                    Net Assets
                   -----------------------------------------
                   CommScope, Inc.                  1.27%
                   -----------------------------------------
                   Anixter International, Inc.      1.21%
                   -----------------------------------------
                   Oregon Steel Mills, Inc.         1.16%
                   -----------------------------------------
                   Southern Union Co.               1.15%
                   -----------------------------------------
                   RTI International Metals, Inc.   1.14%
                   -----------------------------------------
                   URS Corp.                        1.12%
                   -----------------------------------------
                   Kinetic Concepts, Inc.           1.12%
                   -----------------------------------------
                   Cameco Corp.                     1.07%
                   -----------------------------------------
                   EMCOR Group, Inc.                0.93%
                   -----------------------------------------
                   Terex Corp.                      0.93%
                   -----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Financials                     26.4%
Industrials                    16.1%
Non-Cyclical                   13.9%
Energy                         11.0%
Cyclical                        9.5%
Communications                  7.7%
Basic Materials                 6.7%
Technology                      4.7%
Utilities                       4.0%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO     FOR THE PERIOD ENDED 12/31/05
MANAGED BY TIMCO ASSET MANAGEMENT, INC. AND
DREMAN VALUE MANAGEMENT L.L.C.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


           STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO MANAGED BY
      TIMCO ASSET MANAGEMENT, INC. AND DREMAN VALUE MANAGEMENT L.L.C. VS.
                          RUSSELL 2000 VALUE INDEX/1/
                            Growth Based on $10,000

                       [CHART]

              Style Focus Series: Small    Russell 2000
                Cap Value Portfolio       Value Index(1)
              -------------------------   --------------
  5/2/2005             $10,000                $ 10,000
12/31/2005              11,357                  11,370

    -------------------------------------------------------------------
                                             Cumulative Return/2/
                                        (for the period ended 12/31/05)
    -------------------------------------------------------------------
                                              Since Inception/3/
    -------------------------------------------------------------------
    Style Focus Series: Small Cap Value
--  Portfolio                                       13.56%
    -------------------------------------------------------------------
- - Russell 2000 Value Index/1/                     13.70%
    -------------------------------------------------------------------

/1/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forcasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 05/01/2005.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE REVIEW

For the 12 months ended December 31, 2005, the Travelers Quality Bond Portfolio returned 1.63%. In comparison, the Portfolio's unmanaged benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index,/iv/ returned 1.58% for the same period while the Lipper Variable Short-Intermediate Investment Grade Debt Funds Category Average/1/ was 1.62%.

MARKET OVERVIEW

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board ("Fed")/i/ activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point hikes during the period brought the federal funds rate/ii/ from 2.25% to 4.25% by period end. These measured, consecutive, rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a "conundrum," yields on the long bond stayed low during the period, declining 29 basis points over the 12 months. This sharp rise in shorter yields and decline in longer yields resulted in the extensive yield curve flattening seen throughout the period and, near year end, a brief yield curve inversion as 2-year U.S. Treasury yields broke above 10-year U.S. Treasury yields on stronger-than-expected housing starts.

As the market appeared to fully expect each 25-basis-point hike in the federal funds rate during the period--thanks to the Fed's well-telegraphed intentions to raise rates at a measured pace--investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates "at a pace that is likely to be measured," noting that core inflation remained low through the year and long-term inflation expectations were "contained". However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented already building inflationary pressure. Although the Fed maintained its "measured" language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee (FOMC) removed its characterization of monetary policy as "accommodative" in its December statement, as well as the signal phrase "at a pace that is likely to be measured", a key indicator of future rate hikes. The overall tone of the December statement, the also indicated that monetary policy decisions will become more data-dependent as the Fed shifts from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan's replacement also affected the financial markets, leaving open the question of future policy direction, as Mr. Bernanke's specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Although the pace of improvement remained uneven month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through the economy, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also supported economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Corporation and Ford Motor Corporation were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus December 2004's 102.3 reading, as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product ("GDP")/iii/ declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5% pace). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively "contained" through 2005. Core inflation rates, in particular, remained at moderate levels, with core CPI inflation consistently registering below market expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December-end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of the Fed's apparent comfort range.

/1/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 183 funds in the Fund's Lipper category and excluding sales charges.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/ii/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/iii/Gross domestic product is a market value of goods and services produced by labor and property in a given country.

/iv/The Lehman Brothers Government/Credit Bond Index is a broad-based index composed government and corporate debt issues that are (rated Baa/BBB or higher). Please note that an investor cannot invest directly in an index.

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                  Percent of
    Description                                                   Net Assets
    ------------------------------------------------------------------------
    U.S. Treasury Notes (2.875%, 11/30/06)                          11.57%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (4.125%, 08/15/08)                          10.00%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (4.000%, 08/31/07)                           6.66%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (3.375%, 11/15/08)                           3.54%
    ------------------------------------------------------------------------
    Time Warner, Inc. (6.150%, 05/01/07)                             2.04%
    ------------------------------------------------------------------------
    U.S. Treasury Notes (4.125%, 08/15/10)                           1.94%
    ------------------------------------------------------------------------
    Commercial Mortgage Pass Through Certificates Series 2005-C6,
     Class A5B (5.167%, 06/10/44)                                    1.78%
    ------------------------------------------------------------------------
    JP Morgan Chase Commercial Mortgage Securities Corp.
     Series 2004-C3, Class AJ (4.922%, 01/15/42)                     1.63%
    ------------------------------------------------------------------------
    Pepco Holdings, Inc. (5.500%, 08/15/07)                          1.57%
    ------------------------------------------------------------------------
    HSBC Finance Corp. (6.375%, 10/15/11)                            1.54%
    ------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

 LOGO

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRAVELERS QUALITY BOND PORTFOLIO                    FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  TRAVELERS QUALITY BOND PORTFOLIO MANAGED BY
                  SALOMON BROTHERS ASSET MANAGEMENT INC. VS.
         LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX/1/
                            Growth Based on $10,000

                                    [CHART]

                Travelers Quality          Lehman Bro. Intermediate
                 Bond Portfolio            Gov/Credit Bond Interest
                 --------------            ------------------------
    8/30/1996         $10,000                      $10,000
   12/31/1996          10,356                       10,388
   12/31/1997          11,095                       11,624
   12/31/1998          12,036                       13,004
   12/31/1999          12,168                       13,055
   12/31/2000          13,015                       14,376
   12/31/2001          13,944                       15,664
   12/31/2002          14,753                       16,651
   12/31/2003          15,784                       17,369
   12/31/2004          16,303                       17,897
   12/31/2005          16,579                       18,180




    ----------------------------------------------------------------
                                    Average Annual Return/2/
                                (for the period ended 12/31/05)
    ----------------------------------------------------------------
                             1 Year 3 Year 5 Year Since Inception/3/
    ----------------------------------------------------------------
    Travelers Quality Bond
--  Portfolio                1.63%  3.94%  4.95%        5.56%
    ----------------------------------------------------------------
    Lehman Brothers
    Intermediate Government/
- - Credit Bond Index/1/     1.58%  2.97%  5.50%        6.87%
    ----------------------------------------------------------------

/1/The Lehman Brothers Intermediate Government/Credit Bond Index is a weighted composite of the Lehman Brothers Government Bond Index, which is a broad-based index of all public debt obligations of the U.S. government and its agencies and has an average maturity of nine years and the Lehman Brothers Credit Bond Index, which is comprised of all public fixed-rate non-convertible investment-grade domestic corporate debt, excluding collateralized mortgage obligations. The Index does not include fees and expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/3/Inception date of Portfolio is 08/30/1996.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------



On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup, Inc. ("Citigroup") announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As part of this transaction, the investment subadviser for the Portfolio became a wholly owned subsidiary of Legg Mason.

PERFORMANCE REVIEW

For the twelve months ended December 31, 2005, U.S. Government Securities Portfolio returned 4.33%. The Portfolio outperformed its unmanaged benchmark, the Merrill Lynch U.S. Treasury/Agency Master Index/v/, which returned 2.66% for the same period. The Portfolio underperformed its other unmanaged composite benchmark, the Merrill Lynch U.S. Treasuries 15+ Years/Merrill Lynch Mortgage Master Index/vi/, which returned 5.01%, for the same period. The Portfolio outperformed the Portfolio's Lipper General U.S. Government Funds Category Average/1/, which increased 2.05%.

MARKET OVERVIEW

During the 12 months ended December 31, 2005, the markets were primarily driven by Federal Reserve Board ("Fed")/i/ activity, employment and inflation data and rising energy costs, exacerbated by the devastating impact of Hurricane Katrina on the U.S. Gulf Coast. The Fed's eight "measured" 25-basis-point/ii/ hikes during the period brought the federal funds rate/iii/ from 2.25% to 4.25% by period end. These rate hikes exerted upward pressure on short-term bond yields, driving 2-year yields up about 134 basis points during the 12 months. However, in what Fed Chairman Alan Greenspan termed a "conundrum," yields on the long bond stayed relatively low during the period, declining 29 basis points during the period. This sharp rise in shorter yields and decline in longer yields resulted in the extensive yield curve flattening seen during the period and, near year-end, a brief yield curve inversion as 2-year U.S. Treasury note yields broke above 10-year yields on reports of stronger-than-expected housing starts.

As many market participants fully expected each 25-basis-point hike in the federal funds rate during the period--thanks to the Fed's well-telegraphed intentions to raise rates at a measured pace--investors spent much of the period dissecting language from the Fed for clues on its assessment of the U.S. economy and the pace of rate hikes. The Fed reiterated throughout much of the year that it would increase rates "at a pace that is likely to be measured," noting that core inflation remained low through the year and long-term inflation expectations were "contained". However, higher energy costs, exacerbated by the supply disruption following the Hurricanes Katrina and Rita, augmented building inflationary pressure. Although the Fed maintained its "measured" language until the very end of the quarter due to continued strong economic growth and manageable inflation, in an important departure from previous accompanying statements, the Federal Open Market Committee ("FOMC") removed its characterization of monetary policy as "accommodative" in its December statement, as well as the signal phrase "at a pace that is likely to be measured", a key indicator of future rate hikes. The overall tone of the December statement also indicated that monetary policy decisions will become more data-dependent as the Fed may shift from its focus on reaching neutral to limiting pricing pressures. The nomination of Ben Bernanke in October as Fed Chairman Alan Greenspan's replacement also affected markets, leaving open the question of future policy direction, as Mr. Bernanke's specific focus and leadership skills are, in part, unknown.

Economic growth remained remarkably resilient during the annual period, particularly in light of the volatility seen in employment indicators and mixed industrial production, retail sales and consumer sentiment during Spring 2005 and in the aftermath of Fall 2005's Hurricanes Katrina and Rita. Although the pace of improvement remained uneven from month to month, the U.S. labor market trended broadly positive during the annual period, continuing the upswing in employment that began in early 2004. Unemployment fell through the majority of the period, declining from 5.4% in December 2004 to 4.9% in December 2005. While September 2005 saw a 0.2% month-over-month uptick in unemployment to 5.1% as the dislocation in the Gulf region flowed through, the unemployment rate shifted back down in the fourth quarter. An exceedingly strong housing market also supported economic growth during the year, continuing its upward charge through the period despite some softening by year-end.

Industrial production and retail sales remained broadly positive through most of the period, even considering the volatility in the auto sector as General Motors Company and Ford Motor Company were successively downgraded by three major statistical credit rating agencies to below investment grade in Spring 2005. While auto sales dragged down headline retail numbers by period end, as reductions in auto production hit the market and the highly successful automotive dealer incentive packages offered through the summer came to an end, overall retail sales (ex-autos) remained reasonably stable. Industrial production declined in September on the impact of the hurricanes but rebounded sharply in October, resuming the strong upswing seen through the majority of the annual period. Consumer confidence, which plummeted through the Fall, ended the year up slightly at 103.6 versus the December 2004 reading of 102.3, as gasoline prices fell in the fourth quarter.

Despite the resilience of the U.S. economy during the period, slowing global growth, broadly rising inflation and higher oil prices undoubtedly restrained economic activity during the 12 months. U.S. gross domestic product ("GDP")/iv/ declined year-over-year to 3.8% growth in first quarter 2005 (from first quarter 2004's 4.5% pace) and 3.4% growth in second quarter 2005 (from second quarter 2004's 3.5%). While economic growth rebounded into the third quarter, gaining 4.1% on an annualized basis, the recovery was at least partially fueled by the massive fiscal stimulus injected into the Gulf region in the wake of the hurricanes. Therefore, although growth remained strong throughout the period, fears of potential slowing, combined with increasing inflation, drove markets. Oil prices, which breached $70 per barrel in late August before drifting back down to the mid-$60s, also cast a pall on growth and consumer spending expectations.

While inflationary pressures from sustained high commodity prices began to creep into the economy, particularly near the end of the year, continued strong growth and limited wage pressures kept long-term inflation expectations relatively "contained" through 2005. Core

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


inflation rates, in particular, remained at moderate levels, with core CPI inflation consistently registering below market expectations through early Fall despite growing inflationary pressure. Inflation fears tapered off slightly during the last two months of the quarter as energy costs came off their September highs, with headline inflation even surprising on the downside in December. However, despite the apparently moderate pace of inflation through 2005, the Fed remained extremely vigilant, as some inflation pressures began to seep into producer prices and U.S. economic growth continued at its surprisingly strong pace. Consistently high energy prices also began to push up core CPI inflation by December end, stopping its downward month-to-month drift to end the year with a 0.2% month-over-month increase in December, near the upper end of what many investors perceive to be the Fed's comfort range.

/1/Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 166 funds in the Fund's Lipper category, and excluding sales charges.

/i/The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/ii/A basis point is one one-hundredth (1/100 or 0.01) of one percent.

/iii/The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

/iv/Gross domestic product is a market value of goods and services produced by labor and property in a given country.

/v/The Merrill Lynch U.S. Treasury/Agency Master Index is an index comprised of U.S. Treasury and Agency securities.

/vi/The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.)

The views expressed above are those of the investment subadvisory firm and are subject to change based on market and other conditions. Information about the Portfolio's holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future portfolio composition which will vary.

TOP TEN HOLDINGS BY MARKET VALUE
As of 12/31/05

                                                                Percent of
     Description                                                Net Assets
     ---------------------------------------------------------------------
     U.S. Treasury Note (4.125%, 05/15/15)                        10.69%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (6.250%, 08/15/23)                        10.19%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (5.250%, 11/15/28)                         5.25%
     ---------------------------------------------------------------------
     Federal National Mortgage Assoc. (5.500%, 12/01/99)           5.16%
     ---------------------------------------------------------------------
     Federal National Mortgage Assoc. (6.000%, 04/01/35)           4.48%
     ---------------------------------------------------------------------
     Tennessee Valley Authority, Series G (7.125%, 05/01/30)       4.45%
     ---------------------------------------------------------------------
     Financing Corp.(FICO) Strips, Series 13 (5.229%, 06/27/11)    4.11%
     ---------------------------------------------------------------------
     U.S. Treasury Strip (3.230%, 02/15/27)                        4.02%
     ---------------------------------------------------------------------
     U.S. Treasury Bond (8.875%, 02/15/19)                         3.88%
     ---------------------------------------------------------------------
     Federal Home Loan Mortgage Corp. (5.000%, 10/01/35)           3.26%
     ---------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/05

                                    [CHART]

Collateralized Mortgage Obligations                   16.4%
U.S Government Agency Mortgage Backed Securities      35.0%
U.S Government & Agency Obligations                   48.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                FOR THE YEAR ENDED 12/31/05
MANAGED BY SALOMON BROTHERS ASSET MANAGEMENT INC.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                U.S. GOVERNMENT SECURITIES PORTFOLIO MANAGED BY
                     SALOMON BROTHERS ASSET MANAGEMENT VS.
   MERRILL LYNCH U.S. TREASURY/AGENCY MASTER INDEX/1/ AND COMPOSITE INDEX/2/
                            Growth Based on $10,000

                                    [CHART]

                                        MERRILL LYNCH U.S.
                  U.S. GOVERNMENT        TREASURY/Agency        Composite
                SECURITIES PORTFOLIO     Master Index/1/         Index/2/
                --------------------     --------------         -----------
12/31/1994             10,000                10,000               10,000
12/31/1995             12,442                11,831               12,423
12/30/1996             12,623                12,158               12,684
12/30/1997             14,216                13,325               14,250
12/30/1998             15,666                14,637               15,745
12/31/1999             15,004                14,328               15,143
12/30/2000             17,185                16,207               17,588
12/30/2001             18,185                17,370               18,635
12/30/2002             20,663                19,328               21,106
12/31/2003             21,231                19,784               21,688
12/30/2004             22,532                20,460               23,103
12/30/2005             26,156                21,004               24,260


    --------------------------------------------------------------
                              Average Annual Return/3/
                          (for the period ended 12/31/05)
    --------------------------------------------------------------
                   1 Year 3 Year 5 Year 10 Year Since Inception/4/
    --------------------------------------------------------------
    U.S.
    Government
    Securities
--  Portfolio      4.33%  4.39%  6.47%   6.57%        7.16%
    --------------------------------------------------------------
    Merrill Lynch
    U.S. Treasury/
    Agency Master
- - Index/1/       2.66%  2.81%  5.33%   5.91%        5.91%
    --------------------------------------------------------------
    Composite
--  Index/2/       5.01%  4.75%  6.62%   6.87%        6.92%
    --------------------------------------------------------------

/1/The Merrill Lynch U.S. Treasury/Agency Master Index (also known as the U.S. Government Index) tracks the performance of the combined U.S. Treasury and U.S. Agency markets. The Index does not include fees and expenses and is not available for direct investment.

/2/Composite Index which is an equally weighted average of the Merrill Lynch U.S. Treasuries 15+ years Index and the Merrill Lynch Mortgage Master Index

The Merrill Lynch U.S. Treasuries 15+ Years Index tracks the performance of the direct Sovereign debt of the U.S. Government. It includes all U.S. dollar-denominated U.S. Treasury Notes and Bonds having at least 15 years remaining term to maturity and a minimum amount outstanding of $1 billion. The Index does not include fees and expenses and is not available for direct investment.

The Merrill Lynch Mortgage Master Index (also called the Mortgage Backed Securities Index) tracks the performance of the U.S. dollar-denominated 30-year, 15-year and balloon pass-through mortgage securities having at least $150 million outstanding per generic production year (defined as the aggregation of all mortgage pools having a common issuer, type, coupon and production year.) The Index does not include fees and expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gains distributions.

/4/Inception date of Portfolio is 12/31/1994.

Past Performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

--------------------------------------------------------------------------------

UNDERSTANDING YOUR PORTFOLIO'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you may incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, shareholder services fees and other Portfolio expenses. For Travelers Series Trust sales charges, redemption fees do not apply. Costs are described in more detail in the Portfolio's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Portfolios and help you compare these with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line in the table for each Portfolio shows the ACTUAL account values and ACTUAL Portfolio expenses you would have paid on a $1,000 investment in the Portfolio from July 1, 2005 through December 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Portfolio returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the "Expenses Paid During Period" column as shown below for your Portfolio.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Portfolio's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Portfolio and other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different Portfolios. In addition, if these transaction costs were included, your costs would have been higher.

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
CONVERTIBLE SECURITIES PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,040.10        $3.86
  Hypothetical (5% return before expenses)     1,000.00      1,021.42         3.82
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.75% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
DISCIPLINED MID CAP STOCK PORTFOLIO         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,074.90        $4.29
  Hypothetical (5% return before expenses)     1,000.00      1,021.07         4.18
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.82% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
EQUITY INCOME PORTFOLIO                     ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,063.10        $4.42
  Hypothetical (5% return before expenses)     1,000.00      1,020.92         4.33
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.85% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
FEDERATED HIGH YIELD PORTFOLIO              ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,025.50        $4.44
  Hypothetical (5% return before expenses)     1,000.00      1,020.82         4.43
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.87% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
FEDERATED STOCK PORTFOLIO                   ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,046.80        $4.90
  Hypothetical (5% return before expenses)     1,000.00      1,020.42         4.84
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.95% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
LARGE CAP PORTFOLIO                         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,089.20        $4.53
  Hypothetical (5% return before expenses)     1,000.00      1,020.82         4.38
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.86% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                 BEGINNING     ENDING        EXPENSES PAID
                                                 ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                 6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                           $1,000.00     $1,086.00        $1.84
  Hypothetical (5% return before expenses)          1,000.00      1,023.44         1.79
-----------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                   BEGINNING     ENDING        EXPENSES PAID
                                                   ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                   6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                             $1,000.00     $1,019.30        $1.78
  Hypothetical (5% return before expenses)            1,000.00      1,023.44         1.79
-------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                               BEGINNING     ENDING        EXPENSES PAID
                                               ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                               6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                         $1,000.00     $1,054.40        $1.81
  Hypothetical (5% return before expenses)        1,000.00      1,023.44         1.79
---------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                          BEGINNING     ENDING        EXPENSES PAID
                                                          ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                          6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                                    $1,000.00     $1,064.70        $1.82
  Hypothetical (5% return before expenses)                   1,000.00      1,023.44         1.79
--------------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                            BEGINNING     ENDING        EXPENSES PAID
                                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                            6/30/05       12/31/05      7/1/05-12/31/05
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                                      $1,000.00     $1,036.20        $1.80
  Hypothetical (5% return before expenses)                     1,000.00      1,023.44         1.79
----------------------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.35% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MERCURY LARGE CAP CORE PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,084.50        $4.83
  Hypothetical (5% return before expenses)     1,000.00      1,020.57         4.69
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.92% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MFS MID CAP GROWTH PORTFOLIO                ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,077.20        $4.61
  Hypothetical (5% return before expenses)     1,000.00      1,020.77         4.48
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.88% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MFS VALUE PORTFOLIO                         ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,052.50        $5.12
  Hypothetical (5% return before expenses)     1,000.00      1,020.21         5.04
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.99% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
MONDRIAN INTERNATIONAL STOCK PORTFOLIO      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,113.10        $4.69
  Hypothetical (5% return before expenses)     1,000.00      1,020.77         4.48
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.91% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIONEER FUND PORTFOLIO                      ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,072.30        $5.28
  Hypothetical (5% return before expenses)     1,000.00      1,020.11         5.14
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.01% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
PIONEER MID CAP VALUE PORTFOLIO             ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $1,034.20        $5.13
  Hypothetical (5% return before expenses)     1,000.00      1,020.16         5.09
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.00% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                                BEGINNING     ENDING        EXPENSES PAID
                                                ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                                6/30/05       12/31/05      7/1/05-12/31/05
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                          $1,000.00     $1,045.60        $5.67
  Hypothetical (5% return before expenses)         1,000.00      1,019.66         5.60
----------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                               BEGINNING     ENDING        EXPENSES PAID
                                               ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                               6/30/05       12/31/05      7/1/05-12/31/05
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO  ------------- ------------- ---------------

  Class A
  Actual                                         $1,000.00     $1,045.60        $5.67
  Hypothetical (5% return before expenses)        1,000.00      1,019.66         5.60
---------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 1.10% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
TRAVELERS QUALITY BOND PORTFOLIO            ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  999.10        $2.27
  Hypothetical (5% return before expenses)     1,000.00      1,022.94         2.29
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.45% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                                            BEGINNING     ENDING        EXPENSES PAID
                                            ACCOUNT VALUE ACCOUNT VALUE DURING PERIOD*
                                            6/30/05       12/31/05      7/1/05-12/31/05
U.S. GOVERNMENT SECURITIES PORTFOLIO        ------------- ------------- ---------------

  Class A
  Actual                                      $1,000.00     $  988.80        $2.16
  Hypothetical (5% return before expenses)     1,000.00      1,023.04         2.19
------------------------------------------  ------------- ------------- ---------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0.43% for the Portfolio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

THE TRAVELERS SERIES TRUST
CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      CONVERTIBLE BONDS - 73.2%
      AEROSPACE & DEFENSE - 4.3%
      Armor Holdings, Inc., 2.000%/0.000%, due
        01/01/24(a)............................ $ 1,000,000 $     993,750
      L-3 Communications Corp.
        3.000%, due 08/01/35 (144A)(b).........   1,600,000     1,590,000
       3.000%, due 08/01/35....................     300,000       298,125
      Lockheed Martin Corp. 4.090%, due
        08/15/33(c)............................   1,500,000     1,607,070
                                                            -------------
                                                                4,488,945
                                                            -------------
      AIRLINES - 1.6%
      Continental Airlines, Inc. 4.500%, due
        02/01/07...............................     600,000       562,500
      Frontier Airlines, Inc. 5.000%, due
        12/15/25...............................   1,000,000     1,085,000
                                                            -------------
                                                                1,647,500
                                                            -------------
      BIOTECHNOLOGY - 4.8%
      Amgen, Inc. 0.098%, due 03/01/32(d)......   3,300,000     2,590,500
      InterMune, Inc. 0.250%, due 03/01/11.....   1,250,000     1,106,250
      Invitrogen Corp.
        3.250%, due 06/15/25...................   1,000,000       962,500
       3.250%, due 06/15/25 (144A)(b)..........     300,000       288,750
                                                            -------------
                                                                4,948,000
                                                            -------------
      BUILDING MATERIALS - 2.5%
      Masco Corp., Series B 2.096%, due
        07/20/31(d)............................   2,300,000     1,058,000
      NCI Building Systems, Inc. 2.125%, due
        11/15/24...............................   1,300,000     1,540,500
                                                            -------------
                                                                2,598,500
                                                            -------------
      COMMERCIAL SERVICES & SUPPLIES - 1.6%
      Euronet Worldwide, Inc. 1.625%, due
        12/15/24...............................   1,600,000     1,642,000
                                                            -------------
      COMPUTERS & PERIPHERALS - 1.4%
      Electronics For Imaging, Inc. 1.500%, due
        06/01/23...............................     900,000     1,000,125
      Silicon Graphics, Inc. 6.500%, due
        06/01/09...............................     700,000       481,250
                                                            -------------
                                                                1,481,375
                                                            -------------
      ENVIRONMENTAL SERVICES - 2.2%
      Waste Connections, Inc. 4.750%, due
        05/01/22(c)............................   2,100,000     2,333,730
                                                            -------------
      FINANCIAL - DIVERSIFIED - 0.5%
      Merrill Lynch & Co., Inc. 0.000%, due
        03/13/32(d)............................     500,000       532,500
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 6.4%
      LifePoint Hospitals, Inc.
        3.250%, due 08/15/25 (144A)(b).........   1,600,000     1,466,000
       3.250%, due 08/15/25....................   1,200,000     1,099,500

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     HEALTH CARE PROVIDERS & SERVICES - CONTINUED
     Omnicare, Inc. 3.250%, due 12/15/35........ $ 1,000,000 $     997,500
     Pacificare Health Systems, Inc. 3.000%, due
       10/15/32.................................     700,000     3,030,125
                                                             -------------
                                                                 6,593,125
                                                             -------------
     INDUSTRIAL - DIVERSIFIED - 5.1%
     Actuant Corp. 2.000%, due 11/15/23.........   1,500,000     2,190,000
     Danaher Corp. 1.369%, due 01/22/21(d)......   1,900,000     1,569,875
     Roper Industries, Inc. 1.481%/0.000%, due
       01/15/34(a)..............................   2,800,000     1,547,000
                                                             -------------
                                                                 5,306,875
                                                             -------------
     MEDIA - 3.7%
     Charter Communications, Inc.
       5.875%, due 11/16/09.....................   1,050,000       786,187
      5.875%, due 11/16/09 (144A)(b)............     450,000       336,938
     Liberty Media Corp.
       0.750%, due 03/30/23.....................   1,000,000     1,075,000
      0.750%, due 03/30/23 (144A)(b)............     500,000       537,500
      4.000%, due 11/15/29......................   1,800,000     1,064,250
                                                             -------------
                                                                 3,799,875
                                                             -------------
     OIL & GAS - 5.6%
     Grey Wolf, Inc. 4.004%, due 04/01/24(c)....     800,000     1,103,600
     Halliburton Co. 3.125%, due 07/15/23.......     700,000     1,200,500
     Nabors Industries, Inc., Series B 0.000%,
       due 06/15/23(d)..........................   1,500,000     1,775,625
     Pride International, Inc. 3.250%, due
       05/01/33.................................   1,300,000     1,719,250
                                                             -------------
                                                                 5,798,975
                                                             -------------
     PACKAGING & CONTAINERS - 1.8%
     Sealed Air Corp. 3.000%, due 06/30/33
       (144A)(b)................................   1,900,000     1,904,750
                                                             -------------
     PHARMACEUTICALS - 9.4%
     BioMarin Pharmaceutical, Inc. 3.500%, due
       06/15/08.................................   1,700,000     1,606,500
     CV Therapeutics, Inc. 2.750%, due
       05/16/12.................................     600,000       900,000
     Enzon Pharmaceuticals, Inc. 4.500%, due
       07/01/08.................................     800,000       722,000
     Nektar Therapeutics, 3.250%, due
       09/28/12 (144A)(b).......................   1,000,000     1,011,250
     NPS Pharmaceuticals, Inc. 3.000%, due
       06/15/08.................................   1,700,000     1,474,750
     Oscient Pharmaceutical Corp. 3.500%, due
       04/15/11.................................   1,400,000     1,085,000
     Sepracor, Inc. 0.049%, due
       10/15/24(d)..............................   1,300,000     1,238,250
     Teva Pharmaceutical Industries, Ltd.
       0.250%, due 02/01/24.....................   1,400,000     1,750,000
                                                             -------------
                                                                 9,787,750
                                                             -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                 SHARES/PAR     VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       RETAIL - MULTILINE - 6.7%
       Best Buy Co., Inc.
         2.250%, due 01/15/22.................. $ 1,500,000 $   1,601,250
        2.250%, due 01/15/22 (144A)(b).........     200,000       213,500
       CBRL Group, Inc. 1.953%, due
         04/03/32(d)...........................   5,000,000     2,325,000
       CKE Restaurants, Inc. 4.000%, due
         10/01/23..............................     275,000       441,031
       Men's Wearhouse, Inc. 3.125%, due
         10/15/23..............................   2,000,000     2,330,000
                                                            -------------
                                                                6,910,781
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
       Amkor Technology, Inc. 5.000%, due
         03/15/07..............................   1,200,000     1,138,500
       Intel Corp., 2.950%, due 12/15/35
         (144A)(b).............................   1,000,000       981,250
                                                            -------------
                                                                2,119,750
                                                            -------------
       SOFTWARE - 5.6%
       Mentor Graphics Corp. 5.941%, due
         08/06/23(c)...........................   1,400,000     1,278,620
       Open Solutions, Inc.
         1.467%/0.000%, due 02/02/35(a)........     575,000       304,031
        1.467%/0.000%, due 02/02/35
          (144A)(a)(b).........................   2,200,000     1,163,250
       RealNetworks, Inc. 1.585%, due
         07/01/10(d)...........................   1,000,000       982,500
       SafeNet, Inc. 2.500%, due 12/15/10
         (144A)(b).............................   1,000,000       996,250
       SINA Corp. 0.000%, due 07/15/23(d)......     950,000     1,039,063
                                                            -------------
                                                                5,763,714
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 8.0%
       ADC Telecommunications, Inc. 5.045%,
         due 06/15/13(c).......................   2,500,000     2,528,125
       Amdocs, Ltd. 0.500%, due 03/15/24.......     900,000       811,125
       Ciena Corp. 3.750%, due 02/01/08........   1,800,000     1,660,500
       Dobson Communications Corp. 1.500%,
         due 10/01/25 (144A)(b)................   1,000,000       931,250
       NII Holdings, Inc., 2.750%, due 08/15/25
         (144A)(b).............................   1,900,000     2,073,375
       RF Micro Devices, Inc. 1.500%, due
         07/01/10..............................     300,000       277,125
                                                            -------------
                                                                8,281,500
                                                            -------------
       Total Convertible Bonds
       (Cost $73,774,482)                                      75,939,645
                                                            -------------

       COMMON STOCKS - 10.4%
       BANKS - 2.0%
       Commerce Bancorp, Inc...................      60,659     2,087,276
                                                            -------------

      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      BIOTECHNOLOGY - 0.3%
      Enzon Pharmaceuticals, Inc.*............. $    45,200 $     334,480
                                                            -------------
      COMMUNICATIONS EQUIPMENT - 1.0%
      Corning, Inc.*...........................      50,000       983,000
                                                            -------------
      ENERGY EQUIPMENT & SERVICES - 0.5%
      Rowan Companies, Inc.....................      15,000       534,600
                                                            -------------
      FINANCIAL - DIVERSIFIED - 2.8%
      Capital One Financial Corp...............      12,000     1,036,800
      Countrywide Financial Corp...............      38,000     1,299,220
      Merrill Lynch & Co., Inc.................       9,000       609,570
                                                            -------------
                                                                2,945,590
                                                            -------------
      INTERNET SOFTWARE & SERVICES - 0.5%
      Sohu.com, Inc.*..........................      28,100       515,354
                                                            -------------
      IT CONSULTING & SERVICES - 2.1%
      Affiliated Computer Services, Inc. -
        Class A*...............................      36,000     2,130,480
                                                            -------------
      PHARMACEUTICALS - 0.2%
      Oscient Pharmaceuticals Corp.*...........     110,000       249,700
                                                            -------------
      RETAIL - SPECIALTY - 0.7%
      Staples, Inc.............................      34,000       772,140
                                                            -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.3%
      Sprint Nextel Corp.......................      11,000       256,960
                                                            -------------
      Total Common Stocks
      (Cost $10,162,255)                                       10,809,580
                                                            -------------

      CONVERTIBLE PREFERRED STOCK - 13.4%
      BANKS - 2.9%
      Sovereign Capital Trust IV 4.375%, due
        03/01/34...............................      33,000     1,452,000
      Washington Mutual Capital Trust I 5.375%,
        due 05/03/41 (144A)(b).................      25,000     1,364,550
      Washington Mutual Capital Trust I 5.375%,
        due 05/03/41...........................       4,000       217,000
                                                            -------------
                                                                3,033,550
                                                            -------------
      ELECTRIC UTILITIES - 1.1%
      NRG Energy, Inc. 4.000%..................         900     1,172,137
                                                            -------------
      FINANCIAL - DIVERSIFIED - 1.1%
      Doral Financial Corp. 4.750%.............       6,900     1,084,163
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 1.2%
      Omnicare, Inc., Series B 4.000%..........      17,000     1,262,590
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 1.9%
      United Rentals Trust I 6.500%............      46,000     1,966,500
                                                            -------------
      MEDIA - 1.4%
      Interpublic Group of Cos, Inc., Series B
        5.250%, (144A)(b)......................       1,540     1,421,035
                                                            -------------
      OIL & GAS - 1.0%
      Chesapeake Energy Corp. 5.000%...........       7,200       989,100
                                                            -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
CONVERTIBLE SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  SHARES/PAR     VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      REAL ESTATE - 2.8%
      Host Marriott Finance Trust 6.750%.......      30,000 $   1,871,550
      Simon Property Group, Inc. 6.000%........      16,000     1,028,800
                                                            -------------
                                                                2,900,350
                                                            -------------
      Total Convertible Preferred Stock
      (Cost $13,719,061)                                       13,829,425
                                                            -------------
      SHORT-TERM INVESTMENT - 1.9%
      State Street Bank & Trust Co., Repurchase
        Agreement dated 12/30/05 at 2.000% to
        be repurchased at $1,998,444 on
        01/03/06 collateralized by $2,070,000
        U.S. Treasury Bond 4.000% due
        11/15/12 with a value of $2,041,538
        (Cost - $1,998,000).................... $ 1,998,000     1,998,000
                                                            -------------

      TOTAL INVESTMENTS - 98.9%
      (Cost $99,653,798)                                      102,576,650
      Other Assets and Liabilities (net) - 1.1%                 1,117,573
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 103,694,223
                                                            =============

* Non-income producing security.

(a) Security is a "step-down" bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 15.7% of net assets.

(c) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(d) Zero coupon bond - Interest rate represents current yield to maturity.

The following table summarizes the credit composition of the portfolio holdings of the Convertible Securities Portfolio at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           A                               7.70%
                           BBB                            12.40
                           BB                             12.20
                           B                               9.50
                           Below B                        33.70
                           Equities/Other                 24.50
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                  SHARES   (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 97.9%
       AEROSPACE & DEFENSE - 0.1%
       L-3 Communications Holdings, Inc............  4,062 $     302,010
                                                           -------------
       AIR FREIGHT & LOGISTICS - 1.6%
       CNF, Inc.................................... 27,016     1,509,924
       Expeditors International of Washington, Inc.  8,393       566,612
       Ryder System, Inc........................... 29,203     1,197,907
                                                           -------------
                                                               3,274,443
                                                           -------------
       AIRLINES - 0.4%
       Alaska Air Group, Inc.*..................... 25,565       913,182
                                                           -------------
       AUTO COMPONENTS - 1.2%
       ArvinMeritor, Inc........................... 36,959       531,840
       BorgWarner, Inc............................. 25,061     1,519,448
       Lear Corp................................... 18,465       525,514
                                                           -------------
                                                               2,576,802
                                                           -------------
       BANKS - 3.3%
       BOK Financial Corp.......................... 14,699       667,775
       Colonial BancGroup, Inc. (The).............. 28,532       679,632
       Comerica, Inc...............................  9,889       561,300
       Cullen/Frost Bankers, Inc................... 12,807       687,480
       Mercantile Bankshares Corp.................. 14,899       840,899
       SVB Financial Group*........................ 16,907       791,924
       Westcorp.................................... 18,231     1,214,367
       Wilmington Trust Corp....................... 12,214       475,247
       Zions Bancorp............................... 12,778       965,506
                                                           -------------
                                                               6,884,130
                                                           -------------
       BIOTECHNOLOGY - 1.8%
       Cephalon, Inc.*............................. 10,819       700,422
       Invitrogen Corp.*........................... 11,690       779,022
       Millennium Pharmaceuticals, Inc.*........... 55,873       541,968
       Protein Design Labs, Inc.*.................. 19,826       563,455
       Techne Corp.*...............................  7,068       396,868
       Vertex Pharmaceuticals, Inc.*............... 27,647       764,992
                                                           -------------
                                                               3,746,727
                                                           -------------
       CHEMICALS - 2.6%
       Albemarle Corp.............................. 16,176       620,350
       Cytec Industries, Inc....................... 23,581     1,123,163
       FMC Corp.*.................................. 26,680     1,418,575
       Lubrizol Corp............................... 26,005     1,129,397
       Lyondell Chemical Co........................ 19,432       462,870
       Scotts Miracle-Gro Co. - Class A............ 15,878       718,321
                                                           -------------
                                                               5,472,676
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 7.0%
       Alliance Data System Corp.*................. 45,340     1,614,104
       Banta Corp.................................. 17,380       865,524
       Brink's Co. (The)........................... 16,953       812,218
       Career Education Corp.*..................... 45,878     1,547,006
       CheckFree Corp.*............................ 15,574       714,847

            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                        SHARES    (NOTE 2)
            --------------------------------------------------------

            COMMERCIAL SERVICES & SUPPLIES - CONTINUED
            Dun & Bradstreet Corp. (The)*.....  12,427 $     832,112
            Education Management Corp.*.......  12,436       416,730
            Fair Isaac Corp...................  35,788     1,580,756
            Korn/Ferry International*.........  52,206       975,730
            Manpower, Inc.....................   6,575       305,738
            MPS Group, Inc.*..................  91,612     1,252,336
            Navigant Consulting, Inc.*........  31,990       703,140
            Quanta Services, Inc.*............  60,520       797,048
            Republic Services, Inc............  23,236       872,512
            West Corp.*.......................  26,184     1,103,656
                                                       -------------
                                                          14,393,457
                                                       -------------
            COMMUNICATIONS EQUIPMENT - 2.1%
            CommScope, Inc.*..................  42,663       858,806
            Harris Corp.......................  49,704     2,137,769
            Powerwave Technologies, Inc.*..... 106,783     1,342,263
                                                       -------------
                                                           4,338,838
                                                       -------------
            COMPUTERS & PERIPHERALS - 1.7%
            SanDisk Corp.*....................  22,360     1,404,655
            Western Digital Corp.*............ 114,048     2,122,434
                                                       -------------
                                                           3,527,089
                                                       -------------
            CONSTRUCTION & ENGINEERING - 1.0%
            Beazer Homes USA, Inc.............   7,786       567,132
            Granite Construction, Inc.........  16,361       587,524
            Toll Brothers, Inc.*..............  28,902     1,001,165
                                                       -------------
                                                           2,155,821
                                                       -------------
            CONSTRUCTION MATERIALS - 0.3%
            Martin Marietta Materials, Inc....   6,722       515,712
                                                       -------------
            CONTAINERS & PACKAGING - 0.2%
            Sonoco Products Co................  14,233       418,450
                                                       -------------
            ELECTRIC UTILITIES - 4.1%
            Black Hills Corp..................  15,400       532,994
            Energy East Corp..................  51,088     1,164,807
            IDACORP, Inc......................  20,159       590,659
            NSTAR.............................  45,789     1,314,144
            Pepco Holdings, Inc...............  74,557     1,667,840
            Pinnacle West Capital Corp........  11,269       465,973
            PNM Resources, Inc................  43,681     1,069,748
            Westar Energy, Inc................  28,308       608,622
            Wisconsin Energy Corp.............  26,022     1,016,419
                                                       -------------
                                                           8,431,206
                                                       -------------
            ELECTRICAL EQUIPMENT - 1.3%
            AMETEK, Inc.......................  24,233     1,030,872
            Energizer Holdings, Inc.*.........  13,121       653,294
            Thomas & Betts Corp.*.............  24,058     1,009,474
                                                       -------------
                                                           2,693,640
                                                       -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
         Amphenol Corp. - Class A................. 30,667 $   1,357,321
         Arrow Electronics, Inc.*................. 32,969     1,055,997
         CDW Corp................................. 10,808       622,216
         Ingram Micro, Inc. - Class A*............ 41,677       830,623
         Jabil Circuit, Inc.*..................... 31,197     1,157,097
                                                          -------------
                                                              5,023,254
                                                          -------------
         FINANCIAL - DIVERSIFIED - 4.0%
         Affiliated Managers Group, Inc.*......... 12,342       990,445
         American Capital Strategies, Ltd......... 25,110       909,233
         Bear Stearns Cos., Inc................... 10,016     1,157,148
         Blackrock, Inc. - Class A................  8,339       904,615
         E*TRADE Financial Corp.*................. 60,142     1,254,562
         First Marblehead Corp. (The)............. 19,725       648,164
         IndyMac Bancorp, Inc..................... 22,748       887,627
         Leucadia National Corp................... 15,011       712,422
         SEI Investments Co....................... 24,542       908,054
                                                          -------------
                                                              8,372,270
                                                          -------------
         FOOD & DRUG RETAILING - 0.2%
         SUPERVALU, Inc........................... 12,286       399,049
                                                          -------------
         FOOD PRODUCTS - 1.2%
         Dean Foods Co............................ 27,922     1,051,543
         Pilgrim's Pride Corp..................... 22,746       754,257
         Smithfield Foods, Inc.*.................. 20,039       613,193
                                                          -------------
                                                              2,418,993
                                                          -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 3.5%
         Bausch & Lomb, Inc....................... 14,899     1,011,642
         Beckman Coulter, Inc..................... 10,686       608,033
         Dade Behring Holdings, Inc............... 17,492       715,248
         Fisher Scientific International, Inc.*... 10,538       651,881
         Intuitive Surgical, Inc.*................ 15,292     1,793,293
         STERIS Corp.............................. 31,627       791,308
         Thermo Electron Corp.*................... 26,758       806,218
         Varian Medical Systems, Inc.*............ 16,751       843,245
                                                          -------------
                                                              7,220,868
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 4.1%
         AmerisourceBergen Corp................... 15,490       641,286
         Community Health Systems, Inc.*.......... 33,294     1,276,492
         Coventry Health Care, Inc.*.............. 14,107       803,535
         Health Net, Inc.*........................ 14,518       748,403
         Lincare Holdings, Inc.*.................. 29,092     1,219,246
         Manor Care, Inc.......................... 12,838       510,567
         Omnicare, Inc............................ 34,252     1,959,899
         Triad Hospitals, Inc.*...................  8,315       326,198
         VCA Antech, Inc.*........................ 32,692       923,065
                                                          -------------
                                                              8,408,691
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 2.1%
         Bob Evans Farms, Inc..................... 36,569       843,281
         Darden Restaurants, Inc.................. 31,114     1,209,712

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         HOTELS, RESTAURANTS & LEISURE - CONTINUED
         GTECH Holdings Corp...................... 35,776 $   1,135,530
         International Speedway Corp. - Class A... 24,686     1,182,460
                                                          -------------
                                                              4,370,983
                                                          -------------
         HOUSEHOLD DURABLES - 1.3%
         Mohawk Industries, Inc.*................. 18,867     1,641,052
         Ryland Group, Inc. (The)................. 10,750       775,397
         Tupperware Corp.......................... 15,108       338,419
                                                          -------------
                                                              2,754,868
                                                          -------------
         HOUSEHOLD PRODUCTS - 0.6%
         American Greetings Corp. - Class A....... 26,403       580,074
         Church & Dwight Co., Inc................. 18,655       616,175
                                                          -------------
                                                              1,196,249
                                                          -------------
         INDUSTRIAL - DIVERSIFIED - 0.8%
         Crane Co................................. 12,724       448,776
         Teleflex, Inc............................ 16,895     1,097,837
                                                          -------------
                                                              1,546,613
                                                          -------------
         INSURANCE - 7.6%
         American Financial Group, Inc............ 28,901     1,107,197
         AmerUs Group Co.......................... 10,375       587,951
         Aon Corp................................. 10,002       359,572
         Everest Re Group, Ltd.................... 19,681     1,974,988
         Fidelity National Financial, Inc......... 25,401       934,503
         Fidelity National Title Group, Inc.......  3,549        86,418
         First American Corp...................... 29,859     1,352,613
         HCC Insurance Holdings, Inc.............. 53,696     1,593,697
         MGIC Investment Corp..................... 15,928     1,048,381
         Ohio Casualty Corp....................... 32,286       914,340
         Old Republic International Corp.......... 33,525       880,367
         PMI Group, Inc........................... 26,786     1,100,101
         Radian Group, Inc........................ 34,461     2,019,070
         W.R. Berkley Corp........................ 34,881     1,661,033
                                                          -------------
                                                             15,620,231
                                                          -------------
         INTERNET SOFTWARE & SERVICES - 0.4%
         McAfee, Inc.*............................ 30,226       820,031
                                                          -------------
         IT CONSULTING & SERVICES - 1.0%
         Cognizant Technology Solutions
           Corp. - Class A*....................... 13,425       675,949
         Computer Sciences Corp.*.................  9,982       505,488
         DST Systems, Inc.*....................... 13,914       833,588
         Enterasys Networks, Inc.*................    216         2,868
                                                          -------------
                                                              2,017,893
                                                          -------------
         LEISURE EQUIPMENT & PRODUCTS - 0.3%
         Brunswick Corp........................... 16,350       664,791
                                                          -------------
         MACHINERY - 2.7%
         Cummins, Inc.............................  7,706       691,459
         Eaton Corp...............................  9,235       619,576
         Flowserve Corp.*......................... 17,714       700,766

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         MACHINERY - CONTINUED
         Harsco Corp.............................. 16,098 $   1,086,776
         Oshkosh Truck Corp....................... 24,358     1,086,123
         PACCAR, Inc..............................  9,867       683,093
         Timken Co. (The)......................... 25,345       811,547
                                                          -------------
                                                              5,679,340
                                                          -------------
         MEDIA - 1.4%
         Catalina Marketing Corp.................. 23,173       587,436
         Entercom Communications Corp.*........... 23,993       711,872
         Scholastic Corp.*........................ 35,840     1,021,798
         Univision Communications, Inc. - Class A* 20,126       591,503
                                                          -------------
                                                              2,912,609
                                                          -------------
         METALS & MINING - 3.0%
         Nucor Corp...............................  8,986       599,546
         Peabody Energy Corp...................... 27,392     2,257,649
         Precision Castparts Corp................. 47,599     2,466,104
         Southern Copper Corp.....................  6,559       439,322
         Worthington Industries, Inc.............. 23,734       455,930
                                                          -------------
                                                              6,218,551
                                                          -------------
         OFFICE FURNISHING & SUPPLIES - 0.3%
         HNI Corp.................................  9,525       523,208
                                                          -------------
         OIL & GAS - 10.9%
         ENSCO International, Inc................. 42,433     1,881,904
         Equitable Resources, Inc................. 22,022       807,987
         Forest Oil Corp.*........................ 10,264       467,731
         Grant Prideco, Inc.*..................... 48,739     2,150,365
         Helmerich & Payne, Inc................... 28,122     1,741,033
         MDU Resources Group, Inc................. 55,584     1,819,820
         National Fuel Gas Co..................... 23,851       743,913
         Newfield Exploration Co.*................ 45,830     2,294,708
         Noble Energy, Inc........................ 32,654     1,315,956
         ONEOK, Inc............................... 29,617       788,701
         Patterson-UTI Energy, Inc................ 61,614     2,030,181
         Pioneer Natural Resources Co............. 25,500     1,307,385
         Questar Corp............................. 27,342     2,069,789
         Smith International, Inc................. 15,995       593,574
         Southwestern Energy Co.*................. 40,702     1,462,830
         Tidewater, Inc........................... 23,598     1,049,167
                                                          -------------
                                                             22,525,044
                                                          -------------
         PAPER & FOREST PRODUCTS - 0.4%
         Glatfelter............................... 54,471       772,944
                                                          -------------
         PHARMACEUTICALS - 2.4%
         Barr Pharmaceuticals, Inc.*.............. 37,495     2,335,564
         Endo Pharmaceuticals Holdings, Inc.*..... 29,698       898,661
         King Pharmaceuticals, Inc.*.............. 71,048     1,202,132
         Kos Pharmaceuticals, Inc.*............... 10,519       544,148
                                                          -------------
                                                              4,980,505
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        REAL ESTATE - 3.0%
        AMB Property Corp. (REIT).................  15,485 $     761,397
        CBL & Associates Properties, Inc. (REIT)..  13,980       552,350
        Developers Diversified Realty Corp. (REIT)  18,188       855,200
        General Growth Properties, Inc. (REIT)....  27,209     1,278,551
        Highwoods Properties, Inc. (REIT).........  24,493       696,826
        Hospitality Properties Trust (REIT).......  21,559       864,516
        HRPT Properties Trust (REIT)..............  72,735       752,807
        Mack-Cali Realty Corp. (REIT).............  10,283       444,226
                                                           -------------
                                                               6,205,873
                                                           -------------
        RETAIL - MULTILINE - 0.9%
        BJ's Wholesale Club, Inc.*................  35,788     1,057,893
        Dollar Tree Stores, Inc.*.................  34,433       824,326
                                                           -------------
                                                               1,882,219
                                                           -------------
        RETAIL - SPECIALTY - 6.9%
        Abercrombie & Fitch Co. - Class A.........  15,598     1,016,678
        American Eagle Outfitters, Inc............  64,168     1,474,581
        AutoNation, Inc.*.........................  32,673       709,984
        Barnes & Noble, Inc.......................  39,819     1,699,077
        Chico's FAS, Inc.*........................  38,415     1,687,571
        Claire's Stores, Inc......................  57,239     1,672,523
        Foot Locker, Inc..........................  27,756       654,764
        Harman International Industries, Inc......   8,102       792,781
        Michaels Stores, Inc......................  45,224     1,599,573
        Pacific Sunwear of California, Inc.*......  55,517     1,383,484
        Rent-A-Center, Inc.*......................  40,977       772,826
        United Rentals, Inc.*.....................  32,021       748,971
                                                           -------------
                                                              14,212,813
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.8%
        Avnet, Inc.*..............................  26,581       636,349
        Intersil Corp.............................  67,593     1,681,714
        Lam Research Corp.*.......................  51,742     1,846,155
        MEMC Electronic Materials, Inc.*..........  28,752       637,432
        Microchip Technology, Inc.................  21,405       688,171
        Micron Technology, Inc.*..................  83,506     1,111,465
        NVIDIA Corp.*.............................  19,315       706,156
        TriQuint Semiconductor, Inc.*............. 130,329       579,964
                                                           -------------
                                                               7,887,406
                                                           -------------
        SOFTWARE - 1.3%
        Activision, Inc.*.........................  67,191       923,204
        Cadence Design Systems, Inc.*.............  64,245     1,087,025
        Transaction Systems
          Architects, Inc. - Class A*.............  22,464       646,739
                                                           -------------
                                                               2,656,968
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
        Cincinnati Bell, Inc.*.................... 135,025       473,938
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
DISCIPLINED MID CAP STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


              ----------------------------------------------------
              SECURITY                                   VALUE
              DESCRIPTION                      SHARES   (NOTE 2)
              ----------------------------------------------------

              TELECOMMUNICATION SERVICES - WIRELESS - 0.6%
              NII Holdings, Inc.*............. 18,490 $    811,319
              RF Micro Devices, Inc.*......... 91,562      495,350
                                                      ------------
                                                         1,306,669
                                                      ------------
              TEXTILES, APPAREL & LUXURY GOODS - 0.8%
              Columbia Sportswear Co.*........ 16,895      806,398
              Polo Ralph Lauren Corp.......... 14,617      820,599
                                                      ------------
                                                         1,626,997
                                                      ------------
              TRANSPORTATION - 1.1%
              C.H. Robinson Worldwide, Inc.... 14,754      546,340
              GATX Corp....................... 18,973      684,546
              Overseas Shipholding Group, Inc. 11,636      586,338
              YRC Worldwide, Inc.*............ 10,811      482,279
                                                      ------------
                                                         2,299,503
                                                      ------------
              Total Common Stocks
              (Cost $177,481,168)                      202,643,554
                                                      ------------

     ---------------------------------------------------------------------
     SECURITY                                        PAR        VALUE
     DESCRIPTION                                    AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 2.4%
     U.S. GOVERNMENT & AGENCY OBLIGATION - 0.1%
     United States Treasury Bill
       3.800%, due 03/16/06(a)................... $  200,000 $    198,438
                                                             ------------
     REPURCHASE AGREEMENT - 2.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05 at 2.00% to be
       repurchased at $4,704,045 on 01/03/06
       collateralized by $3,450,000 U.S. Treasury
       Bond at 8.125% due 08/15/19 with a
       value of $4,799,813.......................  4,703,000    4,703,000
                                                             ------------
     Total Short-Term Investments
     (Cost $4,901,438)                                          4,901,438
                                                             ------------

     TOTAL INVESTMENTS - 100.3%
     (Cost $182,382,606)                                      207,544,992

     Other Assets and Liabilities (Net) - (0.3)%                 (597,475)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $206,947,517
                                                             ============

* Non-income producing security.

(a) Zero Coupon Bond - Interest rate represents current yield to maturity.

REIT - Real Estate Investment Trust

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 97.7%
        AEROSPACE & DEFENSE - 1.1%
        Boeing Co. (The)..........................   8,900 $     625,136
        Rockwell Automation, Inc..................  32,300     1,910,868
        United Technologies Corp..................  31,000     1,733,210
                                                           -------------
                                                               4,269,214
                                                           -------------
        AIRLINES - 0.4%
        AirTran Holdings, Inc.*...................  70,500     1,130,115
        Continental Airlines, Inc. - Class B*.....  12,000       255,600
        JetBlue Airways Corp.*....................   4,200        64,596
                                                           -------------
                                                               1,450,311
                                                           -------------
        AUTO COMPONENTS - 0.8%
        Johnson Controls, Inc.....................  38,800     2,828,908
                                                           -------------
        AUTOMOBILES - 1.2%
        Monaco Coach Corp.........................  52,994       704,820
        Toyota Motor Corp. (ADR)..................  37,800     3,954,636
                                                           -------------
                                                               4,659,456
                                                           -------------
        BANKS - 9.6%
        Bank of America Corp...................... 241,400    11,140,610
        Cathay General Bancorp....................  18,500       664,890
        East West Bancorp., Inc...................  69,748     2,545,105
        Hudson City Bancorp, Inc..................  96,500     1,169,580
        Mitsubishi UFJ Financial Group, Inc. (ADR) 129,600     1,774,224
        Northern Trust Corp.......................  89,300     4,627,526
        U.S. Bancorp..............................  48,600     1,452,654
        UCBH Holdings, Inc........................  83,507     1,493,105
        UnionBanCal Corp..........................  26,100     1,793,592
        Wachovia Corp............................. 120,948     6,393,311
        Wells Fargo & Co..........................  46,350     2,912,170
                                                           -------------
                                                              35,966,767
                                                           -------------
        BEVERAGES - 0.9%
        Coca-Cola Co..............................  68,500     2,761,235
        Diageo Plc (ADR)..........................  10,300       600,490
                                                           -------------
                                                               3,361,725
                                                           -------------
        BIOTECHNOLOGY - 0.7%
        Biogen Idec, Inc.*........................  38,900     1,763,337
        Invitrogen Corp.*.........................  11,730       781,687
                                                           -------------
                                                               2,545,024
                                                           -------------
        CHEMICALS - 2.3%
        Airgas, Inc...............................  16,500       542,850
        Bayer AG (ADR)............................  40,200     1,678,752
        Chemtura Corp.............................  25,500       323,850
        FMC Corp.*................................  57,701     3,067,962
        Praxair, Inc..............................  26,900     1,424,624
        Sigma-Aldrich Corp........................  24,793     1,569,149
                                                           -------------
                                                               8,607,187
                                                           -------------

      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      --------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - 0.8%
      Automatic Data Processing, Inc................  32,500 $   1,491,425
      Brink's Co. (The).............................   6,900       330,579
      First Data Corp...............................  23,900     1,027,939
      Service Corporation International.............  17,200       140,696
                                                             -------------
                                                                 2,990,639
                                                             -------------
      COMMUNICATIONS EQUIPMENT - 0.6%
      Cisco Systems, Inc.*..........................  85,800     1,468,896
      Motorola, Inc.................................  16,800       379,512
      Nortel Networks Corp.*........................ 125,200       383,112
                                                             -------------
                                                                 2,231,520
                                                             -------------
      COMPUTERS & PERIPHERALS - 2.3%
      EMC Corp.*....................................  34,000       463,080
      Hewlett-Packard Co............................ 150,800     4,317,404
      NCR Corp.*....................................  57,900     1,965,126
      Sun Microsystems, Inc.*....................... 377,400     1,581,306
      Symbol Technologies, Inc......................  22,200       284,604
                                                             -------------
                                                                 8,611,520
                                                             -------------
      CONTAINERS & PACKAGING - 0.4%
      Ball Corp.....................................  35,900     1,425,948
                                                             -------------
      ELECTRIC UTILITIES - 0.8%
      Edison International..........................  21,900       955,059
      Exelon Corp...................................  18,700       993,718
      Public Service Enterprise Group, Inc..........  13,200       857,604
                                                             -------------
                                                                 2,806,381
                                                             -------------
      ELECTRICAL EQUIPMENT - 0.4%
      Directed Electronics, Inc.*...................   9,200       132,020
      Matsushita Electric Industrial Co., Ltd. (ADR)  76,900     1,490,322
                                                             -------------
                                                                 1,622,342
                                                             -------------
      ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
      Arrow Electronics, Inc.*......................  33,200     1,063,396
                                                             -------------
      FINANCIAL - DIVERSIFIED - 16.4%
      American Capital Strategies, Ltd..............  50,133     1,815,316
      Ameriprise Financial, Inc.....................  13,300       545,300
      CapitalSource, Inc.*..........................  59,200     1,326,080
      Citigroup, Inc................................ 308,200    14,956,946
      Federal Home Loan Mortgage Corp............... 102,300     6,685,305
      Federal National Mortgage Assoc............... 110,376     5,387,453
      Golden West Financial Corp....................  76,600     5,055,600
      Investors Financial Services Corp.............  28,444     1,047,592
      Janus Capital Group, Inc......................  26,600       495,558
      Lehman Brothers Holdings, Inc.................  11,500     1,473,955
      Marsh & McLennan Cos., Inc....................  28,300       898,808
      Merrill Lynch & Co., Inc...................... 106,600     7,220,018
      Nomura Holdings, Inc. (ADR)...................  74,300     1,428,046
      Nuveen Investments - Class A..................  45,700     1,947,734
      SLM Corp...................................... 117,400     6,467,566
      State Street Corp.............................  78,300     4,340,952
                                                             -------------
                                                                61,092,229
                                                             -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        FOOD & DRUG RETAILING - 0.3%
        CVS Corp.................................  28,600 $     755,612
        Walgreen Co..............................  10,800       478,008
                                                          -------------
                                                              1,233,620
                                                          -------------
        FOOD PRODUCTS - 1.1%
        Nestle SA (ADR)..........................  40,600     3,026,730
        Sara Lee Corp............................  59,900     1,132,110
                                                          -------------
                                                              4,158,840
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.3%
        Becton, Dickinson & Co...................  52,500     3,154,200
        IMS Health, Inc..........................  11,900       296,548
        Johnson & Johnson........................   6,700       402,670
        Varian, Inc.*............................  20,300       807,737
                                                          -------------
                                                              4,661,155
                                                          -------------
        HEALTH CARE PROVIDERS & SERVICES - 1.8%
        Aetna, Inc...............................   8,300       782,773
        Cardinal Health, Inc.....................  53,800     3,698,750
        Health Net, Inc.*........................  13,000       670,150
        UnitedHealth Group, Inc..................  26,100     1,621,854
                                                          -------------
                                                              6,773,527
                                                          -------------
        HOTELS, RESTAURANTS & LEISURE - 1.3%
        McDonald's Corp..........................  30,500     1,028,460
        Royal Caribbean Cruises, Ltd.............  45,600     2,054,736
        Starwood Hotels & Resorts Worldwide, Inc.   8,800       561,968
        Wynn Resorts Ltd.*.......................  24,100     1,321,885
                                                          -------------
                                                              4,967,049
                                                          -------------
        INDUSTRIAL - DIVERSIFIED - 2.8%
        3M Co....................................  19,200     1,488,000
        Crane Co.................................  16,000       564,320
        Eaton Corp...............................  24,100     1,616,869
        General Electric Co...................... 195,150     6,840,008
                                                          -------------
                                                             10,509,197
                                                          -------------
        INSURANCE - 7.3%
        Allstate Corp. (The).....................  36,100     1,951,927
        American International Group, Inc........ 218,300    14,894,609
        Aspen Insurance Holdings, Ltd............  20,800       492,336
        Genworth Financial, Inc. - Class A.......   9,130       315,715
        Hartford Financial Services Group, Inc...  38,600     3,315,354
        Manulife Financial Corp..................   7,900       464,520
        Prudential Financial, Inc................  50,100     3,666,819
        RenaissanceRe Holdings Ltd...............   9,700       427,867
        Swiss Reinsurance........................   8,174       597,999
        XL Capital, Ltd. - Class A...............  18,500     1,246,530
                                                          -------------
                                                             27,373,676
                                                          -------------
        MACHINERY - 0.3%
        Illinois Tool Works, Inc.................  13,900     1,223,061
                                                          -------------
        MEDIA - 3.4%
        aQuantive, Inc.*.........................   6,000       151,440
        Gannett Co., Inc.........................  62,300     3,773,511

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        MEDIA - CONTINUED
        New York Times Co.- Class A.............. 133,000 $   3,517,850
        News Corp. - Class B..................... 111,800     1,856,998
        Omnicom Group, Inc.......................  20,600     1,753,678
        Walt Disney Co. (The)....................  66,200     1,586,814
                                                          -------------
                                                             12,640,291
                                                          -------------
        METALS & MINING - 2.4%
        Alcoa, Inc...............................  29,900       884,143
        Mittal Steel Co. NV- Class A.............   7,400       194,842
        Newmont Mining Corp......................  68,700     3,668,580
        Peabody Energy Corp......................  30,400     2,505,568
        United States Steel Corp.................  34,086     1,638,514
                                                          -------------
                                                              8,891,647
                                                          -------------
        OIL & GAS - 6.4%
        Amerada Hess Corp........................  38,400     4,869,888
        Canadian Natural Resources, Ltd..........  70,400     3,493,248
        Canadian Natural Resources, Ltd. (CAD)...  27,100     1,339,485
        Exxon Mobil Corp......................... 175,110     9,835,929
        Talisman Energy Inc......................  16,300       861,944
        Talisman Energy, Inc. (CAD)..............   5,900       311,712
        Total S.A. (ADR).........................  25,100     3,172,640
                                                          -------------
                                                             23,884,846
                                                          -------------
        PERSONAL PRODUCTS - 0.5%
        Alberto-Culver Co........................  19,800       905,850
        Avon Products, Inc.......................  37,400     1,067,770
                                                          -------------
                                                              1,973,620
                                                          -------------
        PHARMACEUTICALS - 5.7%
        Amylin Pharmaceuticals, Inc.*............  23,800       950,096
        Eli Lilly & Co...........................   5,900       333,881
        Hospira, Inc.*...........................  56,300     2,408,514
        Merck & Co., Inc.........................  44,600     1,418,726
        Pfizer, Inc.............................. 233,230     5,438,923
        Roche Holding AG (ADR)...................  24,300     1,818,882
        Wyeth.................................... 193,800     8,928,366
                                                          -------------
                                                             21,297,388
                                                          -------------
        REAL ESTATE - 3.9%
        Brookdale Senior Living Inc..............   3,000        89,430
        Equity Lifestyle Properties, Inc. (REIT).  21,700       965,650
        Equity Residential (REIT)................  14,600       571,152
        General Growth Properties, Inc. (REIT)... 255,204    11,992,036
        Mitsui Fudosan Co., Ltd..................  13,000       264,125
        United Dominion Realty Trust, Inc. (REIT)  24,900       583,656
                                                          -------------
                                                             14,466,049
                                                          -------------
        RETAIL - MULTILINE - 4.2%
        Dollar General Corp......................  83,500     1,592,345
        Wal-Mart Stores, Inc..................... 297,800    13,937,040
                                                          -------------
                                                             15,529,385
                                                          -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
EQUITY INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                               SHARES/PAR    VALUE
        DESCRIPTION                              AMOUNT     (NOTE 2)
        ---------------------------------------------------------------

        RETAIL - SPECIALTY - 1.3%
        Abercrombie & Fitch Co. - Class A.....    22,200  $   1,446,996
        Home Depot, Inc. (The)................    62,270      2,520,690
        Staples, Inc..........................    29,100        660,861
        Under Armour, Inc. - Class A*.........     9,200        352,452
                                                          -------------
                                                              4,980,999
                                                          -------------
        ROAD & RAIL - 3.4%
        Burlington Northern Santa Fe Corp.....    82,700      5,856,814
        Canadian National Railway Co..........     9,800        783,902
        Canadian Natl Ry Co. (CAD)............     6,000        479,300
        Laidlaw International, Inc............    40,900        950,107
        Norfolk Southern Corp.................   102,980      4,616,594
                                                          -------------
                                                             12,686,717
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 6.2%
        Analog Devices, Inc...................    29,140      1,045,252
        Applied Materials, Inc................    76,800      1,377,792
        Avnet, Inc.*..........................   109,700      2,626,218
        FormFactor, Inc.*.....................    16,900        412,867
        Intel Corp............................   366,300      9,142,848
        KLA-Tencor Corp.......................    68,400      3,374,172
        Lam Research Corp.*...................    39,500      1,409,360
        MKS Instruments, Inc.*................   109,396      1,957,094
        National Semiconductor Corp...........    57,600      1,496,448
        Semtech Corp.*........................    14,700        268,422
                                                          -------------
                                                             23,110,473
                                                          -------------

        SOFTWARE - 0.7%
        Microsoft Corp........................    95,660      2,501,509
                                                          -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.3%
        ALLTEL Corp...........................    23,200      1,463,920
        AT&T, Inc.*...........................   113,400      2,777,166
        BellSouth Corp........................    96,400      2,612,440
        Qwest Communications International,
          Inc.*...............................   225,800      1,275,770
        Sprint Nextel Corp....................    80,700      1,885,152
        Verizon Communications, Inc...........    72,700      2,189,724
                                                          -------------
                                                             12,204,172
                                                          -------------
        TOBACCO - 1.1%
        Altria Group, Inc.....................    56,800      4,244,096
                                                          -------------
        Total Common Stocks
        (Cost $345,323,880)                                 364,843,884
                                                          -------------

        CONVERTIBLE BONDS - 0.3%
        AIRLINES - 0.2%
        AirTran Holdings, Inc. 7.000% due
          07/01/23............................  $100,000        161,125
        America West Airlines, Inc. 7.500% due
          01/18/09............................   270,000        344,925
        Continental Airlines, Inc. 4.500%, due
          02/01/07............................   290,000        271,875
                                                          -------------
                                                                777,925
                                                          -------------

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.1%
     ASM International NV 4.250% due
       12/06/11(a).............................. $  180,000 $     173,925
                                                            -------------
     SOFTWARE - 0.0%
     SafeNet, Inc. (144A) 2.500% due
       12/15/10(a)..............................     60,000        59,775
                                                            -------------
     Total Convertible Bonds
     (Cost $883,900)                                            1,011,625
                                                            -------------

     PREFERRED STOCK - 0.1%
     ELECTRIC - 0.1%
     Entergy Corp. 7.625%, due 02/17/09.........      9,400       467,650
                                                            -------------
     INSURANCE - 0.0%
     Platinum Underwriters Holdings, Series A
       6.000%, due 02/15/09.....................      2,000        62,020
                                                            -------------
     Total Preferred Stock
     (Cost $531,980)                                              529,670
                                                            -------------
     SHORT-TERM INVESTMENT - 2.0%
     State Street Bank & Trust Co., Repurchased
       Agreement, dated 12/30/05 at 2.800% to
       be repurchased at $7,350,286 on
       01/03/06 collateralized by 5,390,000 U.S.
       Treasury Bond at 8.125% due 08/15/19
       with a value of $7,498,838
       (Cost - $7,348,000)......................  7,348,000     7,348,000
                                                            -------------

     TOTAL INVESTMENTS - 100.1%
     (Cost $354,087,761)                                      373,733,179

     Other Assets and Liabilities (net) - (0.1)%                 (192,052)
                                                            -------------

     TOTAL NET ASSETS - 100.0%                              $ 373,541,127
                                                            =============

* Non-income producing security.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 0.01% of net assets.

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 95.8%
      ADVERTISING - 2.2%
      Advanstar Communications, Inc. 10.750%,
        due 08/15/10............................ $   125,000 $    137,656
       Series B 12.000%, due 02/15/11...........     250,000      264,063
      Advanstar, Inc., Series B 0.000%/ 15.000%,
        due 10/15/11(a).........................     175,000      183,969
      CDRV Investors, Inc. 0.000%/ 9.625%,
        due 01/01/15(a).........................     725,000      447,687
      Lamar Media Corp. 7.250%,
        due 01/01/13............................     175,000      182,438
      Vertis, Inc., Series B 10.875%,
        due 06/15/09............................     175,000      173,250
      WDAC Subsidiary Corp. 8.375%,
        due 12/01/14 (144A)(b)..................     475,000      462,531
                                                             ------------
                                                                1,851,594
                                                             ------------
      AEROSPACE & DEFENSE - 1.0%
      Alliant Techsystems, Inc. 8.500%,
        due 05/15/11............................     275,000      290,125
      Argo-Tech Corp. 9.250%, due 06/01/11......     150,000      154,500
      K&F Acquisition, Inc. 7.750%,
        due 11/15/14............................     125,000      126,875
      TransDigm, Inc. 8.375%, due 07/15/11......     225,000      237,937
                                                             ------------
                                                                  809,437
                                                             ------------
      AGRICULTURE - 0.5%
      Eurofresh, Inc. 11.500%,
        due 01/15/13 (144A)(b)..................     275,000      277,063
      Hines Nurseries, Inc. 10.250%,
        due 10/01/11............................     175,000      172,375
                                                             ------------
                                                                  449,438
                                                             ------------
      APPAREL & TEXTILES - 0.2%
      Phillips-Van Heusen Corp. 8.125%,
        due 05/01/13............................     150,000      159,000
                                                             ------------
      AUTO COMPONENTS - 2.4%
      Advanced Accessory Systems LLC 10.750%,
        due 06/15/11............................     225,000      182,250
      American Tire Distributors Holdings, Inc.
        10.750%, due 04/01/13...................     150,000      136,500
      Rexnord Corp. 10.125%, due 12/15/12.......     200,000      216,000
      Stanadyne Corp., Series 1 10.000%,
        due 08/15/14............................     250,000      241,250
      Stanadyne Holdings, Inc. 0.000%/ 12.000%,
        due 02/15/15(a).........................     125,000       63,750
      Stoneridge, Inc. 11.500%, due 05/01/12....     250,000      255,625
      Tenneco Automotive, Inc. 8.625%,
        due 11/15/14............................     250,000      237,500
      TRW Automotive, Inc.
        9.375%, due 02/15/13....................      75,000       81,562
       11.000%, due 02/15/13....................     310,000      349,525

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     AUTO COMPONENTS - CONTINUED
     United Components, Inc. 9.375%,
       due 06/15/13.............................. $   225,000 $    225,000
                                                              ------------
                                                                 1,988,962
                                                              ------------
     AUTOMOBILES - 1.4%
     Cooper-Standard Automotive, Inc. 8.375%,
       due 12/15/14..............................     350,000      267,750
     Ford Motor Co. 7.450%, due 07/16/31.........     775,000      530,875
     General Motors Corp.
       7.125%, due 07/15/13......................     275,000      182,875
      8.375%, due 07/15/33.......................     250,000      166,250
                                                              ------------
                                                                 1,147,750
                                                              ------------
     BEVERAGES - 0.5%
     Constellation Brands, Inc., Series B 8.000%,
       due 02/15/08..............................     150,000      157,125
     Cott Beverages USA, Inc. 8.000%,
       due 12/15/11..............................     250,000      257,500
                                                              ------------
                                                                   414,625
                                                              ------------
     BIOTECHNOLOGY - 0.3%
     Bio-Rad Laboratories, Inc. 6.125%,
       due 12/15/14..............................     225,000      223,313
                                                              ------------
     BUILDING MATERIALS - 2.1%
     Associated Materials, Inc.
       9.750%, due 04/15/12......................     125,000      121,250
      0.000%/11.250%, due 03/01/14(a)............     150,000       74,250
     Builders FirstSource, Inc. 8.590%,
       due 02/15/12(c)...........................     225,000      230,062
     Goodman Global Holding Co., Inc.
       7.491%, due 06/15/12 (144A)(b)(c).........     100,000       99,500
      7.875%, due 12/15/12 (144A)(b).............     300,000      280,500
     HydroChem Industrial Services, Inc.
       9.250%, due 02/15/13 (144A)(b)............     225,000      217,125
     Nortek, Inc. 8.500%, due 09/01/14...........     100,000       97,000
     NTK Holdings, Inc. 0.000%/ 10.750%,
       due 03/01/14(a)...........................     250,000      157,500
     Panolam Industries International, Inc.
       10.750%, due 10/01/13 (144A)(b)...........     175,000      169,313
     Ply Gem Industries, Inc. 9.000%,
       due 02/15/12..............................     100,000       89,250
     Texas Industries, Inc. 7.250%,
       due 07/15/13 (144A)(b)....................      50,000       52,125
     U.S. Concrete, Inc. 8.375%, due
       04/01/14..................................     200,000      200,500
                                                              ------------
                                                                 1,788,375
                                                              ------------
     BUSINESS SERVICES - 0.1%
     Lamar Media Corp. 6.625%, due
       08/15/15..................................     100,000      100,875
                                                              ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       CHEMICALS - 3.9%
       Aventine Renewable Energy Holdings, Inc.
         10.491%, due 12/15/11
         (144A)(b)(c).......................... $   150,000 $    156,000
       Borden U.S. Finance Corp./Nova Scotia
         Finance ULC 9.000%,
         due 07/15/14 (144A)(b)................     325,000      323,375
       Crystal U.S. Holdings 3 LLC, Series B
         0.000%/ 10.500%, due 10/01/14(a)......     600,000      439,500
       Equistar Chemicals LP 8.750%,
         due 02/15/09..........................     125,000      132,187
       Equistar Chemicals LP/Equistar Funding
         Corp. 10.125%, due 09/01/08...........     250,000      272,500
       Huntsman International LLC 10.125%,
         due 07/01/09..........................     258,000      267,675
       Lyondell Chemical Co.
         9.500%, due 12/15/08..................     162,000      170,505
        10.875%, due 05/01/09..................     250,000      260,937
        10.500%, due 06/01/13..................      50,000       57,063
       Series A9.625%, due 05/01/07............      75,000       78,656
       Nalco Co. 8.875%, due 11/15/13..........     275,000      289,437
       Polypore, Inc. 8.750%, due 05/15/12.....     250,000      221,250
       PQ Corp. 7.500%,
         due 02/15/13 (144A)(b)................     125,000      116,875
       UAP Holding Corp. 0.000%/ 10.750%,
         due 07/15/12(a).......................     300,000      261,375
       Union Carbide Chemicals & Plastics Co.,
         Inc. 7.875%, due 04/01/23.............     175,000      194,852
       Union Carbide Corp. 7.500%,
         due 06/01/25..........................      50,000       54,577
                                                            ------------
                                                               3,296,764
                                                            ------------
       COMMERCIAL SERVICES & SUPPLIES - 1.7%
       Brand Services, Inc. 12.000%,
         due 10/15/12..........................     325,000      342,875
       Brickman Group, Ltd., Series B 11.750%,
         due 12/15/09..........................     175,000      194,688
       Hertz Corp.
         8.875%, due 01/01/14 (144A)(b)........     175,000      179,156
        10.500%, due 01/01/16 (144A)(b)........     300,000      310,500
       Insurance Auto Auctions, Inc. 11.000%,
         due 04/01/13(b).......................     250,000      263,974
       NationsRent, Inc. 9.500%, due 10/15/10..     150,000      164,250
                                                            ------------
                                                               1,455,443
                                                            ------------
       COMPUTERS & PERIPHERALS - 1.2%
       Activant Solutions, Inc.
         10.054%, due 04/01/10(b)(c)...........     125,000      129,531
        10.500%, due 06/15/11..................     250,000      275,000
       Seagate Technology HDD Holdings 8.000%,
         due 05/15/09..........................     225,000      237,375

       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       COMPUTERS & PERIPHERALS - CONTINUED
       SMART Modular Technologies, Inc.
         9.554%, due 04/01/12(c)................ $   250,000 $    262,500
       Unisys Corp. 6.875%, due 03/15/10........     125,000      116,250
                                                             ------------
                                                                1,020,656
                                                             ------------
       CONTAINERS & PACKAGING - 3.2%
       Berry Plastics Corp. 10.750%,
         due 07/15/12...........................     325,000      351,000
       Crown Americas, LLC 7.750%,
         due 11/15/15 (144A)(b).................     175,000      182,000
       Graham Packaging Co. 8.500%,
         due 10/15/12...........................     150,000      148,500
       Graphic Packaging International Corp.
         9.500%, due 08/15/13...................     375,000      360,000
       Greif, Inc. 8.875%, due 08/01/12.........     250,000      267,500
       Jefferson Smurfit Corp. 8.250%,
         due 10/01/12...........................     300,000      289,500
       Owens-Brockway Glass Container, Inc.
         8.875%, due 02/15/09...................     250,000      262,187
        7.750%, due 05/15/11....................     150,000      157,313
        8.250%, due 05/15/13....................     100,000      103,750
       Owens-Illinois, Inc. 8.100%,
         due 05/15/07...........................     350,000      359,625
       Plastipak Holdings, Inc. 8.500%,
         due 12/15/15 (144A)(b).................     125,000      126,875
       Pliant Corp. 13.000%, due 06/01/10(d)....      50,000       10,000
       Russell-Stanley Holdings, Inc. 9.000%,
         due 11/30/08 (144A)(b)(e)(f)(g)........      18,258        8,545
       Smurfit-Stone Container Enterprises, Inc.
         9.750%, due 02/01/11...................      75,000       76,125
                                                             ------------
                                                                2,702,920
                                                             ------------
       ELECTRIC UTILITIES - 4.5%
       CMS Energy Corp. 7.500%, due
         01/15/09...............................     200,000      207,000
       Edison Mission Energy 9.875%,
         due 04/15/11...........................     550,000      644,187
       FPL Energy National Wind 6.125%,
         due 03/25/19 (144A)(b).................     121,738      119,382
       Inergy LP/Inergy Finance Corp. 6.875%,
         due 12/15/14...........................     275,000      251,625
       Mirant North America LLC 7.375%,
         due 12/31/13 (144A)(b).................     225,000      228,656
       Nevada Power Co.
         9.000%, due 08/15/13...................     260,000      287,627
        5.875%, due 01/15/15....................      50,000       49,866
       Series I6.500%, due 04/15/12.............     300,000      309,000
       NorthWestern Corp. 5.875%,
         due 11/01/14...........................      75,000       75,516
       PSEG Energy Holdings LLC 10.000%,
         due 10/01/09...........................     250,000      276,250

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                   PAR         VALUE
        DESCRIPTION                               AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        ELECTRIC UTILITIES - CONTINUED
        Reliant Energy, Inc.
          9.250%, due 07/15/10................. $    75,000 $     75,375
         9.500%, due 07/15/13..................     325,000      327,438
        Sierra Pacific Resources 6.750%,
          due 08/15/17 (144A)(b)...............     200,000      200,000
        TECO Energy, Inc. 6.750%, due
          05/01/15.............................      75,000       78,000
        Texas Genco LLC/Texas Genco Financing
          Corp. 6.875%, due 12/15/14
          (144A)(b)............................     425,000      462,188
        VeraSun Energy 9.875%,
          due 12/15/12 (144A)(b)...............     175,000      178,500
                                                            ------------
                                                               3,770,610
                                                            ------------
        ELECTRICAL COMPONENTS & EQUIPMENT - 0.5%
        Coleman Cable, Inc. 9.875%,
          due 10/01/12.........................     175,000      142,625
        Superior Essex Communications LLC/Essex
          Group, Inc. 9.000%, due 04/15/12.....     300,000      297,000
                                                            ------------
                                                                 439,625
                                                            ------------
        ELECTRONICS - 0.7%
        L-3 Communications Corp.
          6.125%, due 01/15/14.................     425,000      422,875
         6.375%, due 10/15/15 (144A)(b)........     200,000      200,500
                                                            ------------
                                                                 623,375
                                                            ------------
        ENERGY - 0.3%
        NRG Energy, Inc. 8.000%, due 12/15/13..     237,000      265,440
                                                            ------------
        ENTERTAINMENT & LEISURE - 3.3%
        AMC Entertainment, Inc. 9.875%,
          due 02/01/12.........................     325,000      320,125
        Cinemark USA, Inc. 9.000%, due
          02/01/13.............................     150,000      159,375
        Cinemark, Inc. 0.000%/ 9.750%,
          due 03/15/14(a)......................     525,000      391,125
        Gaylord Entertainment Co. 6.750%,
          due 11/15/15.........................     275,000      270,875
        Herbst Gaming, Inc. 7.000%,
          due 11/15/14.........................     175,000      175,000
        Loews Cineplex Entertainment Corp.
          9.000%, due 08/01/14.................     325,000      329,875
        Mohegan Tribal Gaming Authority 8.000%,
          due 04/01/12.........................     175,000      185,063
        Penn National Gaming, Inc. 6.750%,
          due 03/01/15.........................     250,000      246,875
        Tunica-Biloxi Gaming Authority 9.000%,
          due 11/15/15 (144A)(b)...............     150,000      150,750
        Universal City Development Partners
          11.750%, due 04/01/10................     425,000      478,656
        Universal City Florida Holdings UCD
          9.000%, due 05/01/10(c)..............      75,000       75,750
                                                            ------------
                                                               2,783,469
                                                            ------------

      -------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      ENVIRONMENTAL SERVICES - 1.2%
      Aleris International, Inc. 9.000%,
        due 11/15/14............................ $   100,000 $    103,500
      Allied Waste North America, Inc., Series B
        8.875%, due 04/01/08....................     450,000      477,000
      Clean Harbors, Inc. 11.250%,
        due 07/15/12............................     200,000      226,000
      IMCO Recycling, Inc. 10.375%,
        due 10/15/10............................     225,000      246,937
                                                             ------------
                                                                1,053,437
                                                             ------------
      FINANCIAL - DIVERSIFIED - 5.2%
      AAC Group Holding Corp. 0.000%/
        10.250%, due 10/01/12(a)................     300,000      218,250
      American Real Estate Partners LP/American
        Real Estate Finance Corp. 7.125%,
        due 02/15/13 (144A)(b)..................     300,000      301,500
      AMR HoldCo, Inc./EmCare HoldCo, Inc.
        10.000%, due 02/15/15 (144A)(b).........     100,000      107,250
      BCP Crystal U.S. Holdings Corp. 9.625%,
        due 06/15/14............................     179,000      200,033
      Galaxy Entertainment Finance Co. Ltd.
        9.875%, due 12/15/12 (144A)(b)..........     275,000      280,500
      General Motors Acceptance Corp.
       6.875%, due 09/15/11.....................     550,000      502,142
       8.000%, due 11/01/31.....................     700,000      672,293
      Global Cash Access LLC/Global Cash Finance
        Corp. 8.750%, due 03/15/12..............     179,000      191,306
      JSG Funding PLC 9.625%, due 10/01/12......     250,000      251,250
      Nalco Finance Holdings LLC 0.000%/
        9.000%, due 02/01/14(a).................     216,000      163,080
      Nell AF SARL 8.375%, due 08/15/15
        (144A)(b)...............................     275,000      273,625
      NSP Holdings/NSP Holdings Capital Corp.
        11.750%, due 01/01/12(f)................     184,938      193,260
      Sensus Metering Systems, Inc. 8.625%,
        due 12/15/13............................     250,000      222,500
      UGS Corp. 10.000%, due 06/01/12...........     225,000      246,375
      Vanguard Health Holdings II 9.000%,
        due 10/01/14............................     250,000      266,875
      Visant Corp. 7.625%, due 10/01/12.........     250,000      252,500
                                                             ------------
                                                                4,342,739
                                                             ------------
      FOOD & DRUG RETAILING - 1.0%
      American Seafood Group LLC 10.125%,
        due 04/15/10............................     275,000      289,781
      ASG Consolidated LLC/ASG Finance, Inc.
        0.000%/ 11.500%, due 11/01/11(a)........     550,000      440,000
      Swift & Co. 12.500%, due 01/01/10.........     125,000      132,188
                                                             ------------
                                                                  861,969
                                                             ------------
      FOOD PRODUCTS - 3.6%
      B&G Foods, Inc. 8.000%, due 10/01/11......     225,000      230,625

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     FOOD PRODUCTS - CONTINUED
     Birds Eye Foods, Inc. 11.875%,
       due 11/01/08............................... $    63,000 $     64,575
     Del Monte Corp. 6.750%, due 02/15/15.........     425,000      416,500
     Doane Pet Care Co. 10.625%,
       due 11/15/15 (144A)(b).....................     175,000      183,313
     Dole Foods Co., Inc. 8.625%,
       due 05/01/09...............................     200,000      206,000
     Eagle Family Foods, Inc., Series B 8.750%,
       due 01/15/08...............................     125,000       95,000
     Michael Foods, Inc. 8.000%,
       due 11/15/13...............................     325,000      334,750
     National Beef Packing Co./NB Finance Corp.
       LLC 10.500%, due 08/01/11..................     200,000      208,000
     Pierre Foods, Inc. 9.875%,
       due 07/15/12...............................     275,000      280,500
     Pilgrim's Pride Corp.
      9.625%, due 09/15/11........................     100,000      107,000
      9.250%, due 11/15/13........................     175,000      187,687
     Smithfield Foods, Inc., Series B
      8.000%, due 10/15/09........................     250,000      265,000
      7.750%, due 05/15/13........................     325,000      345,312
     Swift & Co. 10.125%, due 10/01/09............     100,000      103,750
                                                               ------------
                                                                  3,028,012
                                                               ------------
     HEALTH CARE PROVIDERS & SERVICES - 3.9%
     Accellent, Inc. 10.500%, due 12/01/13
       (144A)(b)..................................     225,000      231,750
     AmeriPath, Inc. 10.500%, due 04/01/13........     400,000      426,000
     Concentra Operating Corp. 9.500%,
       due 08/15/10...............................     225,000      234,000
     HCA, Inc.
       8.750%, due 09/01/10.......................     375,000      416,624
      6.750%, due 07/15/13........................     300,000      310,826
      6.375%, due 01/15/15........................     400,000      406,334
      7.500%, due 11/06/33........................     275,000      285,317
     National Mentor, Inc. 9.625%,
       due 12/01/12...............................     250,000      262,500
     Omnicare, Inc. 6.875%, due 12/15/15..........     150,000      153,000
     Psychiatric Solutions, Inc. 7.750%,
       due 07/15/15...............................     275,000      285,312
     Tenet Healthcare Corp. 9.875%,
       due 07/01/14...............................     250,000      254,375
                                                               ------------
                                                                  3,266,038
                                                               ------------
     HEALTHCARE EQUIPMENT & SERVICES - 1.4%
     Fisher Scientific International, Inc. 6.125%,
       due 07/01/15 (144A)(b).....................     475,000      477,375
     Leiner Health Products, Inc. 11.000%,
       due 06/01/12...............................     150,000      141,750
     Safety Products Holdings, Inc. 11.750%,
       due 01/01/12 (144A)(b)(f)..................      75,000       78,375

     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     HEALTHCARE EQUIPMENT & SERVICES - CONTINUED
     Sybron Dental Specialties, Inc. 8.125%,
       due 06/15/12.............................. $   150,000 $    158,250
     VWR International, Inc. 8.000%,
       due 04/15/14..............................     150,000      150,000
     WH Holdings Ltd./WH Capital Corp.
       9.500%, due 04/01/11......................     190,000      206,150
                                                              ------------
                                                                 1,211,900
                                                              ------------
     HOTELS, RESTAURANTS & LEISURE - 6.5%
     155 East Tropicana LLC/155 East Tropicana
       Finance Corp. 8.750%, due 04/01/12........     225,000      217,688
     Boyd Gaming Corp.
      8.750%, due 04/15/12.......................     100,000      107,750
      7.750%, due 12/15/12.......................     175,000      184,188
     Caesars Entertainment, Inc. 8.125%,
       due 05/15/11..............................     300,000      332,625
     Domino's, Inc. 8.250%, due 07/01/11.........     128,000      134,400
     HMH Properties, Inc., Series B 7.875%,
       due 08/01/08..............................      28,000       28,455
     Interline Brands, Inc. 11.500%,
       due 05/15/11..............................     146,000      163,520
     Intrawest Corp. 7.500%, due 10/15/13........     275,000      279,812
     Kerzner International, Ltd. 6.750%,
       due 10/01/15 (144A)(b)....................     300,000      293,250
     Landry's Restaurants, Inc., Series B 7.500%,
       due 12/15/14..............................     225,000      211,500
     Majestic Star Casino LLC/ Majestic Star
       Casino Capital Corp. II 9.750%, due
       01/15/11 (144A)(b)........................     100,000      101,250
     Mandalay Resort Group
      9.500%, due 08/01/08.......................     125,000      136,094
      9.375%, due 02/15/10.......................      18,000       19,800
      8.500%, due 09/15/10.......................     150,000      163,313
     Series B 10.250%, due 08/01/07..............     550,000      589,187
     MGM MIRAGE, Inc. 9.750%,
       due 06/01/07..............................     500,000      529,375
     MTR Gaming Group, Inc., Series B 9.750%,
       due 04/01/10..............................     225,000      241,312
     Park Place Entertainment Corp. 7.875%,
       due 03/15/10..............................     275,000      297,000
     Royal Caribbean Cruises, Ltd. 8.000%,
       due 05/15/10..............................     175,000      190,945
     San Pasqual Casino 8.000%, due 09/15/13
       (144A)(b).................................     200,000      204,000
     Starwood Hotels & Resorts Worldwide, Inc.
      7.375%, due 05/01/07.......................     350,000      358,750
      7.875%, due 05/01/12.......................     100,000      110,750
     Station Casinos, Inc.
      6.000%, due 04/01/12.......................     125,000      125,313
      6.500%, due 02/01/14.......................     200,000      203,000

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - CONTINUED
      Wynn Las Vegas LLC/Wynn Las Vegas Capital
        Corp. 6.625%, due 12/01/14............... $   225,000 $    219,937
                                                              ------------
                                                                 5,443,214
                                                              ------------
      HOUSEHOLD PRODUCTS - 4.0%
      ALH Finance LLC/ALH Finance Corp.
        8.500%, due 01/15/13.....................     375,000      355,312
      American Achievement Corp. 8.250%,
        due 04/01/12.............................     175,000      178,500
      Ames True Temper, Inc. 10.000%,
        due 07/15/12.............................     300,000      237,000
      Church & Dwight Co., Inc. 6.000%,
        due 12/15/12.............................     250,000      247,500
      Glenoit Corp. 11.000%,
        due 04/15/07(d)(e)(g)(h).................      50,000            0
      Jarden Corp. 9.750%, due 05/01/12..........     225,000      232,875
      Norcraft Cos. LP/Norcraft Finance Corp.
        9.000%, due 11/01/11.....................     150,000      156,000
      Norcraft Holdings LP/Norcraft Capital Corp.
        0.000%/ 9.750%, due 09/01/12(a)..........     425,000      303,875
      Playtex Products, Inc. 9.375%,
        due 06/01/11.............................     325,000      342,063
      Sealy Mattress Co. 8.250%,
        due 06/15/14.............................     175,000      181,125
      Simmons Co.
        7.875%, due 01/15/14.....................     150,000      139,500
       0.000%/10.000%, due 12/15/14
         (144A)(a)(b)............................     275,000      149,875
      Spectrum Brands, Inc.
       8.500%, due 10/01/13......................     100,000       87,750
       7.375%, due 02/01/15......................     400,000      336,000
      Visant Holding Corp. 0.000%/ 10.250%,
        due 12/01/13.............................     550,000      409,750
                                                              ------------
                                                                 3,357,125
                                                              ------------
      INDUSTRIAL - DIVERSIFIED - 2.3%
      Aearo Co. I 8.250%, due 04/15/12...........     325,000      331,500
      Amsted Industries, Inc. 10.250%,
        due 10/15/11 (144A)(b)...................     100,000      107,500
      Da-Lite Screen Co., Inc. 9.500%,
        due 05/15/11.............................     250,000      263,750
      Koppers, Inc. 9.875%, due 10/15/13.........     150,000      163,500
      Neenah Co.
        11.000%, due 09/30/10 (144A)(b)..........     191,000      210,100
       13.000%, due 09/30/13 (144A)(b)...........     159,574      163,563
      Norcross Safety Products LLC/Norcoss
        Capital Co., Series B 9.875%, due
        08/15/11.................................     250,000      258,750
      Reddy Ice Holdings, Inc. 0.0000%/
        10.500%, due 11/01/12
        (144A)(a)(b).............................     325,000      260,000

       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       INDUSTRIAL - DIVERSIFIED - CONTINUED
       Ryerson Tull, Inc. 9.125%,
         due 07/15/06........................... $   150,000 $    152,813
                                                             ------------
                                                                1,911,476
                                                             ------------
       INTERNET & CATALOG RETAIL - 0.2%
       FTD, Inc. 7.750%, due 02/15/14...........     194,000      193,030
                                                             ------------
       LEISURE EQUIPMENT & PRODUCTS - 0.7%
       K2, Inc. 7.375%, due 07/01/14............     175,000      175,000
       Knowledge Learning Center, Inc. 7.750%,
         due 02/01/15 (144A)(b).................     400,000      382,000
                                                             ------------
                                                                  557,000
                                                             ------------
       MACHINERY - 0.4%
       Case New Holland, Inc. 9.250%,
         due 08/01/11...........................     275,000      295,625
       Clark Material Handling Company, Series D
         10.750%, due 11/15/06(d)(g)............     150,000            0
       Columbus McKinnon Corp. 10.000%,
         due 08/01/10...........................      33,000       36,713
                                                             ------------
                                                                  332,338
                                                             ------------
       MEDIA - 9.0%
       CBD Media Holdings LLC 9.250%,
         due 07/15/12...........................     425,000      427,125
       CCH I Holdings LLC 9.920%, due 04/01/14
         (144A)(b)..............................     210,000      120,750
       CCH I LLC 11.000%, due 10/01/15
         (144A)(b)..............................     167,000      141,115
       Charter Communications Holdings II LLC/
         Charter Communications Holdings II
         Capital Corp. 10.250%, due 09/15/10....     500,000      500,000
       CSC Holdings, Inc., Senior Notes 7.875%,
         due 12/15/07...........................     375,000      383,437
       Dex Media East LLC/Dex Media East Finance
         Co. 12.125%, due 11/15/12..............     276,000      324,300
       Dex Media West LLC/Dex Media Finance
         Co., Series B 9.875%, due 08/15/13.....     488,000      544,120
       Dex Media, Inc. 0.000%/9.000%,
         due 11/15/13(a)........................     500,000      400,000
       DirecTV Holdings LLC/DirectTV Financing
         Co. 8.375%, due 03/15/13...............     211,000      227,880
        6.375%, due 06/15/15....................     175,000      171,938
       EchoStar DBS Corp.
         5.750%, due 10/01/08...................     225,000      221,625
        6.375%, due 10/01/11....................     200,000      193,500
        6.625%, due 10/01/14....................     100,000       96,375
       Emmis Communications Corp. 10.366%,
         due 06/15/12(c)........................     125,000      126,094
       Houghton Mifflin Co. 0.000%/ 11.500%,
         due 10/15/13(a)........................     375,000      296,250

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                     PAR         VALUE
       DESCRIPTION                                 AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       MEDIA - CONTINUED
       IESY Repository GMBH 10.375%,
         due 02/15/15 (144A)(b)................. $   400,000 $    418,000
       Kabel Deutschland GMBH 10.625%,
         due 07/01/14 (144A)(b).................     550,000      581,625
       LIN Television Corp. 6.500%,
         due 05/15/13...........................     275,000      265,031
       LodgeNet Entertainment Corp. 9.500%,
         due 06/15/13...........................     175,000      191,187
       Majestic Star Casino LLC 9.500%,
         due 10/15/10...........................      50,000       52,875
       NBC Aquisition Corp. 0.000%/ 11.000%,
         due 03/15/13(a)........................     175,000      129,938
       Nebraska Book Co., Inc. 8.625%,
         due 03/15/12...........................     200,000      185,000
       PRIMEDIA, Inc. 8.875%, due 05/15/11......     200,000      185,500
       Rainbow National Services LLC 10.375%,
         due 09/01/14 (144A)(b).................     325,000      365,625
       Reader's Digest Association, Inc. 6.500%,
         due 03/01/11...........................     200,000      196,500
       Sinclair Broadcast Group, Inc. 8.750%,
         due 12/15/11...........................     225,000      237,937
       Videotron Ltee 6.375%, due 12/15/15
         (144A)(b)..............................     175,000      174,781
       XM Satellite Radio, Inc. 12.000%,
         due 06/15/10...........................      82,000       92,455
       Yell Finance BV
         10.750%, due 08/01/11..................      97,000      105,245
        0.000%/13.500%, due 08/01/11(a).........     179,000      184,818
                                                             ------------
                                                                7,541,026
                                                             ------------
       METALS & MINING - 1.3%
       Compass Minerals International, Inc.
         0.000%/12.750%, due 12/15/12(a)........     150,000      136,500
       Series B 0.000%/12.000%,
         due 06/01/13(a)........................     275,000      239,250
       Hawk Corp. 8.750%, due 11/01/14..........     200,000      203,000
       Mueller Group, Inc. 10.000%,
         due 05/01/12...........................     175,000      186,812
       Republic Technologies International LLC/
         RTI Capital Corp. 13.750%,
         due 07/15/09(d)(e)(g)..................     150,000            0
       United States Steel Corp. 9.750%,
         due 05/15/10...........................     210,000      229,425
       Valmont Industries, Inc. 6.875%,
         due 05/01/14...........................     100,000      101,250
                                                             ------------
                                                                1,096,237
                                                             ------------
       OFFICE FURNISHING & SUPPLIES - 1.2%
       Danka Business Systems Plc 11.000%,
         due 06/15/10...........................     125,000      106,875

      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      OFFICE FURNISHING & SUPPLIES - CONTINUED
      Tempur-Pedic, Inc./Tempur Production
        USA, Inc. 10.250%, due 08/15/10.......... $   135,000 $    146,644
      Xerox Corp.
        9.750%, due 01/15/09.....................     450,000      500,062
       7.625%, due 06/15/13......................     225,000      238,500
                                                              ------------
                                                                   992,081
                                                              ------------
      OIL & GAS - 6.2%
      Atlas Pipeline Partners, L.P. 8.125%,
        due 12/15/15 (144A)(b)...................     100,000      101,375
      Chesapeake Energy Corp. 6.875%,
        due 11/15/20 (144A)(b)...................     400,000      407,000
      El Paso Corp.
       6.950%, due 12/15/07......................     175,000      177,844
       6.750%, due 05/15/09......................     225,000      224,437
       8.050%, due 10/15/30......................     150,000      153,750
       7.800%, due 08/01/31......................     275,000      275,687
      El Paso Production Holding Co. 7.750%,
        due 06/01/13.............................     175,000      182,438
      Grant Prideco, Inc. 6.125%, due 08/15/15
        (144A)(b)................................      75,000       75,188
      Holly Energy Partners, L.P. 6.250%,
        due 03/01/15.............................     300,000      292,125
      Lone Star Technologies, Inc., Series B
        9.000%, due 06/01/11.....................      50,000       52,750
      Pacific Energy Partners LP / Pacific Energy
        Finance Corp. 6.250%, due 09/15/15
        (144A)(b)................................     175,000      173,250
      Pacific Energy Partners LP/Pacific Energy
        Finance Corp. 7.125%, due 06/15/14.......     175,000      181,125
      Pogo Producing Co.
        6.625%, due 03/15/15.....................     150,000      147,000
       6.875%, due 10/01/17 (144A)(b)............      75,000       73,500
      PSEG Energy Holdings LLC 8.625%,
        due 02/15/08.............................     200,000      209,000
      Range Resources Corp.
        7.375%, due 07/15/13.....................     200,000      208,000
       6.375%, due 03/15/15......................     125,000      123,125
      SEMCO Energy, Inc. 7.125%, due
        05/15/08.................................     125,000      127,658
      SemGroup LP 8.750%, due 11/15/15
        (144A)(b)................................     200,000      205,500
      Swift Energy Co. 9.375%, due 05/01/12......     250,000      270,000
      Tennessee Gas Pipeline Co.
       7.500%, due 04/01/17......................     150,000      161,372
       8.375%, due 06/15/32......................     450,000      512,822
      Transcontinental Gas Pipe Line Corp.,
        Series B 8.875%, due 07/15/12............     150,000      172,500
      Williams Companies, Inc.
       7.625%, due 07/15/19......................     200,000      215,500
       7.875%, due 09/01/21......................     425,000      462,187
                                                              ------------
                                                                 5,185,133
                                                              ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                   PAR         VALUE
        DESCRIPTION                               AMOUNT      (NOTE 2)
        ----------------------------------------------------------------

        PAPER & FOREST PRODUCTS - 1.9%
        Abitibi-Consolidated, Inc. 8.375%,
          due 04/01/15......................... $   275,000 $    264,687
        Boise Cascade LLC
          7.025%, due 10/15/12(c)..............      75,000       73,500
         7.125%, due 10/15/14..................     100,000       93,750
        Georgia-Pacific Corp. 7.500%,
          due 05/15/06.........................     500,000      505,625
        Mercer International, Inc. 9.250%,
          due 02/15/13.........................     275,000      233,063
        Newpage Corp. 12.000%, due 05/01/13....     300,000      277,500
        Tembec Industries, Inc. 8.500%,
          due 02/01/11.........................     200,000      112,000
                                                            ------------
                                                               1,560,125
                                                            ------------
        REAL ESTATE - 1.2%
        CB Richard Ellis Services, Inc. 9.750%,
          due 05/15/10.........................     114,000      124,830
        Host Marriott LP
          7.125%, due 11/01/13.................     325,000      339,625
         6.375%, due 03/15/15..................     100,000      100,250
        Ventas Realty LP/Ventas Capital Corp.
         6.625%, due 10/15/14..................     250,000      256,875
         7.125%, due 06/01/15..................      75,000       79,125
         6.500%, due 06/01/16 (144A)(b)........     100,000      101,000
                                                            ------------
                                                               1,001,705
                                                            ------------

        RETAIL - MULTILINE - 2.5%
        Affinity Group, Inc.
          9.000%, due 02/15/12.................     150,000      150,563
         10.875%, due 02/15/12(f)..............     234,583      229,012
        Couche Tard U.S. LP/Couche-Tard Finance
          Corp. 7.500%, due 12/15/13...........     350,000      362,250
        EPL Finance Corp. 11.750%, due 11/15/13
          (144A)(b)............................     175,000      175,219
        J.C. Penney Co., Inc.
          7.600%, due 04/01/07.................      50,000       51,625
         9.000%, due 08/01/12..................     476,000      562,424
        R.H. Donnelley, Inc. 10.875%,
          due 12/15/12.........................     275,000      311,437
        SGS International, Inc. 12.000%,
          due 12/15/13 (144A)(b)...............     250,000      251,661
                                                            ------------
                                                               2,094,191
                                                            ------------
        RETAIL - SPECIALTY - 1.0%
        AmeriGas Partners, L.P. 7.250%,
          due 05/20/15.........................     175,000      179,375
        General Nutrition Centers, Inc. 8.500%,
          due 12/01/10.........................     200,000      173,000
        True Temper Sports, Inc. 8.375%,
          due 09/15/11.........................     350,000      316,750
        United Auto Group, Inc. 9.625%,
          due 03/15/12.........................     200,000      211,500
                                                            ------------
                                                                 880,625
                                                            ------------

       -----------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.5%
       Freescale Semiconductor, Inc. 7.125%,
         due 07/15/14.......................... $   200,000 $    214,000
       MagnaChip Semiconductor 8.000%,
         due 12/15/14..........................     175,000      168,000
                                                            ------------
                                                                 382,000
                                                            ------------
       SOFTWARE - 1.0%
       SS&C Technologies, Inc. 11.750%,
         due 12/01/13 (144A)(b)................     200,000      206,000
       Sungard Data Systems, Inc.
        9.125%, due 08/15/13 (144A)(b).........     350,000      364,000
        10.250%, due 08/15/15 (144A)(b)........     275,000      276,375
                                                            ------------
                                                                 846,375
                                                            ------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 8.2%
       Alaska Communications Systems Holdings,
         Inc. 9.875%, due 08/15/11.............     163,000      178,077
       AT&T Corp. 9.750%, due 11/15/31.........     675,000      850,398
       Centennial Communications Corp.
         10.000%, due 01/01/13 (144A)(b).......     100,000      101,500
       Cincinnati Bell, Inc. 7.250%,
         due 07/15/13..........................     250,000      261,250
       Citizens Communications Co.
         9.250%, due 05/15/11..................      75,000       83,063
        6.250%, due 01/15/13...................     150,000      145,875
        9.000%, due 08/15/31...................     200,000      203,500
       Inmarsat Finance II PLC 0.000%/ 10.375%,
         due 11/15/12(a).......................     125,000      104,844
       Inmarsat Finance PLC 7.625%,
         due 06/30/12..........................      32,000       33,160
       Intelsat Bermuda, Ltd.
         8.695%, due 01/15/12 (144A)(b)(c).....     225,000      229,781
        8.625%, due 01/15/15 (144A)(b).........     175,000      177,625
       MCI, Inc. 8.735%, due 05/01/14..........     400,000      443,500
       New Skies Satellites NV 9.125%,
         due 11/01/12..........................     175,000      187,906
       Nextel Communications, Inc., Series D
         7.375%, due 08/01/15..................     575,000      607,282
       PanAmSat Corp. 9.000%, due 08/15/14.....     163,000      171,558
       PanAmSat Holding Corp. .000%/ 10.375%,
         due 11/01/14(a).......................     700,000      493,500
       Qwest Corp. 8.875%, due 03/15/12........   1,200,000    1,359,000
       Rogers Wireless Communications, Inc.
         6.375%, due 03/01/14..................     775,000      780,812
       U.S. Unwired, Inc., Series B 10.000%,
         due 06/15/12..........................     200,000      226,000
       Valor Telecommunications Enterprise
         7.750%, due 02/15/15..................     225,000      236,250
                                                            ------------
                                                               6,874,881
                                                            ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR     VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      TEXTILES, APPAREL & LUXURY GOODS - 0.7%
      Collins & Aikman, Inc., Series B 9.750%,
        due 02/15/10............................. $   175,000 $    154,875
      INVISTA 9.250%, due 05/01/12
        (144A)(b)................................     250,000      268,125
      Warnaco, Inc. 8.875%, due 06/15/13.........     175,000      189,438
                                                              ------------
                                                                   612,438
                                                              ------------
      TRANSPORTATION - 0.7%
      Holt Group, Inc. 9.750%,
        due 01/15/06(d)(e)(g)....................     100,000            0
      Petroleum Helicopters, Inc., Series B
        9.375%, due 05/01/09.....................     150,000      158,813
      Stena AB
        9.625%, due 12/01/12.....................     250,000      272,812
       7.500%, due 11/01/13......................     150,000      144,750
                                                              ------------
                                                                   576,375
                                                              ------------
      Total Domestic Bonds & Debt Securities
      (Cost $79,726,403)                                        80,493,141
                                                              ------------

      CONVERTIBLE BONDS - 0.1%
      ENTERTAINMENT - 0.1%
      Magna Entertainment Corp. 7.250%,
        due 12/15/09 (Cost - $123,763)...........     125,000      129,219
                                                              ------------

      COMMON STOCKS - 0.2%
      CHEMICALS - 0.0%
      General Chemical Industrial Products,
        Inc.*(e)(g)..............................          45       14,352
                                                              ------------
      CONTAINERS & PACKAGING - 0.0%
      Russell-Stanley Holdings,
        Inc.*(e)(g)(h)...........................       2,000            0
                                                              ------------
      FOOD & DRUG RETAILING - 0.1%
      B&G Food, Inc., EIS........................       5,715       82,982
                                                              ------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.1%
      NTL, Inc.*.................................         710       48,337
      Viatel Holding Bermuda, Ltd.*..............       1,237           49
                                                              ------------
                                                                    48,386
                                                              ------------
      Total Common Stocks
      (Cost $588,225)                                              145,720
                                                              ------------

      PREFERRED STOCK - 0.2%
      RETAIL - SPECIALTY - 0.2%
      GNC Corp.*(f) (Cost - $201,200)............         200      164,500
                                                              ------------

      WARRANTS - 0.1%
      CHEMICALS - 0.0%
      General Chemical Industrial Products, Inc.,
        Series A, expires 04/30/11*(e)(g)........          26        3,211
      General Chemical Industrial Products, Inc.,
        Series B, expires 04/30/11*(e)(g)........          19            0
                                                              ------------
                                                                     3,211
                                                              ------------

      --------------------------------------------------------------------
      SECURITY                                      SHARES/PAR   VALUE
      DESCRIPTION                                     AMOUNT    (NOTE 2)
      --------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - 0.0%
      MDP Acquisitions PLC Corp. expires
        10/01/13*(e)(h)(144A)......................        100 $     2,000
                                                               -----------
      CONTAINERS & PACKAGING - 0.0%
      Pliant Corp. expires
        06/01/10*(e)(g)(h).........................        100           1
                                                               -----------
      LEISURE EQUIPMENT & PRODUCTS - 0.0%
      AMF Bowling Worldwide, Inc. expires
        03/09/09*(e)...............................        901           0
                                                               -----------
      MEDIA - 0.0%
      Advanstar Holdings Corp. expires
        10/15/11*(g)(h)(144A)......................         75           1
      XM Satellite Radio Holdings, Inc., - Class A,
        expires 03/15/10*..........................        125       5,750
                                                               -----------
                                                                     5,751
                                                               -----------
      METALS & MINING - 0.1%
      ACP Holding Co. expires
        09/30/13*(g)(h)(144A)......................     30,652      59,005
                                                               -----------
      Total Warrants
      (Cost $105,554)                                               69,968
                                                               -----------
      SHORT-TERM INVESTMENT - 1.7%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.000% to
        be repurchased at $1,444,321 on
        01/03/06 collateralized by 1,060,000
        U.S. Treasury Bond 8.125 due 08/15/19
        with a value of $1,474,725. 2.000%, due
        01/03/06 (Cost - $1,444,000)............... $1,444,000   1,444,000
                                                               -----------

      TOTAL INVESTMENTS - 98.1%
      (Cost $82,189,145)                                        82,446,548

      Other Assets and Liabilities (net) - 1.9%                  1,557,267
                                                               -----------

      TOTAL NET ASSETS - 100.0%                                $84,003,815
                                                               ===========

* Non-income producing security.

(a) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determind to be liquid under the guidlines established by the Board of Trustees. These securities represent in the aggregate 14.65% of net assets.

(c) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED HIGH YIELD PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



(d) Security is in default.

(e) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(f) Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g) Illiquid securities. Representing in the aggregate 0.0% of net assets.

(h) Restricted security, that is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. The Federated High Yield Portfolio may not invest more than 15% of its net assets in illiquid securities including restricted securities and does not have the right to demand that such securities be registered. At December 31, 2005 these securities represent 0.1% of net assets.

The following table summarizes the credit composition of the portfolio holdings of the Federated High Yield Portfolio at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                           A                               1.80%
                           BBB                             0.59
                           BB                             26.53
                           B                              58.66
                           Below B                        11.41
                           Equities/Other                  1.01
                                                         ------
                           Total:                        100.00%
                                                         ======

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 99.4%
          AEROSPACE & DEFENSE - 1.7%
          Northrop Grumman Corp..................  7,834 $    470,902
                                                         ------------
          BANKS - 4.9%
          Bank of America Corp...................  6,800      313,820
          U.S. Bancorp........................... 16,300      487,207
          Wells Fargo & Co.......................  9,100      571,753
                                                         ------------
                                                            1,372,780
                                                         ------------
          BEVERAGES - 1.4%
          Coca-Cola Co........................... 10,000      403,100
                                                         ------------
          CHEMICALS - 0.8%
          PPG Industries, Inc....................  3,700      214,230
                                                         ------------
          COMMERCIAL SERVICES & SUPPLIES - 1.0%
          Pitney Bowes, Inc......................  6,700      283,075
                                                         ------------
          COMMUNICATIONS EQUIPMENT - 1.0%
          Motorola, Inc.......................... 12,100      273,339
                                                         ------------
          COMPUTERS & PERIPHERALS - 2.0%
          Hewlett-Packard Co..................... 14,700      420,861
          International Business Machines Corp...  1,600      131,520
                                                         ------------
                                                              552,381
                                                         ------------
          ELECTRIC UTILITIES - 1.0%
          American Electric Power Co., Inc.......  7,500      278,175
                                                         ------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
          Xerox Corp.*........................... 14,400      210,960
                                                         ------------
          FINANCIAL - DIVERSIFIED - 16.1%
          Capital One Financial Corp.............  6,400      552,960
          Fannie Mae.............................  9,100      444,171
          Freddie Mac............................ 16,100    1,052,135
          Goldman Sachs Group, Inc. (The)........  2,700      344,817
          JPMorgan Chase & Co.................... 11,000      436,590
          MBNA Corp.............................. 13,600      369,240
          Merrill Lynch & Co., Inc...............  9,400      636,662
          Morgan Stanley......................... 12,600      714,924
                                                         ------------
                                                            4,551,499
                                                         ------------
          FOOD & DRUG RETAILING - 2.5%
          Albertson's, Inc....................... 15,400      328,790
          SUPERVALU, Inc......................... 11,700      380,016
                                                         ------------
                                                              708,806
                                                         ------------
          FOOD PRODUCTS - 2.4%
          Smithfield Foods, Inc.*................  9,300      284,580
          Tyson Foods, Inc., - Class A........... 23,400      400,140
                                                         ------------
                                                              684,720
                                                         ------------
          HEALTH CARE PROVIDERS & SERVICES - 4.5%
          AmerisourceBergen Corp................. 10,200      422,280
          HCA, Inc...............................  8,300      419,150
          McKesson Corp..........................  8,300      428,197
                                                         ------------
                                                            1,269,627
                                                         ------------

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       HOTELS, RESTAURANTS & LEISURE - 2.1%
       McDonald's Corp............................... 17,500 $    590,100
                                                             ------------
       INDUSTRIAL CONGLOMERATES - 2.0%
       Tyco International, Ltd....................... 19,991      576,940
                                                             ------------
       INSURANCE - 12.5%
       ACE, Ltd...................................... 14,900      796,256
       Allstate Corp. (The).......................... 15,800      854,306
       American International Group, Inc............. 10,900      743,707
       Aon Corp......................................  9,700      348,715
       Hartford Financial Services Group, Inc........  3,300      283,437
       Nationwide Financial Services, Inc., - Class A  6,400      281,600
       XL Capital, Ltd., - Class A...................  3,200      215,616
                                                             ------------
                                                                3,523,637
                                                             ------------
       IT CONSULTING & SERVICES - 1.8%
       Computer Sciences Corp.*......................  7,500      379,800
       Unisys Corp.*................................. 21,800      127,094
                                                             ------------
                                                                  506,894
                                                             ------------
       LEISURE EQUIPMENT & PRODUCTS - 1.3%
       Mattel, Inc................................... 23,300      368,606
                                                             ------------
       MACHINERY - 2.4%
       Deere & Co....................................  2,300      156,653
       Eaton Corp....................................  4,500      301,905
       Illinois Tool Works, Inc......................  2,600      228,774
                                                             ------------
                                                                  687,332
                                                             ------------
       MEDIA - 6.6%
       CCE Spinco, Inc.*.............................  1,987       26,030
       Clear Channel Communications, Inc............. 15,900      500,055
       Gannett Co., Inc..............................  7,100      430,047
       Interpublic Group of Cos., Inc.*.............. 30,700      296,255
       Time Warner, Inc.............................. 35,600      620,864
                                                             ------------
                                                                1,873,251
                                                             ------------
       OIL & GAS - 11.8%
       BP Plc, (ADR).................................  7,200      462,384
       Chevron Corp.................................. 14,602      828,955
       ConocoPhillips................................  8,200      477,076
       Exxon Mobil Corp.............................. 15,300      859,401
       Marathon Oil Corp.............................  6,000      365,820
       NiSource, Inc................................. 15,600      325,416
                                                             ------------
                                                                3,319,052
                                                             ------------
       PHARMACEUTICALS - 3.4%
       Johnson & Johnson.............................  6,000      360,600
       Pfizer, Inc................................... 25,400      592,328
                                                             ------------
                                                                  952,928
                                                             ------------
       RETAIL - MULTILINE - 0.8%
       Dollar General Corp........................... 11,200      213,584
                                                             ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
FEDERATED STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          RETAIL - SPECIALTY - 1.5%
          Gap, Inc. (The)........................ 15,200 $    268,128
          Home Depot, Inc. (The).................  3,500      141,680
                                                         ------------
                                                              409,808
                                                         ------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
          Applied Materials, Inc................. 11,700      209,898
          Intel Corp............................. 14,700      366,912
                                                         ------------
                                                              576,810
                                                         ------------
          SOFTWARE - 0.8%
          BMC Software, Inc.*.................... 10,800      221,292
                                                         ------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 6.0%
          ALLTEL Corp............................  6,200      391,220
          AT&T, Inc.*............................ 25,200      617,148
          Sprint Nextel Corp..................... 12,300      287,328
          Verizon Communications, Inc............ 13,650      411,138
                                                         ------------
                                                            1,706,834
                                                         ------------
          TELECOMMUNICATION SERVICES - WIRELESS - 1.0%
          Vodafone Group Plc, (ADR).............. 13,100      281,257
                                                         ------------
          TEXTILES, APPAREL & LUXURY GOODS - 0.8%
          Jones Apparel Group, Inc...............  7,100      218,112
                                                         ------------
          TOBACCO - 2.6%
          Altria Group, Inc......................  9,900      739,728
                                                         ------------
          Total Common Stocks
          (Cost $25,495,476)                               28,039,759
                                                         ------------

               -----------------------------------------------------
               SECURITY                                    VALUE
               DESCRIPTION                     SHARES     (NOTE 2)
               -----------------------------------------------------

               ESCROWED SHARES - 0.0%
               ESC Seagate Technology (a)(b)
                 (Cost - $0).................. $10,300   $         0
                                                         -----------

               TOTAL INVESTMENTS - 99.4%
               (Cost $25,495,476)                         28,039,759

               Other Assets and Liabilities (net) - 0.6%     167,818
                                                         -----------

               TOTAL NET ASSETS - 100.0%                 $28,207,577
                                                         ===========

* Non-income producing security.

(a) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(b) Illiquid securities. Representing in the aggregate 0.0% of net assets.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


            -------------------------------------------------------
            SECURITY                                     VALUE
            DESCRIPTION                       SHARES    (NOTE 2)
            -------------------------------------------------------

            COMMON STOCKS - 98.6%
            AEROSPACE & DEFENSE - 2.2%
            Boeing Co. (The).................  21,200 $   1,489,088
            L-3 Communications Holdings, Inc.  32,300     2,401,505
            United Technologies Corp.........  34,300     1,917,713
                                                      -------------
                                                          5,808,306
                                                      -------------
            BANKS - 1.0%
            Wells Fargo & Co.................  42,200     2,651,426
                                                      -------------
            BEVERAGES - 1.4%
            Hansen Natural Corp.*............  48,800     3,845,928
                                                      -------------
            BIOTECHNOLOGY - 9.5%
            Amgen, Inc.*.....................  46,100     3,635,446
            Biogen Idec, Inc.*............... 131,000     5,938,230
            Genentech, Inc.*.................  53,200     4,921,000
            Gilead Sciences, Inc.*........... 154,800     8,147,124
            United Therapeutics Corp.*.......  37,400     2,585,088
                                                      -------------
                                                         25,226,888
                                                      -------------
            BUILDING MATERIALS - 2.1%
            Building Material Holding Corp...  83,601     5,702,424
                                                      -------------
            BUILDING PRODUCTS - 2.5%
            Ryland Group, Inc. (The).........  90,200     6,506,126
                                                      -------------
            CHEMICALS - 0.4%
            Dow Chemical Co..................  27,100     1,187,522
                                                      -------------
            COMPUTERS & PERIPHERALS - 8.9%
            Apple Computer, Inc.*............ 135,100     9,712,339
            Dell, Inc.*......................  83,900     2,516,161
            Hewlett-Packard Co............... 267,200     7,649,936
            Western Digital Corp.*........... 202,000     3,759,220
                                                      -------------
                                                         23,637,656
                                                      -------------
            ELECTRIC UTILITIES - 0.6%
            TXU Corp.........................  34,000     1,706,460
                                                      -------------
            FINANCIAL - DIVERSIFIED - 1.3%
            American Express Co..............  56,000     2,881,760
            Golden West Financial Corp.......   9,200       607,200
                                                      -------------
                                                          3,488,960
                                                      -------------
            FOOD & DRUG RETAILING - 1.6%
            CVS Corp.........................  43,800     1,157,196
            Walgreen Co......................  72,700     3,217,702
                                                      -------------
                                                          4,374,898
                                                      -------------
            FOOD PRODUCTS - 4.2%
            General Mills, Inc...............  80,800     3,985,056
            Kellogg Co.......................  22,800       985,416
            Seabord Corp.....................   1,410     2,130,510
            Whole Foods Market, Inc..........  51,800     4,008,802
                                                      -------------
                                                         11,109,784
                                                      -------------
            HEALTH CARE EQUIPMENT & SUPPLIES - 0.4%
            Stryker Corp.....................  25,800     1,146,294
                                                      -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - 5.6%
         Aetna, Inc.............................  83,200 $   7,846,592
         Community Health Systems, Inc.*........  45,200     1,732,968
         UnitedHealth Group, Inc................  85,300     5,300,542
                                                         -------------
                                                            14,880,102
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 1.8%
         Penn National Gaming, Inc.*............ 147,600     4,863,420
                                                         -------------
         HOUSEHOLD DURABLES - 8.5%
         D.R. Horton, Inc....................... 210,700     7,528,311
         KB HOME................................  94,500     6,866,370
         Lennar Corp. - Class A................. 113,000     6,895,260
         Procter & Gamble Co....................  22,175     1,283,489
                                                         -------------
                                                            22,573,430
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 2.4%
         General Electric Co.................... 178,800     6,266,940
                                                         -------------
         INSURANCE - 4.9%
         Chubb Corp. (The)......................  16,000     1,562,400
         CIGNA Corp.............................  12,000     1,340,400
         Fidelity National Financial, Inc....... 106,000     3,899,740
         MGIC Investment Corp...................  15,900     1,046,538
         Radian Group Inc.......................  86,500     5,068,035
                                                         -------------
                                                            12,917,113
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 3.5%
         Google, Inc., - Class A*...............   5,100     2,115,786
         McAfee, Inc.*.......................... 164,400     4,460,172
         Websense, Inc.*........................  39,700     2,605,908
                                                         -------------
                                                             9,181,866
                                                         -------------
         IT CONSULTING & SERVICES - 0.7%
         Cognizant Technology Solutions Corp. -
           Class A*.............................  35,900     1,807,565
                                                         -------------
         MACHINERY - 4.4%
         Deere & Co.............................  77,200     5,258,092
         Joy Global, Inc........................ 160,250     6,410,000
                                                         -------------
                                                            11,668,092
                                                         -------------
         METALS & MINING - 2.0%
         Allegheny Technologies, Inc............  26,900       970,552
         Cleveland-Cliffs, Inc..................   5,800       513,706
         Phelps Dodge Corp......................   3,700       532,319
         Precision Castparts Corp...............  26,800     1,388,508
         Quanex Corp............................  40,100     2,003,797
                                                         -------------
                                                             5,408,882
                                                         -------------
         OIL & GAS - 3.7%
         Devon Energy Corp......................  33,700     2,107,598
         Frontier Oil Corp......................  23,700       889,461
         Sunoco, Inc............................  49,500     3,879,810
         Valero Energy Corp.....................  59,400     3,065,040
                                                         -------------
                                                             9,941,909
                                                         -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
LARGE CAP PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


            --------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                        SHARES    (NOTE 2)
            --------------------------------------------------------

            PHARMACEUTICALS - 2.7%
            Johnson & Johnson................. 120,300 $   7,230,030
                                                       -------------
            RETAIL - MULTILINE - 1.7%
            Costco Wholesale Corp.............  17,100       845,937
            Wal-Mart Stores, Inc..............  77,200     3,612,960
                                                       -------------
                                                           4,458,897
                                                       -------------
            RETAIL - SPECIALTY - 0.1%
            Nordstrom, Inc....................   6,200       231,880
                                                       -------------
            ROAD & RAIL - 4.5%
            Burlington Northern Santa Fe Corp.  30,400     2,152,928
            CSX Corp..........................  55,100     2,797,427
            Norfolk Southern Corp............. 155,900     6,988,997
                                                       -------------
                                                          11,939,352
                                                       -------------
            SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.8%
            Cymer, Inc.*......................  49,900     1,771,949
            Intel Corp........................ 259,500     6,477,120
            Marvell Technology Group Ltd.*.... 111,100     6,231,599
            MEMC Electronic Materials, Inc.*..  37,300       826,941
            NVIDIA Corp.*.....................  22,700       829,912
            SiRF Technology Holdings, Inc.*...  69,000     2,056,200
            Texas Instruments, Inc............ 161,000     5,163,270
                                                       -------------
                                                          23,356,991
                                                       -------------
            SOFTWARE - 4.5%
            Activision, Inc.*................. 123,433     1,695,970
            Autodesk, Inc..................... 125,400     5,385,930
            Microsoft Corp.................... 122,500     3,203,375
            Quest Software, Inc.*............. 123,124     1,796,379
                                                       -------------
                                                          12,081,654
                                                       -------------

      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.4%
      Qwest Communications International,
        Inc.*....................................    182,600 $   1,031,690
                                                             -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 0.3%
      NII Holdings, Inc.*........................     16,900       738,192
                                                             -------------
      TOBACCO - 2.0%
      Altria Group, Inc..........................     71,400     5,335,008
                                                             -------------
      Total Common Stocks
      (Cost $249,864,842)                                      262,305,685
                                                             -------------
      SHORT-TERM INVESTMENT - 0.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05, at 2.000% to
        be repurchased at $2,304,512 on
        01/03/06 collateralized by 1,690,000 U.S.
        Treasury Bond at 8.125% due 08/15/19
        with a value of $2,351,213
        (Cost - $2,304,000)...................... $2,304,000     2,304,000
                                                             -------------

      TOTAL INVESTMENTS - 99.5%
      (Cost $252,168,842)                                      264,609,685

      Other Assets and Liabilities (Net) - 0.5%                  1,250,057
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 265,859,742
                                                             =============

* Non-income producing security.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                 SHARES  (NOTE 2)
         --------------------------------------------------------------

         INVESTMENT COMPANY SECURITIES - 100.8%
         AIM Capital Appreciation Portfolio.........    203 $    2,352
         Capital Appreciation Fund*.................  9,828    769,347
         Disciplined Mid Cap Stock Portfolio........    581     12,766
         Equity Income Portfolio.................... 38,833    686,574
         Large Cap Portfolio........................ 11,851    179,428
         Mondrian International Stock Portfolio..... 81,225  1,015,314
         Mercury Large Cap Portfolio................  3,580     36,300
         MFS Mid Cap Growth Portfolio...............  1,920     15,534
         MFS Value Portfolio........................    439      5,467
         Pioneer Fund Portfolio..................... 91,764  1,169,987
         Pioneer Mid Value Portfolio................    328      3,538
         Small Cap Growth Portfolio.................  9,109    103,115
         Small Cap Value Portfolio..................  6,261     70,062
         Strategic Equity Portfolio.................  7,017    124,834
         Van Kampen Enterprise Portfolio............ 64,317    818,753
                                                            ----------
         Total Investment Company Securities
         (Cost $4,705,624)                                   5,013,371
                                                            ----------

         TOTAL INVESTMENTS - 100.8%
         (Cost $4,705,624)                                   5,013,371

         Other Assets and Liabilities (net) - (0.8)%           (39,269)
                                                            ----------

         TOTAL NET ASSETS - 100.0%                          $4,974,102
                                                            ==========

* Not part of The Travelers Series Trust.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.8%
       AIM Capital Appreciation Portfolio............       4 $       49
       Capital Appreciation Fund*....................   4,033    315,725
       Convertible Securities Portfolio..............   4,932     58,439
       Disciplined Mid Cap Stock Portfolio...........     121      2,664
       Equity Income Portfolio.......................  12,426    219,692
       Federated High Yield Portfolio................  16,281    143,924
       High Yield Bond Trust*........................   4,398     44,152
       Large Cap Portfolio...........................   1,369     20,723
       Mercury Large Cap Core Portfolio..............     899      9,118
       MFS Mid Cap Growth Portfolio..................     584      4,728
       MFS Value Portfolio...........................     239      2,968
       Mondrian International Stock Portfolio........  15,836    197,949
       Money Market Portfolio*....................... 465,093    465,093
       Pioneer Fund Portfolio........................  10,240    130,558
       Pioneer Mid Cap Value Portfolio...............     395      4,262
       Pioneer Strategic Income Portfolio............  66,565    621,053
       Strategic Equity Portfolio....................     818     14,549
       Style Focus Series: Small Cap Growth Portfolio     509      5,758
       Style Focus Series: Small Cap Value Portfolio.   1,911     21,385
       Travelers Quality Bond Portfolio.............. 115,284  1,292,330
       U.S. Government Securities Portfolio..........  82,402  1,095,127
       Van Kampen Enterprise Portfolio...............   2,310     29,412
                                                              ----------
       Total Investment Company Securities
       (Cost $4,650,876)                                       4,699,658
                                                              ----------

       TOTAL INVESTMENTS - 100.8%
       (Cost $4,650,876)                                       4,699,658

       Other Assets and Liabilities (net) - (0.8)%               (38,293)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $4,661,365
                                                              ==========

* Not part of The Travelers Series Trust.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                    SHARES    (NOTE 2)
      -------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 99.7%
      AIM Capital Appreciation Portfolio...........     3,414 $    39,639
      Capital Appreciation Fund*...................    31,782   2,487,894
      Convertible Securities Portfolio.............    56,524     669,805
      Disciplined Mid Cap Stock Portfolio..........       731      16,060
      Equity Income Portfolio......................   106,385   1,880,893
      Federated High Yield Portfolio...............    43,363     383,326
      High Yield Bond Trust*.......................     4,782      48,009
      Large Cap Portfolio..........................    79,969   1,210,726
      Mercury Large Cap Core Portfolio.............    13,808     140,016
      MFS Mid Cap Growth Portfolio.................     4,683      37,889
      MFS Value Portfolio..........................     3,537      44,005
      Mondrian International Stock Portfolio.......   216,544   2,706,794
      Money Market Portfolio*...................... 1,068,152   1,068,152
      Pioneer Fund Portfolio.......................   261,981   3,340,264
      Pioneer Mid Cap Value Portfolio..............       473       5,096
      Pioneer Strategic Income Portfolio...........   243,018   2,267,356
      Strategic Equity Portfolio...................    15,328     272,688
      Style Focus Series: Small Cap Growth
        Portfolio..................................     9,684     109,620
      Style Focus Series: Small Cap Value Portfolio    10,999     123,083
      Travelers Quality Bond Portfolio.............   119,495   1,339,543
      U.S. Government Securities Portfolio.........   209,933   2,790,011
      Van Kampen Enterprise Portfolio..............    74,514     948,565
                                                              -----------
      Total Investment Company Securities
      (Cost $21,348,152)                                       21,929,434
                                                              -----------

      TOTAL INVESTMENTS - 99.7%
      (Cost $21,348,152)                                       21,929,434

      Other Assets and Liabilities (net) - 0.3%                    73,622
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $22,003,056
                                                              ===========

* Not part of The Travelers Series Trust.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                                   VALUE
      DESCRIPTION                                    SHARES     (NOTE 2)
      --------------------------------------------------------------------

      INVESTMENT COMPANY SECURITIES - 100.0%
      AIM Capital Appreciation Portfolio...........       157 $     1,823
      Capital Appreciation Fund*...................    41,882   3,278,539
      Convertible Securities Portfolio.............    62,439     739,908
      Disciplined Mid Cap Stock Portfolio..........     1,507      33,101
      Equity Income Portfolio......................   142,116   2,512,615
      Federated High Yield Portfolio...............    23,995     212,116
      High Yield Bond Trust*.......................     3,766      37,806
      Large Cap Portfolio..........................    87,739   1,328,375
      Mercury Large Cap Core Portfolio.............     5,843      59,252
      MFS Mid Cap Growth Portfolio.................     3,917      31,690
      MFS Value Portfolio..........................     3,321      41,319
      Mondrian International Stock Portfolio.......   313,338   3,916,730
      Money Market Portfolio*...................... 1,232,952   1,232,952
      Pioneer Fund Portfolio.......................   349,208   4,452,396
      Pioneer Mid Cap Value Portfolio..............       949      10,230
      Pioneer Strategic Income Portfolio...........   278,553   2,598,899
      Strategic Equity Portfolio...................    16,944     301,442
      Style Focus Series: Small Cap Growth
        Portfolio..................................     9,341     105,740
      Style Focus Series: Small Cap Value Portfolio     5,327      59,605
      Travelers Quality Bond Portfolio.............    80,209     899,145
      U.S. Government Securities Portfolio.........   128,309   1,705,225
      Van Kampen Enterprise Portfolio..............   150,011   1,909,636
                                                              -----------
      Total Investment Company Securities
      (Cost $24,594,657)                                       25,468,544
                                                              -----------

      TOTAL INVESTMENTS - 100.0%
      (Cost $24,594,657)                                       25,468,544

      Other Assets and Liabilities (net) - 0.0%                    (5,997)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $25,462,547
                                                              ===========

* Not part of The Travelers Series Trust.


                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                    SHARES   (NOTE 2)
       ------------------------------------------------------------------

       INVESTMENT COMPANY SECURITIES - 100.9%
       AIM Capital Appreciation Portfolio............     414 $    4,811
       Capital Appreciation Fund*....................   4,961    388,332
       Convertible Securities Portfolio..............   8,257     97,847
       Disciplined Mid Cap Stock Portfolio...........     279      6,119
       Equity Income Portfolio.......................  15,718    277,888
       Federated High Yield Portfolio................  11,639    102,886
       High Yield Bond Trust*........................   2,661     26,714
       Large Cap Portfolio...........................  10,391    157,316
       Mercury Large Cap Core Portfolio..............   1,789     18,144
       MFS Mid Cap Growth Portfolio..................     959      7,756
       MFS Value Portfolio...........................     206      2,568
       Mondrian International Stock Portfolio........  29,142    364,275
       Money Market Portfolio*....................... 211,322    211,322
       Pioneer Fund Portfolio........................  33,852    431,612
       Pioneer Mid Cap Value Portfolio...............     566      6,099
       Pioneer Strategic Income Portfolio............  48,628    453,698
       Strategic Equity Portfolio....................   2,520     44,831
       Style Focus Series: Small Cap Growth Portfolio   1,378     15,597
       Style Focus Series: Small Cap Value Portfolio.   2,387     26,710
       Travelers Quality Bond Portfolio..............  72,843    816,567
       U.S. Government Securities Portfolio..........  63,362    842,075
       Van Kampen Enterprise Portfolio...............   4,797     61,069
                                                              ----------
       Total Investment Company Securities
       (Cost $4,227,949)                                       4,364,236
                                                              ----------

       TOTAL INVESTMENTS - 100.9%
       (Cost $4,227,949)                                       4,364,236

       Other Assets and Liabilities (net) - (0.9%)               (37,785)
                                                              ----------

       TOTAL NET ASSETS - 100.0%                              $4,326,451
                                                              ==========

* Not part of The Travelers Series Trust.


                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MERCURY LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 100.1%
          AEROSPACE & DEFENSE - 2.8%
          Lockheed Martin Corp.................  26,000 $   1,654,380
          Northrop Grumman Corp................   8,000       480,880
          Raytheon Co..........................  39,000     1,565,850
                                                        -------------
                                                            3,701,110
                                                        -------------
          AIRLINES - 1.0%
          AMR Corp.*...........................  61,000     1,356,030
                                                        -------------
          AUTOMOBILES - 0.6%
          Ford Motor Co........................  93,000       717,960
                                                        -------------
          BANKS - 0.5%
          Bank of America Corp.................  13,000       599,950
                                                        -------------
          BEVERAGES - 1.2%
          Coca-Cola Co.........................  38,000     1,531,780
                                                        -------------
          BIOTECHNOLOGY - 3.0%
          Amgen, Inc.*.........................  30,000     2,365,800
          Gilead Sciences, Inc.*...............  29,000     1,526,270
                                                        -------------
                                                            3,892,070
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 1.0%
          Fiserv, Inc.*........................  31,000     1,341,370
                                                        -------------
          COMMUNICATIONS EQUIPMENT - 3.3%
          Cisco Systems, Inc.*................. 143,000     2,448,160
          Motorola, Inc........................  84,000     1,897,560
                                                        -------------
                                                            4,345,720
                                                        -------------
          COMPUTERS & PERIPHERALS - 5.7%
          Apple Computer, Inc.*................  26,000     1,869,140
          Dell, Inc.*..........................  66,000     1,979,340
          Hewlett-Packard Co...................  78,000     2,233,140
          International Business Machines Corp.   2,000       164,400
          NCR Corp.*...........................  35,000     1,187,900
                                                        -------------
                                                            7,433,920
                                                        -------------
          ELECTRIC UTILITIES - 1.0%
          Edison International.................  31,000     1,351,910
                                                        -------------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.9%
          Agilent Technologies, Inc.*..........  18,000       599,220
          Jabil Circuit, Inc.*.................   5,000       185,450
          Solectron Corp.*..................... 119,000       435,540
                                                        -------------
                                                            1,220,210
                                                        -------------
          FINANCIAL - DIVERSIFIED - 4.0%
          Charles Schwab Corp. (The)...........  96,000     1,408,320
          Goldman Sachs Group, Inc. (The)......  14,000     1,787,940
          JP Morgan Chase & Co.................   3,000       119,070
          Lehman Brothers Holdings, Inc........  13,000     1,666,210
          Principal Financial Group, Inc.......   5,000       237,150
                                                        -------------
                                                            5,218,690
                                                        -------------
          FOOD PRODUCTS - 1.3%
          Pilgrim's Pride Corp.................  11,000       364,760
          Whole Foods Market, Inc..............  18,000     1,393,020
                                                        -------------
                                                            1,757,780
                                                        -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                  SHARES   (NOTE 2)
       -----------------------------------------------------------------

       HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
       Becton, Dickinson & Co...................... 24,000 $   1,441,920
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 8.7%
       Aetna, Inc.................................. 17,000     1,603,270
       AmerisourceBergen Corp...................... 36,000     1,490,400
       Caremark Rx, Inc.*.......................... 30,000     1,553,700
       Express Scripts, Inc.*...................... 17,000     1,424,600
       HCA, Inc.................................... 30,000     1,515,000
       Humana, Inc.*...............................  3,000       162,990
       McKesson Corp............................... 28,000     1,444,520
       UnitedHealth Group, Inc..................... 35,000     2,174,900
                                                           -------------
                                                              11,369,380
                                                           -------------
       HOUSEHOLD DURABLES - 1.7%
       NVR, Inc.*..................................  2,000     1,404,000
       Procter & Gamble Co......................... 13,000       752,440
                                                           -------------
                                                               2,156,440
                                                           -------------
       INDUSTRIAL - DIVERSIFIED - 3.1%
       General Electric Co......................... 74,000     2,593,700
       Rockwell Automation, Inc.................... 24,000     1,419,840
                                                           -------------
                                                               4,013,540
                                                           -------------
       INSURANCE - 8.9%
       American International Group, Inc...........  4,000       272,920
       Aon Corp.................................... 40,000     1,438,000
       Chubb Corp. (The)........................... 15,000     1,464,750
       CIGNA Corp.................................. 13,000     1,452,100
       Loews Corp..................................  9,000       853,650
       Nationwide Financial Services, Inc., Class A 22,000       968,000
       Progressive Corp. (The)..................... 13,000     1,518,140
       Prudential Financial, Inc................... 24,000     1,756,560
       SAFECO Corp................................. 24,000     1,356,000
       UnumProvident Corp.......................... 23,000       523,250
                                                           -------------
                                                              11,603,370
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 0.9%
       McAfee, Inc.*............................... 44,000     1,193,720
                                                           -------------
       IT CONSULTING & SERVICES - 0.2%
       Computer Sciences Corp.*....................  6,000       303,840
       Enterasys Networks, Inc.*...................    259         3,439
                                                           -------------
                                                                 307,279
                                                           -------------
       MACHINERY - 1.0%
       ITT Industries, Inc......................... 13,000     1,336,660
                                                           -------------
       MEDIA - 1.3%
       Viacom, Inc., Class B....................... 53,000     1,727,800
                                                           -------------
       METALS & MINING - 3.4%
       Freeport-McMoRan Copper & Gold, Inc.,
         Class B................................... 27,000     1,452,600
       Nucor Corp.................................. 23,000     1,534,560
       Phelps Dodge Corp........................... 10,000     1,438,700
                                                           -------------
                                                               4,425,860
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MERCURY LARGE CAP CORE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


             -----------------------------------------------------
             SECURITY                                   VALUE
             DESCRIPTION                     SHARES    (NOTE 2)
             -----------------------------------------------------

             OIL & GAS - 18.6%
             Amerada Hess Corp..............  11,000 $   1,395,020
             Anadarko Petroleum Corp........  17,000     1,610,750
             Apache Corp....................  16,000     1,096,320
             Burlington Resources, Inc......  19,000     1,637,800
             Chesapeake Energy Corp.........  42,000     1,332,660
             Chevron Corp...................  12,888       731,652
             ConocoPhillips.................  35,000     2,036,300
             Devon Energy Corp..............  25,000     1,563,500
             Exxon Mobil Corp...............  88,000     4,942,960
             Kerr-McGee Corp................  15,000     1,362,900
             Marathon Oil Corp..............  26,000     1,585,220
             Occidental Petroleum Corp......  20,000     1,597,600
             Sunoco, Inc....................  18,000     1,410,840
             Tesoro Corp....................   6,000       369,300
             Valero Energy Corp.............  31,000     1,599,600
                                                     -------------
                                                        24,272,422
                                                     -------------
             PHARMACEUTICALS - 5.7%
             Allergan, Inc..................  15,000     1,619,400
             Johnson & Johnson..............  50,000     3,005,000
             Pfizer, Inc.................... 121,000     2,821,720
                                                     -------------
                                                         7,446,120
                                                     -------------
             RETAIL - MULTILINE - 1.2%
             J.C. Penney Co., Inc...........  28,000     1,556,800
                                                     -------------
             RETAIL - SPECIALTY - 4.3%
             American Eagle Outfitters, Inc.   8,000       183,840
             Best Buy Co., Inc..............  30,000     1,304,400
             Chico's FAS, Inc.*.............  32,000     1,405,760
             Nordstrom, Inc.................  37,000     1,383,800
             Staples, Inc...................  62,000     1,408,020
                                                     -------------
                                                         5,685,820
                                                     -------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                              SHARES     (NOTE 2)
        ---------------------------------------------------------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.7%
        Intel Corp.............................  115,000 $   2,870,400
        Lam Research Corp.*....................   37,000     1,320,160
        NVIDIA Corp.*..........................   38,000     1,389,280
        Texas Instruments, Inc.................   59,000     1,892,130
                                                         -------------
                                                             7,471,970
                                                         -------------
        SOFTWARE - 7.8%
        Autodesk, Inc..........................   32,000     1,374,400
        BEA Systems, Inc.*.....................  133,000     1,250,200
        Citrix Systems, Inc.*..................   19,000       546,820
        Computer Associates International, Inc.   44,090     1,242,897
        Intuit, Inc.*..........................   26,000     1,385,800
        Microsoft Corp.........................   49,000     1,281,350
        Oracle Corp.*..........................  130,000     1,587,300
        Red Hat, Inc.*.........................   54,000     1,470,960
                                                         -------------
                                                            10,139,727
                                                         -------------
        TOBACCO - 0.2%
        Altria Group, Inc......................    4,000       298,880
                                                         -------------
        Total Common Stocks
        (Cost $111,208,205)                                130,916,208
                                                         -------------
        ESCROWED SHARES - 0.0%
        ESC Seagate Technology (a)(b)*
          (Cost - $0).......................... $ 27,200             3
                                                         -------------

        TOTAL INVESTMENTS - 100.1%
        (Cost $111,208,205)                                130,916,211

        Other Assets and Liabilities (net) - (0.1)%            (87,506)
                                                         -------------

        TOTAL NET ASSETS - 100.0%                        $ 130,828,705
                                                         =============

* Non-income producing security.

(a) Security is valued in good faith at fair value by or under the direction of the Board of Directors.

(b) Illiquid securities representing in the aggregate 0.0% of net assets.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                  SHARES    (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 98.1%
       AIR FREIGHT & LOGISTICS - 0.6%
       Expeditors International of Washington, Inc.  31,620 $   2,134,666
                                                            -------------
       AUTO COMPONENTS - 0.6%
       Gentex Corp................................. 101,000     1,969,500
                                                            -------------
       BANKS - 1.0%
       Commerce Bancorp, Inc....................... 101,200     3,482,292
                                                            -------------
       BIOTECHNOLOGY - 5.2%
       Gen-Probe, Inc.*............................  51,970     2,535,616
       Genzyme Corp.*..............................  61,550     4,356,509
       Gilead Sciences, Inc.*......................  93,510     4,921,431
       Human Genome Sciences, Inc.*................  63,000       539,280
       ImClone Systems, Inc.*......................  54,660     1,871,559
       MedImmune, Inc.*............................  88,180     3,088,064
                                                            -------------
                                                               17,312,459
                                                            -------------
       CHEMICALS - 1.0%
       Praxair, Inc................................  64,500     3,415,920
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 8.5%
       Alliance Data System Corp.*.................  99,420     3,539,352
       Apollo Group, Inc., - Class A*..............  79,700     4,818,662
       Bright Horizons Family Solutions, Inc.*.....  45,400     1,682,070
       Brink's Co. (The)...........................  42,100     2,017,011
       Corporate Executive Board Co................  68,790     6,170,463
       Employee Solutions, Inc.*(a)................     484             0
       ITT Educational Services, Inc.*.............  66,300     3,918,993
       Monster Worldwide, Inc.*....................  83,240     3,397,857
       Paychex, Inc................................  74,200     2,828,504
                                                            -------------
                                                               28,372,912
                                                            -------------
       COMMUNICATIONS EQUIPMENT - 3.5%
       Comverse Technology, Inc.*.................. 134,060     3,564,655
       Juniper Networks, Inc.*..................... 362,700     8,088,210
                                                            -------------
                                                               11,652,865
                                                            -------------
       COMPUTERS & PERIPHERALS - 2.1%
       M-Systems Flash Disk Pioneers, Ltd.*........  42,200     1,397,664
       SanDisk Corp.*..............................  92,100     5,785,722
                                                            -------------
                                                                7,183,386
                                                            -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
       FLIR Systems, Inc.*.........................  65,400     1,460,382
       Roper Industries, Inc.......................  87,620     3,461,866
                                                            -------------
                                                                4,922,248
                                                            -------------
       ENERGY EQUIPMENT & SERVICES - 4.2%
       BJ Services Co..............................  52,800     1,936,176
       GlobalSantaFe Corp..........................  80,550     3,878,482
       National-Oilwell Varco, Inc.*...............  84,400     5,291,880
       Noble Corp..................................  41,900     2,955,626
                                                            -------------
                                                               14,062,164
                                                            -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        FINANCIAL - DIVERSIFIED - 4.5%
        Chicago Mercantile Exchange Holdings, Inc.  13,800 $   5,071,362
        Investors Financial Services Corp.........  58,000     2,136,140
        Legg Mason, Inc...........................  42,580     5,096,400
        Nelnet, Inc., - Class A*..................  25,200     1,025,136
        SLM Corp..................................  31,700     1,746,353
                                                           -------------
                                                              15,075,391
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 10.8%
        Advanced Medical Optics, Inc.*............ 139,100     5,814,380
        C.R. Bard, Inc............................  50,600     3,335,552
        Cytyc Corp.*.............................. 186,890     5,275,905
        DENTSPLY International, Inc...............  70,750     3,798,567
        Fisher Scientific International, Inc.*....  59,993     3,711,167
        Millipore Corp.*..........................  79,250     5,233,670
        ResMed, Inc.*.............................  51,800     1,984,458
        St. Jude Medical, Inc.*...................  98,100     4,924,620
        Thoratec Corp.*........................... 103,490     2,141,208
                                                           -------------
                                                              36,219,527
                                                           -------------

        HEALTH CARE PROVIDERS & SERVICES - 2.5%
        Health Net, Inc.*.........................  88,900     4,582,795
        Laboratory Corp. of America Holdings *....  69,300     3,731,805
                                                           -------------
                                                               8,314,600
                                                           -------------

        HOTELS, RESTAURANTS & LEISURE - 4.3%
        Cheesecake Factory, Inc.*................. 145,680     5,446,975
        International Game Technology............. 124,120     3,820,414
        RARE Hospitality International, Inc.*..... 115,100     3,497,889
        Station Casinos, Inc......................  25,500     1,728,900
                                                           -------------
                                                              14,494,178
                                                           -------------

        HOUSEHOLD DURABLES - 0.3%
        Tempur-Pedic International, Inc.*.........  99,800     1,147,700
                                                           -------------

        INSURANCE - 3.2%
        ACE, Ltd..................................  64,230     3,432,451
        Endurance Specialty Holdings, Ltd.........  77,300     2,771,205
        PartnerRe, Ltd............................  53,200     3,493,644
        Platinum Underwriters Holdings, Ltd.......  28,000       869,960
                                                           -------------
                                                              10,567,260
                                                           -------------

        INTERNET SOFTWARE & SERVICES - 0.7%
        Check Point Software Technologies, Ltd.*.. 118,850     2,388,885
                                                           -------------

        IT CONSULTING & SERVICES - 1.0%
        DST Systems, Inc.*........................  56,070     3,359,154
        Enterasys Networks, Inc.*.................   1,576        20,929
                                                           -------------
                                                               3,380,083
                                                           -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS MID CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                   SHARES    (NOTE 2)
      -------------------------------------------------------------------

      MACHINERY - 1.1%
      ITT Industries, Inc..........................  35,600 $   3,660,392
                                                            -------------
      MEDIA - 3.9%
      Citadel Broadcasting Co...................... 173,510     2,331,975
      Getty Images, Inc.*..........................  60,190     5,373,161
      Grupo Televisa S.A., (ADR)...................  54,960     4,424,280
      XM Satellite Radio Holdings, Inc., - Class A*  29,300       799,304
                                                            -------------
                                                               12,928,720
                                                            -------------
      METALS & MINING - 0.7%
      Aber Diamond.................................   4,500       165,380
      Precision Castparts Corp.....................  43,500     2,253,735
                                                            -------------
                                                                2,419,115
                                                            -------------
      OIL & GAS - 2.9%
      Amerada Hess Corp............................  28,600     3,627,052
      Smith International, Inc..................... 166,500     6,178,815
                                                            -------------
                                                                9,805,867
                                                            -------------
      PERSONAL PRODUCTS - 0.6%
      Estee Lauder Companies, Inc., - Class A......  64,700     2,166,156
                                                            -------------
      PHARMACEUTICALS - 4.2%
      Allergan, Inc................................  42,710     4,610,972
      Endo Pharmaceuticals Holdings, Inc.*.........  85,450     2,585,717
      Medicis Pharmaceutical Corp., - Class A...... 210,540     6,747,807
                                                            -------------
                                                               13,944,496
                                                            -------------
      RETAIL - MULTILINE - 1.3%
      99 Cents Only Stores *.......................  93,800       981,148
      Kohl's Corp.*................................  69,900     3,397,140
                                                            -------------
                                                                4,378,288
                                                            -------------
      RETAIL - SPECIALTY - 6.8%
      Aeropostale, Inc.*...........................  70,000     1,841,000
      Bed Bath & Beyond, Inc.*..................... 131,700     4,760,955
      Chico's FAS, Inc.*...........................  49,900     2,192,107
      Harman International Industries, Inc.........  33,500     3,277,975
      PETsMART, Inc................................ 235,620     6,046,009
      Urban Outfitters, Inc.*......................  90,400     2,288,024
      Williams-Sonoma, Inc.*.......................  58,300     2,515,645
                                                            -------------
                                                               22,921,715
                                                            -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 9.2%
      Analog Devices, Inc.......................... 197,740     7,092,934
      KLA-Tencor Corp.............................. 104,550     5,157,451

      -------------------------------------------------------------------
      SECURITY                                   SHARES/PAR    VALUE
      DESCRIPTION                                  AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
      Marvell Technology Group, Ltd.*........... $   87,910 $   4,930,872
      Novellus Systems, Inc.*...................     69,200     1,669,104
      PMC-Sierra, Inc.*.........................    430,010     3,315,377
      Tessera Technologies, Inc.*...............     61,500     1,589,775
      Xilinx, Inc...............................    286,770     7,229,472
                                                            -------------
                                                               30,984,985
                                                            -------------
      SOFTWARE - 6.8%
      Adobe Systems, Inc........................    136,000     5,026,560
      Amdocs, Ltd.*.............................    255,630     7,029,825
      Electronic Arts, Inc.*....................     86,800     4,540,508
      MICROS Systems, Inc.*.....................     35,300     1,705,696
      Symantec Corp.*...........................    265,058     4,638,515
                                                            -------------
                                                               22,941,104
                                                            -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 3.2%
      American Tower Corp., - Class A*..........    396,867    10,755,096
                                                            -------------
      TRADING COMPANIES & DISTRIBUTORS - 1.7%
      MSC Industrial Direct Co., Inc., - Class A     66,800     2,686,696
      W. W. Grainger, Inc.......................     41,100     2,922,210
                                                            -------------
                                                                5,608,906
                                                            -------------
      Total Common Stocks
      (Cost $284,979,731)                                     328,610,876
                                                            -------------

      SHORT-TERM INVESTMENT - 1.9%
      COMMERCIAL PAPER - 1.9%
      Morgan Stanley Dean Witter, 2.099%,
        due 01/03/06 (Cost - $6,244,543)........ $6,246,000     6,244,543
                                                            -------------

      TOTAL INVESTMENTS - 99.9%
      (Cost $291,224,274)                                     334,855,419

      Other Assets and Liabilities (net) - 0.1%                   180,772
                                                            -------------

      TOTAL NET ASSETS - 100.0%                             $ 335,036,191
                                                            =============

* Non-income producing security.

(a) Security is in default.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


             ------------------------------------------------------
             SECURITY                                     VALUE
             DESCRIPTION                        SHARES   (NOTE 2)
             ------------------------------------------------------

             COMMON STOCKS - 97.2%
             AEROSPACE & DEFENSE - 6.3%
             Lockheed Martin Corp.............. 33,900 $  2,157,057
             Northrop Grumman Corp............. 28,750    1,728,163
             United Technologies Corp.......... 19,340    1,081,299
                                                       ------------
                                                          4,966,519
                                                       ------------
             AIR FREIGHT & LOGISTICS - 0.2%
             CNF, Inc..........................  3,370      188,349
                                                       ------------
             AUTO COMPONENTS - 0.0%
             Johnson Controls, Inc.............    400       29,164
                                                       ------------
             BANKS - 11.1%
             Bank of America Corp.............. 72,378    3,340,245
             Mellon Financial Corp............. 22,130      757,953
             PNC Financial Services Group, Inc. 19,340    1,195,792
             SunTrust Banks, Inc............... 24,390    1,774,616
             UBS AG............................  7,600      723,039
             Wells Fargo & Co.................. 14,840      932,397
                                                       ------------
                                                          8,724,042
                                                       ------------
             BEVERAGES - 1.4%
             Coca-Cola Co......................  4,570      184,217
             Diageo Plc........................ 37,540      543,565
             PepsiCo, Inc......................  6,500      384,020
                                                       ------------
                                                          1,111,802
                                                       ------------
             BUILDING PRODUCTS - 2.4%
             Masco Corp........................ 53,700    1,621,203
             Sherwin-Williams Co...............  5,510      250,264
                                                       ------------
                                                          1,871,467
                                                       ------------
             CHEMICALS - 5.9%
             Air Liquide S.A...................    420       80,822
             Air Products & Chemicals, Inc..... 12,890      762,959
             Dow Chemical Co................... 16,340      716,019
             E.I. du Pont de Nemours & Co...... 19,210      816,425
             Nalco Holding Co.*................  9,910      175,506
             PPG Industries, Inc............... 17,230      997,617
             Praxair, Inc......................  5,170      273,803
             Syngenta AG*......................  6,380      793,285
                                                       ------------
                                                          4,616,436
                                                       ------------
             COMMUNICATIONS EQUIPMENT - 0.5%
             Cisco Systems, Inc.*.............. 21,360      365,683
                                                       ------------
             CONTAINERS & PACKAGING - 0.3%
             Smurfit-Stone Container Corp.*.... 16,670      236,214
                                                       ------------
             ELECTRIC UTILITIES - 5.7%
             Allegheny Energy, Inc.*...........  3,500      110,775
             Dominion Resources, Inc........... 26,730    2,063,556
             Entergy Corp......................  4,500      308,925
             Exelon Corp.......................  5,280      280,579
             FPL Group, Inc.................... 12,230      508,279
             PPL Corp.......................... 13,840      406,896

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          ELECTRIC UTILITIES - CONTINUED
          Public Service Enterprise Group, Inc...  6,120 $    397,617
          TXU Corp...............................  7,760      389,474
                                                         ------------
                                                            4,466,101
                                                         ------------
          ENERGY EQUIPMENT & SERVICES - 0.7%
          Emerson Electric Co....................  1,030       76,941
          Noble Corp.............................  6,770      477,556
                                                         ------------
                                                              554,497
                                                         ------------
          FINANCIAL - DIVERSIFIED - 11.0%
          American Express Co.................... 29,940    1,540,712
          Ameriprise Financial, Inc..............  4,380      179,580
          Fannie Mae............................. 22,460    1,096,273
          Franklin Resources, Inc................  4,300      404,243
          Freddie Mac............................ 13,340      871,769
          Goldman Sachs Group, Inc. (The)........ 24,060    3,072,703
          Lehman Brothers Holdings, Inc..........  4,670      598,554
          MBNA Corp.............................. 15,610      423,811
          Merrill Lynch & Co., Inc...............  6,740      456,500
                                                         ------------
                                                            8,644,145
                                                         ------------
          FOOD PRODUCTS - 3.9%
          Archer-Daniels-Midland Co.............. 20,806      513,076
          H.J. Heinz Co.......................... 16,220      546,938
          Kellogg Co............................. 25,930    1,120,695
          Nestle S.A.............................  1,564      467,434
          Sara Lee Corp.......................... 20,580      388,962
                                                         ------------
                                                            3,037,105
                                                         ------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
          Johnson & Johnson...................... 35,530    2,135,353
                                                         ------------
          HEALTH CARE PROVIDERS & SERVICES - 0.2%
          Baxter International, Inc..............  3,950      148,718
                                                         ------------
          HOUSEHOLD PRODUCTS - 0.7%
          Kimberly-Clark Corp....................  9,210      549,377
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 1.0%
          Cooper Industries, Ltd., - Class A.....  8,630      629,990
          Tyco International, Ltd................  6,880      198,557
                                                         ------------
                                                              828,547
                                                         ------------
          INSURANCE - 6.2%
          AFLAC, Inc.............................  1,640       76,129
          Allstate Corp. (The)................... 42,090    2,275,806
          Chubb Corp. (The)......................  7,200      703,080
          CIGNA Corp.............................  2,820      314,994
          Hartford Financial Services Group, Inc. 14,260    1,224,791
          Lincoln National Corp..................  4,690      248,711
                                                         ------------
                                                            4,843,511
                                                         ------------
          IT CONSULTING & SERVICES - 1.6%
          Accenture, Ltd., - Class A............. 43,540    1,257,000
                                                         ------------
          LEISURE EQUIPMENT & PRODUCTS - 0.4%
          Hasbro, Inc............................ 15,480      312,386
                                                         ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MFS VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


               --------------------------------------------------
               SECURITY                                 VALUE
               DESCRIPTION                    SHARES   (NOTE 2)
               --------------------------------------------------

               MACHINERY - 2.9%
               Deere & Co.................... 22,420 $  1,527,026
               Finning International, Inc....  2,930       93,332
               Illinois Tool Works, Inc......  7,310      643,207
                                                     ------------
                                                        2,263,565
                                                     ------------
               MEDIA - 2.7%
               Reed Elsevier Plc............. 52,070      488,616
               Tribune Co.................... 11,070      334,978
               Viacom, Inc. - Class B........ 29,590      964,634
               Walt Disney Co. (The)......... 13,720      328,869
                                                     ------------
                                                        2,117,097
                                                     ------------
               OIL & GAS - 10.7%
               Amerada Hess Corp.............  4,960      629,027
               BP Plc, (ADR)................. 15,950    1,024,309
               Chevron Corp.................. 11,074      628,671
               ConocoPhillips................ 29,150    1,695,947
               Devon Energy Corp.............  9,830      614,768
               EOG Resources, Inc............  9,250      678,673
               Exxon Mobil Corp.............. 24,120    1,354,820
               Total S.A., (ADR)............. 14,140    1,787,296
                                                     ------------
                                                        8,413,511
                                                     ------------
               PAPER & FOREST PRODUCTS - 1.1%
               Bowater, Inc..................  3,800      116,736
               International Paper Co........ 23,190      779,416
                                                     ------------
                                                          896,152
                                                     ------------
               PHARMACEUTICALS - 3.9%
               Abbott Laboratories........... 19,430      766,125
               Eli Lilly & Co................  2,670      151,095
               Merck & Co., Inc.............. 36,510    1,161,383
               Wyeth......................... 21,130      973,459
                                                     ------------
                                                        3,052,062
                                                     ------------
               RETAIL - SPECIALTY - 1.9%
               Gap, Inc. (The)............... 45,020      794,153
               Lowe's Cos., Inc..............  6,300      419,958
               TJX Cos., Inc................. 13,590      315,695
                                                     ------------
                                                        1,529,806
                                                     ------------

        ---------------------------------------------------------------
        SECURITY                               SHARES/PAR    VALUE
        DESCRIPTION                              AMOUNT     (NOTE 2)
        ---------------------------------------------------------------

        ROAD & RAIL - 1.6%
        Burlington Northern Santa Fe Corp.....     14,200 $  1,005,644
        Norfolk Southern Corp.................      5,360      240,289
                                                          ------------
                                                             1,245,933
                                                          ------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
        Analog Devices, Inc...................      9,480      340,048
                                                          ------------
        SOFTWARE - 0.9%
        Oracle Corp.*.........................     37,320      455,677
        Symantec Corp.*.......................     15,630      273,525
                                                          ------------
                                                               729,202
                                                          ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.6%
        Sprint Nextel Corp....................     75,680    1,767,885
        Verizon Communications, Inc...........     36,660    1,104,199
                                                          ------------
                                                             2,872,084
                                                          ------------
        TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
        Vodafone Group Plc....................    451,210      973,217
                                                          ------------
        TOBACCO - 3.5%
        Altria Group, Inc.....................     36,400    2,719,808
                                                          ------------
        TRADING COMPANIES & DISTRIBUTORS - 0.6%
        W. W. Grainger, Inc...................      6,250      444,375
                                                          ------------
        Total Common Stocks
        (Cost $68,274,554)                                  76,483,276
                                                          ------------
        SHORT-TERM INVESTMENT - 2.8%
        COMMERCIAL PAPER - 2.8%
        AIG Funding, Inc. 2.000%, due 01/03/06
          (Cost - $2,181,515)................. $2,182,000    2,181,515
                                                          ------------

        TOTAL INVESTMENTS - 100.0%
        (Cost $70,456,069)                                  78,664,791

        Other Assets and Liabilities (net) - 0.0%               (7,037)
                                                          ------------

        TOTAL NET ASSETS - 100.0%                         $ 78,657,754
                                                          ============

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MONDRIAN INTERNATIONAL STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 98.5%
        AUSTRALIA - 8.2%
        Coles Myer, Ltd.........................   264,800 $   1,984,855
        National Australia Bank, Ltd............   281,867     6,704,620
        Telstra Corp., Ltd...................... 1,740,014     5,020,307
        Wesfarmers, Ltd.........................   112,321     3,048,564
                                                           -------------
                                                              16,758,346
                                                           -------------
        BELGIUM - 3.2%
        Fortis..................................   202,500     6,448,235
                                                           -------------
        FINLAND - 1.4%
        UPM-Kymmene OYJ.........................   141,500     2,774,865
                                                           -------------
        FRANCE - 9.0%
        Compagnie de Saint-Gobain...............    60,300     3,588,215
        Societe Generale........................    54,400     6,693,287
        Suez S.A................................    34,800     1,083,003
        Total S.A...............................    27,639     6,945,328
                                                           -------------
                                                              18,309,833
                                                           -------------
        GERMANY - 6.9%
        Bayer AG................................   139,100     5,813,047
        RWE AG..................................   111,817     8,282,476
                                                           -------------
                                                              14,095,523
                                                           -------------
        HONG KONG - 1.1%
        HongKong Electric Holdings, Ltd.........   434,000     2,152,214
                                                           -------------
        ITALY - 3.0%
        Banca Intesa SpA........................ 1,165,600     6,176,858
                                                           -------------
        JAPAN - 18.5%
        Canon, Inc..............................   121,500     7,111,893
        KDDI Corp...............................     1,393     8,035,630
        Matsushita Electric Industrial Co., Ltd.   338,000     6,523,159
        Nintendo Co., Ltd.......................     6,600       797,845
        Takeda Pharmaceutical Co., Ltd..........   125,100     6,770,767
        Toyota Motor Corp.......................   162,600     8,441,737
                                                           -------------
                                                              37,681,031
                                                           -------------
        NETHERLANDS - 6.0%
        ING Groep NV............................   231,800     8,042,778
        Reed Elsevier NV........................   302,130     4,221,831
                                                           -------------
                                                              12,264,609
                                                           -------------
        SINGAPORE - 2.1%
        Overseas-Chinese Banking Corp., Ltd..... 1,048,320     4,223,284
                                                           -------------
        SOUTH KOREA - 1.2%
        POSCO (ADR).............................    48,000     2,376,480
                                                           -------------
        SPAIN - 9.4%
        Banco Santander Central Hispano S.A.....   514,400     6,792,050
        Iberdrola S.A...........................   190,845     5,218,308
        Telefonica S.A..........................   478,364     7,199,943
                                                           -------------
                                                              19,210,301
                                                           -------------

       ------------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       ------------------------------------------------------------------

       UNITED KINGDOM - 28.5%
       Aviva Plc................................    584,600 $  7,083,296
       Boots Group Plc..........................    155,800    1,619,982
       BP Plc...................................    602,300    6,407,535
       GlaxoSmithKline Plc......................    291,146    7,350,554
       HBOS Plc.................................    448,200    7,649,069
       Lloyds TSB Group Plc.....................    801,100    6,725,720
       Rio Tinto Plc............................    144,771    6,605,924
       Royal Dutch Shell Plc, - Class A.........    242,039    7,389,130
       Unilever Plc.............................    713,382    7,068,202
                                                            ------------
                                                              57,899,412
                                                            ------------
       Total Common Stocks
       (Cost $178,102,516)                                   200,370,991
                                                            ------------
       WARRANT - 0.0%
       FRANCE - 0.0%
       Suez Lyonn Eaux*
         (Cost - $624)..........................     34,800          412
                                                            ------------

       SHORT-TERM INVESTMENT - 1.6%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 12/30/05 at 2.000% to
         be repurchased at $3,307,735 on
         01/03/06 collateralized by $3,015,000
         U.S. Treasury Bond 5.250% due 02/15/29
         with a value of $3,374,014 2.000%, due
         01/03/06 (Cost - $3,307,000)........... $3,307,000    3,307,000
                                                            ------------

       TOTAL INVESTMENTS - 100.1%
       (Cost $181,410,140)                                   203,678,403

       Other Assets and Liabilities (net) - (0.1)%              (160,463)
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $203,517,940
                                                            ============

* Non-income producing security.

Abbreviations used in this schedule:

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
MONDRIAN INTERNATIONAL STOCK PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



Summary of Total Common Stock by Industry Classification 12/31/2005

                                                    VALUE   PERCENT OF
          INDUSTRY                                  (000)   NET ASSETS
          ------------------------------------------------------------
          Automobiles............................. $  8,442     4.1%
          Banks...................................   44,965    22.1
          Building Products.......................    3,588     1.8
          Chemicals...............................    5,813     2.9
          Electric Utilities......................    7,371     3.6
          Financial - Diversified.................   14,491     7.1
          Food & Drug Retailing...................    3,605     1.8
          Food Products...........................    7,068     3.5
          Household Durables......................    7,321     3.6
          Industrial - Diversified................    3,049     1.5
          Insurance...............................    7,083     3.5
          Media...................................    4,222     2.1
          Metals & Mining.........................    8,982     4.4
          Office Furnishing & Supplies............    7,112     3.5
          Oil & Gas...............................   30,107    14.8
          Paper & Forest Products.................    2,775     1.4
          Pharmaceuticals.........................   14,121     6.9
          Telecommunication Services - Diversified   12,220     6.0
          Telecommunication Services - Wireless...    8,036     3.9
                                                   --------    ----
          Total................................... $200,371    98.5%
                                                   ========    ====

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


              ---------------------------------------------------
              SECURITY                                  VALUE
              DESCRIPTION                     SHARES   (NOTE 2)
              ---------------------------------------------------

              COMMON STOCKS - 97.8%
              AEROSPACE & DEFENSE - 2.7%
              General Dynamics Corp..........  4,133 $    471,369
              Rockwell Automation, Inc.......  2,829      167,363
              United Technologies Corp....... 11,400      637,374
                                                     ------------
                                                        1,276,106
                                                     ------------
              AIRLINES - 0.5%
              Southwest Airlines Co.......... 14,952      245,661
                                                     ------------
              AUTO COMPONENTS - 1.3%
              Johnson Controls, Inc..........  8,203      598,081
                                                     ------------
              AUTOMOBILES - 1.0%
              Ford Motor Co.................. 57,392      443,066
                                                     ------------
              BANKS - 6.7%
              Bank of America Corp...........  5,897      272,146
              Compass Bancshares, Inc........    966       46,648
              First Horizon National Corp....  4,942      189,970
              National City Corp............. 17,572      589,892
              SunTrust Banks, Inc............  7,496      545,409
              U.S. Bancorp................... 15,946      476,626
              Wachovia Corp..................  4,852      256,477
              Wells Fargo & Co...............  7,926      497,991
              Zions Bancorp..................  2,889      218,293
                                                     ------------
                                                        3,093,452
                                                     ------------
              BEVERAGES - 1.3%
              PepsiCo, Inc................... 10,026      592,336
                                                     ------------
              BIOTECHNOLOGY - 0.2%
              Amgen, Inc.*...................  1,077       84,932
                                                     ------------
              CHEMICALS - 2.5%
              Air Products & Chemicals, Inc..  3,224      190,829
              Dow Chemical Co................  6,456      282,902
              E.I. du Pont de Nemours & Co...  6,052      257,210
              Ecolab, Inc....................  4,278      155,163
              PPG Industries, Inc............  2,617      151,524
              Praxair, Inc...................  1,926      102,001
                                                     ------------
                                                        1,139,629
                                                     ------------
              COMMERCIAL SERVICES & SUPPLIES - 1.0%
              Automatic Data Processing, Inc.  6,616      303,608
              Fiserv, Inc.*..................  3,587      155,210
                                                     ------------
                                                          458,818
                                                     ------------
              COMMUNICATIONS EQUIPMENT - 2.8%
              Cisco Systems, Inc.*........... 13,008      222,697
              Motorola, Inc.................. 28,890      652,625
              Nokia Oyj, (ADR)............... 23,691      433,545
                                                     ------------
                                                        1,308,867
                                                     ------------

              COMPUTERS & PERIPHERALS - 2.4%
              Dell, Inc.*.................... 10,939      328,061
              EMC Corp.*.....................  3,602       49,059

            -------------------------------------------------------
            SECURITY                                      VALUE
            DESCRIPTION                         SHARES   (NOTE 2)
            -------------------------------------------------------

            COMPUTERS & PERIPHERALS - CONTINUED
            Hewlett-Packard Co................. 16,428 $    470,334
            Sun Microsystems, Inc.*............ 65,496      274,428
                                                       ------------
                                                          1,121,882
                                                       ------------
            ELECTRIC UTILITIES - 1.3%
            Consolidated Edison, Inc...........  4,873      225,766
            Exelon Corp........................    964       51,227
            PG&E Corp..........................  1,239       45,991
            Southern Co........................  7,790      268,989
                                                       ------------
                                                            591,973
                                                       ------------
            ENERGY - 0.0%
            Aqua America, Inc..................      1           18
                                                       ------------
            ENERGY EQUIPMENT & SERVICES - 0.8%
            Emerson Electric Co................  3,581      267,501
            Weatherford International, Ltd.*...  3,345      121,089
                                                       ------------
                                                            388,590
                                                       ------------
            FINANCIAL - DIVERSIFIED - 7.8%
            American Express Co................  6,994      359,911
            Ameriprise Financial, Inc..........  1,398       57,318
            Citigroup, Inc.....................  6,187      300,255
            Federated Investors, Inc. - Class B  6,653      246,427
            Golden West Financial Corp.........  3,247      214,302
            Merrill Lynch & Co., Inc...........  6,562      444,444
            State Street Corp.................. 10,589      587,054
            T. Rowe Price Group, Inc........... 12,979      934,878
            Washington Mutual, Inc............. 11,280      490,680
                                                       ------------
                                                          3,635,269
                                                       ------------
            FOOD & DRUG RETAILING - 3.7%
            CVS Corp...........................  7,542      199,260
            Hershey Co.........................  7,147      394,872
            Sysco Corp......................... 11,327      351,703
            Walgreen Co........................ 17,544      776,497
                                                       ------------
                                                          1,722,332
                                                       ------------
            FOOD PRODUCTS - 2.6%
            Campbell Soup Co................... 11,492      342,117
            General Mills, Inc.................  6,230      307,264
            H.J. Heinz Co......................  9,791      330,152
            Kellogg Co.........................  1,035       44,733
            Sara Lee Corp...................... 10,247      193,668
                                                       ------------
                                                          1,217,934
                                                       ------------
            HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
            Becton, Dickinson & Co............. 10,048      603,684
            Biomet, Inc........................  6,444      235,657
            C.R. Bard, Inc.....................  2,581      170,139
            Johnson & Johnson.................. 13,618      818,442
            Medtronic, Inc.....................  3,431      197,523
            St. Jude Medical, Inc.*............  1,945       97,639
            Stryker Corp.......................  2,991      132,890
                                                       ------------
                                                          2,255,974
                                                       ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          -----------------------------------------------------------

          HOUSEHOLD PRODUCTS - 1.3%
          Clorox Co..............................  1,917 $    109,058
          Colgate-Palmolive Co...................  8,881      487,123
                                                         ------------
                                                              596,181
                                                         ------------
          INDUSTRIAL - DIVERSIFIED - 1.1%
          3M Co..................................    752       58,280
          General Electric Co.................... 13,038      456,982
                                                         ------------
                                                              515,262
                                                         ------------
          INSURANCE - 2.7%
          ACE, Ltd...............................  1,864       99,612
          Axis Capital Holdings, Ltd.............  3,716      116,237
          Chubb Corp. (The)......................  7,229      705,912
          Hartford Financial Services Group, Inc.  1,199      102,982
          SAFECO Corp............................  4,302      243,063
                                                         ------------
                                                            1,267,806
                                                         ------------
          IT CONSULTING & SERVICES - 0.5%
          DST Systems, Inc.*.....................  3,693      221,248
                                                         ------------
          MACHINERY - 3.9%
          Caterpillar, Inc.......................  8,587      496,071
          Deere & Co.............................  8,525      580,638
          PACCAR, Inc............................  8,746      605,485
          Parker Hannifin Corp...................  1,602      105,668
                                                         ------------
                                                            1,787,862
                                                         ------------
          MEDIA - 6.5%
          Gannett Co., Inc.......................  6,551      396,794
          McGraw-Hill Cos., Inc.................. 20,725    1,070,032
          Omnicom Group, Inc.....................  5,800      493,754
          Reed Elsevier NV, (ADR)................ 32,097      896,790
          Walt Disney Co. (The)..................  6,935      166,232
                                                         ------------
                                                            3,023,602
                                                         ------------
          METALS & MINING - 4.1%
          Alcoa, Inc.............................  6,555      193,831
          BHP Billiton, Ltd., (ADR)..............  3,317      110,854
          Inco, Ltd..............................  9,326      406,334
          Newmont Mining Corp....................  1,574       84,052
          Rio Tinto Plc, (ADR)...................  6,081    1,111,546
                                                         ------------
                                                            1,906,617
                                                         ------------
          OFFICE FURNISHING & SUPPLIES - 1.0%
          Canon, Inc., (ADR).....................  8,131      478,347
                                                         ------------
          OIL & GAS - 7.4%
          Apache Corp............................  3,837      262,911
          Chevron Corp........................... 16,470      935,002
          ConocoPhillips.........................  8,718      507,213
          Exxon Mobil Corp....................... 10,784      605,737
          KeySpan Corp...........................  6,929      247,296
          Occidental Petroleum Corp..............  5,677      453,479
          Pioneer Natural Resources Co...........  8,353      428,259
                                                         ------------
                                                            3,439,897
                                                         ------------

         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         PAPER & FOREST PRODUCTS - 0.4%
         MeadWestvaco Corp.........................  5,896 $    165,265
                                                           ------------
         PERSONAL PRODUCTS - 0.2%
         Estee Lauder Companies, Inc. - Class A....  2,948       98,699
                                                           ------------
         PHARMACEUTICALS - 7.3%
         Abbott Laboratories.......................  9,656      380,736
         Barr Pharmaceuticals, Inc.*...............  7,384      459,949
         Bristol-Myers Squibb Co................... 11,150      256,227
         Eli Lilly & Co............................  6,270      354,819
         Merck & Co., Inc..........................  8,525      271,180
         Novartis AG, (ADR)........................  7,864      412,703
         Pfizer, Inc...............................  9,704      226,297
         Roche Holding AG, (ADR)...................  5,011      375,079
         Schering-Plough Corp...................... 24,861      518,352
         Teva Pharmaceutical Industries, Ltd. (ADR)  3,544      152,428
                                                           ------------
                                                              3,407,770
                                                           ------------
         RETAIL - MULTILINE - 0.9%
         Costco Wholesale Corp.....................  1,928       95,378
         Federated Department Stores, Inc..........  4,669      309,667
                                                           ------------
                                                                405,045
                                                           ------------
         RETAIL - SPECIALTY - 4.7%
         Barnes & Noble, Inc.......................  3,958      168,888
         GameStop Corp. - Class B*.................  1,681       48,581
         Gap, Inc. (The)...........................  7,882      139,039
         Home Depot, Inc. (The)....................  2,315       93,711
         Lowe's Cos., Inc..........................  6,557      437,090
         Nordstrom, Inc............................  6,095      227,953
         Staples, Inc..............................  6,357      144,367
         Target Corp............................... 17,129      941,581
                                                           ------------
                                                              2,201,210
                                                           ------------
         ROAD & RAIL - 3.3%
         Burlington Northern Santa Fe Corp.........  6,950      492,199
         Norfolk Southern Corp..................... 23,080    1,034,676
                                                           ------------
                                                              1,526,875
                                                           ------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.2%
         Applied Materials, Inc....................  8,964      160,814
         Freescale Semiconductor, Inc. - Class B*..  3,187       80,217
         Intel Corp................................ 23,894      596,394
         Texas Instruments, Inc.................... 20,852      668,724
                                                           ------------
                                                              1,506,149
                                                           ------------
         SOFTWARE - 2.1%
         Adobe Systems, Inc........................ 12,024      444,407
         Microsoft Corp............................ 20,155      527,053
                                                           ------------
                                                                971,460
                                                           ------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 3.5%
         ALLTEL Corp...............................  3,308      208,735
         AT&T, Inc.*............................... 27,697      678,300
         BellSouth Corp............................ 20,011      542,298
         Verizon Communications, Inc...............  6,467      194,786
                                                           ------------
                                                              1,624,119
                                                           ------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER FUND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                     SHARES/PAR    VALUE
      DESCRIPTION                                    AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      TEXTILES, APPAREL & LUXURY GOODS - 0.2%
      Liz Claiborne, Inc..........................     3,216  $    115,197
                                                              ------------
      Total Common Stocks
      (Cost $37,204,502)                                        45,433,531
                                                              ------------
      SHORT-TERM INVESTMENT - 2.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 1.300% to
        be repurchased at $990,143 on 01/03/06
        collateralized by $1,025,000 U.S. Treasury
        Note 4.000% due 11/15/12 with a value of
        $1,010,906 (Cost - $990,000)..............  $990,000       990,000
                                                              ------------

      TOTAL INVESTMENTS - 100.0%
      (Cost $38,194,502)                                        46,423,531

      Other Assets and Liabilities (net) - 0.0%                     22,331
                                                              ------------

      TOTAL NET ASSETS - 100.0%                               $ 46,445,862
                                                              ============

* Non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 97.6%
          BANKS - 7.8%
          City National Corp......................    950 $    68,818
          Hudson City Bancorp, Inc................  3,310      40,117
          KeyCorp.................................  2,325      76,562
          Marshall & Ilsley Corp..................  1,350      58,104
          Mellon Financial Corp...................  3,405     116,621
          North Fork Bancorporation, Inc..........  2,060      56,362
          Zions Bancorp...........................    830      62,715
                                                          -----------
                                                              479,299
                                                          -----------
          BEVERAGES - 1.4%
          Molson Coors Brewing Co. - Class B......  1,300      87,087
                                                          -----------
          BUILDING PRODUCTS - 1.2%
          American Standard Cos., Inc.............  1,800      71,910
                                                          -----------
          CHEMICALS - 5.0%
          Air Products & Chemicals, Inc...........  1,865     110,389
          Ashland, Inc............................  1,745     101,035
          International Flavors & Fragrances, Inc.  1,415      47,403
          PPG Industries, Inc.....................    870      50,373
                                                          -----------
                                                              309,200
                                                          -----------
          COMMERCIAL SERVICES & SUPPLIES - 4.1%
          CCE Spinco, Inc.*.......................    280       3,668
          Dun & Bradstreet Corp. (The)*...........    970      64,951
          R.R. Donnelley & Sons Co................  1,830      62,604
          Republic Services, Inc..................  3,225     121,099
                                                          -----------
                                                              252,322
                                                          -----------
          COMMUNICATIONS EQUIPMENT - 2.0%
          Scientific-Atlanta, Inc.................  1,290      55,560
          Tellabs, Inc.*..........................  6,090      66,381
                                                          -----------
                                                              121,941
                                                          -----------
          COMPUTERS & PERIPHERALS - 4.8%
          Imation Corp............................  1,770      81,544
          NCR Corp.*..............................  2,520      85,529
          Symbol Technologies, Inc................ 10,060     128,969
                                                          -----------
                                                              296,042
                                                          -----------
          CONTAINERS & PACKAGING - 1.9%
          Ball Corp...............................  2,860     113,599
                                                          -----------
          ELECTRIC UTILITIES - 6.3%
          Allegheny Energy, Inc.*.................  1,615      51,115
          Edison International....................  1,990      86,784
          Entergy Corp............................     50       3,433
          NRG Energy, Inc.*.......................  1,695      79,868
          NSTAR...................................  2,380      68,306
          PG&E Corp...............................  2,395      88,902
          Reliant Energy, Inc.*...................    660       6,811
                                                          -----------
                                                              385,219
                                                          -----------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.8%
          Xerox Corp.*............................  7,725     113,171
                                                          -----------

            --------------------------------------------------------
            SECURITY                                       VALUE
            DESCRIPTION                           SHARES  (NOTE 2)
            --------------------------------------------------------

            ENERGY - 1.5%
            Constellation Energy Group, Inc...... 1,555  $    89,568
                                                         -----------
            ENERGY EQUIPMENT & SERVICES - 1.9%
            Nabors Industries, Ltd.*.............   475       35,981
            Transocean, Inc.*....................   630       43,905
            Weatherford International, Ltd.*..... 1,000       36,200
                                                         -----------
                                                             116,086
                                                         -----------
            FINANCIAL - DIVERSIFIED - 7.1%
            A.G. Edwards, Inc.................... 1,270       59,512
            Bear Stearns Cos., Inc...............   860       99,356
            BISYS Group, Inc.*................... 5,520       77,335
            Federated Investors, Inc. - Class B.. 3,475      128,714
            Marsh & McLennan Cos., Inc........... 2,290       72,731
                                                         -----------
                                                             437,648
                                                         -----------
            FOOD & DRUG RETAILING - 2.9%
            CVS Corp............................. 2,225       58,785
            Safeway, Inc......................... 4,935      116,762
                                                         -----------
                                                             175,547
                                                         -----------
            FOOD PRODUCTS - 0.9%
            H.J. Heinz Co........................ 1,650       55,638
                                                         -----------
            HEALTH CARE EQUIPMENT & SUPPLIES - 2.6%
            Boston Scientific Corp.*............. 3,690       90,368
            IMS Health, Inc...................... 2,850       71,022
                                                         -----------
                                                             161,390
                                                         -----------
            HEALTH CARE PROVIDERS & SERVICES - 3.8%
            Laboratory Corp. of America Holdings* 1,695       91,275
            McKesson Corp........................   610       31,470
            Tenet Healthcare Corp.*.............. 8,580       65,723
            Triad Hospitals, Inc.*............... 1,125       44,134
                                                         -----------
                                                             232,602
                                                         -----------
            HOTELS, RESTAURANTS & LEISURE - 3.8%
            Expedia, Inc.*....................... 3,885       93,085
            Harrah's Entertainment, Inc..........   870       62,022
            Royal Caribbean Cruises, Ltd......... 1,710       77,053
                                                         -----------
                                                             232,160
                                                         -----------
            INSURANCE - 11.1%
            Assurant, Inc........................ 1,740       75,673
            CIGNA Corp...........................   760       84,892
            Genworth Financial, Inc. - Class A... 1,500       51,870
            Platinum Underwriters Holdings, Ltd.. 1,920       59,654
            PMI Group, Inc....................... 2,865      117,666
            SAFECO Corp.......................... 1,265       71,472
            UnumProvident Corp................... 3,980       90,545
            White Mountains Insurance Group, Ltd.   105       58,648
            Willis Group Holdings, Ltd........... 2,030       74,988
                                                         -----------
                                                             685,408
                                                         -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
PIONEER MID CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


             ------------------------------------------------------
             SECURITY                                     VALUE
             DESCRIPTION                         SHARES  (NOTE 2)
             ------------------------------------------------------

             LEISURE EQUIPMENT & PRODUCTS - 0.9%
             Eastman Kodak Co................... 2,420  $    56,628
                                                        -----------
             MACHINERY - 1.6%
             Deere & Co......................... 1,480      100,803
                                                        -----------
             MEDIA - 3.8%
             Clear Channel Communications, Inc.. 2,315       72,807
             Entercom Communications Corp.*..... 1,720       51,032
             Interpublic Group of Cos., Inc.*... 9,845       95,004
             Regal Entertainment Group - Class A   895       17,023
                                                        -----------
                                                            235,866
                                                        -----------
             METALS & MINING - 1.7%
             Freeport-McMoRan Copper & Gold,
               Inc. - Class B................... 1,060       57,028
             Novelis, Inc....................... 2,120       44,287
                                                        -----------
                                                            101,315
                                                        -----------
             OIL & GAS - 4.7%
             Apache Corp........................   755       51,733
             Devon Energy Corp.................. 1,160       72,546
             ENSCO International, Inc...........   820       36,367
             Occidental Petroleum Corp..........   960       76,685
             Tesoro Corp........................   820       50,471
                                                        -----------
                                                            287,802
                                                        -----------
             PHARMACEUTICALS - 2.2%
             Perrigo Co......................... 4,180       62,324
             Shire Pharmaceuticals Group Plc.... 1,930       74,865
                                                        -----------
                                                            137,189
                                                        -----------
             RETAIL - MULTILINE - 2.8%
             BJ's Wholesale Club, Inc.*......... 3,335       98,583
             Federated Department Stores, Inc... 1,135       75,284
                                                        -----------
                                                            173,867
                                                        -----------

      -------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      -------------------------------------------------------------------

      RETAIL - SPECIALTY - 2.1%
      Foot Locker, Inc...........................     5,480  $   129,273
                                                             -----------
      ROAD & RAIL - 0.8%
      Canadian National Railway Co...............       635       50,794
                                                             -----------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.3%
      CenturyTel, Inc............................       985       32,662
      Cincinnati Bell, Inc.*.....................    13,370       46,929
                                                             -----------
                                                                  79,591
                                                             -----------
      TEXTILES, APPAREL & LUXURY GOODS - 0.6%
      Liz Claiborne, Inc.........................     1,065       38,148
                                                             -----------
      TOBACCO - 1.2%
      UST, Inc...................................     1,745       71,248
                                                             -----------
      TRADING COMPANIES & DISTRIBUTORS - 2.0%
      W. W. Grainger, Inc........................     1,735      123,359
                                                             -----------
      Total Common Stocks
      (Cost $5,736,967)                                        6,001,720
                                                             -----------
      SHORT-TERM INVESTMENT - 3.3%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 1.300% to be
        repurchased at $202,029 on 01/03/06
        collateralized by $150,000 U.S. Treasury
        Bond 8.125% due 08/15/19 with a value of
        $208,688 (Cost - $202,000)...............  $202,000      202,000
                                                             -----------

      TOTAL INVESTMENTS - 100.9%
      (Cost $5,938,967)                                        6,203,720

      Other Assets and Liabilities (net) - (0.9%)                (53,605)
                                                             -----------

      TOTAL NET ASSETS - 100.0%                              $ 6,150,115
                                                             ===========

* Non-income producing security.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                             SHARES  (NOTE 2)
           ----------------------------------------------------------

           COMMON STOCKS - 97.0%
           AEROSPACE & DEFENSE - 2.5%
           Armor Holdings, Inc.*..................   216  $     9,212
           Ceradyne, Inc.*........................   738       32,324
           DRS Technologies, Inc..................   278       14,295
           Innovative Solutions & Support, Inc.*..   663        8,473
           K&F Industries Holdings, Inc.*.........   825       12,672
           World Fuel Services Corp............... 2,190       73,847
                                                          -----------
                                                              150,823
                                                          -----------
           AIR FREIGHT & LOGISTICS - 0.3%
           Hub Group, Inc. - Class A*.............   500       17,675
                                                          -----------
           AIRLINES - 0.4%
           SkyWest, Inc...........................   674       18,104
           WestJet Airlines Ltd.*.................   406        4,321
                                                          -----------
                                                               22,425
                                                          -----------
           AUTOMOBILES - 0.3%
           Thor Industries, Inc...................   373       14,946
                                                          -----------
           BANKS - 1.8%
           Accredited Home Lenders Holding Co.*...   125        6,198
           Boston Private Financial Holdings, Inc.   149        4,533
           Cascade Bancorp........................   196        4,510
           City Holding Co........................   131        4,709
           Corus Bankshares, Inc..................   153        8,609
           First Bancorp.......................... 1,028       12,757
           Frontier Financial Corp................   234        7,488
           Glacier Bancorp, Inc...................   374       11,239
           Hanmi Financial Corp...................   394        7,037
           Sandy Spring Bancorp, Inc..............   178        6,209
           TrustCo Bank Corp......................   915       11,364
           Virginia Commerce Bancorp, Inc.*.......   422       12,276
           Wilshire Bancorp, Inc..................   736       12,652
                                                          -----------
                                                              109,581
                                                          -----------
           BEVERAGES - 0.1%
           Hansen Natural Corp.*..................    61        4,807
                                                          -----------
           BIOTECHNOLOGY - 5.0%
           Abgenix, Inc.*......................... 1,239       26,651
           Alexion Pharmaceuticals, Inc.*......... 1,995       40,399
           Alkermes, Inc.*........................ 1,143       21,854
           Cotherix, Inc.*........................   589        6,255
           deCODE genetics, Inc.*.................   619        5,113
           Digene Corp.*..........................   422       12,310
           Geron Corp.*...........................   943        8,119
           LifeCell Corp.*........................   937       17,868
           Neurocrine Biosciences, Inc.*..........   700       43,911
           OraSure Technologies, Inc.*............   563        4,966
           PRA International*.....................   605       17,031
           Progenics Pharmaceuticals, Inc.*.......   400       10,004
           Serologicals Corp.*....................   335        6,613
           Tanox, Inc.*...........................   869       14,225

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          BIOTECHNOLOGY - CONTINUED
          Techne Corp.*............................   218  $    12,241
          United Therapeutics Corp.*...............   681       47,071
          ViaCell, Inc.*........................... 1,215        6,828
                                                           -----------
                                                               301,459
                                                           -----------
          BUILDING PRODUCTS - 0.4%
          Lennox International, Inc................   615       17,343
          Simpson Manufacturing Co., Inc...........   186        6,761
                                                           -----------
                                                                24,104
                                                           -----------
          CHEMICALS - 0.0%
          Westlake Chemical Corp...................    79        2,276
                                                           -----------
          COMMERCIAL SERVICES & SUPPLIES - 6.2%
          Aleris Intlernational, Inc.*.............   447       14,411
          Barrett Business Services, Inc.*.........   495       12,370
          Bright Horizons Family Solutions, Inc.*..   246        9,114
          Cogent, Inc.*............................   425        9,639
          CoStar Group, Inc.*...................... 1,370       59,143
          CSG Systems International, Inc.*.........   390        8,705
          eFunds Corp.*............................   700       16,408
          FTI Consulting, Inc.*....................   427       11,717
          Gevity HR, Inc...........................   298        7,664
          Headwaters, Inc.*........................   551       19,527
          Heartland Payment Systems, Inc.*.........   865       18,736
          Heidrick & Struggles International, Inc.*    54        1,731
          Huron Consulting Group, Inc.*............   740       17,753
          Intermap Technologies Corp.*............. 4,462       19,135
          John H. Harland Co.......................   164        6,166
          Kforce, Inc.*............................ 1,131       12,622
          Labor Ready, Inc.*.......................   707       14,720
          LECG Corp.*..............................   602       10,463
          Mobile Mini, Inc.*.......................   165        7,821
          MoneyGram International, Inc.............   358        9,337
          Navigant Consulting, Inc.*............... 1,100       24,178
          On Assignment, Inc.*..................... 1,395       15,219
          Resources Connection, Inc.*..............   878       22,881
          Sotheby's Holdings, Inc. - Class A*......   859       15,771
          Waste Services, Inc.*.................... 2,610        8,691
                                                           -----------
                                                               373,922
                                                           -----------
          COMMUNICATIONS EQUIPMENT - 1.9%
          ADTRAN, Inc..............................   613       18,231
          Arris Group, Inc.*....................... 2,961       28,041
          Avocent Corp.*...........................   557       15,145
          CommScope, Inc.*.........................   701       14,111
          Comtech Telecommunications Corp.*........   138        4,215
          Emulex Corp.*............................   688       13,615
          Ixia*.................................... 1,130       16,701
          Tekelec*.................................   507        7,047
                                                           -----------
                                                               117,106
                                                           -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          COMPUTERS & PERIPHERALS - 1.0%
          Intergraph Corp.*........................   436  $    21,717
          Mercury Computer Systems, Inc.*..........   359        7,406
          Palm, Inc.*..............................   441       14,024
          Presstek, Inc.*..........................   323        2,920
          TransAct Technologies, Inc.*............. 1,580       12,482
                                                           -----------
                                                                58,549
                                                           -----------
          CONSTRUCTION & ENGINEERING - 0.4%
          Perini Corp.*............................   409        9,877
          Walter Industries, Inc...................   248       12,331
                                                           -----------
                                                                22,208
                                                           -----------
          CONSTRUCTION MATERIALS - 0.2%
          Eagle Materials, Inc.....................   102       12,481
                                                           -----------
          CONTAINERS & PACKAGING - 1.3%
          Jarden Corp.*............................ 2,259       68,109
          Silgan Holdings, Inc.....................   338       12,208
                                                           -----------
                                                                80,317
                                                           -----------
          ELECTRIC UTILITIES - 0.1%
          Ormat Technologies, Inc..................   186        4,862
                                                           -----------
          ELECTRICAL EQUIPMENT - 1.1%
          Directed Electronics, Inc.*.............. 1,250       17,938
          General Cable Corp.*.....................   784       15,445
          Metrologic Instruments, Inc.*............   700       13,482
          Paxar Corp.*.............................   369        7,243
          Regal-Beloit Corp........................   422       14,939
                                                           -----------
                                                                69,047
                                                           -----------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.4%
          Anixter International, Inc...............   363       14,201
          Hittite Microwave Corp.*.................   370        8,562
          Intevac, Inc.*........................... 1,100       14,520
          Itron, Inc.*.............................   337       13,493
          Optimal Group, Inc.*..................... 2,010       40,723
          Plexus Corp.*............................   188        4,275
          ScanSource, Inc.*........................   115        6,288
          ThermoGenesis Corp.*..................... 2,195       10,602
          Trimble Navigation Ltd.*.................   900       31,941
                                                           -----------
                                                               144,605
                                                           -----------
          ENERGY EQUIPMENT & SERVICES - 2.1%
          Basic Energy Services, Inc.*.............   515       10,274
          Cal Dive International, Inc.*............   882       31,655
          Global Industries Ltd.*..................   706        8,013
          Key Energy Services, Inc.*............... 1,335       17,983
          Oil States International, Inc.*..........   459       14,541
          Superior Energy Services, Inc.*..........   591       12,441
          TETRA Technologies, Inc.*................   539       16,450
          W-H Energy Services, Inc.*...............   441       14,588
                                                           -----------
                                                               125,945
                                                           -----------

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          FINANCIAL - DIVERSIFIED - 4.4%
          Advanta Corp. - Class B.................   358  $    11,614
          Affiliated Managers Group, Inc.*........   248       19,902
          Calamos Asset Management, Inc. - Class A   970       30,507
          CompuCredit Corp.*......................   421       16,200
          Euronet Worldwide, Inc.*................ 2,975       82,705
          First Cash Financial Services, Inc.*....   140        4,082
          Gladstone Capital Corp..................   317        6,778
          IntercontinentalExchange, Inc.*.........   395       14,358
          International Securities Exchange, Inc.* 1,510       41,555
          Jackson Hewitt Tax Service, Inc.........   565       15,656
          optionsXpress Holdings, Inc.............   715       17,553
          Portfolio Recovery Associates, Inc.*....   180        8,359
                                                          -----------
                                                              269,269
                                                          -----------
          FOOD & DRUG RETAILING - 0.6%
          Central European Distribution Corp.*....    44        1,766
          Flowers Foods, Inc......................   354        9,756
          Longs Drug Stores Corp..................   388       14,120
          Provide Commerce, Inc.*.................   357       11,820
                                                          -----------
                                                               37,462
                                                          -----------
          FOOD PRODUCTS - 0.3%
          Gold Kist, Inc.*........................   374        5,591
          TreeHouse Foods, Inc.*..................   665       12,449
                                                          -----------
                                                               18,040
                                                          -----------
          HEALTH CARE EQUIPMENT & SUPPLIES - 4.8%
          Advanced Medical Optics, Inc.*..........   186        7,775
          ArthroCare Corp.*.......................   190        8,007
          AtriCure, Inc.*.........................   440        4,686
          Biosite, Inc.*..........................   232       13,059
          Dexcom, Inc.*...........................   530        7,908
          Encore Medical Corp.*................... 1,425        7,054
          Foxhollow Technologies, Inc.*...........   755       22,491
          Greatbatch, Inc.*.......................   538       13,993
          I-Flow Corp.*........................... 2,155       31,506
          Illumina, Inc.*.........................   375        5,288
          Intuitive Surgical, Inc.*...............    98       11,492
          Kyphon, Inc.*...........................   393       16,046
          Mentor Corp.............................   270       12,442
          Molecular Devices Corp.*................   296        8,563
          Palomar Medical Technologies, Inc.*.....   481       16,854
          SeraCare Life Sciences, Inc.*........... 2,135       19,322
          STERIS Corp.............................   211        5,279
          Sybron Dental Specialties, Inc.*........   421       16,760
          Symmetry Medical, Inc.*.................   380        7,368
          Thoratec Corp.*......................... 1,114       23,049
          TriPath Imaging, Inc.*..................   962        5,811
          Ventana Medical Systems, Inc.*..........   155        6,564
          Wright Medical Group, Inc.*.............   955       19,482
                                                          -----------
                                                              290,799
                                                          -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                   SHARES  (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE PROVIDERS & SERVICES - 6.5%
        Advisory Board Co.*..........................    870 $    41,473
        Amedisys, Inc.*..............................     74       3,126
        Beverly Enterprises, Inc.*...................  1,346      15,708
        Centene Corp.*...............................  1,945      51,134
        ev3, Inc.*...................................    615       9,065
        First Horizon Pharmaceutical Corp.*..........    681      11,747
        Hythiam, Inc.*...............................  3,130      19,249
        LHC Group, Inc.*.............................  1,070      18,650
        Matria Healthcare, Inc.*.....................    372      14,419
        Odyssey HealthCare, Inc.*....................    797      14,856
        Omnicell, Inc.*..............................  2,905      34,715
        Per-Se Technologies, Inc.*...................    729      17,029
        PSS World Medical, Inc.*.....................  3,158      46,865
        Radiation Therapy Services, Inc.*............    795      28,071
        Sierra Health Services, Inc.*................    174      13,913
        Sunrise Senior Living, Inc.*.................     90       3,034
        United Surgical Partners International, Inc.*  1,277      41,056
        Ventiv Health, Inc.*.........................    561      13,251
                                                             -----------
                                                                 397,361
                                                             -----------
        HOTELS, RESTAURANTS & LEISURE - 3.1%
        Ambassadors Group, Inc.......................    567      12,979
        Bluegreen Corp.*.............................    707      11,171
        California Pizza Kitchen, Inc.*..............    472      15,090
        Century Casinos, Inc.*.......................  3,610      31,046
        Four Seasons Hotels, Inc.....................    305      15,174
        IHOP Corp....................................    300      14,073
        Mikohn Gaming Corp.*.........................  2,550      25,168
        Multimedia Games, Inc.*......................  1,157      10,702
        OneTravel Holdings, Inc.*....................  4,630       9,399
        Orient-Express Hotels, Ltd...................    935      29,471
        Papa John's International, Inc.*.............    278      16,488
                                                             -----------
                                                                 190,761
                                                             -----------
        HOUSEHOLD DURABLES - 0.8%
        Ethan Allen Interiors, Inc...................    335      12,237
        Knoll, Inc...................................    905      15,484
        Matthews International Corp. - Class A.......    107       3,896
        Stanley Furniture Co., Inc...................    215       4,984
        WCI Communities, Inc.*.......................    335       8,995
                                                             -----------
                                                                  45,596
                                                             -----------
        INSURANCE - 1.0%
        HealthExtras, Inc.*..........................  1,300      32,630
        ProAssurance Corp.*..........................    162       7,880
        Selective Insurance Group, Inc...............    236      12,531
        U.S.I. Holdings Corp.*.......................    525       7,229
                                                             -----------
                                                                  60,270
                                                             -----------
        INTERNET & CATALOG RETAIL - 2.8%
        Baby Universe, Inc.*.........................    180       1,509
        Blue Nile, Inc.*.............................    745      30,031
        DrugMax, Inc.*............................... 15,175      18,210

            --------------------------------------------------------
            SECURITY                                       VALUE
            DESCRIPTION                           SHARES  (NOTE 2)
            --------------------------------------------------------

            INTERNET & CATALOG RETAIL - CONTINUED
            Insight Enterprises, Inc.*........... 1,002  $    19,649
            NetFlix, Inc.*.......................   655       17,724
            Submarino SA*........................ 2,280       40,514
            ValueVision Media, Inc.*............. 3,475       43,785
                                                         -----------
                                                             171,422
                                                         -----------
            INTERNET SOFTWARE & SERVICES - 5.4%
            Arbinet-thexchange, Inc.*............    34          238
            Blue Coat Systems, Inc.*.............   339       15,499
            CNET Networks, Inc.*................. 1,474       21,653
            DealerTrack Holdings, Inc.*..........   685       14,371
            Digital Insight Corp.*...............   500       16,010
            Digitas, Inc.*....................... 1,236       15,475
            EarthLink, Inc.*.....................   699        7,766
            eCollege.com, Inc.*..................   436        7,861
            Equinix, Inc.*.......................   965       39,334
            GSI Commerce, Inc.*.................. 1,725       26,030
            Infocrossing, Inc.*.................. 4,849       41,750
            j2 Global Communications, Inc.*......   196        8,377
            LivePerson, Inc.*.................... 5,825       32,678
            NETGEAR, Inc.*.......................   521       10,029
            TechTeam Global, Inc.*............... 1,490       14,960
            United Online, Inc...................   494        7,025
            ValueClick, Inc.*.................... 2,300       41,653
            WebEx Communications, Inc.*..........   371        8,025
                                                         -----------
                                                             328,734
                                                         -----------
            IT CONSULTING & SERVICES - 0.8%
            Anteon International Corp.*..........   390       21,197
            Covansys Corp.*......................   615        8,370
            Perot Systems Corp. - Class A*.......   541        7,650
            Workstream, Inc.*.................... 8,475       13,975
                                                         -----------
                                                              51,192
                                                         -----------
            LEISURE EQUIPMENT & PRODUCTS - 1.9%
            Leapfrog Enterprises, Inc.*..........   242        2,819
            Marvel Entertainment, Inc.*.......... 2,195       35,954
            Oakley, Inc..........................   651        9,563
            Polaris Industries, Inc..............   580       29,116
            RC2 Corp.*...........................   296       10,514
            WMS Industries, Inc.*................ 1,165       29,230
                                                         -----------
                                                             117,196
                                                         -----------
            MACHINERY - 1.8%
            Applied Industrial Technologies, Inc.   421       14,184
            JLG Industries, Inc..................   255       11,643
            Joy Global, Inc......................   126        5,040
            Lincoln Electric Holdings, Inc.......   308       12,215
            Manitowoc Co., Inc. (The)............   362       18,180
            Reliance Steel & Aluminum Co.........   354       21,636
            Terex Corp.*.........................   183       10,870
            Wabtec Corp..........................   655       17,620
                                                         -----------
                                                             111,388
                                                         -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


            --------------------------------------------------------
            SECURITY                                       VALUE
            DESCRIPTION                           SHARES  (NOTE 2)
            --------------------------------------------------------

            MARINE - 0.1%
            Kirby Corp.*.........................    108 $     5,634
                                                         -----------
            MEDIA - 2.6%
            Catalina Marketing Corp..............    600      15,210
            Genius Products, Inc.*............... 13,760      27,795
            Harris Interactive, Inc.*............  2,745      11,831
            Lions Gate Entertainment Corp.*......  5,585      42,893
            Playboy Enterprises, Inc. - Class B*.    840      11,668
            Sonic Solutions, Inc.*...............  1,725      26,065
            Thomas Nelson, Inc...................    527      12,990
            TiVo, Inc.*..........................  1,892       9,687
                                                         -----------
                                                             158,139
                                                         -----------
            METALS & MINING - 0.8%
            Allegheny Technologies, Inc..........    474      17,102
            Birch Mountain Resources, Ltd.*......  2,120      15,200
            Century Aluminum Co.*................    333       8,728
            Cleveland-Cliffs, Inc................     78       6,909
            Quanex Corp..........................     67       3,348
                                                         -----------
                                                              51,287
                                                         -----------
            OIL & GAS - 3.8%
            Bill Barrett Corp.*..................    285      11,004
            Callon Petroleum Co.*................    605      10,678
            Carrizo Oil & Gas, Inc.*.............    540      13,343
            Clayton Williams Energy, Inc.*.......    390      16,279
            Edge Petroleum Corp.*................    332       8,270
            Frontier Oil Corp....................    497      18,652
            Gasco Energy, Inc.*..................  2,195      14,333
            Helmerich & Payne, Inc...............    204      12,630
            Holly Corp...........................    121       7,123
            KCS Energy, Inc.*....................    784      18,989
            Remington Oil & Gas Corp.*...........    333      12,155
            Synenco Energy, Inc. - Class A*......    943      13,782
            W&T Offshore, Inc....................    386      11,348
            Western Oil Sands, Inc. - Class A*...  2,658      63,398
                                                         -----------
                                                             231,984
                                                         -----------
            PERSONAL PRODUCTS - 0.4%
            NBTY, Inc.*..........................    599       9,734
            Parlux Fragrances, Inc.*.............    400      12,212
                                                         -----------
                                                              21,946
                                                         -----------
            PHARMACEUTICALS - 3.5%
            Adams Respiratory Therapeutics, Inc.*    420      17,077
            Alpharma, Inc. - Class A.............    670      19,102
            Coley Pharmaceutical Group, Inc.*....    220       3,335
            Connetics Corp.*.....................    573       8,280
            Cubist Pharmaceuticals, Inc.*........  2,583      54,889
            Idenix Pharmaceuticals, Inc.*........    401       6,861
            K-V Pharmaceutical Co. - Class A*....    850      17,510
            Kos Pharmaceuticals, Inc.*...........    202      10,449
            MGI Pharma, Inc.*....................  1,375      23,595

           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                             SHARES  (NOTE 2)
           ----------------------------------------------------------

           PHARMACEUTICALS - CONTINUED
           MWI Veterinary Supply, Inc.*...........   385  $     9,937
           New River Pharmaceuticals, Inc.*.......   300       15,564
           Pharmion Corp.*........................   655       11,639
           Renovis, Inc.*.........................   263        4,024
           Salix Pharmaceuticals, Ltd.*...........   670       11,779
                                                          -----------
                                                              214,041
                                                          -----------
           REAL ESTATE - 1.8%
           Alexandria Real Estate Equities, Inc...    57        4,589
           American Home Mortgage Investment Corp.
             (REIT)...............................   192        6,253
           Brookfield Homes Corp..................   166        8,255
           Corrections Corporation of America*....    90        4,047
           Digital Realty Trust, Inc. (REIT)......   615       13,918
           Jones Lang LaSalle, Inc................   608       30,613
           Kilroy Realty Corp. (REIT).............   261       16,156
           RAIT Investment Trust (REIT)...........   421       10,912
           Sovran Self Storage, Inc. (REIT).......   240       11,273
                                                          -----------
                                                              106,016
                                                          -----------
           RETAIL - SPECIALTY - 3.6%
           Aaron Rents, Inc.......................   554       11,679
           America's Car-Mart, Inc.*..............   380        6,278
           Charlotte Russe Holding, Inc.*.........   210        4,374
           Children's Place Retail Stores, Inc.*..   341       16,852
           Guitar Center, Inc.*...................   178        8,902
           Gymboree Corp. (The)*.................. 2,228       52,135
           Hughes Supply, Inc.....................   122        4,374
           Jos. A. Bank Clothiers, Inc.*..........   390       16,930
           Pacific Sunwear of California, Inc.*...   900       22,428
           Rush Enterprises, Inc. Class A*........   189        2,812
           Select Comfort Corp.*..................   674       18,434
           Sports Authority, Inc.*................   371       11,549
           Talbots, Inc. (The)....................   210        5,842
           Under Armour, Inc. - Class A*..........   145        5,555
           Zumiez, Inc.*..........................   765       33,063
                                                          -----------
                                                              221,207
                                                          -----------
           ROAD & RAIL - 1.4%
           Genesee & Wyoming, Inc. - Class A*.....   318       11,941
           Landstar System, Inc...................   173        7,221
           Old Dominion Freight Line, Inc.*.......   507       13,679
           Pacer International, Inc............... 1,492       38,881
           Sirva, Inc.*........................... 1,282       10,256
                                                          -----------
                                                               81,978
                                                          -----------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 3.3%
           Cohu, Inc..............................   527       12,052
           Cymer, Inc.*...........................   521       18,501
           Diodes, Inc.*..........................   509       15,804
           DSP Group, Inc.*.......................   563       14,109
           FormFactor, Inc.*......................   310        7,573

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                     SHARES  (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
       Kulicke & Soffa Industries, Inc.*..............   732  $     6,471
       Microsemi Corp.*...............................   764       21,132
       Microtune, Inc.*...............................   729        3,040
       MIPS Technologies, Inc.*....................... 1,420        8,066
       MKS Instruments, Inc.*.........................   350        6,262
       ON Semiconductor Corp.*........................ 2,401       13,278
       PortalPlayer, Inc.*............................   519       14,698
       Rudolph Technologies, Inc.*.................... 1,095       14,104
       Silicon Storage Technology, Inc.*..............   743        3,752
       Sunpower Corp.*................................    90        3,059
       Supertex, Inc.*................................   218        9,646
       Varian Semiconductor Equipment Associates,
         Inc.*........................................   359       15,771
       Zoran Corp.*...................................   915       14,832
                                                              -----------
                                                                  202,150
                                                              -----------
       SOFTWARE - 9.1%
       Advent Software, Inc.*.........................   500       14,455
       American Reprographics Co.*.................... 1,040       26,426
       Blackbaud, Inc................................. 1,435       24,510
       Cerner Corp.*..................................   234       21,273
       Dendrite International, Inc.*..................   803       11,571
       Emageon, Inc.*.................................   655       10,415
       Epicor Software Corp.*......................... 1,179       16,659
       EPIQ Systems, Inc.*............................   700       12,978
       Inter-Tel, Inc.................................   558       10,920
       Intervoice, Inc.*..............................   518        4,123
       MapInfo Corp.*.................................   901       11,362
       Mentor Graphics Corp.*.........................   962        9,947
       Merge Technologies, Inc.*......................   497       12,445
       MICROS Systems, Inc.*..........................   670       32,374
       Microstrategy, Inc. - Class A*.................   192       15,886
       MRO Software, Inc.*............................   598        8,396
       Open Solutions, Inc.*.......................... 1,645       37,703
       Progress Software Corp.*.......................   395       11,210
       Quest Software, Inc.*.......................... 2,601       37,949
       Secure Computing Corp.*........................   674        8,263
       TALX Corp...................................... 2,212      101,111
       THQ, Inc.*.....................................   738       17,601
       Transaction Systems Architects, Inc. - Class A*   521       15,000
       Ultimate Software Group, Inc.*................. 3,245       61,882
       Vocus, Inc.*...................................   505        5,262
       Wind River Systems, Inc.*......................   965       14,253
                                                              -----------
                                                                  553,974
                                                              -----------

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
          Golden Telecom, Inc......................   248  $     6,438
          Premiere Global Services, Inc.*..........   866        7,041
                                                           -----------
                                                                13,479
                                                           -----------

          TELECOMMUNICATION SERVICES - WIRELESS - 0.7%
          Dobson Communications Corp. - Class A*... 1,130        8,475
          Syniverse Holdings, Inc.*................   351        7,336
          UbiquiTel, Inc.*......................... 2,545       25,170
                                                           -----------
                                                                40,981
                                                           -----------
          TEXTILES, APPAREL & LUXURY GOODS - 3.4%
          Carter's, Inc.*.......................... 1,149       67,619
          Deckers Outdoor Corp.*...................   359        9,916
          Oxford Industries, Inc...................   219       11,979
          Phillips-Van Heusen Corp.................   437       14,159
          Quiksilver, Inc.*........................ 4,730       65,463
          Volcom, Inc.*............................ 1,125       38,261
                                                           -----------
                                                               207,397
                                                           -----------
          TRADING COMPANIES & DISTRIBUTORS - 0.6%
          Beacon Roofing Supply, Inc.*.............   675       19,393
          Navarre Corp.*...........................   391        2,162
          WESCO International, Inc.*...............   366       15,639
                                                           -----------
                                                                37,194
                                                           -----------
          Total Common Stocks
          (Cost $5,439,514)                                  5,894,035
                                                           -----------

          PREFERRED STOCK - 0.5%
          TRANSPORTATION - 0.5%
          All America Latina Logistica SA
            (Cost - $26,409).......................   700       29,897
                                                           -----------

          TOTAL INVESTMENTS - 97.5%
          (Cost $5,465,923)                                  5,923,932

          Other Assets and Liabilities (net) - 2.5%            151,037
                                                           -----------

          TOTAL NET ASSETS - 100.0%                        $ 6,074,969
                                                           ===========

* Non-income producing security.

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                SHARES   (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 97.2%
         AEROSPACE & DEFENSE - 3.4%
         AAR Corp.*...............................      659 $    15,783
         Aeroflex, Inc.*..........................    4,435      47,676
         Applied Signal Technology, Inc...........    1,050      23,835
         Armor Holdings, Inc.*....................      388      16,548
         Curtiss-Wright Corp......................      450      24,570
         DRS Technologies, Inc....................      881      45,301
         Esterline Technologies Corp.*............      220       8,182
                                                            -----------
                                                                181,895
                                                            -----------
         AIRLINES - 0.5%
         Mesa Air Group, Inc.*....................    1,553      16,244
         Republic Airways Holdings, Inc.*.........      694      10,549
                                                            -----------
                                                                 26,793
                                                            -----------
         AUTO COMPONENTS - 0.9%
         Aftermarket Technology Corp.*............      686      13,336
         ArvinMeritor, Inc........................      621       8,936
         Commercial Vehicle Group, Inc.*..........      178       3,343
         Goodyear Tire & Rubber Co.*..............      855      14,860
         Noble International, Ltd.................      325       6,773
         Visteon Corp.*...........................      304       1,903
                                                            -----------
                                                                 49,151
                                                            -----------
         BANKS - 7.4%
         Accredited Home Lenders Holding Co.*.....       64       3,173
         AmericanWest Bancorp*....................      378       8,932
         BancFirst Corp...........................      136      10,744
         Berkshire Hills Bancorp, Inc.............      319      10,687
         Cardinal Financial Corp..................    1,066      11,726
         Central Pacific Financial Corp...........       71       2,550
         City Holding Co..........................      309      11,109
         Corus Bankshares, Inc....................      199      11,198
         First Bancorp............................      722       8,960
         First Citizens BancShares, Inc. - Class A       85      14,826
         First Community Bancorp of California....      268      14,571
         First Indiana Corp.......................      344      11,827
         First Niagara Financial Group, Inc.......    1,209      17,494
         First Republic Bank......................      357      13,213
         First State Bancorp......................      485      11,635
         FirstFed Financial Corp.*................      254      13,848
         Frontier Financial Corp..................       86       2,752
         Glacier Bancorp, Inc.....................      377      11,329
         Hanmi Financial Corp.....................      569      10,162
         Heartland Financial USA, Inc.............      547      11,870
         Independent Bank Corp....................      354       9,639
         ITLA Capital Corp.*......................       59       2,882
         Mercantile Bank Corp.....................      185       7,123
         Oriental Financial Group, Inc............      673       8,318
         Placer Sierra Bancshares.................      337       9,338
         Prosperity Bancshares, Inc...............      418      12,013
         R&G Financial Corp. - Class B............    1,850      24,420

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                     SHARES  (NOTE 2)
       ------------------------------------------------------------------

       BANKS - CONTINUED
       Seacoast Banking Corp. of Florida..............   488  $    11,200
       Southwest Bancorp of Oklahoma, Inc.............   451        9,020
       Sterling Financial Corp. of Spokane............   600       14,988
       SVB Financial Group*...........................   192        8,993
       TierOne Corp...................................   418       12,293
       UMB Financial Corp.............................   217       13,869
       Umpqua Holdings Corp...........................   547       15,606
       Union Bankshares Corp..........................   266       11,465
       WesBanco, Inc..................................   408       12,407
                                                              -----------
                                                                  396,180
                                                              -----------
       BIOTECHNOLOGY - 1.0%
       Albany Molecular Research, Inc.*...............   253        3,074
       Applera Corp. - Celera Genomics Group*.........   784        8,593
       Charles River Laboratories International, Inc.*   550       23,303
       Savient Pharmaceuticals, Inc. *................ 1,893        7,080
       Tanox, Inc.*...................................   780       12,769
                                                              -----------
                                                                   54,819
                                                              -----------
       BUILDING PRODUCTS - 0.5%
       Beazer Homes USA, Inc..........................   118        8,595
       Griffon Corp.*.................................   200        4,762
       Lennox International, Inc......................   438       12,352
                                                              -----------
                                                                   25,709
                                                              -----------
       CHEMICALS - 1.2%
       Georgia Gulf Corp..............................   700       21,294
       H.B. Fuller Co.................................   430       13,790
       NewMarket Corp.*...............................   378        9,246
       PolyOne Corp.*................................. 1,442        9,272
       Silgan Holdings, Inc...........................    68        2,456
       Westlake Chemical Corp.........................   300        8,643
                                                              -----------
                                                                   64,701
                                                              -----------
       COMMERCIAL SERVICES & SUPPLIES - 6.3%
       Aleris International, Inc.*.................... 1,200       38,688
       Aviall, Inc.*.................................. 1,400       40,320
       CDI Corp.......................................   356        9,754
       Central Parking Corp...........................   704        9,659
       Clark, Inc.....................................   714        9,461
       Covanta Holding Corp.*......................... 1,100       16,566
       Electro Rent Corp.*............................   749       11,168
       Ennis, Inc.....................................   670       12,174
       Headwaters, Inc.*..............................   250        8,860
       HMS Holdings Corp.*............................ 5,650       43,222
       MAXIMUS, Inc...................................   338       12,401
       MoneyGram International, Inc...................   378        9,858
       Nobel Learning Communities, Inc.*.............. 3,600       33,984
       PHH Corp.*.....................................   440       12,329
       Quanta Services, Inc.*......................... 1,300       17,121
       SOURCECORP, Inc.*..............................   478       11,462
       WCA Waste Corp.*............................... 5,050       39,895
                                                              -----------
                                                                  336,922
                                                              -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          COMMUNICATIONS EQUIPMENT - 2.2%
          Avocent Corp.*...........................   330  $     8,973
          Black Box Corp...........................   101        4,785
          CommScope, Inc.*......................... 3,365       67,737
          Emulex Corp. *...........................   754       14,922
          Foundry Networks, Inc.*..................   341        4,709
          McData Corp.*............................   798        3,032
          Powerwave Technologies, Inc.*............   912       11,464
          UTStarcom, Inc.*.........................   163        1,314
                                                           -----------
                                                               116,936
                                                           -----------
          COMPUTERS & PERIPHERALS - 1.3%
          Electronics for Imaging, Inc.*...........   114        3,033
          Imation Corp.............................   370       17,046
          Intergraph Corp.*........................   302       15,043
          Komag, Inc.*.............................   926       32,095
                                                           -----------
                                                                67,217
                                                           -----------
          CONSTRUCTION & MATERIALS - 3.2%
          EMCOR Group, Inc.*.......................   736       49,702
          Perini Corp.*............................   500       12,075
          Texas Industries, Inc....................   254       12,659
          URS Corp.*............................... 1,588       59,725
          Walter Industries, Inc...................   700       34,804
                                                           -----------
                                                               168,965
                                                           -----------
          CONTAINERS & PACKAGING - 0.5%
          Crown Holdings, Inc.*....................   198        3,867
          Jarden Corp.*............................   289        8,713
          Myers Industrials, Inc...................   852       12,422
                                                           -----------
                                                                25,002
                                                           -----------
          ELECTRIC UTILITIES - 2.4%
          Allegheny Energy, Inc....................   800       25,320
          Avista Corp..............................   730       12,928
          Black Hills Corp.........................   328       11,352
          Cleco Corp...............................   608       12,677
          El Paso Electric Co.*....................   412        8,669
          NGP Capital Resources Co................. 1,517       19,918
          NorthWestern Corp........................   256        7,954
          Otter Tail Corp..........................   454       13,157
          Sierra Pacific Resources*................ 1,036       13,509
                                                           -----------
                                                               125,484
                                                           -----------
          ELECTRICAL EQUIPMENT - 1.4%
          AO Smith Corp............................    38        1,334
          Encore Wire Corp.*.......................   267        6,077
          General Cable Corp.*..................... 1,900       37,430
          Regal-Beloit Corp........................   381       13,487
          Thomas & Betts Corp.*....................   340       14,267
                                                           -----------
                                                                72,595
                                                           -----------
          ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.9%
          Anixter International, Inc............... 1,651       64,587
          Checkpoint Systems, Inc.*................   323        7,962

        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                   SHARES  (NOTE 2)
        ----------------------------------------------------------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
        MTS System Corp..............................   114  $     3,949
        Park Electrochemical Corp....................   432       11,223
        PerkinElmer, Inc............................. 1,650       38,874
        ScanSource, Inc.*............................   500       27,340
        Veeco Instruments, Inc.*.....................   203        3,518
                                                             -----------
                                                                 157,453
                                                             -----------
        ENERGY EQUIPMENT & SERVICES - 2.6%
        Cal Dive International, Inc.*................   800       28,712
        Grey Wolf, Inc.*............................. 3,350       25,896
        Lufkin Industries, Inc.......................    74        3,690
        NATCO Group, Inc.*........................... 1,400       28,644
        NS Group, Inc.*..............................   500       20,905
        Oil States International, Inc.*..............   928       29,399
                                                             -----------
                                                                 137,246
                                                             -----------
        FINANCIAL - DIVERSIFIED - 3.5%
        Apollo Investment Corp.......................   777       13,932
        ASTA Funding, Inc............................   121        3,308
        Commercial Capital Bancorp, Inc..............   594       10,169
        CBIZ, Inc.*..................................   932        5,611
        CompuCredit Corp.*...........................   209        8,042
        Doral Financial Corp.........................   191        2,025
        Federal Agricultural Mortgage Corp. - Class C   505       15,115
        Jackson Hewitt Tax Service, Inc..............   112        3,103
        Labranche & Co., Inc.*.......................   565        5,712
        Piper Jaffray Cos.*..........................   420       16,968
        Prospect Energy Corp......................... 2,193       33,267
        Tortoise Energy Capital Corp................. 1,700       37,808
        Tortoise Energy Infrastructure Corp..........   824       22,273
        WSFS Financial Corp..........................   143        8,759
                                                             -----------
                                                                 186,092
                                                             -----------
        FOOD & DRUG RETAILING - 0.8%
        Casey's General Stores, Inc..................   628       15,574
        Longs Drug Stores Corp.......................    61        2,220
        Ruddick Corp.................................   485       10,321
        Smart & Final, Inc.*.........................   341        4,392
        Terra Industries, Inc.*...................... 1,573        8,809
                                                             -----------
                                                                  41,316
                                                             -----------
        FOOD PRODUCTS - 1.3%
        Central Garden and Pet Co.*..................   171        7,855
        Chiquita Brands International, Inc........... 1,483       29,675
        Corn Products International, Inc.............   700       16,723
        Hain Celestial Group, Inc.*..................   600       12,696
        J&J Snack Foods Corp.........................    58        3,446
                                                             -----------
                                                                  70,395
                                                             -----------
        GAS UTILITIES - 1.9%
        Energen Corp.................................   262        9,516
        Laclede Group Inc. (The).....................    86        2,512
        Northwest Natural Gas Co.....................    65        2,222

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                             VALUE
         DESCRIPTION                                 SHARES  (NOTE 2)
         --------------------------------------------------------------

         GAS UTILITIES - CONTINUED
         South Jersey Industries, Inc...............   404  $    11,772
         Southern Union Co.*........................ 2,600       61,438
         Southwest Gas Corp.........................   547       14,441
                                                            -----------
                                                                101,901
                                                            -----------
         HEALTH CARE EQUIPMENT & SUPPLIES - 4.3%
         Adeza Biomedical Corp.*.................... 2,000       42,100
         Beckman Coulter, Inc.......................   600       34,140
         Cooper Cos., Inc. (The)....................   700       35,910
         DJ Orthopedics, Inc.*......................   330        9,102
         Greatbatch, Inc.*..........................   433       11,262
         Hanger Orthopedic Group, Inc.*............. 3,600       20,556
         Kinetic Concepts, Inc.*.................... 1,500       59,640
         Molecular Devices Corp.*...................   346       10,010
         STERIS Corp................................   209        5,229
                                                            -----------
                                                                227,949
                                                            -----------
         HEALTH CARE PROVIDERS & SERVICES - 1.7%
         Genesis HealthCare Corp.*..................    67        2,447
         Kindred Healthcare, Inc.*..................   250        6,440
         LifePoint Hospitals, Inc.*.................   850       31,875
         Odyssey HealthCare, Inc.*..................   149        2,777
         Option Care, Inc........................... 1,600       21,376
         Pediatrix Medical Group, Inc.*.............   131       11,603
         Radiation Therapy Services, Inc.*..........   208        7,345
         Stewart Enterprises, Inc................... 1,640        8,872
                                                            -----------
                                                                 92,735
                                                            -----------
         HOTELS, RESTAURANTS & LEISURE - 1.9%
         Bluegreen Corp.*...........................   141        2,228
         Century Casinos, Inc.*..................... 3,000       25,800
         Dominos Pizza, Inc.........................   569       13,770
         Lakes Entertainment, Inc.*................. 3,200       21,280
         Lone Star Steakhouse & Saloon, Inc.........   347        8,238
         Multimedia Games, Inc.*.................... 1,048        9,694
         Sunterra Corp.*............................   600        8,532
         Vail Resorts, Inc.*........................   438       14,467
                                                            -----------
                                                                104,009
                                                            -----------
         HOUSEHOLD DURABLES - 0.6%
         CSS Industries, Inc........................   125        3,841
         Fleetwood Enterprises, Inc.*...............   720        8,892
         Stanley Furniture Co., Inc.................   266        6,166
         WCI Communities, Inc.*.....................   420       11,277
                                                            -----------
                                                                 30,176
                                                            -----------
         INDUSTRIAL - DIVERSIFIED - 0.2%
         Chemed Corp................................   246       12,221
                                                            -----------
         INSURANCE - 5.8%
         Alfa Corp..................................   729       11,737
         American Equity Investment Life Holding Co.   171        2,232
         AmerUs Group Co............................   113        6,404
         Arch Capital Group, Ltd.*..................   800       43,800

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          INSURANCE - CONTINUED
          Aspen Insurance Holdings, Ltd........... 1,100  $    26,037
          Delphi Financial Group - Class A........   241       11,088
          Endurance Specialty Holdings, Ltd.......   650       23,302
          FBL Financial Group, Inc. - Class A.....   253        8,301
          Harleysville Group, Inc.................   189        5,009
          Horace Mann Educators Corp..............   667       12,646
          Odyssey Re Holdings Corp................ 1,100       27,588
          Ohio Casualty Corp......................   360       10,195
          Philadelphia Consolidated Holding Corp.*    61        5,898
          Phoenix, Cos., Inc...................... 1,093       14,909
          Platinum Underwriters Holdings, Ltd.....   900       27,999
          ProAssurance Corp.*.....................    40        1,946
          Quanta Capital Holdings, Ltd.*.......... 6,900       35,190
          RLI Corp................................   154        7,680
          Safety Insurance Group, Inc.............   450       18,166
          U.S.I. Holdings Corp.*..................   998       13,742
                                                          -----------
                                                              313,869
                                                          -----------
          INTERNET SOFTWARE & SERVICES - 1.2%
          Keynote Systems, Inc.*..................   505        6,489
          SonicWALL, Inc.*........................ 1,539       12,189
          United Online, Inc...................... 3,063       43,556
                                                          -----------
                                                               62,234
                                                          -----------
          LEISURE EQUIPMENT & PRODUCTS - 0.3%
          JAKKS Pacific, Inc.*....................   309        6,470
          MarineMax, Inc.*........................    89        2,810
          Oakley, Inc.............................   144        2,115
          RC2 Corp.*..............................   146        5,186
                                                          -----------
                                                               16,581
                                                          -----------
          MACHINERY - 4.5%
          AGCO Corp.*.............................   883       14,631
          Albany International Corp. - Class A....   404       14,609
          Applied Industrial Technologies, Inc....   140        4,717
          Barnes Group, Inc.......................   332       10,956
          Bucyrus International, Inc. - Class A...   350       18,445
          Gardner Denver, Inc.*...................   100        4,930
          Insteel Industries, Inc................. 2,400       39,744
          Lincoln Electric Holdings, Inc..........   411       16,300
          NACCO Industries Inc. - Class A.........    35        4,100
          Reliance Steel & Aluminum Co............   243       14,852
          Terex Corp.*............................   832       49,421
          Trinity Industries, Inc.................   378       16,659
          Watts Water Technologies, Inc. - Class A 1,100       33,319
                                                          -----------
                                                              242,683
                                                          -----------
          MEDIA - 0.8%
          Gray Television, Inc....................   656        6,442
          R.H. Donnelley Corp.*...................   135        8,319
          Radio One, Inc. - Class D*..............   772        7,990
          Scholastic Corp.*.......................   364       10,377
          World Wrestling Entertainment, Inc......   632        9,278
                                                          -----------
                                                               42,406
                                                          -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


           ----------------------------------------------------------
           SECURITY                                         VALUE
           DESCRIPTION                             SHARES  (NOTE 2)
           ----------------------------------------------------------

           METALS & MINING - 6.0%
           AM Castle & Co.*.......................  1,200 $    26,208
           Cameco Corp............................    900      57,051
           Carpenter Technology Corp..............    125       8,809
           Commercial Metals Co...................    159       5,969
           Foundation Coal Holdings, Inc..........    339      12,882
           Northwest Pipe Co.*....................  1,000      26,800
           Oregon Steel Mills, Inc.*..............  2,100      61,782
           Quanex Corp............................    126       6,296
           RTI International Metals, Inc.*........  1,600      60,720
           Ryerson Tull, Inc......................    602      14,640
           Steel Dynamics, Inc....................     74       2,628
           Uranium Resources, Inc.*............... 25,300      16,698
           Yamana Gold Inc.*......................  2,600      17,186
                                                          -----------
                                                              317,669
                                                          -----------
           OIL & GAS - 7.8%
           Atwood Oceanics, Inc.*.................    300      23,409
           Carrizo Oil & Gas, Inc.*...............  1,000      24,710
           Cimarex Energy Co.*....................    440      18,924
           Denbury Resources, Inc.*...............    600      13,668
           Edge Petroleum Corp.*..................    451      11,234
           GMX Resources Inc.*....................    900      32,400
           Grant Prideco, Inc.*...................    600      26,472
           Helmerich & Payne, Inc.................    166      10,277
           Holly Corp.............................    400      23,548
           Oceaneering International, Inc.*.......    219      10,902
           Parallel Petroleum Corp.*..............  2,500      42,525
           Patterson-UTI Energy, Inc..............    800      26,360
           Petrohawk Energy Corp.*................  2,400      31,728
           Pioneer Drilling Co.*..................  1,400      25,102
           RPC, Inc...............................    509      13,394
           Stone Energy Corp.*....................    250      11,382
           Swift Energy Co.*......................    327      14,738
           Tidewater, Inc.........................    800      35,568
           TransMontaigne, Inc.*..................  1,138       7,511
           W&T Offshore, Inc......................    429      12,613
                                                          -----------
                                                              416,465
                                                          -----------
           PAPER & FOREST PRODUCTS - 0.2%
           Glatfelter.............................    777      11,026
                                                          -----------
           PERSONAL PRODUCTS - 0.1%
           NBTY, Inc.*............................    486       7,898
                                                          -----------
           PHARMACEUTICALS - 1.0%
           Alpharma, Inc., - Class A..............    515      14,683
           Par Pharmaceutical Cos., Inc.*.........  1,150      36,041
                                                          -----------
                                                               50,724
                                                          -----------
           REAL ESTATE - 8.2%
           Aames Investment Corp. (REIT)..........  2,900      18,734
           American Home Mortgage Investment Corp.
             (REIT)...............................    330      10,748

          -----------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                              SHARES  (NOTE 2)
          -----------------------------------------------------------

          REAL ESTATE - CONTINUED
          Anthracite Capital, Inc. (REIT)......... 1,074  $    11,309
          Arbor Realty Trust, Inc. (REIT).........   352        9,124
          Ashford Hospitality Trust, Inc. (REIT)..   638        6,693
          BioMed Realty Trust, Inc. (REIT)........   101        2,464
          Brookfield Homes Corp...................   155        7,708
          Colonial Properties Trust (REIT)........   293       12,300
          Commercial Net Lease Realty, Inc. (REIT)   625       12,731
          Digital Realty Trust, Inc. (REIT).......   281        6,359
          Entertainment Properties Trust (REIT)...   284       11,573
          Equity Inns, Inc. (REIT)................   937       12,696
          Equity One, Inc. (REIT).................   598       13,826
          FelCor Lodging Trust, Inc. (REIT).......   865       14,887
          First Potomac Realty Trust (REIT).......   438       11,651
          GMH Communities Trust (REIT)............ 1,500       23,265
          Gramercy Capital Corp. (REIT)...........   456       10,388
          Impac Mortgage Holdings, Inc. (REIT)....   631        5,938
          Innkeepers USA Trust (REIT).............   849       13,584
          Kilroy Realty Corp. (REIT)..............   254       15,723
          KKR Financial Corp. (REIT).............. 1,300       31,187
          LaSalle Hotel Properties (REIT).........   380       13,954
          MeriStar Hospitality Corp. (REIT)*...... 1,542       14,495
          Newcastle Investment Corp. (REIT)....... 1,400       34,790
          Novastar Financial, Inc. (REIT)......... 1,700       47,787
          OMEGA Healthcare Investors, Inc. (REIT).   390        4,910
          RAIT Investment Trust (REIT)............   395       10,238
          Saxon Capital, Inc. (REIT)..............   378        4,283
          Sovran Self Storage, Inc. (REIT)........   261       12,259
          Strategic Hotel Capital, Inc. (REIT)....   182        3,745
          Sunstone Hotel Investors, Inc. (REIT)...   460       12,222
          Trammell Crow Co.*......................   547       14,030
                                                          -----------
                                                              435,601
                                                          -----------
          RETAIL - MULTILINE - 0.4%
          Bon-Ton Stores, Inc. (The)..............   600       11,478
          Burlington Coat Factory Warehouse Corp..   198        7,962
                                                          -----------
                                                               19,440
                                                          -----------
          RETAIL - SPECIALTY - 2.1%
          Buckle, Inc.............................   267        8,608
          Conn's, Inc.*...........................   300       11,061
          Genesco. Inc.*..........................   239        9,271
          Group 1 Automotive, Inc.*...............   424       13,326
          Hughes Supply, Inc...................... 1,099       39,399
          Lithia Motors, Inc. - Class A...........   327       10,281
          Men's Wearhouse, Inc.*..................   288        8,479
          Sports Authority, Inc.*.................   341       10,615
          United Rentals, Inc.*...................   113        2,643
                                                          -----------
                                                              113,683
                                                          -----------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                               SHARES  (NOTE 2)
          ------------------------------------------------------------

          ROAD & RAIL - 0.5%
          Arkansas Best Corp.......................   361  $    15,768
          Dollar Thrifty Automotive Group*.........    67        2,417
          Sirva, Inc.*............................. 1,030        8,240
                                                           -----------
                                                                26,425
                                                           -----------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.4%
          Cohu, Inc................................   411        9,400
          Conexant System, Inc.*................... 2,678        6,052
          Credence Systems Corp.*.................. 1,103        7,677
          Entegris, Inc.*..........................   673        6,340
          Integrated Silicon Solutions, Inc.*...... 1,175        7,567
          MKS Instruments, Inc.*...................   651       11,646
          PortalPlayer, Inc.*......................   177        5,013
          Standard Microsystems Corp.*.............   215        6,168
          Zoran Corp.*.............................   761       12,336
                                                           -----------
                                                                72,199
                                                           -----------
          SOFTWARE - 0.8%
          Magma Design Automation, Inc*............   403        3,389
          Nuance Communications, Inc.*............. 1,919       14,642
          Open Solutions, Inc.*....................   113        2,590
          Progress Software Corp.*.................    93        2,639
          TALX Corp................................   380       17,370
          THQ, Inc.*...............................   134        3,196
                                                           -----------
                                                                43,826
                                                           -----------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.8%
          Cincinnati Bell, Inc.*................... 2,451        8,603
          CT Communications, Inc...................   900       10,926
          Golden Telecom, Inc......................   378        9,813
          RCN Corp.*...............................   486       11,397
                                                           -----------
                                                                40,739
                                                           -----------
          TELECOMMUNICATION SERVICES - WIRELESS - 0.6%
          InPhonic, Inc.*.......................... 1,900       16,511
          Price Communications Corp.*..............   783       11,643
          USA Mobility, Inc.*......................   169        4,685
                                                           -----------
                                                                32,839
                                                           -----------
          TEXTILES, APPAREL & LUXURY GOODS - 0.7%
          Phillips-Van Heusen Corp.................   227        7,355
          Russell Corp.............................   573        7,713
          Steven Madden, Ltd.*.....................   184        5,378
          Stride Rite Corp.........................   749       10,156
          Wellman, Inc.............................   869        5,892
                                                           -----------
                                                                36,494
                                                           -----------
          TOBACCO - 0.1%
          Alliance One International, Inc.......... 1,948        7,597
                                                           -----------
          Total Common Stocks
          (Cost $4,847,041)                                  5,184,260
                                                           -----------

     ---------------------------------------------------------------------
     SECURITY                                         PAR        VALUE
     DESCRIPTION                                     AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENT - 6.9%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05, at 1.300% to be
       repurchased at $121,017 on 01/03/06
       collateralized by 90,000 U.S. Treasury Bond
       7.875% due 02/15/21 with a value of
       $123,750 (Cost - $121,000).................. $ 121,000 $   121,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 12/30/05, at 1.300% to be
       repurchased at $248,036 on 01/03/06
       collateralized by 185,000 U.S. Treasury Bond
       8.125% due 08/15/19 with a value of
       $257,381 (Cost - $248,000)..................   248,000     248,000
                                                              -----------
     Total Short-Term Investment
     (Cost $369,000)                                              369,000
                                                              -----------

     TOTAL INVESTMENTS - 104.1%
     (Cost $5,216,041)                                          5,553,260

     Other Assets and Liabilities (net) - (4.1)%                 (220,758)
                                                              -----------

     TOTAL NET ASSETS - 100.0%                                $ 5,332,502
                                                              ===========

* Non-income producing security.

FHLB - Federal Home Loan Bank

REIT - Real Estate Investment Trust

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


   -------------------------------------------------------------------------
   SECURITY                                         PAR           VALUE
   DESCRIPTION                                     AMOUNT        (NOTE 2)
   -------------------------------------------------------------------------

   DOMESTIC BONDS & DEBT SECURITIES - 55.1%
   AEROSPACE & DEFENSE - 0.8%
   Northrop Grumman Corp.
     4.079%, due 11/16/06...................... $   1,100,000 $    1,091,733
    7.125%, due 02/15/11.......................       400,000        436,346
                                                              --------------
                                                                   1,528,079
                                                              --------------
   ASSET-BACKED SECURITIES - 2.1%
   California Infrastructure PG&E-1,
     Series 1997-1, Class A7
     6.420%, due 09/25/08......................       395,358        398,598
   Chase Funding Mortgage Loan Asset-Backed
     Certificates, Series 2002-2, Class 1A5
     5.833%, due 04/25/32(a)...................     1,000,000      1,008,045
   Chase Issuance Trust, Series 2005-A4,
     Class A4 4.230%, due 01/15/13(a)..........       750,000        733,042
   Discover Card Master Trust I, Series 1996-3,
     Class A 6.050%, due 08/18/08..............     1,700,000      1,703,987
                                                              --------------
                                                                   3,843,672
                                                              --------------
   AUTOMOBLIES - 0.9%
   DaimlerChrysler North America
     Holding Corp.
     7.300%, due 01/15/12......................     1,300,000      1,404,424
   Ford Motor Co.
     7.450%, due 07/16/31......................       200,000        137,000
                                                              --------------
                                                                   1,541,424
                                                              --------------
   BANKS - 6.3%
   ABN AMRO Bank NV
     4.390%, due 05/11/07(a)...................     1,720,000      1,721,735
   Bank of America Corp.
     5.375%, due 06/15/14......................     1,000,000      1,018,223
   HSBC Bank USA
     5.875%, due 11/01/34......................       700,000        708,719
   Huntington National Bank
     4.650%, due 06/30/09......................       700,000        695,881
   Rabobank Capital Funding Trust III
     5.254%, due 12/31/16
     (144A)(a)(b)..............................       300,000        294,756
   RBS Capital Trust I
     4.709%, due 12/29/49(a)...................       500,000        475,956
   Royal Bank of Scotland Group Plc
     5.050%, due 01/08/15......................       800,000        795,642
   U.S. Bank North America
     2.870%, due 02/01/07......................     1,800,000      1,761,701
    4.950%, due 10/30/14.......................     1,000,000        991,242
   Wachovia Bank North America
     4.800%, due 11/01/14......................       500,000        486,129
    4.641%, due 11/03/14(a)....................     1,400,000      1,414,865
   Washington Mutual Bank FA.
     5.125%, due 01/15/15......................       900,000        880,911
                                                              --------------
                                                                  11,245,760
                                                              --------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      BEVERAGES - 1.0%
      Bottling Group LLC
        4.625%, due 11/15/12................... $    700,000 $     691,161
      PepsiAmericas, Inc.
        4.875%, due 01/15/15...................    1,200,000     1,185,186
                                                             -------------
                                                                 1,876,347
                                                             -------------
      COLLATERALIZED MORTGAGE OBLIGATIONS - 6.4%
      Banc of America Commercial Mortgage,
        Inc., Series 2004-6, Class AJ
        4.870%, due 12/10/42(a)................    2,800,000     2,718,529
      Commercial Mortgage Pass Through
        Certificates, Series 2005-C6, Class A5B
        5.167%, due 06/10/44...................    3,200,000     3,193,188
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 2004-C3, Class AJ
         4.922%, due 01/15/42(a)...............    3,000,000     2,920,706
       Series 2005-LDP3, Class A4B
         4.996%, due 08/15/42(a)...............      850,000       836,700
      JP Morgan Chase Commercial Mortgage
        Securities Corp., Series 2005-LDP4,
        Class AM 4.999%, due 10/15/42(a).......      950,000       932,346
      LB-UBS Commercial Mortgage Trust,
        Series 2005-C1, Class AJ
        4.806%, due 02/15/40(a)................      900,000       869,712
                                                             -------------
                                                                11,471,181
                                                             -------------
      ELECTRIC UTILITIES - 4.1%
      Dominion Resources, Inc., Series F
        5.250%, due 08/01/33...................      700,000       687,538
      Pepco Holdings, Inc.
        5.500%, due 08/15/07...................    2,800,000     2,818,021
      SP PowerAssets, Ltd.
        5.000%, due 10/22/13 (144A)(b).........    1,700,000     1,701,396
      Xcel Energy, Inc.
        3.400%, due 07/01/08...................    2,200,000     2,121,451
                                                             -------------
                                                                 7,328,406
                                                             -------------
      FINANCIAL - DIVERSIFIED - 12.5%
      AIG SunAmerica Global Financing VII
        5.850%, due 08/01/08 (144A)(b).........    1,000,000     1,021,638
      American General Finance Corp.
        3.875%, due 10/01/09...................    1,700,000     1,629,617
      Capital One Bank 5.000%, due
        06/15/09...............................    1,170,000     1,165,913
      Capital One Financial Corp.
        5.500%, due 06/01/15...................      500,000       497,978
      Caterpillar Financial Services
        4.700%, due 03/15/12...................    1,500,000     1,487,373
      Countrywide Financial Corp., Series A
        4.500%, due 06/15/10...................      900,000       874,480
      Countrywide Home Loans, Inc., Series L
        4.000%, due 03/22/11...................    1,330,000     1,252,893

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      FINANCIAL - DIVERSIFIED - CONTINUED
      Credit Suisse First Boston USA, Inc.
        3.875%, due 01/15/09.................. $  1,100,000 $   1,068,578
       6.125%, due 11/15/11...................      600,000       630,619
      Ford Motor Credit Co.
        6.875%, due 02/01/06..................    1,900,000     1,895,951
       5.700%, due 01/15/10...................      200,000       170,159
      Glencore Funding LLC
        6.000%, due 04/15/14 (144A)(b)........      600,000       565,224
      Goldman Sachs Group, Inc.
        5.250%, due 10/15/13..................    2,100,000     2,102,814
      HSBC Finance Corp.
        6.375%, due 10/15/11..................    2,600,000     2,751,720
      JPMorgan Chase & Co.
        5.250%, due 05/01/15..................      800,000       797,122
      Lehman Brothers Holdings, Inc., Series G
        4.800%, due 03/13/14..................    1,300,000     1,271,431
      Merrill Lynch & Co., Inc., Series C
        4.125%, due 09/10/09..................      700,000       679,776
       4.250%, due 02/08/10...................      700,000       681,538
       5.000%, due 01/15/15...................      700,000       690,724
      Morgan Stanley 5.050%, due 01/21/11.....    1,100,000     1,101,540
                                                            -------------
                                                               22,337,088
                                                            -------------
      FOOD & DRUG RETAILING - 1.8%
      Delhaize America, Inc.
        9.000%, due 04/15/31..................      300,000       354,185
      Fred Meyer, Inc. 7.450%, due 03/01/08...    1,300,000     1,355,247
      Safeway, Inc. 6.500%, due 03/01/11......    1,400,000     1,451,291
                                                            -------------
                                                                3,160,723
                                                            -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.4%
      WellPoint, Inc. 6.800%, due 08/01/12....      700,000       764,724
                                                            -------------
      HOMEBUILDERS - 0.3%
      D.R. Horton, Inc.
        5.250%, due 02/15/15..................      600,000       564,683
                                                            -------------
      INDUSTRIAL - DIVERSIFIED - 2.4%
      General Electric Co.
        5.000%, due 02/01/13..................    2,400,000     2,402,292
      Tyco International Group S.A.
        6.125%, due 11/01/08..................    1,800,000     1,838,576
                                                            -------------
                                                                4,240,868
                                                            -------------
      INSURANCE - 1.7%
      Berkshire Hathaway Finance Corp.
        4.400%, due 05/16/08(a)...............      300,000       300,228
       4.750%, due 05/15/12...................      700,000       692,917
      GE Global Insurance Holding Corp.
        7.000%, due 02/15/26..................      400,000       450,930
      MassMutual Global Funding II
        2.550%, due 07/15/08 (144A)(b)........    1,700,000     1,606,045
                                                            -------------
                                                                3,050,120
                                                            -------------

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - 4.2%
     Clear Channel Communications, Inc.
       4.400%, due 05/15/11.................... $    400,000 $     372,529
     Comcast Cable Communications, Inc.
       8.500%, due 05/01/27....................      900,000     1,107,066
     COX Communications, Inc.
       7.125%, due 10/01/12....................    1,500,000     1,609,371
     Liberty Media Corp.
       5.991%, due 09/17/06(a).................      879,000       885,206
     Time Warner, Inc.
       6.150%, due 05/01/07....................    3,600,000     3,645,821
                                                             -------------
                                                                 7,619,993
                                                             -------------
     OIL & GAS - 3.2%
     Anadarko Finance Co., Series B
       6.750%, due 05/01/11....................      700,000       758,203
     Consolidated Natural Gas Co.
       5.000%, due 12/01/14....................      300,000       291,568
     Cooper Cameron Corp.
       2.650%, due 04/15/07....................      400,000       386,865
     Devon Financing Corp. ULC
       6.875%, due 09/30/11....................    1,000,000     1,095,140
     Duke Capital LLC
       4.331%, due 11/16/06....................      700,000       695,272
     Kinder Morgan Energy Partners LP
       5.125%, due 11/15/14....................      300,000       293,920
     Phelps Dodge Corp.
       8.750%, due 06/01/11....................      600,000       690,649
     PSEG Energy Holdings LLC
       8.625%, due 02/15/08....................      750,000       783,750
     Southern California Gas Co., Series II
       4.375%, due 01/15/11....................      700,000       681,903
                                                             -------------
                                                                 5,677,270
                                                             -------------
     PAPER & FOREST PRODUCTS - 0.4%
     International Paper Co.
       5.300%, due 04/01/15....................      700,000       675,413
                                                             -------------
     PHARMACEUTICALS - 1.2%
     Wyeth 5.500%, due 02/01/14................    2,200,000     2,232,103
                                                             -------------
     REAL ESTATE - 1.6%
     AvalonBay Communities, Inc., (REIT)
       4.950%, due 03/15/13....................      100,000        98,028
     Colonial Realty LP
       4.750%, due 02/01/10....................      500,000       487,474
     HRPT Properties Trust, (REIT)
       6.250%, due 08/15/16....................      500,000       510,502
     iStar Financial, Inc., (REIT)
       6.000%, due 12/15/10....................      660,000       670,895
     Kimco Realty Corp., (REIT)
       4.450%, due 08/01/06(a).................      200,000       200,213
     Nationwide Health Properties, Inc., (REIT)
       6.900%, due 10/01/37....................      250,000       267,677

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
TRAVELERS QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      REAL ESTATE - CONTINUED
      Simon Property Group LP, (REIT)
        4.600%, due 06/15/10................... $    300,000 $     292,745
       5.100%, due 06/15/15....................      300,000       290,682
                                                             -------------
                                                                 2,818,216
                                                             -------------
      SOFTWARE - 0.8%
      Computer Associates International, Inc.
        5.250%, due 12/01/09
        (144A)(a)(b)...........................    1,500,000     1,463,960
                                                             -------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.0%
      Deutsche Telekom International Finance BV
        8.250%, due 06/15/30(a)................      600,000       765,400
      SBC Communications, Inc.
        6.450%, due 06/15/34...................      700,000       730,819
      Sprint Capital Corp.
        6.125%, due 11/15/08...................    1,350,000     1,389,126
      Telecom Italia Capital S.A.
        4.000%, due 01/15/10...................      700,000       667,323
                                                             -------------
                                                                 3,552,668
                                                             -------------
      TOBACCO - 1.0%
      Altria Group, Inc.
        5.625%, due 11/04/08...................    1,700,000     1,724,407
                                                             -------------
      Total Domestic Bonds & Debt Securities
      (Cost $99,746,078)                                        98,717,105
                                                             -------------
      U. S. GOVERNMENT & AGENCY OBLIGATIONS - 42.8%
      Federal Home Loan Mortgage Corp.
        2.900%/7.000%, due 02/27/19(c).........    1,200,000     1,196,417
      Federal National Mortgage Assoc.
        1.750%, due 06/16/06...................    2,400,000     2,369,830
      Federal National Mortgage Assoc.
        2.000%/ 4.000%, due 02/09/07(c)........    2,600,000     2,579,226
      U.S. Treasury Bonds
        5.250%, due 02/15/29...................    1,100,000     1,200,676
      U.S. Treasury Notes
        2.875%, due 11/30/06...................   21,000,000    20,715,366
       2.750%, due 08/15/07....................    2,600,000     2,533,580
       4.000%, due 08/31/07....................   12,000,000    11,924,064
       4.125%, due 08/15/08 - 05/15/15.........   23,450,000    23,281,009
       3.375%, due 11/15/08....................    6,520,000     6,347,070
       3.875%, due 05/15/10....................      200,000       196,274
       4.250%, due 10/15/10 - 08/15/15.........    2,900,000     2,864,950
       4.500%, due 11/15/15....................    1,500,000     1,512,774
                                                             -------------
      Total U. S. Government & Agency
      Obligations
      (Cost $77,339,611)                                        76,721,236
                                                             -------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENT - 1.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 12/30/05 at 2.000% to
        be repurchased at 2,041,454 on
        01/03/06 collateralized by 1,865,000
        U.S. Treasury Bond 5.250% due
        02/15/29 with a value $2,087,077
        (Cost - $2,041,000).................... $  2,041,000 $   2,041,000
                                                             -------------

      TOTAL INVESTMENTS - 99.1%
      (Cost $179,126,689)                                      177,479,341

      Other Assets and Liabilities (net) - 0.9%                  1,625,275
                                                             -------------

      TOTAL NET ASSETS - 100.0%                              $ 179,104,616
                                                             =============

(a) Variable or floating rate security. The stated rate represents the rate at December 31, 2005.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities represent in the aggregate 3.71% of net assets.

(c) Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

The following table summarizes the credit composition of the portfolio holdings of the Travelers Quality Bond Portfolio at December 31, 2005, based upon quality ratings issued by Standard & Poor's. For Securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        55.31%
                  AA                                       4.29
                  A                                       17.87
                  BBB                                     19.80
                  BB                                       2.73
                                                         ------
                  Total:                                 100.00%
                                                         ======


                       See notes to financial statements

THE TRAVELERS SERIES TRUST
U.S. GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 16.2%
      COLLATERALIZED MORTGAGE OBLIGATIONS - 16.2%
      Credit Suisse First Boston Mortgage
        Securities Corp., Series 2004-C5,
        Class AJ 4.889%, due 11/15/37......... $  2,680,000 $   2,602,895
      Financing Corp. (FICO) Strips, Series 13
        5.229%, due 06/27/11..................   13,949,000    10,846,938
      GE Capital Commercial Mortgage Corp.
        5.333%, due 11/10/45..................    3,000,000     3,038,373
      JP Morgan Chase Commercial Mortgage
        Securities Corp.
       Series 2004-CBX, Class AJ
         4.951%, due 01/12/37.................    4,950,000     4,832,759
       Series 2005-CB12
         4.948%, due 09/12/37.................    6,350,000     6,221,389
       Series 2005-LDP4, Class AM
         4.999%, due 10/15/42.................    1,250,000     1,226,771
      LB-UBS Commercial Mortgage Trust, Series
        2004-C8, Class AJ
        4.858%, due 12/15/39..................    5,500,000     5,338,754
      Residential Funding Mortgage Securities
        4.750%, due 12/25/18..................    3,755,994     3,660,922
      Resolution Funding Corp. Strips
        3.447%, due 01/15/21..................   10,000,000     4,901,900
                                                            -------------
                                                               42,670,701
                                                            -------------
      Total Domestic Bonds & Debt Securities
      (Cost $42,196,140)                                       42,670,701
                                                            -------------
      U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 34.4%
      Federal Home Loan Mortgage Corp.
        4.000%, due 05/01/19..................      201,624       192,452
       5.000%, due 08/01/19-10/01/35..........   13,006,884    12,666,519
       8.500%, due 06/15/21...................      310,152       310,567
       8.000%, due 09/01/30...................       35,972        38,376
       7.500%, due 05/01/32...................      395,536       415,208
       4.500%, due 04/01/33-04/01/35..........    4,179,948     3,942,688
       5.500%, due 12/01/99(a)(b).............    2,800,000     2,774,626
      Federal National Mortgage Assoc.
        7.500%, due 02/01/16-11/01/29.........      282,620       296,956
       4.500%, due 05/01/19-04/01/20..........    5,924,070     5,774,316
       4.000%, due 08/01/19-05/01/33..........    2,510,684     2,357,356
       5.000%, due 10/01/20-11/01/35..........   16,787,292    16,285,237
       5.500%, due 09/01/24-12/01/35..........    5,691,257     5,677,234
       6.500%, due 12/01/27-05/01/32..........      769,896       790,987
       6.250%, due 05/15/29...................    3,000,000     3,545,580
       6.000%, due 04/01/35...................   11,683,728    11,804,822
       5.500%, due 12/01/99(a)(b).............   13,750,000    13,616,790
      Government National Mortgage Assoc.
        9.000%, due 08/15/08-09/15/09.........      203,813       213,897
       8.500%, due 03/15/18-05/15/18..........       55,247        59,908

    -----------------------------------------------------------------------
    SECURITY                                        PAR          VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    U. S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
     5.500%, due 09/15/34-12/15/35............. $  9,999,002 $  10,070,858
                                                             -------------
    Total U. S. Government Agency Mortgage
    Backed Securities
    (Cost $91,353,253)                                          90,834,377
                                                             -------------
    U. S. GOVERNMENT & AGENCY OBLIGATIONS - 47.8%
    National Archives Facility Trust, COP
      8.500%, due 09/01/19.....................    5,442,361     6,722,534
    Tennessee Valley Authority, 2000, Series G
      7.125%, due 05/01/30.....................    9,000,000    11,732,877
    U.S. Treasury Bond
      4.500%, due 11/15/15.....................    8,500,000     8,572,386
     8.875%, due 02/15/19......................    7,200,000    10,240,877
     6.250%, due 08/15/23......................   22,500,000    26,875,215
     6.875%, due 08/15/25......................    1,500,000     1,932,188
     5.250%, due 11/15/28......................   12,685,000    13,839,538
    U.S. Treasury Note
      4.125%, due 05/15/15.....................   28,800,000    28,177,891
    U.S. Treasury Strip
      3.725%, due 11/15/09.....................    7,500,000     6,317,797
     3.230%, due 02/15/27......................   28,000,000    10,605,700
     2.949%, due 11/15/27......................    3,000,000     1,102,521
                                                             -------------
    Total U. S. Government & Agency
    Obligations
    (Cost $123,570,120)                                        126,119,524
                                                             -------------
    SHORT-TERM INVESTMENT - 7.2%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 12/30/05 at 2.80% to
      be repurchased at $18,960,897 on
      01/03/06 collateralized by $17,265,000
      U.S. Treasury Bond 10.375% due
      11/15/12 with a value of $19,336,800
      (Cost - $18,955,000).....................   18,955,000    18,955,000
                                                             -------------

    TOTAL INVESTMENTS - 105.6%
    (Cost $276,074,513)                                        278,579,602

    Other Assets and Liabilities (net) - (5.6)%                (14,879,930)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 263,699,673
                                                             =============

(a) This security is traded on a "to-be-announced" basis.

(b) All or a portion of this security is acquired mortgage dollar roll agreement.

COP - Certificate of Participation

                       See notes to financial statements

THE TRAVELERS SERIES TRUST
U.S. GOVERNMENT SECURITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2005
(PERCENTAGE OF NET ASSETS)



The following table summarizes the U.S. Government Securities Portfolio composition of the Portfolio's holdings at December 31, 2005 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALIFY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        98.11%
                  Equities/Other                           1.89
                                                         ------
                  Total:                                 100.00%
                                                         ======

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                          Convertible   Disciplined    Equity
                                                                          Securities   Mid Cap Stock   Income
                                                                           Portfolio     Portfolio    Portfolio
                                                                         ------------  ------------- ------------
ASSETS
   Investments, at value (Note 2)*                                       $102,576,650   $207,544,992 $373,733,179
   Cash                                                                       112,945            441          705
   Cash denominated in foreign currencies**                                        --             --        3,091
   Receivable for investments sold                                          1,522,933     10,155,506      533,563
   Receivable for Trust shares sold                                            14,726         19,272       12,448
   Dividends receivable                                                        27,191        145,702      555,835
   Interest receivable                                                        414,321            523       64,650
   Receivable from investment adviser (Note 3)                                     --             --           --
   Other assets                                                                 4,049          9,111       15,844
                                                                         ------------  ------------- ------------
     Total assets                                                         104,672,815    217,875,547  374,919,315
                                                                         ------------  ------------- ------------
LIABILITIES
   Due to Bank                                                                     --             --           --
   Payables for:
     Investments purchased                                                    752,488     10,298,619      576,117
     Trust shares redeemed                                                    116,686        424,775      471,952
     Net variation margin on financial futures contracts (Note 7)                  --         13,750           --
     Investment advisory fee payable (Note 3)                                  51,485        124,109      217,894
     Administration fee payable                                                 7,047         10,638       35,268
     Custodian fees payable                                                     4,875          9,656       14,697
     Directors fee payable                                                      3,596          1,127        3,386
   Accrued expenses                                                            42,415         45,356       58,874
                                                                         ------------  ------------- ------------
     Total liabilities                                                        978,592     10,928,030    1,378,188
                                                                         ------------  ------------- ------------
NET ASSETS                                                               $103,694,223   $206,947,517 $373,541,127
                                                                         ============  ============= ============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                       $102,183,233   $145,659,179 $321,801,349
   Accumulated net realized gain (loss)                                    (1,397,406)    34,862,183   27,879,654
   Accumulated unrealized appreciation (depreciation) on investments,
    futures contracts and foreign currency                                  2,922,852     25,087,222   19,645,342
   Undistributed (distributions in excess of) net investment income           (14,456)     1,338,933    4,214,782
                                                                         ------------  ------------- ------------
NET ASSETS                                                               $103,694,223   $206,947,517 $373,541,127
                                                                         ============  ============= ============
CAPITAL SHARES OUTSTANDING                                                  8,750,379      9,425,641   21,133,866
                                                                         ============  ============= ============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                             $      11.85   $      21.96 $      17.68
                                                                         ============  ============= ============

-----------------------------------------------------------------------------------------------------------------
* Investments at cost                                                    $ 99,653,798   $182,382,606 $354,087,761
**Cost of cash denominated in foreign currencies                                   --             --        3,096

                       See notes to financial statements

                                             Managed
 Federated     Federated      Large     Allocation Series:
 High Yield      Stock         Cap          Aggressive
 Portfolio     Portfolio    Portfolio       Portfolio
------------  ----------- ------------  ------------------
$ 82,446,548  $28,039,759 $264,609,685          $5,013,371
         245       21,947          980                  --
          --           --      251,171                  --
     127,007      363,715    5,178,338                  --
       2,214           --       30,633                  --
       2,437       44,094      256,589                  --
   1,624,296           --          256                  --
          --        5,521           --               6,088
       3,761        1,327       11,352                 153
------------  ----------- ------------  ------------------
  84,206,508   28,476,363  270,339,004           5,019,612
------------  ----------- ------------  ------------------
          --           --           --               2,389
          --      207,343    3,449,505                  --
      84,832        2,764      771,801               1,095
          --           --           --                  --
      46,455       13,586      158,111                  --
       4,288        3,196       26,806                 239
      24,403        4,376       16,381               4,680
       3,362        3,386        5,362               3,058
      39,353       34,135       51,296              34,049
------------  ----------- ------------  ------------------
     202,693      268,786    4,479,262              45,510
------------  ----------- ------------  ------------------
$ 84,003,815  $28,207,577 $265,859,742          $4,974,102
============  =========== ============  ==================
$ 90,910,620  $22,347,263 $324,801,765          $4,664,363
 (13,292,629)   2,951,066  (71,642,843)              1,992
     257,402    2,544,283   12,421,832             307,747
   6,128,422      364,965      278,988                  --
------------  ----------- ------------  ------------------
$ 84,003,815  $28,207,577 $265,859,742          $4,974,102
============  =========== ============  ==================
   9,506,138    1,617,284   17,554,212             442,447
============  =========== ============  ==================
$       8.84  $     17.44 $      15.15          $    11.24
============  =========== ============  ==================

----------------------------------------------------------
$ 82,189,145  $25,495,476 $252,168,842          $4,705,624
          --           --      270,038                  --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                              Managed            Managed
                                                                         Allocation Series: Allocation Series:
                                                                            Conservative         Moderate
                                                                             Portfolio          Portfolio
                                                                         ------------------ ------------------
ASSETS
   Investments, at value (Note 2)*                                               $4,699,658        $21,929,434
   Cash                                                                                  --                 --
   Cash denominated in foreign currencies**                                              --                 --
   Receivable for investments sold                                                      134                 --
   Receivable for Trust shares sold                                                      --            111,636
   Dividends receivable                                                                 826              1,918
   Receivable from investment adviser (Note 3)                                        6,734              4,786
   Other assets                                                                         142                404
                                                                         ------------------ ------------------
     Total assets                                                                 4,707,494         22,048,178
                                                                         ------------------ ------------------
LIABILITIES
   Due to Bank                                                                        1,274              1,139
   Payables for:
     Investments purchased                                                               --                 --
     Trust shares redeemed                                                            1,345                 --
     Investment advisory fee payable (Note 3)                                           548              2,636
     Administration fee payable                                                         219              1,054
     Custody fees payable                                                             4,388              1,935
     Directors fee payable                                                            3,058              3,058
   Accrued expenses                                                                  35,297             35,300
                                                                         ------------------ ------------------
     Total liabilities                                                               46,129             45,122
                                                                         ------------------ ------------------
NET ASSETS                                                                       $4,661,365        $22,003,056
                                                                         ================== ==================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                               $4,609,118        $21,392,748
   Accumulated net realized gain (loss)                                               3,465             29,026
   Accumulated unrealized appreciation (depreciation) on investments
    and foreign currency                                                             48,782            581,282
   Undistributed (distributions in excess of) net investment income                      --                 --
                                                                         ------------------ ------------------
NET ASSETS                                                                       $4,661,365        $22,003,056
                                                                         ================== ==================
CAPITAL SHARES OUTSTANDING                                                          450,896          2,036,511
                                                                         ================== ==================
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                     $    10.34        $     10.80
                                                                         ================== ==================

---------------------------------------------------------------------------------------------------------------
* Investments at cost                                                            $4,650,876        $21,348,152
**Cost of cash denominated in foreign currencies                                         --                 --

                                                                               Managed
                                                                         Allocation Series:
                                                                         Moderate-Aggressive
                                                                              Portfolio
                                                                         -------------------
ASSETS
   Investments, at value (Note 2)*                                               $25,468,544
   Cash                                                                                   --
   Cash denominated in foreign currencies**                                               --
   Receivable for investments sold                                                        --
   Receivable for Trust shares sold                                                   32,109
   Dividends receivable                                                                2,214
   Receivable from investment adviser (Note 3)                                         4,394
   Other assets                                                                          666
                                                                         -------------------
     Total assets                                                                 25,507,927
                                                                         -------------------
LIABILITIES
   Due to Bank                                                                         2,389
   Payables for:
     Investments purchased                                                                --
     Trust shares redeemed                                                                --
     Investment advisory fee payable (Note 3)                                          3,056
     Administration fee payable                                                        1,223
     Custody fees payable                                                              1,605
     Directors fee payable                                                             3,058
   Accrued expenses                                                                   34,049
                                                                         -------------------
     Total liabilities                                                                45,380
                                                                         -------------------
NET ASSETS                                                                       $25,462,547
                                                                         ===================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                               $24,569,004
   Accumulated net realized gain (loss)                                               19,656
   Accumulated unrealized appreciation (depreciation) on investments
    and foreign currency                                                             873,887
   Undistributed (distributions in excess of) net investment income                       --
                                                                         -------------------
NET ASSETS                                                                       $25,462,547
                                                                         ===================
CAPITAL SHARES OUTSTANDING                                                         2,332,100
                                                                         ===================
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                     $     10.92
                                                                         ===================

--------------------------------------------------------------------------------------------
* Investments at cost                                                            $24,594,657
**Cost of cash denominated in foreign currencies                                          --

                       See notes to financial statements

       Managed
 Allocation Series:      Mercury           MFS            MFS
Moderate-Conservative Large Cap Core  Mid Cap Growth     Value
      Portfolio         Portfolio       Portfolio      Portfolio
--------------------- --------------  --------------  -----------
           $4,364,236   $130,916,211   $ 334,855,419  $78,664,791
                   --         23,594              --          875
                   --          2,633             755          235
                   --             --       1,477,618        2,520
                   --         30,030             226       42,756
                  383        119,700         139,074      148,782
                6,741             --              --           --
                  163          5,527          14,937          102
--------------------- --------------  --------------  -----------
            4,371,523    131,097,695     336,488,029   78,860,061
--------------------- --------------  --------------  -----------
                1,139             --          53,333           --
                   --             --          29,520       82,424
                1,122        110,580         996,639        5,849
                  540         85,672         217,327       46,173
                  216          8,492          19,049        5,722
                3,698          5,725          19,900        8,077
                3,058          3,362           3,655        3,362
               35,299         55,159         112,415       50,700
--------------------- --------------  --------------  -----------
               45,072        268,990       1,451,838      202,307
--------------------- --------------  --------------  -----------
           $4,326,451   $130,828,705   $ 335,036,191  $78,657,754
===================== ==============  ==============  ===========
           $4,188,153   $174,252,825   $ 671,431,380  $70,117,985
                2,011    (63,422,072)   (380,025,182)     331,424
              136,287     19,708,006      43,630,662    8,208,345
                   --        289,946            (669)          --
--------------------- --------------  --------------  -----------
           $4,326,451   $130,828,705   $ 335,036,191  $78,657,754
===================== ==============  ==============  ===========
              408,772     12,899,599      41,410,342    6,321,249
===================== ==============  ==============  ===========
           $    10.58   $      10.14   $        8.09  $     12.44
===================== ==============  ==============  ===========

-----------------------------------------------------------------
           $4,227,949   $111,208,205   $ 291,224,274  $70,456,069
                   --          2,688              --          234

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2005


                                                                              Mondrian           Pioneer       Pioneer
                                                                         International Stock      Fund      Mid Cap Value
                                                                              Portfolio         Portfolio     Portfolio
                                                                         -------------------  ------------  -------------
ASSETS
   Investments, at value (Note 2)*                                              $203,678,403  $ 46,423,531     $6,203,720
   Cash                                                                                  303           818            492
   Cash denominated in foreign currencies**                                               --            --            116
   Receivable for investments sold                                                        --            --         10,804
   Receivable for Trust shares sold                                                   96,141        22,335         17,741
   Unrealized appreciation on forward currency contracts (Note 8)                    488,921            --             --
   Dividends receivable                                                              177,973        82,189          6,369
   Interest receivable                                                                   367            72             15
   Receivable from investment adviser (Note 3)                                            --            --         14,704
   Other assets                                                                        5,420         1,686            284
                                                                         -------------------  ------------  -------------
     Total assets                                                                204,447,528    46,530,631      6,254,245
                                                                         -------------------  ------------  -------------
LIABILITIES
   Payables for:
     Investments purchased                                                                --            --         56,040
     Trust shares redeemed                                                           728,580        24,960              8
     Investment advisory fee payable (Note 3)                                        121,614        29,396          3,813
     Administration fee payable                                                       11,174         2,352            305
     Custodian fees payable                                                           17,645         2,646             --
     Directors fee payable                                                             2,580         2,046          3,058
   Accrued expenses                                                                   47,995        23,369         40,906
                                                                         -------------------  ------------  -------------
     Total liabilities                                                               929,588        84,769        104,130
                                                                         -------------------  ------------  -------------
NET ASSETS                                                                      $203,517,940  $ 46,445,862     $6,150,115
                                                                         ===================  ============  =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                              $190,803,824  $ 51,067,297     $5,894,007
   Accumulated net realized gain (loss)                                          (15,024,628)  (13,240,392)        (8,782)
   Accumulated unrealized appreciation (depreciation) on investments
    and foreign currency                                                          22,751,863     8,229,029        264,753
   Undistributed (distributions in excess of) net investment income                4,986,881       389,928            137
                                                                         -------------------  ------------  -------------
NET ASSETS                                                                      $203,517,940  $ 46,445,862     $6,150,115
                                                                         ===================  ============  =============
CAPITAL SHARES OUTSTANDING                                                        16,275,354     3,643,620        570,752
                                                                         ===================  ============  =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE                                    $      12.50  $      12.75     $    10.78
                                                                         ===================  ============  =============

--------------------------------------------------------------------------------------------------------------------------
* Investments at cost                                                           $181,410,140  $ 38,194,502     $5,938,967
**Cost of cash denominated in foreign currencies                                          --            --            116

                       See notes to financial statements

Style Focus Series:  Style Focus Series:  Travelers    U.S. Government
 Small Cap Growth      Small Cap Value   Quality Bond    Securities
     Portfolio            Portfolio       Portfolio       Portfolio
-------------------  ------------------- ------------  ---------------
         $5,923,932           $5,553,260 $177,479,341     $278,579,602
            167,592               25,484       12,247               99
                 --                   --           --               --
              3,351                   --           --               --
             10,603               11,631        8,925           16,495
              2,159                8,808           --               --
                 --                   27    1,997,532        1,841,288
              9,184                5,566           --               --
                303                  279        8,170           10,964
-------------------  ------------------- ------------  ---------------
          6,117,124            5,605,055  179,506,215      280,448,448
-------------------  ------------------- ------------  ---------------
              8,020              227,344           --       16,317,110
                 82                   74      272,777          285,339
              4,374                   --       49,105           71,444
                307                  265        8,812           13,237
              9,400                  792        9,996            6,128
              3,058                3,058        2,734            2,734
             16,914               41,020       58,175           52,783
-------------------  ------------------- ------------  ---------------
             42,155              272,553      401,599       16,748,775
-------------------  ------------------- ------------  ---------------
         $6,074,969           $5,332,502 $179,104,616     $263,699,673
===================  =================== ============  ===============
         $5,619,057           $4,967,243 $178,071,754     $247,368,938
             13,861               25,524   (4,496,317)       3,262,948
            458,008              337,219   (1,647,348)       2,505,089
            (15,957)               2,516    7,176,527       10,562,698
-------------------  ------------------- ------------  ---------------
         $6,074,969           $5,332,502 $179,104,616     $263,699,673
===================  =================== ============  ===============
            536,576              476,328   15,980,535       19,846,722
===================  =================== ============  ===============
         $    11.32           $    11.20 $      11.21     $      13.29
===================  =================== ============  ===============

----------------------------------------------------------------------
         $5,465,923           $5,216,041 $179,126,689     $276,074,513
                 --                   --           --               --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005



                                                                                   Convertible   Disciplined      Equity
                                                                                   Securities   Mid Cap Stock     Income
                                                                                    Portfolio     Portfolio      Portfolio
                                                                                   -----------  -------------  ------------
INVESTMENT INCOME:
    Dividends (1)                                                                  $   834,733   $  2,874,888  $  7,002,421
    Interest                                                                         2,579,219         78,697       213,086
                                                                                   -----------  -------------  ------------
       Total investment income                                                       3,413,952      2,953,585     7,215,507
                                                                                   -----------  -------------  ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                   628,179      1,383,571     2,668,019
    Administration fees                                                                 62,818        118,592       217,973
    Custody and accounting fees                                                         20,933         32,145        79,928
    Audit                                                                               22,270         22,122        22,254
    Legal                                                                               17,930         20,167        28,353
    Trustee fees and expenses                                                            9,678          9,178        11,568
    Shareholder reporting                                                               19,810         22,325        30,492
    Insurance                                                                            4,505          7,928        13,988
    Other                                                                                   82            701         1,001
                                                                                   -----------  -------------  ------------
       Total expenses                                                                  786,205      1,616,729     3,073,576
       Less fees waived and expenses reimbursed by the adviser                              --             --            --
                                                                                   -----------  -------------  ------------
    Net expenses                                                                       786,205      1,616,729     3,073,576
                                                                                   -----------  -------------  ------------
    Net investment income (loss)                                                     2,627,747      1,336,856     4,141,931
                                                                                   -----------  -------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                   1,646,578     34,704,113    28,154,562
       Futures contracts                                                                    --        238,621            --
       Foreign currency related transactions                                                --             --           230
                                                                                   -----------  -------------  ------------
          Net realized gain (loss) on investments, futures contracts and
            foreign currency related transactions                                    1,646,578     34,942,734    28,154,792
                                                                                   -----------  -------------  ------------
    Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency
          Beginning of year                                                          6,849,799     38,090,382    35,699,379
          End of year                                                                2,922,852     25,087,222    19,645,342
                                                                                   -----------  -------------  ------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts and foreign currency                                               (3,926,947)   (13,003,160)  (16,054,037)
                                                                                   -----------  -------------  ------------
    Net realized and unrealized gain (loss) on investments, futures contracts and
       foreign currency related transactions                                        (2,280,369)    21,939,574    12,100,755
                                                                                   -----------  -------------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $   347,378   $ 23,276,430  $ 16,242,686
                                                                                   ===========  =============  ============

----------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                 $     2,048   $        132  $     35,651
*For the period May 1, 2005 (commencement of operations) through
 December 31, 2005.
(a)Dividend income is from underlying funds.

                       See notes to financial statements

                                            Managed
 Federated    Federated      Large     Allocation Series:
 High Yield     Stock         Cap          Aggressive
 Portfolio    Portfolio    Portfolio       Portfolio*
-----------  -----------  -----------  ------------------
$    27,124  $   647,734  $ 2,474,365            $  5,187(a)
  6,940,786        3,449       62,205                 101
-----------  -----------  -----------  ------------------
  6,967,910      651,183    2,536,570               5,288
-----------  -----------  -----------  ------------------
    555,974      188,301    1,947,041               2,962
     51,321       18,077      156,185               1,185
     58,153       15,344       54,677               7,967
     22,103       22,109       22,254              14,938
     22,895       24,674       24,590              15,040
      9,244        9,268       11,544               6,639
     17,305       12,533       23,913               9,960
      3,375        1,228        8,761                  --
        310          205           --               2,489
-----------  -----------  -----------  ------------------
    740,680      291,739    2,248,965              61,180
         --       (5,521)          --             (54,268)
-----------  -----------  -----------  ------------------
    740,680      286,218    2,248,965               6,912
-----------  -----------  -----------  ------------------
  6,227,230      364,965      287,605              (1,624)
-----------  -----------  -----------  ------------------
   (653,965)   3,737,832   29,957,564               8,791
         --           --           --                  --
         --           --        2,519                  --
-----------  -----------  -----------  ------------------
   (653,965)   3,737,832   29,960,083               8,791
-----------  -----------  -----------  ------------------
  3,693,290    5,134,178   20,929,735                  --
    257,402    2,544,283   12,421,832             307,747
-----------  -----------  -----------  ------------------
 (3,435,888)  (2,589,895)  (8,507,903)            307,747
-----------  -----------  -----------  ------------------
 (4,089,853)   1,147,937   21,452,180             316,538
-----------  -----------  -----------  ------------------
$ 2,137,377  $ 1,512,902  $21,739,785            $314,914
===========  ===========  ===========  ==================

------------------------------------------------------------
$        --  $        --  $    11,631            $     --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005



                                                                                       Managed               Managed
                                                                                  Allocation Series:    Allocation Series:
                                                                                     Conservative            Moderate
                                                                                      Portfolio*            Portfolio*
                                                                                  ------------------    ------------------
INVESTMENT INCOME:
    Dividends (1)                                                                           $ 31,388(a)           $125,647(a)
    Interest                                                                                     111                   422
                                                                                  ------------------    ------------------
       Total investment income                                                                31,499               126,069
                                                                                  ------------------    ------------------
EXPENSES:
    Investment advisory fee (Note 3)                                                           2,535                10,031
    Administration fees                                                                        1,014                 4,013
    Custody and accounting fees                                                                7,967                 7,967
    Audit                                                                                     14,938                14,938
    Legal                                                                                     15,040                15,040
    Trustee fees and expenses                                                                  6,639                 6,639
    Shareholder reporting                                                                      9,960                 9,960
    Insurance                                                                                     --                    --
    Other                                                                                      2,489                 2,489
                                                                                  ------------------    ------------------
       Total expenses                                                                         60,582                71,077
       Less fees waived and expenses reimbursed by the adviser                               (54,666)              (47,670)
                                                                                  ------------------    ------------------
    Net expenses                                                                               5,916                23,407
                                                                                  ------------------    ------------------
    Net investment income (loss)                                                              25,583               102,662
                                                                                  ------------------    ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                            11,874                45,618
       Foreign currency related transactions                                                      --                    --
                                                                                  ------------------    ------------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                              11,874                45,618
                                                                                  ------------------    ------------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                                     --                    --
          End of period                                                                       48,782               581,282
                                                                                  ------------------    ------------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                       48,782               581,282
                                                                                  ------------------    ------------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                                   60,656               626,900
                                                                                  ------------------    ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                        $ 86,239              $729,562
                                                                                  ==================    ==================

------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                          $     --              $     --
*For the period May 1, 2005 (commencement of operations) through
 December 31, 2005.
(a)Dividend income is from underlying funds.
(b)Amount represents unrealized appreciation of all Holdings at December 31,
   2005, less unrealized appreciation of securities acquired from MFS Emerging
   Growth Portfolio at date of acquisition, February 25, 2005.

                                                                                       Managed
                                                                                  Allocation Series:
                                                                                      Moderate-
                                                                                      Aggressive
                                                                                      Portfolio*
                                                                                  ------------------
INVESTMENT INCOME:
    Dividends (1)                                                                         $  144,137(a)
    Interest                                                                                   1,068
                                                                                  ------------------
       Total investment income                                                               145,205
                                                                                  ------------------
EXPENSES:
    Investment advisory fee (Note 3)                                                          12,733
    Administration fees                                                                        5,093
    Custody and accounting fees                                                                7,967
    Audit                                                                                     14,938
    Legal                                                                                     15,040
    Trustee fees and expenses                                                                  6,639
    Shareholder reporting                                                                      9,960
    Insurance                                                                                     --
    Other                                                                                      2,489
                                                                                  ------------------
       Total expenses                                                                         74,859
       Less fees waived and expenses reimbursed by the adviser                               (45,149)
                                                                                  ------------------
    Net expenses                                                                              29,710
                                                                                  ------------------
    Net investment income (loss)                                                             115,495
                                                                                  ------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                            32,305
       Foreign currency related transactions                                                      --
                                                                                  ------------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                              32,305
                                                                                  ------------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                                     --
          End of period                                                                      873,887
                                                                                  ------------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                      873,887
                                                                                  ------------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                                  906,192
                                                                                  ------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $1,021,687
                                                                                  ==================

-------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                        $       --
*For the period May 1, 2005 (commencement of operations) through
 December 31, 2005.
(a)Dividend income is from underlying funds.
(b)Amount represents unrealized appreciation of all Holdings at December 31,
   2005, less unrealized appreciation of securities acquired from MFS Emerging
   Growth Portfolio at date of acquisition, February 25, 2005.

                       See notes to financial statements

     Managed
Allocation Series:
    Moderate-            Mercury           MFS
   Conservative       Large Cap Core  Mid Cap Growth     MFS Value
    Portfolio*          Portfolio       Portfolio        Portfolio
------------------    --------------  --------------    ----------
          $ 25,270(a)    $ 1,443,578    $  1,385,460    $1,450,221
               163             1,349         189,621        60,640
------------------    --------------  --------------    ----------
            25,433         1,444,927       1,575,081     1,510,861
------------------    --------------  --------------    ----------
             2,684           980,510       2,395,094       465,377
             1,074            75,910         191,049        38,619
             7,967            19,753          57,605        51,546
            14,938            22,071          22,240        21,774
            15,040            18,037          30,301        21,816
             6,639             9,444           9,537         9,544
             9,960            24,111          42,703        24,224
                --             5,028          12,641         2,398
             2,489               308          31,642         9,324
------------------    --------------  --------------    ----------
            60,791         1,155,172       2,792,812       644,622
           (54,527)               --              --        (6,348)
------------------    --------------  --------------    ----------
             6,264         1,155,172       2,792,812       638,274
------------------    --------------  --------------    ----------
            19,169           289,755      (1,217,731)      872,587
------------------    --------------  --------------    ----------
             3,779        14,200,937      37,460,773     3,413,463
                --               191         (26,509)        1,490
------------------    --------------  --------------    ----------
             3,779        14,201,128      37,434,264     3,414,953
------------------    --------------  --------------    ----------
                --        19,749,091      40,384,036     8,155,853
           136,287        19,708,006      18,862,117(b)  8,208,345
------------------    --------------  --------------    ----------
           136,287           (41,085)    (21,521,919)       52,492
------------------    --------------  --------------    ----------
           140,066        14,160,043      15,912,345     3,467,445
------------------    --------------  --------------    ----------
          $159,235       $14,449,798    $ 14,694,614    $4,340,032
==================    ==============  ==============    ==========

-------------------------------------------------------------------
          $     --       $        --    $      8,771    $   14,335
                --                --              --            --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005


                                                                                      Mondrian         Pioneer      Pioneer
                                                                                 International Stock    Fund     Mid Cap Value
                                                                                      Portfolio       Portfolio   Portfolio*
                                                                                 -------------------  ---------- -------------
INVESTMENT INCOME:
    Dividends (1)                                                                        $ 5,970,098  $  742,957      $ 39,724
    Interest (2)                                                                             201,070      27,901         3,166
                                                                                 -------------------  ---------- -------------
       Total investment income                                                             6,171,168     770,858        42,890
                                                                                 -------------------  ---------- -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                       1,410,238     283,477        22,433
    Administration fees                                                                      113,955      22,678         1,795
    Custody and accounting fees                                                              113,340      15,742        11,951
    Audit                                                                                     22,053      21,988        19,918
    Legal                                                                                     25,168      20,468        15,040
    Trustee fees and expenses                                                                  8,462       9,688         6,639
    Shareholder reporting                                                                     22,914       4,804        11,951
    Insurance                                                                                  7,750       1,532            --
    Other                                                                                     11,079         553         2,487
                                                                                 -------------------  ---------- -------------
       Total expenses                                                                      1,734,959     380,930        92,214
       Less fees waived and expenses reimbursed by the adviser                                    --          --       (62,305)
                                                                                 -------------------  ---------- -------------
    Net expenses                                                                           1,734,959     380,930        29,909
                                                                                 -------------------  ---------- -------------
    Net investment income (loss)                                                           4,436,209     389,928        12,981
                                                                                 -------------------  ---------- -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                        20,942,418     805,103        90,270
       Foreign currency related transactions                                                (161,358)         --            --
                                                                                 -------------------  ---------- -------------
          Net realized gain (loss) on investments and foreign currency
            related transactions                                                          20,781,060     805,103        90,270
                                                                                 -------------------  ---------- -------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                             29,915,254   6,944,228            --
          End of period                                                                   22,751,863   8,229,029       264,753
                                                                                 -------------------  ---------- -------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                   (7,163,391)  1,284,801       264,753
                                                                                 -------------------  ---------- -------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       related transactions                                                               13,617,669   2,089,904       355,023
                                                                                 -------------------  ---------- -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                     $18,053,878  $2,479,832      $368,004
                                                                                 ===================  ========== =============

-------------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                       $   739,494  $    7,038      $     89
(2)Interest income includes security lending income of:                                      113,461          --            --
 *For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                       See notes to financial statements

Style Focus Series:  Style Focus Series:   Travelers    U.S. Government
 Small Cap Growth      Small Cap Value    Quality Bond    Securities
    Portfolio*           Portfolio*        Portfolio       Portfolio
-------------------  -------------------  ------------  ---------------
           $ 10,220             $ 51,131   $        --      $        --
              5,140                2,137     7,458,902       11,634,334
-------------------  -------------------  ------------  ---------------
             15,360               53,268     7,458,902       11,634,334
-------------------  -------------------  ------------  ---------------
             26,177               22,380       596,346          809,925
              1,848                1,628       110,674          150,311
             23,902               23,902        28,870           27,166
             19,918               19,918        22,004           22,048
             15,040               15,040        29,596           25,384
              6,639                6,639         8,915            8,615
             11,951               11,951        20,741           15,959
                 --                   --         8,676           11,569
              2,489                2,489           526              651
-------------------  -------------------  ------------  ---------------
            107,964              103,947       826,348        1,071,628
            (74,088)             (74,107)           --               --
-------------------  -------------------  ------------  ---------------
             33,876               29,840       826,348        1,071,628
-------------------  -------------------  ------------  ---------------
            (18,516)              23,428     6,632,554       10,562,706
-------------------  -------------------  ------------  ---------------
            130,603               81,224      (703,128)       3,263,108
                (83)                  --            --               --
-------------------  -------------------  ------------  ---------------
            130,520               81,224      (703,128)       3,263,108
-------------------  -------------------  ------------  ---------------
                 --                   --     1,269,180        6,322,679
            458,008              337,219    (1,647,348)       2,505,089
-------------------  -------------------  ------------  ---------------
            458,008              337,219    (2,916,528)      (3,817,590)
-------------------  -------------------  ------------  ---------------
            588,528              418,443    (3,619,656)        (554,482)
-------------------  -------------------  ------------  ---------------
           $570,012             $441,871   $ 3,012,898      $10,008,224
===================  ===================  ============  ===============

------------------------------------------------------------------------
           $     29             $    155   $        --      $        --
                 --                   --            --               --

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005

                                                                                         Convertible
                                                                                    Securities Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $  2,627,747  $  2,342,782
    Net realized gain (loss) on investments, futures contracts and foreign
       currency related transactions                                                1,646,578       976,485
    Net change in unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency related transactions                 (3,926,947)    2,664,418
                                                                                 ------------  ------------  -
    Net increase in net assets resulting from operations                              347,378     5,983,685
                                                                                 ------------  ------------  -
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                     (2,701,552)   (2,307,074)
    From net realized gains                                                        (1,863,687)           --
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                        (4,565,239)   (2,307,074)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      12,333,791    33,647,713
    Net asset value of shares issued through dividend reinvestment                  4,565,239     2,307,074
    Cost of shares repurchased                                                    (18,294,511)   (6,655,212)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions          (1,395,481)   29,299,575
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            (5,613,342)   32,976,186
    Net assets at beginning of year                                               109,307,565    76,331,379
                                                                                 ------------  ------------
    Net assets at end of year                                                    $103,694,223  $109,307,565
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $    (14,456) $     40,111
                                                                                 ============  ============

-----------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                                                                                         Disciplined
                                                                                   Mid Cap Stock Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $  1,336,856  $    497,527
    Net realized gain (loss) on investments, futures contracts and foreign
       currency related transactions                                               34,942,734    15,193,127
    Net change in unrealized appreciation (depreciation) on investments,
       futures contracts and foreign currency related transactions                (13,003,160)   11,904,347
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations                           23,276,430    27,595,001
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                             --      (508,893)
    From net realized gains                                                        (2,217,847)   (5,360,391)
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                        (2,217,847)   (5,869,284)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      16,734,545    24,387,730
    Net asset value of shares issued through dividend reinvestment                  2,217,847     5,869,284
    Cost of shares repurchased                                                    (30,891,516)  (19,071,361)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions         (11,939,124)   11,185,653
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                             9,119,459    32,911,370
    Net assets at beginning of year                                               197,828,058   164,916,688
                                                                                 ------------  ------------
    Net assets at end of year                                                    $206,947,517  $197,828,058
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $  1,338,933  $      7,623
                                                                                 ============  ============

------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

          Equity                         Federated
     Income Portfolio              High Yield Portfolio
--------------------------      --------------------------
 Year Ended    Year Ended        Year Ended    Year Ended
December 31,  December 31,      December 31,  December 31,
    2005         2004*              2005         2004*
----------------------------    ---------------------------
$  4,141,931  $  4,306,673      $  6,227,230  $  5,946,244
  28,154,792    14,556,038          (653,965)    1,202,342
 (16,054,037)   13,069,565        (3,435,888)      749,397
------------  ------------  -   ------------  ------------
  16,242,686    31,932,276         2,137,377     7,897,983
------------  ------------  -   ------------  ------------
          --    (4,384,748)               --    (6,213,875)
  (5,182,603)  (15,860,220)               --            --
------------  ------------      ------------  ------------
  (5,182,603)  (20,244,968)               --    (6,213,875)
------------  ------------      ------------  ------------
  38,173,570    49,762,623         9,104,584    14,459,403
   5,182,603    20,244,968                --     6,213,875
 (39,717,590)  (20,346,265)      (14,175,437)  (11,216,237)
------------  ------------      ------------  ------------
   3,638,583    49,661,326        (5,070,853)    9,457,041
------------  ------------      ------------  ------------
  14,698,666    61,348,634        (2,933,476)   11,141,149
 358,842,461   297,493,827        86,937,291    75,796,142
------------  ------------      ------------  ------------
$373,541,127  $358,842,461      $ 84,003,815  $ 86,937,291
============  ============      ============  ============
$  4,214,782  $     78,439      $  6,128,422  $   (263,984)
============  ============      ============  ============

-----------------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005




                                                      Federated                    Large Cap
                                                   Stock Portfolio                 Portfolio
                                              ------------------------    --------------------------
                                               Year Ended   Year Ended     Year Ended    Year Ended
                                              December 31, December 31,   December 31,  December 31,
                                                  2005        2004*           2005         2004*
                                              --------------------------  ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)               $   364,965  $   444,940    $    287,605  $  1,991,693
   Net realized gain on investments and
       foreign currency related transactions    3,737,832    1,268,513      29,960,083     7,905,466
   Net change in unrealized appreciation
       (depreciation) on investments and
       foreign currency related transactions   (2,589,895)   1,454,617      (8,507,903)    7,153,395
                                              -----------  -----------    ------------  ------------
   Net increase in net assets resulting from
       operations                               1,512,902    3,168,070      21,739,785    17,050,554
                                              -----------  -----------    ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income                          --     (451,992)             --    (2,103,304)
   From net realized gains                             --           --              --            --
                                              -----------  -----------    ------------  ------------
   Net decrease in net assets resulting from
       distributions                                   --     (451,992)             --    (2,103,304)
                                              -----------  -----------    ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
   Proceeds from shares sold                      931,671    2,342,984      15,406,305    54,371,360
   Net asset value of shares issued through
       dividend reinvestment                           --      451,992              --     2,103,304
   Cost of shares repurchased                  (6,775,891)  (4,775,545)    (39,446,770)  (31,061,137)
                                              -----------  -----------    ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions         (5,844,220)  (1,980,569)    (24,040,465)   25,413,527
                                              -----------  -----------    ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (4,331,318)     735,509      (2,300,680)   40,360,777
   Net assets at beginning of period           32,538,895   31,803,386     268,160,422   227,799,645
                                              -----------  -----------    ------------  ------------
   Net assets at end of period                $28,207,577  $32,538,895    $265,859,742  $268,160,422
                                              ===========  ===========    ============  ============
   Net assets at end of period includes
       accumulated undistributed
       (distributions in excess of) net
       investment income                      $   364,965  $        --    $    278,988  $        135
                                              ===========  ===========    ============  ============

-----------------------------------------------------------------------------------------------------
* Audited by other Independent Registered
  Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations)
  through December 31, 2005.

                       See notes to financial statements

     Managed             Managed               Managed              Managed
Allocation Series:  Allocation Series:    Allocation Series:  Allocation Series:
    Aggressive         Conservative            Moderate       Moderate-Aggressive
    Portfolio           Portfolio             Portfolio            Portfolio
------------------  ------------------    ------------------  -------------------
   Period Ended        Period Ended          Period Ended        Period Ended
   December 31,        December 31,          December 31,        December 31,
      2005**              2005**                2005**              2005**
------------------  ------------------    ------------------  -------------------
        $   (1,624)         $   25,583           $   102,662          $   115,495
             8,791              11,874                45,618               32,305
           307,747              48,782               581,282              873,887
        ----------          ----------           -----------          -----------
           314,914              86,239               729,562            1,021,687
        ----------          ----------           -----------          -----------
                --             (25,570)             (102,686)            (115,513)
            (5,175)             (8,422)              (16,568)             (12,631)
        ----------          ----------           -----------          -----------
            (5,175)            (33,992)             (119,254)            (128,144)
        ----------          ----------           -----------          -----------
         4,829,038           5,099,817            21,951,635           25,017,438
             5,175              33,992               119,254              128,144
          (169,850)           (524,691)             (678,141)            (576,578)
        ----------          ----------           -----------          -----------
         4,664,363           4,609,118            21,392,748           24,569,004
        ----------          ----------           -----------          -----------
         4,974,102           4,661,365            22,003,056           25,462,547
                --                  --                    --                   --
        ----------          ----------           -----------          -----------
        $4,974,102          $4,661,365           $22,003,056          $25,462,547
        ==========          ==========           ===========          ===========
        $       --          $       --           $        --          $        --
        ==========          ==========           ===========          ===========

----------------------------------------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                        Managed Allocation Series:
                                                                                      Moderate-Conservative Portfolio
                                                                                      -------------------------------
                                                                                               Period Ended
                                                                                               December 31,
                                                                                                  2005**
                                                                                      --------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                                $   19,169
    Net realized gain on investments and foreign currency related transactions                       3,779
    Net change in unrealized appreciation (depreciation) on investments and foreign
       currency related transactions                                                               136,287
                                                                                                ----------
    Net increase in net assets resulting from operations                                           159,235
                                                                                                ----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                     (19,171)
    From net realized gains                                                                         (1,766)
                                                                                                ----------
    Net decrease in net assets resulting from distributions                                        (20,937)
                                                                                                ----------
CAPITAL SHARE TRANSACTIONS (NOTES 4, 5 AND 10):
    Proceeds from shares sold                                                                    4,186,360
    Net asset value of shares issued through acquisition                                                --
    Net asset value of shares issued through dividend reinvestment                                  20,937
    Cost of shares repurchased                                                                     (19,144)
                                                                                                ----------
    Net increase (decrease) in net assets from capital share transactions                        4,188,153
                                                                                                ----------
TOTAL INCREASE IN NET ASSETS                                                                     4,326,451
    Net assets at beginning of period                                                                   --
                                                                                                ----------
    Net assets at end of period                                                                 $4,326,451
                                                                                                ==========
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                                         $       --
                                                                                                ==========

------------------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                                                                                                Mercury
                                                                                       Large Cap Core Portfolio
                                                                                      --------------------------
                                                                                       Year Ended    Year Ended
                                                                                      December 31,  December 31,
                                                                                          2005         2004*
                                                                                      ---------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                      $    289,755  $    589,652
    Net realized gain on investments and foreign currency related transactions          14,201,128     3,315,382
    Net change in unrealized appreciation (depreciation) on investments and foreign
       currency related transactions                                                       (41,085)   13,604,210
                                                                                      ------------  ------------
    Net increase in net assets resulting from operations                                14,449,798    17,509,244
                                                                                      ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                  --      (649,324)
    From net realized gains                                                                     --            --
                                                                                      ------------  ------------
    Net decrease in net assets resulting from distributions                                     --      (649,324)
                                                                                      ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4, 5 AND 10):
    Proceeds from shares sold                                                            8,098,367     6,563,038
    Net asset value of shares issued through acquisition                                        --            --
    Net asset value of shares issued through dividend reinvestment                              --       649,324
    Cost of shares repurchased                                                         (17,219,174)  (13,772,846)
                                                                                      ------------  ------------
    Net increase (decrease) in net assets from capital share transactions               (9,120,807)   (6,560,484)
                                                                                      ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                             5,328,991    10,299,436
    Net assets at beginning of period                                                  125,499,714   115,200,278
                                                                                      ------------  ------------
    Net assets at end of period                                                       $130,828,705  $125,499,714
                                                                                      ============  ============
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                               $    289,946  $         --
                                                                                      ============  ============

-----------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                       See notes to financial statements

            MFS                           MFS
 Mid Cap Growth Portfolio           Value Portfolio
----------------------------  ---------------------------
 Year Ended    Year Ended      Year Ended    Year Ended
December 31,  December 31,    December 31,  December 31,
    2005         2004*            2005         2004*
----------------------------  ---------------------------
$ (1,217,731) $ (1,280,375)    $   872,587   $   509,059
  37,434,264    21,210,374       3,414,953     2,337,323
 (21,521,919)    6,180,871          52,492     3,327,650
------------  ------------     -----------   -----------
  14,694,614    26,110,870       4,340,032     6,174,032
------------  ------------     -----------   -----------
          --            --        (869,869)     (510,816)
          --            --      (3,134,554)     (389,047)
------------  ------------     -----------   -----------
          --            --      (4,004,423)     (899,863)
------------  ------------     -----------   -----------
   7,809,074    16,179,515      31,389,149     9,087,552
 157,413,642            --              --            --
          --            --       4,004,423       899,863
 (55,470,667)  (24,308,636)     (4,323,830)   (8,137,170)
------------  ------------     -----------   -----------
 109,752,049    (8,129,121)     31,069,742     1,850,245
------------  ------------     -----------   -----------
 124,446,663    17,981,749      31,405,351     7,124,414
 210,589,528   192,607,779      47,252,403    40,127,989
------------  ------------     -----------   -----------
$335,036,191  $210,589,528     $78,657,754   $47,252,403
============  ============     ===========   ===========
$       (669) $         --     $        --   $       908
============  ============     ===========   ===========

---------------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                               Mondrian
                                                                                          International Stock
                                                                                               Portfolio
                                                                                      --------------------------
                                                                                       Year Ended    Year Ended
                                                                                      December 31,  December 31,
                                                                                          2005         2004*
                                                                                      ------------  ------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                      $  4,436,209  $  2,138,466
    Net realized gain on investments and foreign currency related transactions          20,781,060    13,861,266
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                            (7,163,391)    8,410,207
                                                                                      ------------  ------------
    Net increase in net assets resulting from operations                                18,053,878    24,409,939
                                                                                      ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                            (100,497)   (2,613,383)
    From net realized gains                                                                     --            --
                                                                                      ------------  ------------
    Net decrease in net assets resulting from distributions                               (100,497)   (2,613,383)
                                                                                      ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                           28,572,300    53,475,176
    Net asset value of shares issued through dividend reinvestment                         100,497     2,613,383
    Cost of shares repurchased                                                         (24,282,412)  (24,585,856)
                                                                                      ------------  ------------
    Net increase in net assets from capital share transactions                           4,390,385    31,502,703
                                                                                      ------------  ------------
TOTAL INCREASE IN NET ASSETS                                                            22,343,766    53,299,259
    Net assets at beginning of period                                                  181,174,174   127,874,915
                                                                                      ------------  ------------
    Net assets at end of period                                                       $203,517,940  $181,174,174
                                                                                      ============  ============
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                               $  4,986,881  $   (547,069)
                                                                                      ============  ============

------------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.


                                                                                       Pioneer Fund Portfolio
                                                                                      ------------------------
                                                                                       Year Ended   Year Ended
                                                                                      December 31, December 31,
                                                                                          2005        2004*
                                                                                      ------------ ------------
INCREASE IN NET ASSETS:
OPERATIONS:
    Net investment income (loss)                                                      $   389,928  $   284,182
    Net realized gain on investments and foreign currency related transactions            805,103      655,645
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                            1,284,801    2,315,841
                                                                                      -----------  -----------
    Net increase in net assets resulting from operations                                2,479,832    3,255,668
                                                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                                 --     (285,115)
    From net realized gains                                                                    --           --
                                                                                      -----------  -----------
    Net decrease in net assets resulting from distributions                                    --     (285,115)
                                                                                      -----------  -----------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                          14,587,987    5,455,069
    Net asset value of shares issued through dividend reinvestment                             --      285,115
    Cost of shares repurchased                                                         (3,255,212)  (3,478,475)
                                                                                      -----------  -----------
    Net increase in net assets from capital share transactions                         11,332,775    2,261,709
                                                                                      -----------  -----------
TOTAL INCREASE IN NET ASSETS                                                           13,812,607    5,232,262
    Net assets at beginning of period                                                  32,633,255   27,400,993
                                                                                      -----------  -----------
    Net assets at end of period                                                       $46,445,862  $32,633,255
                                                                                      ===========  ===========
    Net assets at end of period includes accumulated undistributed (distributions in
       excess of) net investment income                                               $   389,928  $        --
                                                                                      ===========  ===========

---------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)
**For the period May 1, 2005 (commencement of operations) through
  December 31, 2005.

                       See notes to financial statements

   Pioneer    Style Focus Series: Style Focus Series:
Mid Cap Value  Small Cap Growth     Small Cap Value
  Portfolio        Portfolio           Portfolio
------------- ------------------- -------------------
Period Ended     Period Ended        Period Ended
December 31,     December 31,        December 31,
   2005**           2005**              2005**
------------- ------------------- -------------------
 $   12,981       $  (18,516)         $   23,428
     90,270          130,520              81,224

    264,753          458,008             337,219
 ----------       ----------          ----------
    368,004          570,012             441,871
 ----------       ----------          ----------
    (12,844)              --             (20,912)
    (99,052)        (114,100)            (55,700)
 ----------       ----------          ----------
   (111,896)        (114,100)            (76,612)
 ----------       ----------          ----------
  6,050,498        5,811,149           5,016,436
    111,896          114,100              76,612
   (268,387)        (306,192)           (125,805)
 ----------       ----------          ----------
  5,894,007        5,619,057           4,967,243
 ----------       ----------          ----------
  6,150,115        6,074,969           5,332,502
         --               --                  --
 ----------       ----------          ----------
 $6,150,115       $6,074,969          $5,332,502
 ==========       ==========          ==========
 $      137       $  (15,957)         $    2,516
 ==========       ==========          ==========

-----------------------------------------------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

DECEMBER 31, 2005


                                                                                      Travelers Quality
                                                                                       Bond Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ----------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $  6,632,554  $  7,188,168
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                                  (703,128)      865,318
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                       (2,916,528)   (1,671,033)
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations                            3,012,898     6,382,453
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                             --    (8,995,106)
    From net realized gains                                                                --            --
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                                --    (8,995,106)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      19,925,046    16,645,993
    Net asset value of shares issued through dividend reinvestment                         --     8,995,106
    Cost of shares repurchased                                                    (33,148,315)  (42,786,580)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions         (13,223,269)  (17,145,481)
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                           (10,210,371)  (19,758,134)
    Net assets at beginning of year                                               189,314,987   209,073,121
                                                                                 ------------  ------------
    Net assets at end of year                                                    $179,104,616  $189,314,987
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $  7,176,527  $ (1,564,284)
                                                                                 ============  ============

---------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                                                                                       U.S. Government
                                                                                    Securities Portfolio
                                                                                 --------------------------
                                                                                  Year Ended    Year Ended
                                                                                 December 31,  December 31,
                                                                                     2005         2004*
                                                                                 ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
    Net investment income                                                        $ 10,562,706  $  9,421,050
    Net realized gain (loss) on investments and foreign currency related
       transactions                                                                 3,263,108       409,444
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency related transactions                                       (3,817,590)    3,571,197
                                                                                 ------------  ------------
    Net increase in net assets resulting from operations                           10,008,224    13,401,691
                                                                                 ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
    From net investment income                                                           (194)   (9,496,007)
    From net realized gains                                                          (239,219)     (413,800)
                                                                                 ------------  ------------
    Net decrease in net assets resulting from distributions                          (239,413)   (9,909,807)
                                                                                 ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 5 AND 10):
    Proceeds from shares sold                                                      65,826,941    33,869,285
    Net asset value of shares issued through dividend reinvestment                    239,413     9,909,807
    Cost of shares repurchased                                                    (28,456,411)  (40,832,013)
                                                                                 ------------  ------------
    Net increase (decrease) in net assets from capital share transactions          37,609,943     2,947,079
                                                                                 ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                            47,378,754     6,438,963
    Net assets at beginning of year                                               216,320,919   209,881,956
                                                                                 ------------  ------------
    Net assets at end of year                                                    $263,699,673  $216,320,919
                                                                                 ============  ============
    Net assets at end of year includes accumulated undistributed (distributions
       in excess of) net investment income                                       $ 10,562,698  $        186
                                                                                 ============  ============

------------------------------------------------------------------------------------------------------------
*Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                            NET ASSET                   NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                            VALUE                       UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                            BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE YEAR ENDED: YEAR         INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
    CONVERTIBLE SECURITIES PORTFOLIO        ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $12.35        $0.31 (a)        $(0.27)   $  0.04    $(0.32)      $(0.22)
      12/31/2004++                              11.87         0.27 (a)       0.48 (a)      0.75     (0.27)           --
      12/31/2003++                               9.67         0.39 (a)       2.15 (a)      2.54     (0.34)           --
      12/31/2002++                              11.32         0.45 (a)      (1.26)(a)    (0.81)     (0.77)       (0.07)
      12/31/2001++                              12.06      0.47 (a)(c)   (0.56)(a)(c)    (0.09)     (0.21)       (0.44)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    DISCIPLINED MID CAP STOCK PORTFOLIO     ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $19.76        $0.14 (a)     $ 2.29 (a)   $  2.43    $    --      $(0.23)
      12/31/2004++                              17.49         0.05 (a)       2.82 (a)      2.87     (0.05)       (0.55)
      12/31/2003++                              13.11             0.05           4.38      4.43     (0.05)           --
      12/31/2002++                              15.41             0.03         (2.23)    (2.20)     (0.08)       (0.02)
      12/31/2001++                              17.26         0.06 (a)      (0.78)(a)    (0.72)     (0.04)         1.09
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    EQUITY INCOME PORTFOLIO                 ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $17.17        $0.19 (a)     $ 0.56 (a)   $  0.75    $    --      $(0.24)
      12/31/2004++                              16.59             0.21           1.39      1.60     (0.22)       (0.80)
      12/31/2003++                              12.75             0.14           3.83      3.97     (0.13)           --
      12/31/2002++                              14.99         0.16 (a)      (2.25)(a)    (2.09)     (0.15)           --
      12/31/2001++                              16.26         0.20 (a)      (1.27)(a)    (1.07)     (0.16)       (0.04)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    FEDERATED HIGH YIELD PORTFOLIO          ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $ 8.62        $0.63 (a)     $(0.41)(a)   $  0.22    $    --      $    --
      12/31/2004++                               8.41             0.64           0.23      0.87     (0.66)           --
      12/31/2003++                               7.37         0.65 (a)       1.00 (a)      1.65     (0.61)           --
      12/31/2002++                               8.55         0.74 (a)      (0.46)(a)      0.28     (1.46)           --
      12/31/2001++                               9.50      0.97 (a)(c)   (0.77)(a)(c)      0.20     (1.15)           --
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    FEDERATED STOCK PORTFOLIO               ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $16.56        $0.20 (a)     $ 0.68 (a)   $  0.88    $    --      $    --
      12/31/2004++                              15.19             0.23           1.37      1.60     (0.23)           --
      12/31/2003++                              12.06             0.20           3.13      3.33     (0.20)           --
      12/31/2002++                              15.40             0.16         (3.13)    (2.97)     (0.37)           --
      12/31/2001++                              15.99             0.16           0.11      0.27     (0.20)       (0.66)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------
    LARGE CAP PORTFOLIO                     ------------ -------------- -------------- ---------- ---------- -------------

      12/31/2005                               $13.93        $0.02 (a)     $ 1.20 (a)   $  1.22    $    --      $    --
      12/31/2004++                              13.18             0.10           0.76      0.86     (0.11)           --
      12/31/2003++                              10.61             0.05           2.57      2.62     (0.05)           --
      12/31/2002++                              13.82         0.05 (a)      (3.20)(a)    (3.15)     (0.06)           --
      12/31/2001++                              16.81         0.07 (a)      (2.98)(a)    (2.91)     (0.07)       (0.01)
-------------------------------------       ------------ -------------- -------------- ---------- ---------- -------------

** Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year.
(c) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation. Without the adoption of this change, for the year ended December 31, 2001, the ratio of net investment income to average net assets would have been 3.99%. In addition, the impact of this change to net investment income and net unrealized loss was less than $0.01 per share for the Convertible Securities Portfolio. Without the adoption of this change , for the year ended December 31, 2001, those amounts would have been $0.98, $0.78 and 10.51% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Federated High Yield Portfolio.
++ Audited by other Independent Registered Public Accounting Firm. (Note 15)

                       See notes to financial statements

                                                                  RATIO OF      RATIO OF NET
                                                      RATIO OF    EXPENSES TO   INVESTMENT
              NET ASSET                NET ASSETS END EXPENSES TO AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END                OF YEAR        AVERAGE NET ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF YEAR   TOTAL RETURN** (IN MILLIONS)  ASSETS      REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.54)     $11.85       0.34 %          $104          0.75%       0.75%           2.51%         150%
    (0.27)      12.35         6.29           109        0.74(b)        0.75            2.50          32
    (0.34)      11.87        26.26            76           0.78        0.78            3.61          44
    (0.84)       9.67       (6.99)            49        0.80(b)        0.81            4.36          46
    (0.65)      11.32       (0.82)            50           0.79        0.79         3.95(c)          56
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.23)     $21.96      12.42 %          $207          0.82%       0.82%           0.68%         116%
    (0.60)      19.76        16.45           198        0.80(b)        0.82            0.28          91
    (0.05)      17.49        33.75           165           0.82        0.82            0.38          61
    (0.10)      13.11      (14.32)           111           0.85        0.85            0.23          67
    (1.13)      15.41       (4.02)           113           0.83        0.83            0.37          40
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.24)     $17.68       4.47 %          $374          0.85%       0.85%           1.14%         150%
    (1.02)      17.17         9.88           359        0.85(b)        0.86            1.35         119
    (0.13)      16.59        31.17           297           0.87        0.87            1.11         141
    (0.15)      12.75      (13.94)           191           0.84        0.84            1.14         131
    (0.20)      14.99       (6.61)           200           0.85        0.85            1.28         121
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $ 8.84       2.55 %          $ 84          0.87%       0.87%           7.28%          36%
    (0.66)       8.62        10.38            87        0.83(b)        0.87            7.42          38
    (0.61)       8.41        22.39            76           0.90        0.90            7.93          57
    (1.46)       7.37         3.72            48           0.89        0.89            9.09          58
    (1.15)       8.55         1.94            40           0.89        0.89        10.45(c)          44
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $17.44       5.31 %          $ 28          0.95%       0.97%           1.21%          44%
    (0.23)      16.56        10.55            33           0.83        0.94            1.42          31
    (0.20)      15.19        27.61            32           0.91        0.91            1.50          41
    (0.37)      12.06      (19.32)            27           0.84        0.84            1.14          13
    (0.86)      15.40         1.67            44           0.81        0.81            0.99          14
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $15.15       8.69 %          $266          0.86%       0.86%           0.11%         217%
    (0.11)      13.93         6.52           268        0.86(b)        0.86            0.81          56
    (0.05)      13.18        24.67           228           0.86        0.86            0.43          60
    (0.06)      10.61      (22.79)           180           0.85        0.85            0.44          95
    (0.08)      13.82      (17.33)           249           0.83        0.83            0.50         131
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------


                       See notes to financial statements

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                           NET ASSET                   NET REALIZED/             DIVIDENDS
                                                           VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                           BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE PERIOD ENDED:              PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $(0.01)(a)(d)    $ 1.26 (a)    $  1.25    $    --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.12 (a)(d)    $ 0.30 (a)    $  0.42    $(0.06)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.14 (a)(d)    $ 0.72 (a)    $  0.86    $(0.05)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.12 (a)(d)    $ 0.86 (a)    $  0.98    $(0.05)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO ------------ -------------- -------------- ---------- ----------

  05/01/2005 to 12/31/2005 (c)                                $10.00    $ 0.09 (a)(d)    $ 0.54 (a)    $  0.63    $(0.05)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MERCURY LARGE CAP CORE PORTFOLIO                           ------------ -------------- -------------- ---------- ----------

  12/31/2005                                                  $ 9.05    $    0.02 (a)    $ 1.07 (a)    $  1.09    $    --
  12/31/2004++                                                  7.85             0.04          1.21       1.25     (0.05)
  12/31/2003++                                                  6.52             0.05          1.33       1.38     (0.05)
  12/31/2002++                                                  8.77         0.03 (a)     (2.23)(a)     (2.20)     (0.05)
  12/31/2001++                                                 12.15         0.01 (a)     (2.74)(a)     (2.73)        --+
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MFS MID CAP GROWTH PORTFOLIO                               ------------ -------------- -------------- ---------- ----------

  12/31/2005                                                  $ 7.85    $   (0.03)(a)    $ 0.27 (a)    $  0.24    $    --
  12/31/2004++                                                  6.88        (0.05)(a)      1.02 (a)       0.97         --
  12/31/2003++                                                  5.02           (0.03)          1.89       1.86         --
  12/31/2002++                                                  9.81        (0.04)(a)     (4.75)(a)     (4.79)         --
  12/31/2001++                                                 16.75        (0.06)(a)     (3.90)(a)     (3.96)         --
-------------------------------------                      ------------ -------------- -------------- ---------- ----------
MFS VALUE PORTFOLIO                                        ------------ -------------- -------------- ---------- ----------

  12/31/2005                                                  $12.32    $    0.17 (a)    $ 0.63 (a)    $  0.80    $(0.15)
  12/31/2004++                                                 10.83             0.14          1.59       1.73     (0.14)
  12/31/2003++                                                  8.80             0.13          2.04       2.17     (0.14)
  12/31/2002++                                                 10.83             0.12        (1.53)     (1.41)     (0.21)
  12/31/2001++                                                 10.89         0.11 (a)       -- +(a)       0.11     (0.08)
-------------------------------------                      ------------ -------------- -------------- ---------- ----------

                                                           DISTRIBUTIONS
                                                           FROM NET
                                                           REALIZED
SELECTED PER SHARE DATA FOR THE PERIOD ENDED:              CAPITAL GAINS
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.01)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.02)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.01)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   -------------

  05/01/2005 to 12/31/2005 (c)                                $(0.01)
-------------------------------------                      -------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO -------------

  05/01/2005 to 12/31/2005 (c)                                $    --
-------------------------------------                      -------------
MERCURY LARGE CAP CORE PORTFOLIO                           -------------

  12/31/2005                                                  $    --
  12/31/2004++                                                     --
  12/31/2003++                                                     --
  12/31/2002++                                                     --
  12/31/2001++                                                     --
-------------------------------------                      -------------
MFS MID CAP GROWTH PORTFOLIO                               -------------

  12/31/2005                                                  $    --
  12/31/2004++                                                     --
  12/31/2003++                                                     --
  12/31/2002++                                                     --
  12/31/2001++                                                 (2.98)
-------------------------------------                      -------------
MFS VALUE PORTFOLIO                                        -------------

  12/31/2005                                                  $(0.53)
  12/31/2004++                                                 (0.10)
  12/31/2003++                                                     --
  12/31/2002++                                                 (0.41)
  12/31/2001++                                                 (0.09)
-------------------------------------                      -------------

* Annualized
** Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year.
(c) Portfolio commenced operations on May 1, 2005.
++ Audited by other Independent Public Accounting Firm. (Note 15)

                       See notes to financial statements

                                                                  RATIO OF      RATIO OF NET
                                                      RATIO OF    EXPENSES TO   INVESTMENT
              NET ASSET                NET ASSETS END EXPENSES TO AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END                OF PERIOD      AVERAGE NET ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN** (IN MILLIONS)  ASSETS      REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.01)     $11.24      12.52 %          $  5         0.35%*      3.10%*      (0.08)%*(d)          2%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.08)     $10.34       4.18 %          $  5         0.35%*      3.58%*       1.51 %*(d)         14%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.06)     $10.80       8.60 %          $ 22         0.35%*      1.06%*       1.54 %*(d)          5%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.06)     $10.92       9.77 %          $ 25         0.35%*      0.88%*       1.36 %*(d)          1%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.05)     $10.58       6.32 %          $  4         0.35%*      3.40%*       1.07 %*(d)          1%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $10.14      12.04 %          $131          0.91%       0.91%           0.23 %         79%
    (0.05)       9.05        15.89           126        0.92(b)        0.95             0.51        136
    (0.05)       7.85        21.16           115           0.99        0.99             0.67        182
    (0.05)       6.52      (25.14)           106           0.94        0.94             0.44        104
        --       8.77      (22.45)           166           0.92        0.92             0.10         98
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $ 8.09       3.06 %          $335          0.88%       0.88%          (0.38)%        104%
        --       7.85        14.10           211        0.91(b)        0.93           (0.64)         81
        --       6.88        37.05           193           0.92        0.92           (0.49)         98
        --       5.02      (48.83)           138           0.93        0.93           (0.56)        167
        --       9.81      (23.62)           279           0.92        0.92           (0.49)         96
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.68)     $12.44       6.44 %          $ 79          0.99%       1.00%           1.36 %         23%
    (0.24)      12.32        15.97            47           1.00        1.14             1.30         47
    (0.14)      10.83        24.61            40           1.00        1.08             1.44         57
    (0.62)       8.80      (13.14)            31           1.00        1.13             1.38         60
    (0.17)      10.83         1.00            32           1.00        1.11             1.01        123
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------

                       See notes to financial statements

THE TRAVELERS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                               NET ASSET                   NET REALIZED/             DIVIDENDS  DISTRIBUTIONS
                                               VALUE                       UNREALIZED     TOTAL FROM FROM NET   FROM NET
                                               BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT REALIZED
SELECTED PER SHARE DATA FOR THE PERIOD ENDED:  PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME     CAPITAL GAINS
MONDRIAN INTERNATIONAL STOCK PORTFOLIO         ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $11.42       $ 0.27 (a)    $ 0.82 (a)    $  1.09    $(0.01)      $    --
  12/31/2004++                                     10.01         0.14 (a)      1.44 (a)       1.58     (0.17)           --
  12/31/2003++                                      7.91         0.15 (a)      2.11 (a)       2.26     (0.16)           --
  12/31/2002++                                      9.30         0.11 (a)     (1.31)(a)     (1.20)     (0.19)           --
  12/31/2001++                                     13.15         0.11 (a)     (3.50)(a)     (3.39)     (0.02)       (0.44)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
PIONEER FUND PORTFOLIO                         ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $12.03       $ 0.13 (a)    $ 0.59 (a)    $  0.72    $    --      $    --
  12/31/2004++                                     10.92         0.11 (a)      1.11 (a)       1.22     (0.11)           --
  12/31/2003++                                      8.94         0.15 (a)      1.98 (a)       2.13     (0.15)           --
  12/31/2002++                                     13.87         0.32 (a)     (4.47)(a)     (4.15)     (0.78)           --
  12/31/2001++                                     19.22         0.37 (a)     (4.65)(a)     (4.28)     (0.30)       (0.77)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
PIONEER MID CAP VALUE PORTFOLIO                ------------ -------------- -------------- ---------- ---------- -------------

  05/01/2005 to 12/31/2005 (e)                    $10.00       $ 0.03 (a)    $ 0.95 (a)    $  0.98    $(0.02)      $(0.18)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO ------------ -------------- -------------- ---------- ---------- -------------

  05/01/2005 to 12/31/2005 (e)                    $10.00       $(0.05)(a)    $ 1.59 (a)    $  1.54    $    --      $(0.22)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO  ------------ -------------- -------------- ---------- ---------- -------------

  05/01/2005 to 12/31/2005 (e)                    $10.00       $ 0.07 (a)    $ 1.30 (a)    $  1.37    $(0.05)      $(0.12)
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
TRAVELERS QUALITY BOND PORTFOLIO               ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $11.03       $ 0.40 (a)    $(0.22)(a)    $  0.18    $    --      $    --
  12/31/2004++                                     11.21         0.41 (a)     (0.04)(a)       0.37     (0.55)           --
  12/31/2003++                                     11.03         0.48 (a)      0.29 (a)       0.77     (0.56)       (0.03)
  12/31/2002++                                     11.39         0.51 (a)      0.14 (a)       0.65     (0.85)       (0.16)
  12/31/2001++                                     11.00      0.59 (a)(c)   0.20 (a)(c)       0.79     (0.40)           --
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------
U.S. GOVERNMENT SECURITIES PORTFOLIO           ------------ -------------- -------------- ---------- ---------- -------------

  12/31/2005                                      $12.75            $0.55     $  -- (a)    $  0.55    $   -- +     $(0.01)
  12/31/2004++                                     12.59             0.58          0.18       0.76     (0.58)       (0.02)
  12/31/2003++                                     13.14         0.56 (a)     (0.20)(a)       0.36     (0.68)       (0.23)
  12/31/2002++                                     12.44         0.63 (a)      1.05 (a)       1.68     (0.89)       (0.09)
  12/31/2001++                                     12.22         0.69 (a)      0.02 (a)       0.71     (0.49)           --
----------------------------------             ------------ -------------- -------------- ---------- ---------- -------------

* Annualized
** Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absense of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate account such as administration fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown.
+ Rounds to less than $0.005 per share
(a) Per share amounts based on average shares outstanding during the year.
(b) The investment manager waived a portion of its management fee for the year.
(c) Effective January 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Per share information, ratios and supplemental data for the periods prior to December 1, 2001 have not been restated to reflect this change in presentation. Without the adoption of this change , for the year ended December 31, 2001, those amounts would have been $0.61, $0.18 and 5.31% for net investment income, net realized and unrealized loss and the ratio net investment income to average net assets, respectively for the Travelers Quality Bond Portfolio.
(d) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 354%, 276% and 168% for the years ended December 31, 2005, 2004 and 2003, respectively.
(e) Portfolio commenced operations on May 1, 2005.
++ Audited by other Independent Public Accounting Firm. (Note 15)

                       See notes to financial statements

                                                                  RATIO OF      RATIO OF NET
                                                      RATIO OF    EXPENSES TO   INVESTMENT
              NET ASSET                NET ASSETS END EXPENSES TO AVERAGE NET   INCOME (LOSS)
TOTAL         VALUE END                OF PERIOD      AVERAGE NET ASSETS BEFORE TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN** (IN MILLIONS)  ASSETS      REIMBURSEMENT ASSETS         TURNOVER RATE
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.01)     $12.50       9.52 %          $204          0.91%       0.91%          2.34 %         101%
    (0.17)      11.42        15.75           181        0.99(b)        1.01            1.38          59
    (0.16)      10.01        28.60           128           1.00        1.00            1.79          44
    (0.19)       7.91      (12.96)            97           1.06        1.06            1.32          55
    (0.46)       9.30      (26.19)           120           1.01        1.01            1.01          81
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $12.75       5.99 %          $ 46          1.01%       1.01%          1.03 %          16%
    (0.11)      12.03        11.13            33        0.99(b)        1.12            0.98          19
    (0.15)      10.92        23.78            27           1.12        1.12            1.56          98
    (0.78)       8.94      (30.21)            22           0.90        0.90            2.88          25
    (1.07)      13.87      (23.00)            39           0.81        0.81            2.18          20
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.20)     $10.78       9.84 %          $  6         1.00%*      3.08%*         0.43 %*          44%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.22)     $11.32      15.37 %          $  6         1.10%*      3.51%*        (0.60)%*          58%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.17)     $11.20      13.56 %          $  5         1.10%*      3.83%*         0.86 %*          55%
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

     $  --     $11.21       1.63 %          $179          0.45%       0.45%          3.60 %          78%
    (0.55)      11.03         3.29           189        0.42(b)        0.44            3.62          90
    (0.59)      11.21         6.98           209           0.43        0.43            4.15         191
    (1.01)      11.03         5.81           206           0.44        0.44            4.48         176
    (0.40)      11.39         7.13           152           0.45        0.45         5.14(c)         225
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------
------------- --------- -------------- -------------- ----------- ------------- -------------- -------------

   $(0.01)     $13.29       4.33 %          $264          0.43%       0.43%          4.22 %          99%(d)
    (0.60)      12.75         6.13           216        0.42(b)        0.43            4.47         150(d)
    (0.91)      12.59         2.75           210           0.42        0.42            4.23         143(d)
    (0.98)      13.14        13.63           244           0.44        0.44            4.82         165
    (0.49)      12.44         5.82           126           0.45        0.45            5.55         327
-----------   --------- -------------- -------------- ----------- ------------- -------------- -------------


                       See notes to financial statements

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


1. ORGANIZATION

The Travelers Series Trust (the "Trust"), a Massachusetts business trust, is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-eight portfolios, of which seven are non-diversified (each, a "Portfolio" and collectively, the "Portfolios"), each of which operates as a distinct investment vehicle of the Trust. The non-diversified Portfolios are MFS Mid Cap Growth Portfolio, Salomon Brothers Strategic Total Return Portfolio, Managed Allocation Series: Aggressive Growth Portfolio, Managed Allocation Series: Conservative Portfolio, Managed Allocation Series: Moderate Portfolio, Managed Allocation Series: Moderate-Aggressive Portfolio, and Managed Allocation Series: Moderate-Conservative Portfolio. As of December 31, 2005, the twenty-one Portfolios included in this report are as follows:
Convertible Securities Portfolio, Disciplined Mid Cap Stock Portfolio, Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Managed Allocation Series: Aggressive Growth Portfolio (commenced operations 05/01/2005), Managed Allocation Series: Conservative Portfolio (commenced operations 05/01/2005), Managed Allocation Series:
Moderate Portfolio (commenced operations 05/01/2005), Managed Allocation
Series: Moderate-Aggressive Portfolio (commenced operations 05/01/2005), Managed Allocation Series: Moderate-Conservative Portfolio (commenced operations 05/01/2005), Mercury Large Cap Core Portfolio (formerly Merrill Lynch Large Cap Core Portfolio), MFS Mid Cap Growth Portfolio, MFS Value Portfolio, Mondrian International Stock Portfolio (formerly Lazard International Stock Portfolio), Pioneer Fund Portfolio, Pioneer Mid Cap Value Portfolio, Style Focus Series: Small Cap Growth Portfolio (commenced operations 05/01/2005), Style Focus Series: Small Cap Value Portfolio (commenced operations 05/01/2005), Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.

Shares of the Trust are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through separate accounts of various affiliated life insurance companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Portfolios may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, a Portfolio may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Portfolio calculates its net asset value. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund. In the case of any securities which are not actively trading or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

(B) SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

(C) INVESTMENT INCOME AND EXPENSES - Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

(D) FEDERAL INCOME TAXES - It is the Portfolios' policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended ("the Code"), applicable to regulated investment companies. Accordingly, the Portfolios intend to distribute

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Portfolios' financial statements. It is also the Portfolios' policy to comply with the diversification requirements of the Code so that variable annuity and variable life contracts investing in a portfolio will not fail to qualify as annuity and life insurance contracts for tax purposes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences that relate to wash sales, treatment of passive foreign investment company marked-to-market and book/tax differences in premium amortization.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2005, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                        Expiring     Expiring    Expiring    Expiring   Expiring
Portfolio                              12/31/2009   12/31/2010  12/31/2011  12/31/2012 12/31/2013    Total
---------                              ----------- ------------ ----------- ---------- ---------- ------------

Federated High Yield Portfolio         $ 4,648,588 $  6,217,956 $ 1,599,086  $     --  $  825,797 $ 13,291,427

Large Cap Portfolio                      4,567,057   52,058,326  14,415,260        --          --   71,040,643

Mercury Large Cap Core Portfolio        24,394,135   38,835,384          --        --          --   63,229,519

MFS Mid Cap Growth Portfolio            76,432,761  296,207,308   5,221,538        --          --  377,861,607

Mondrian International Stock Portfolio          --    7,425,827   7,456,114        --          --   14,881,941

Pioneer Fund Portfolio                          --   11,933,489   1,284,282        --          --   13,217,771

Travelers Quality Bond Portfolio                --           --   1,232,729   452,203   2,723,770    4,408,702

(E) DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually.

(F) FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

(G) FORWARD FOREIGN CURRENCY CONTRACTS - The Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

(H) SECURITY LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

(I) FOREIGN CURRENCY TRANSLATION - The books and records of the Portfolios' are maintained in U.S. dollars. Foreign currencies, investment and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

(J) REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

(K) FORWARD COMMITMENTS, WHEN-ISSUES AND DELAYED DELIVERY SECURITIES - All Portfolios may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

(L) MORTGAGE DOLLAR ROLLS - U.S. Government Securities Portfolio may enter into dollar rolls in which the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Portfolio forgos principal and interest paid on the securities. The Portfolio is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2005 was approximately $49,938,210 for the U.S. Government Securities Portfolio.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolios' use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

(M) FUND CONCENTRATION - The investments by Mondrian International Stock Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of Mondrian International Stock Portfolio. Foreign investments may also subject Mondrian International Stock Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

(N) CREDIT AND MARKET RISK - Federated High Yield Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolios' investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

(O) LOAN PARTICIPATIONS - Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Pioneer Fund Portfolio, and MFS Value Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolios' investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which they have purchased the participation.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Travelers Asset Management International Company LLC ("TAMIC") manages the investment operations of each Portfolio pursuant to management agreements entered into by the Trust on behalf of each TAMIC Portfolio. TAMIC is a registered investment adviser that has provided investment advisory services since its incorporation in 1978. Effective July 1, 2005, TAMIC became an indirect wholly owned subsidiary of Metlife, Inc. Prior to that date, TAMIC was an indirect wholly-owned subsidiary of Citigroup, Inc. ("Citigroup"). TAMIC has entered into sub-advisory agreements with Janus Capital Management LLC, Merrill Lynch Investment Managers, L.P., Salomon Brothers Asset Management Inc., TIMCO Asset Management, Inc. ("TIMCO"), Fidelity Management & Research Company, Federated Investment Management Company, Federated Equity Management Company of Pennsylvania, Deutsche Investment Management Americas, Inc., Massachusetts Financial Services Company, Mondrian Investment Partners Ltd., Pioneer Investment Management, Inc., and Dreman Value Management L.L.C., (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

On July 1, 2005, Salomon Brothers Asset Management Inc. ("SaBAM") began to perform subadvisory services under a subadvisory agreement between TAMIC and SaBAM for Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio. Prior to July 1, 2005, these Portfolios were managed directly by TAMIC without a subadviser. SaBAM is an indirect wholly-owned subsidiary of Legg Mason, Inc. Prior to December 1, 2005, SaBAM was an indirect wholly-owned subsidiary of Citigroup. Pursuant to the sub-advisory agreements, SaBAM is responsible for the day to day portfolio operations and investment decisions for the Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio and is compensated for such services by TAMIC at an annual rate of 0.25%, 0.20%, and 0.20% respectively.

Subject to the supervision and direction of the Trustees of the Trust, TAMIC supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. TAMIC pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the TAMIC a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                    Management Fees earned by
                                    TAMIC for the year ended
Portfolio                               December 31, 2005     % per annum         Average Daily Assets
---------                           ------------------------- ----------- ------------------------------------

Convertible Securities Portfolio           $  628,179             0.60%   All

Disciplined Mid Cap Stock Portfolio         1,383,571             0.70%   All

Equity Income Portfolio                     2,668,019             0.75%   First $250 Million

                                                                  0.70%   Over $250 Million up to $750 Million

                                                                  0.65%   Over $750 Million

Federated High Yield Portfolio                555,974             0.65%   All

Federated Stock Portfolio                     188,301            0.625%   All

Large Cap Portfolio                         1,947,041             0.75%   First $250 Million

                                                                  0.70%   Over $250 Million to $750 Million

                                                                  0.65%   Over $750 Million

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                        Management Fees earned by
                                        TAMIC for the period ended
Portfolio                                   December 31, 2005      % per annum        Average Daily Assets
---------                               -------------------------- ----------- ----------------------------------

Managed Allocation Series: Aggressive
  Portfolio *(a)                                $    2,962             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Conservative
  Portfolio *(a)                                     2,535             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Moderate
  Portfolio*(a)                                     10,031             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Moderate-
  Aggressive Portfolio *(a)                         12,733             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Managed Allocation Series: Moderate-
  Conservative Portfolio*(a)                         2,684             0.15%   First $100 million

                                                                       0.10%   Over $100 Million to $500 Million

                                                                       0.05%   Over $500 Million

Mercury Large Cap Core Portfolio                   980,510            0.775%   First $250 Million

                                                                       0.75%   Over $250 Million to $ 500 Million

                                                                      0.725%   Over $750 Million to $1 Billion

                                                                       0.70%   Over $1 Billion to $2 Billion

                                                                      0.625%   Over $2 Billion

MFS Mid Cap Growth Portfolio                     2,395,094           0.7775%   First $600 Million

                                                                     0.7525%   Over $600 Million to $900 Million

                                                                     0.7275%   Over $900 Million to $1.5 Billion

                                                                     0.7025%   Over $1.5 Billion to $2.5 Billion

                                                                     0.6525%   Over $2.5 Billion

MFS Value Portfolio                                465,377             0.75%   First $600 Million

                                                                      0.725%   Over $600 Million to $ 900 Million

                                                                       0.70%   Over $900 Million to $1.5 Billion

                                                                      0.675%   Over $1.5 Billion to $2.5 Billion

                                                                      0.625%   Over $2.5 Billion

Mondrian International Stock Portfolio           1,410,238            0.775%   First $100 Million

                                                                       0.65%   Over $100 Million

                                                                      0.725%   Over $750 Million to $1 Billion

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                               Management Fees earned by
                                               TAMIC for the year ended
Portfolio                                          December 31, 2005     % per annum        Average Daily Assets
---------                                      ------------------------- ----------- ----------------------------------

Pioneer Fund Portfolio                                 $283,477              0.75%   First $250 Million

                                                                             0.70%   Over $250 Million to $500 Million

                                                                            0.675%   Over $500 Million to $1 Billion

                                                                             0.65%   Over $1 Billion to $2 Billion

                                                                             0.60%   Over $2 Billion

Pioneer Mid Cap Value Portfolio*                         22,433              0.75%   First $250 Million

                                                                             0.70%   Over $250 Million to $ 500 Million

                                                                            0.675%   Over $500 Million to $1 Billion

                                                                             0.65%   Over $1 Billion to $2 Billion

                                                                             0.60%   Over $2 Billion

Style Focus Series: Small Cap Growth
  Portfolio*                                             26,177              0.85%   First $100 Million

                                                                             0.80%   Over $100 Million to $250 Million

                                                                            0.775%   Over $250 Million to $ 500 Million

                                                                             0.75%   Over $500 Million to $750 Million

                                                                            0.725%   Over $750 Million to $1 Billion

                                                                             0.70%   Over $1 Billion

Style Focus Series: Small Cap Value Portfolio*           22,380             0.825%   First $50 Million

                                                                             0.80%   Over $50 Million to $100 Million

                                                                            0.775%   Over $100 Million to $500 Million

                                                                             0.75%   Over $500 Million to $1 Billion

                                                                            0.725%   Over $2 Billion

Travelers Quality Bond Portfolio                        596,346            0.3233%   All

U.S. Government Securities Portfolio                    809,925            0.3233%   All

* For the period from 5/1/2005 (commencement of operations) through 12/31/2005.
(a) The Managed Allocation Series Portfolios operate as a fund of funds and indirectly pay TAMIC an additional advisory fee through investments in underlying Portfolios.

TAMIC has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio. This limitation can be terminated at any time by TAMIC. Pursuant to that Expense Limitation Agreement, TAMIC has agreed to waive or limit fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expense not incurred in the ordinary course of each Portfolio's business and are limited to the following respective expense ratios as a percentage of each Portfolios' average daily net assets:

                                               Maximum Expense Ratio
                                               under current Expense
           Portfolio                           Limitation Agreement
           ---------                           ---------------------

           Convertible Securities Portfolio            0.80%

           Disciplined Mid Cap Stock Portfolio         0.95%

           Equity Income Portfolio                     0.95%

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                                          Maximum Expense Ratio
                                                          under current Expense
Portfolio                                                 Limitation Agreement
---------                                                 ---------------------

Federated High Yield Portfolio                                    0.95%

Federated Stock Portfolio                                         0.95%

Large Cap Portfolio                                               0.95%

Managed Allocation Series: Aggressive Portfolio                   0.35%

Managed Allocation Series: Conservative Portfolio                 0.35%

Managed Allocation Series: Moderate Portfolio                     0.35%

Managed Allocation Series: Moderate-Aggressive Portfolio          0.35%

Managed Allocation Series: Moderate-Conservative
  Portfolio                                                       0.35%

Mercury Large Cap Core Portfolio                                  1.00%

MFS Mid Cap Growth Portfolio                                      1.00%

MFS Value Portfolio                                               1.00%

Mondrian International Stock Portfolio                            1.25%

Pioneer Fund Portfolio                                            1.25%

Pioneer Mid Cap Value Portfolio                                   1.00%

Style Focus Series: Small Cap Growth Portfolio                    1.10%

Style Focus Series: Small Cap Value Portfolio                     1.10%

Travelers Quality Bond Portfolio                                  0.75%

U.S. Government Securities Portfolio                              1.25%

The Travelers Insurance Company ("TIC"), an indirect wholly-owned subsidiary of MetLife, acts as the Portfolios' administrator. As compensation for its services, the Portfolios pay TIC an administration fee calculated at the annual rate of 0.06% of each Portfolio's average daily net assets. The fee is calculated daily and paid monthly.

Effective July 1, 2005, TIC entered into a sub-administrative service agreement with State Street Bank and Trust Company ("State Street"), to serve as sub-administrator to the Portfolios. Smith Barney Fund Management LLC ("SBFM") served as sub-administrator to the Portfolios until June 30, 2005 and was paid a fee calculated at an annual rate of 0.02% of the respective average daily net assets of each Portfolio, plus $30,000 per portfolio, subject to a maximum of 0.06% of each respective Portfolio's average daily net assets.

PFPC, Inc. acts as the transfer agent for the Portfolios. Prior to July 1, 2005, Citigroup Trust Bank, fsb. ("CTB"), a subsidiary of Citigroup, acted as the Portfolios' transfer agent. For the year ended December 31, 2005, the Portfolios did not pay transfer agent fees to CTB.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

For the year ended December 31, 2005, Citigroup Global Markets Inc. ("CGM"), an indirect wholly-owned subsidiary of Citigroup, and its affiliates received brokerage commissions as follows:

                 Portfolio                               Total
                 ---------                              -------

                 Equity Income Portfolio                $48,745

                 Federated Stock Portfolio                  685

                 Large Cap Portfolio                     51,470

                 Mercury Large Cap Core Portfolio           960

                 MFS Mid Cap Growth Portfolio            37,198

                 MFS Value Portfolio                        811

                 Mondrian International Stock Portfolio     362

                 Pioneer Mid Cap Value Portfolio            338

4. ACQUISITION

On February 25, 2005, MFS Mid Cap Growth Portfolio acquired the assets and certain liabilities of MFS Emerging Growth Portfolio pursuant to a plan of reorganization approved by MFS Emerging Growth Portfolio shareholders on February 18, 2005. Total shares issued by MFS Mid Cap Growth Portfolio, the total net assets of MFS Emerging Growth Portfolio and total net assets of MFS Mid Cap Growth Portfolio on the date of the transfer were as follows:

                                                   TOTAL NET    TOTAL NET
                                     SHARES ISSUED ASSETS OF    ASSETS OF
                                     BY MFS MID    MFS EMERGING MFS MID CAP
                                     CAP GROWTH    GROWTH       GROWTH
                                     PORTFOLIO     PORTFOLIO    PORTFOLIO
   ACQUIRED FUND                     ------------- ------------ ------------

     MMFS Emerging Growth Portfolio   20,794,404   $157,413,642 $201,456,429
   --------------------------------  ------------- ------------ ------------

The total net assets of MFS Emerging Growth Portfolio before acquisition included unrealized appreciation of $24,768,545. Total net assets of MFS Mid Cap Growth Portfolio immediately after the transfer were $358,870,071. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

5. SHARES OF BENEFICIAL INTEREST

The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest without par value. Transactions in shares of the Portfolios were as follows:

                                                          SHARES ISSUED             NET INCREASE
                                                          THROUGH                   (DECREASE)
                                     BEGINNING  SHARES    DIVIDEND      SHARES      IN SHARES    ENDING
                                     SHARES     SOLD      REINVESTMENT  REPURCHASED OUTSTANDING  SHARES
CONVERTIBLE SECURITIES PORTFOLIO     ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                          8,853,796 1,030,266     385,240   (1,518,923)  (103,417)    8,750,379
  12/31/2004                          6,431,871 2,781,519     187,144     (546,738)  2,421,925    8,853,796
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
DISCIPLINED MID CAP STOCK PORTFOLIO  ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                         10,011,726   813,071     110,067   (1,509,223)  (586,085)    9,425,641
  12/31/2004                          9,428,466 1,329,948     297,265   (1,043,953)    583,260   10,011,726
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
EQUITY INCOME PORTFOLIO              ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                         20,903,670 2,237,689     311,267   (2,318,760)    230,196   21,133,866
  12/31/2004                         17,934,234 2,991,545   1,203,210   (1,225,319)  2,969,436   20,903,670
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
FEDERATED HIGH YIELD PORTFOLIO       ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                         10,090,819 1,055,705          --   (1,640,386)  (584,681)    9,506,138
  12/31/2004                          9,509,414 1,653,448     721,724   (1,793,767)    581,405   10,090,819
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------
FEDERATED STOCK PORTFOLIO            ---------- --------- ------------- ----------- ------------ ----------

  12/31/2005                          1,965,275    55,542          --     (403,533)  (347,991)    1,617,284
  12/31/2004                          2,093,500   151,666      27,337     (307,228)  (128,225)    1,965,275
-----------------------------------  ---------- --------- ------------- ----------- ------------ ----------

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

5. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                                 SHARES ISSUED             NET INCREASE
                                                                                 THROUGH                   (DECREASE)
                                                           BEGINNING  SHARES     DIVIDEND      SHARES      IN SHARES
                                                           SHARES     SOLD       REINVESTMENT  REPURCHASED OUTSTANDING
LARGE CAP PORTFOLIO                                        ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               19,247,574  1,093,920         --    (2,787,282) (1,693,362)
  12/31/2004                                               17,278,475  4,158,997    150,788    (2,340,686)   1,969,099
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    457,301        457       (15,311)     442,447
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    498,677      3,297       (51,078)     450,896
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --  2,089,561     11,001       (64,051)   2,036,511
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --  2,374,629     11,692       (54,221)   2,332,100
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    408,636      1,977        (1,841)     408,772
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MERCURY LARGE CAP CORE PORTFOLIO                           ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               13,864,753    863,303         --    (1,828,457)   (965,154)
  12/31/2004                                               14,669,066    798,563     72,126    (1,675,002)   (804,313)
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MFS MID CAP GROWTH PORTFOLIO*                              ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               26,829,852 21,809,093         --    (7,228,603)  14,580,490
  12/31/2004                                               27,980,923  2,230,189         --    (3,381,260) (1,151,071)
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MFS VALUE PORTFOLIO                                        ---------- ---------- ------------- ----------- ------------

  12/31/2005                                                3,835,283  2,507,613    320,433      (342,080)   2,485,966
  12/31/2004                                                3,706,378    783,205     72,951      (727,251)     128,905
----------------------------------                         ---------- ---------- ------------- ----------- ------------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO                     ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               15,868,394  2,473,625      8,973    (2,075,638)     406,960
  12/31/2004                                               12,774,101  5,246,816    228,579    (2,381,102)   3,094,293
----------------------------------                         ---------- ---------- ------------- ----------- ------------
PIONEER FUND PORTFOLIO                                     ---------- ---------- ------------- ----------- ------------

  12/31/2005                                                2,713,234  1,197,449         --      (267,063)     930,386
  12/31/2004                                                2,508,647    490,843     23,720      (309,976)     204,587
----------------------------------                         ---------- ---------- ------------- ----------- ------------
PIONEER MID CAP VALUE PORTFOLIO                            ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    585,656     10,399       (25,303)     570,752
----------------------------------                         ---------- ---------- ------------- ----------- ------------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO             ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    553,702     10,134       (27,260)     536,576
----------------------------------                         ---------- ---------- ------------- ----------- ------------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO              ---------- ---------- ------------- ----------- ------------

  05/01/2005-12/31/2005                                            --    480,791      6,846       (11,309)     476,328
----------------------------------                         ---------- ---------- ------------- ----------- ------------
TRAVELERS QUALITY BOND PORTFOLIO                           ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               17,169,941  1,794,098         --    (2,983,504) (1,189,406)
  12/31/2004                                               18,655,850  1,465,860    817,628    (3,769,397) (1,485,909)
----------------------------------                         ---------- ---------- ------------- ----------- ------------
U.S. GOVERNMENT SECURITIES PORTFOLIO                       ---------- ---------- ------------- ----------- ------------

  12/31/2005                                               16,961,234  5,043,713     17,800    (2,176,025)   2,885,488
  12/31/2004                                               16,666,618  2,694,130    782,509    (3,182,023)     294,616
----------------------------------                         ---------- ---------- ------------- ----------- ------------


                                                           ENDING
                                                           SHARES
LARGE CAP PORTFOLIO                                        ----------

  12/31/2005                                               17,554,212
  12/31/2004                                               19,247,574
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: AGGRESSIVE PORTFOLIO            ----------

  05/01/2005-12/31/2005                                       442,447
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: CONSERVATIVE PORTFOLIO          ----------

  05/01/2005-12/31/2005                                       450,896
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: MODERATE PORTFOLIO              ----------

  05/01/2005-12/31/2005                                     2,036,511
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: MODERATE-AGGRESSIVE PORTFOLIO   ----------

  05/01/2005-12/31/2005                                     2,332,100
----------------------------------                         ----------
MANAGED ALLOCATION SERIES: MODERATE-CONSERVATIVE PORTFOLIO ----------

  05/01/2005-12/31/2005                                       408,772
----------------------------------                         ----------
MERCURY LARGE CAP CORE PORTFOLIO                           ----------

  12/31/2005                                               12,899,599
  12/31/2004                                               13,864,753
----------------------------------                         ----------
MFS MID CAP GROWTH PORTFOLIO*                              ----------

  12/31/2005                                               41,410,342
  12/31/2004                                               26,829,852
----------------------------------                         ----------
MFS VALUE PORTFOLIO                                        ----------

  12/31/2005                                                6,321,249
  12/31/2004                                                3,835,283
----------------------------------                         ----------
MONDRIAN INTERNATIONAL STOCK PORTFOLIO                     ----------

  12/31/2005                                               16,275,354
  12/31/2004                                               15,868,394
----------------------------------                         ----------
PIONEER FUND PORTFOLIO                                     ----------

  12/31/2005                                                3,643,620
  12/31/2004                                                2,713,234
----------------------------------                         ----------
PIONEER MID CAP VALUE PORTFOLIO                            ----------

  05/01/2005-12/31/2005                                       570,752
----------------------------------                         ----------
STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO             ----------

  05/01/2005-12/31/2005                                       536,576
----------------------------------                         ----------
STYLE FOCUS SERIES: SMALL CAP VALUE PORTFOLIO              ----------

  05/01/2005-12/31/2005                                       476,328
----------------------------------                         ----------
TRAVELERS QUALITY BOND PORTFOLIO                           ----------

  12/31/2005                                               15,980,535
  12/31/2004                                               17,169,941
----------------------------------                         ----------
U.S. GOVERNMENT SECURITIES PORTFOLIO                       ----------

  12/31/2005                                               19,846,722
  12/31/2004                                               16,961,234
----------------------------------                         ----------

* Shares sold includes shares issued in connection with acquisition. (Note 4)

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



6. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2005 were as follows:

                                                            Purchase                    Sales
-                                                   ------------------------- -------------------------
Portfolio                                             US Gov't    Non-Gov't     US Gov't    Non-Gov't
---------                                           ------------ ------------ ------------ ------------

Convertible Securities Portfolio                    $         -- $151,315,840 $         -- $148,077,477

Disciplined Mid Cap Stock Portfolio                           --  226,507,266           --  235,259,494

Equity Income Portfolio                                       --  539,275,663           --  536,193,424

Federated High Yield Portfolio                                --   30,755,246           --   29,597,639

Federated Stock Portfolio                                     --   13,139,334           --   18,527,076

Large Cap Portfolio                                           --  557,029,198           --  580,817,758

Managed Allocation: Aggressive Portfolio                      --    4,764,672           --       64,691

Managed Allocation: Conservative Portfolio                    --    5,038,314           --      397,564

Managed Allocation: Moderate Portfolio                        --   21,861,909           --      541,870

Managed Allocation: Moderate-Aggressive Portfolio             --   24,758,688           --      173,151

Managed Allocation: Moderate-Conservative Portfolio           --    4,241,251           --       13,819

Mercury Large Cap Core Portfolio                              --   99,795,852           --  107,879,641

MFS Mid Cap Growth Portfolio                                  --  325,795,744           --  373,589,582

MFS Value Portfolio                                           --   41,590,169           --   14,129,811

Mondrian International Stock Portfolio                        --  200,319,554           --  186,912,215

Pioneer Fund Portfolio                                        --   18,017,063           --    5,978,305

Pioneer Mid Cap Value Portfolio                               --    7,643,192           --    1,992,087

Style Focus Series: Small Cap Growth Portfolio                --    8,008,362           --    2,642,606

Style Focus Series: Small Cap Value Portfolio                 --    7,037,276           --    2,234,606

Travelers Quality Bond Portfolio                              --  139,909,396           --  133,730,390

U.S. Government Securities Portfolio                 302,553,855   22,568,342  222,517,227   18,524,348

At December 31, 2005, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                                                             Gross        Gross     Net Unrealized
                                                           Federal Income  Unrealized   Unrealized  Appreciation/
Portfolio                                                     Tax Cost    Appreciation Depreciation (Depreciation)
---------                                                  -------------- ------------ ------------ --------------

Convertible Securities Portfolio                            $ 99,850,253  $ 4,440,603  $(1,714,206)  $ 2,726,397

Disciplined Mid Cap Stock Portfolio                          182,480,756   29,002,895   (3,938,660)   25,064,235

Equity Income Portfolio                                      354,984,727   26,754,832   (8,006,380)   18,748,452

Federated High Yield Portfolio                                82,508,554    2,827,733   (2,889,739)      (62,006)

Federated Stock Portfolio                                     25,528,011    3,739,283   (1,227,535)    2,511,748

Large Cap Portfolio                                          252,771,044   21,607,485   (9,768,844)   11,838,641

Managed Allocation Series: Aggressive Portfolio                4,705,624      307,788          (41)      307,747

Managed Allocation Series: Conservative Portfolio              4,651,109       65,258      (16,709)       48,549

Managed Allocation Series: Moderate Portfolio                 21,348,711      654,162      (73,439)      580,723

Managed Allocation Series: Moderate-Aggressive Portfolio      24,594,762      945,329      (71,547)      873,782

Managed Allocation Series: Moderate-Conservative Portfolio     4,227,952      146,310      (10,026)      136,284

Mercury Large Cap Core Portfolio                             111,400,757   23,179,916   (3,664,462)   19,515,454

MFS Mid Cap Value Portfolio                                  293,387,849   50,741,226   (9,273,656)   41,467,570

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

6. INVESTMENT TRANSACTIONS - CONTINUED

                                                                 Gross        Gross     Net Unrealized
                                               Federal Income  Unrealized   Unrealized  Appreciation/
Portfolio                                         Tax Cost    Appreciation Depreciation (Depreciation)
---------                                      -------------- ------------ ------------ --------------

MFS Value Portfolio                             $ 70,575,793  $ 9,865,112  $(1,776,114)  $ 8,088,998

Mondrian International Stock Portfolio           181,552,825   24,649,009   (2,523,431)   22,125,578

Pioneer Fund Portfolio                            38,217,123    8,872,888     (666,480)    8,206,408

Pioneer Mid Cap Value Portfolio                    5,946,106      377,737     (120,123)      257,614

Style Focus Series: Small Cap Growth Portfolio     5,483,202      668,369     (227,639)      440,730

Style Focus Series: Small Cap Value Portfolio      5,217,139      507,781     (171,660)      336,121

Travelers Quality Bond Portfolio                 179,756,064      904,100   (3,180,823)   (2,276,723)

U.S. Government Securities Portfolio             276,144,030    5,734,859   (3,299,287)    2,435,572

7. FUTURE CONTRACTS

The futures contracts outstanding as of December 31, 2005 and the description and unrealized appreciation or depreciation were as follows:

                                                                                 Unrealized
                                                          Number of  Notional   Appreciation
                            Description   Expiration Date Contracts   Value    (Depreciation)
                          --------------- --------------- --------- ---------- --------------

Disciplined Mid Cap Stock
  Portfolio               S&P 400 Mid Cap   March 2006       11     $4,087,600    $(75,164)
                                                                                  ========

8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at December 31, 2005, were as follows:

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Forward Foreign Currency Contracts to Sell:

                                                                          Net
                                            Value at      In Exchange  Unrealized
    Settlement Date Contacts to Deliver December 31, 2005 for U.S. $  Appreciation
    --------------- ------------------- ----------------- ----------- ------------

       01/31/06     7,004,000    GBP       $12,035,702    12,524,623    $488,921
                                                                        ========

GBP - British Pound

9. COMMISSION RECAPTURE PROGRAM

In addition to trade execution, many of the brokers with whom Fidelity Management & Research ("FMR") places trades pay for certain expenses of Equity Income Portfolio and Large Cap Portfolio or provide other services. During the year ended December 31, 2005, Equity Income Portfolio and Large Cap Portfolio received cash rebates from these brokers in lieu of additional services or expense reductions. The amounts of these rebates, included in realized gains in the statement of operations, is noted below.

                                               Brokerage
                                                Service
                                              Arrangements
                                              ------------

                      Equity Income Portfolio   $225,161

                      Large Cap Portfolio        160,374

Certain amounts on the prior year statements of changes in net assets with respect to this arrangement have been reclassified to conform with the current year presentation.

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



10. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the periods ended December 31, 2005 and 2004 were as follows:

                                                       Ordinary              Long Term
                                                        Income             Capital Gain              Total
-                                               ---------------------- --------------------- ----------------------
Portfolio                                          2005       2004        2005       2004       2005       2004
---------                                       ---------- ----------- ---------- ---------- ---------- -----------

Convertible Securities Portfolio                $2,701,557 $ 2,307,074 $1,863,683 $       -- $4,565,240 $ 2,307,074

Disciplined Mid Cap Stock Portfolio                     --     508,893  2,217,847  5,360,391  2,217,847   5,869,284

Equity Income Portfolio                            881,377  12,673,525  4,301,226  7,571,443  5,182,603  20,244,968

Federated High Yield Portfolio                          --   6,213,875         --         --         --   6,213,875

Federated Stock Portfolio                               --     451,992         --         --         --     451,992

Large Cap Portfolio                                     --   2,103,304         --         --         --   2,103,304

Managed Allocation Series: Aggressive Portfolio      2,191          --      2,984         --      5,175          --

Managed Allocation Series: Conservative
  Portfolio                                         33,305          --        687         --     33,992          --

Managed Allocation Series: Moderate Portfolio      114,753          --      4,501         --    119,254          --

Managed Allocation Series: Moderate-Aggressive
  Portfolio                                        119,069          --      9,075         --    128,144          --

Managed Allocation Series: Moderate-
  Conservative Portfolio                            19,478          --      1,459         --     20,937          --

Mercury Large Cap Core Portfolio                        --     649,324         --         --         --     649,324

MFS Mid Cap Growth Portfolio                            --          --         --         --         --          --

MFS Value Portfolio                              1,312,624     510,816  2,691,799    389,047  4,004,423     899,863

Mondrian International Stock Portfolio             100,497   2,613,383         --         --    100,497   2,613,383

Pioneer Fund Portfolio                                  --     285,115         --         --         --     285,115

Pioneer Mid Cap Value Portfolio                    111,896          --         --         --    111,896          --

Style Focus Series: Small Cap Growth Portfolio     114,100          --         --         --    114,100          --

Style Focus Series: Small Cap Value Portfolio       76,612          --         --         --     76,612          --

Travelers Quality Bond Portfolio                        --   8,995,106         --         --         --   8,995,106

U.S. Government Securities Portfolio               239,413   9,527,237         --    382,570    239,413   9,909,807

As of December 31, 2005, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                                  Undistributed Undistributed   Unrealized       Loss
                                                    Ordinary      Long-Term    Appreciation  Carryforward
Portfolio                                            Income         Gain      (Depreciation) and Deferrals     Total
---------                                         ------------- ------------- -------------- ------------- ------------

Convertible Securities Portfolio                   $    43,421   $        --   $ 2,726,397   $ (1,258,829) $  1,510,989

Disciplined Mid Cap Stock Portfolio                  9,018,223    27,205,882    25,064,235             --    61,288,340

Equity Income Portfolio                             16,794,635    16,196,767    18,748,376             --    51,739,778

Federated High Yield Portfolio                       6,446,628            --       (62,006)   (13,291,427)   (6,906,805)

Federated Stock Portfolio                              460,390     2,888,176     2,511,748             --     5,860,314

Large Cap Portfolio                                    278,988            --    11,819,630    (71,040,643)  (58,942,025)

Managed Allocation Series: Aggressive Portfolio          1,828           164       307,747             --       309,739

Managed Allocation Series: Conservative Portfolio        2,636         1,062        48,549             --        52,247

                          THE TRAVELERS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005


10. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED


                                                         Undistributed Undistributed   Unrealized       Loss
                                                           Ordinary      Long-Term    Appreciation  Carryforward
Portfolio                                                   Income         Gain      (Depreciation) and Deferrals      Total
---------                                                ------------- ------------- -------------- -------------  -------------

Managed Allocation Series: Moderate Portfolio             $    16,582   $   13,003    $   580,723   $          --  $     610,308

Managed Allocation Series: Moderate-Aggressive Portfolio        5,651       14,110        873,782              --        893,543

Managed Allocation Series: Moderate-Conservative
  Portfolio                                                       211        1,803        136,284              --        138,298

Mercury Large Cap Core Portfolio                              289,946           --     19,515,454     (63,229,519)   (43,424,119)

MFS Mid Cap Growth Portfolio                                       --           --     41,466,418    (377,861,607)  (336,395,189)

MFS Value Portfolio                                            61,630      389,518      8,088,621              --      8,539,769

Mondrian International Stock Portfolio                      5,475,791           --     22,120,266     (14,881,941)    12,714,116

Pioneer Fund Portfolio                                        389,928           --      8,206,408     (13,217,771)    (4,621,435)

Pioneer Mid Cap Value Portfolio                                   137           --        257,614          (1,643)       256,108

Style Focus Series: Small Cap Growth Portfolio                 15,184           --        440,729              --        455,913

Style Focus Series: Small Cap Value Portfolio                  29,138           --        336,121              --        365,259

Travelers Quality Bond Portfolio                            7,757,136           --     (2,276,723)     (4,447,552)     1,032,861

U.S. Government Securities Portfolio                       11,599,163    2,496,348      2,435,572        (200,348)    16,330,735

11. CONTRACTUAL OBLIGATIONS

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. ADDITIONAL INFORMATION

On May 31, 2005, the U.S. Securities and Exchange Commission ("SEC") issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC ("SBFM") and Citigroup Global Markets Inc. ("CGMI") relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the "Funds"), which included the Portfolios at that time. Prior to June 30, 2005 the Portfolios' manager TAMIC, were wholly-owned subsidiaries of Citigroup and the Portfolios were considered to be in part of the Smith Barney family of mutual funds.

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 ("Advisers Act"). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group ("First Data"), the Funds' then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the fund's investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds' boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds' best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

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                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005

12. ADDITIONAL INFORMATION - CONTINUED

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The Portfolios were liable for excise tax payments resulting from the timing of required distribution payments made to taxable shareholders for the years 1999-2001. SBFM indemnified the Portfolios for any associated excise tax as well as any interest and penalties or any other costs. Subsequent to June 30, 2005, SBFM has filed all past excise tax returns and made certain tax payments on behalf of the Portfolios. The portfolios' net assets were not impacted by the outcome of this matter.

13. LEGAL MATTERS

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the "Distributor") and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the "Advisers"), substantially all of the mutual funds managed by the Advisers, including the Fund (the "Funds"), and directors or trustees of the Funds (collectively, the "Defendants"). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds' contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys' fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the "Complaint") was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

14. RE-ORGANIZATION

On July 1, 2005, MetLife, Inc., a Delaware corporation ("MetLife"), acquired all of the outstanding shares of capital stock of certain indirect subsidiaries held by Citigroup including Travelers Insurance Company ("TIC"), The Travelers Life and Annuity Company, a wholly owned subsidiary of TIC and certain other domestic insurance companies of Citigroup and substantially all of Citigroup's international insurance businesses for $11.8 billion. The sale also included TIC's affiliated investment adviser, TAMIC, which serves as the investment adviser to the Portfolios.

TIC filed a Form 8-K Current Report with The United States Securities and Exchange Commission on July 8, 2005, with additional information about the transaction.

On July 1, 2005, SaBAM began to perform subadvisory service under a subadvisory agreement between TAMIC and SaBAM for Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.

Also effective July 1, 2005, PFPC Inc. replaced CTB as transfer agent for the Portfolios; and State Street Bank and Trust Company replaced SBFM as sub-administrator for the Portfolios.

15. CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Based on the recommendation of the Audit Committee of the Portfolios, the Board of Trustees determined not to retain KPMG LLP ("KPMG") as the Portfolios' Independent Auditor, and voted to appoint Deloitte & Touche LLP as the Portfolios' Independent Auditor for the fiscal year ended December 31, 2005, effective July 1, 2005. During the two most recent fiscal years and through June 30, 2005, the date the Board of Trustees notified KPMG of their decision not to retain them as the Portfolios' auditor, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Portfolios and KPMG on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the disagreement in their reports.

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                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005



16. OTHER MATTERS

On December 1, 2005, Legg Mason, Inc. ("Legg Mason") and Citigroup announced that they had completed their previously announced transaction that resulted in Legg Mason acquiring substantially all of Citigroup's asset management business. As a result, SaBAM, which serves as subadvisor to Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary if Legg Mason. Under the Investment Company Act of 1940, consummation of the transaction resulted in the automatic termination of the subadvisory agreements between SaBAM and TAMIC for Convertible Securities Portfolio, Travelers Quality Bond Portfolio, and U.S. Government Securities Portfolio.

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on November 10, 2005. The reorganizations will be presented to the respective shareholders of each of the Portfolios on or about March 14, 2006. If approved by shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all the assets of:

a. Federated Stock Portfolio in exchange for shares of Lord Abbett Growth and Income Portfolio, a series of Met Investors Series Trust ("MIST");

b. MFS Mid Cap Growth Portfolio in exchange for shares of BlackRock Aggressive Growth Portfolio, a series of Metropolitan Series Fund, Inc. ("MSF");

c. Mondrian International Stock Portfolio in exchange for shares of Harris Oakmark International Portfolio, a series of MIST;

d. Travelers Quality Bond Portfolio in exchange for shares of BlackRock Bond Income Portfolio, a series of MSF;

e. Equity Income Portfolio in exchange for shares of FI Value Leaders Portfolio, a series of MSF;

f. Managed Allocation Series: Aggressive Portfolio in exchange for shares of MetLife Aggressive Allocation Portfolio, a series of MSF;

g. Managed Allocation Series: Conservative Portfolio in exchange for shares of MetLife Conservative Allocation Portfolio, a series of MSF;

h. Managed Allocation Series: Moderate Portfolio in exchange for shares of MetLife Moderate Allocation Portfolio, a series of MSF;

i. Managed Allocation Series: Moderate-Aggressive Portfolio in exchange for shares of MetLife Moderate to Aggressive Allocation Portfolio, a series of MSF; and

j. Managed Allocation Series: Moderate-Conservative Portfolio in exchange for shares of MetLife Conservative to Moderate Allocation Portfolio, a series of MSF.

The following Portfolio reorganizations were approved by the Board of Trustees of the Trust on January 25, 2006. The reorganizations will be presented to the respective shareholders of the Portfolios on or about April 12, 2006. If approved by the shareholders, each reorganization will occur on or about
May 1, 2006. The proposed reorganizations provide for the acquisition of all if the assets of:

a. Disciplined Mid Cap Stock Portfolio in exchange for shares of Batterymarch Mid-Cap Stock Portfolio, a series of MIST;

b. Federated High Yield Portfolio in exchange for shares of Federated High Yield Portfolio, a series of MIST;

c. Mercury Large Cap Core Portfolio in exchange for shares of Princeton Large-Cap Core Portfolio, a series of MIST;

d. MFS Value Portfolio in exchange for shares of MFS Value Portfolio, a series of MIST;

e. Pioneer Fund Portfolio in exchange for shares of Pioneer Fund Portfolio, a series of MIST;

f. Pioneer Mid Cap Value Portfolio in exchange for shares of Pioneer Mid-Cap Value Portfolio, a series of MIST;

g. Style Focus Series: Small Cap Value Portfolio in exchange for shares of Dreman Small-Cap Value Portfolio, a series of MIST;

h. Federated High Yield Portfolio in exchange for shares of Federated High Yield Portfolio, a series of MIST;

i. Large Cap Portfolio in exchange for shares of FI Large Cap Portfolio, a series of MSF;

j. U.S. Government Securities Portfolio in exchange for shares of Salomon Brothers U.S. Government Portfolio, a series of MSF;

k. Convertible Securities Portfolio in exchange for shares of Lord Abbett Bond Debenture Portfolio, a series of MIST;

l. Style Focus Series: Met/AIM Small Cap Growth Portfolio in exchange for shares of Lord Abbett Bond Debenture Portfolio, a series of MIST;

m. AIM Capital Appreciation Portfolio in exchange for shares of Met/AIM Capital Appreciation Portfolio, a series of MIST; and

n. Pioneer Strategic Income Portfolio in exchange for shares of Pioneer Strategic Income Portfolio, a series of MIST.

17. SUBSEQUENT EVENT

Effective February 1, 2006, TIMCO employs a team approach to manage the Disciplined Mid Cap Stock Portfolio, Style Focus Series: Small Cap Growth Portfolio, and Style Focus Series: Small Cap Value Portfolio. The portfolio management teams are dually employed by TIMCO and Batterymarch Financial Management, Inc. ("Batterymarch"), 200 Clarendon Street, Boston, Massachusetts 02116. Batterymarch was founded in 1969 and is a subsidiary of Legg Mason, Inc. Batterymarch provides asset management services to corporations, pension plans, mutual funds and trusts and as of December 31, 2005, manages approximately $15 billion of assets.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Convertible Securities Portfolio
Disciplined Mid Cap Stock Portfolio
Equity Income Portfolio
Federated High Yield Portfolio
Federated Stock Portfolio
Large Cap Portfolio
Managed Allocation Series: Aggressive Portfolio
Managed Allocation Series: Conservative Portfolio
Managed Allocation Series: Moderate Portfolio
Managed Allocation Series: Moderate-Aggressive Portfolio
Managed Allocation Series: Moderate-Conservative Portfolio
Mercury Large Cap Core Portfolio (formerly Merrill Lynch Large Cap Core
Portfolio)
MFS Mid Cap Growth Portfolio
MFS Value Portfolio
Mondrian International Stock Portfolio (formerly Lazard International Stock Portfolio)
Pioneer Fund Portfolio
Pioneer Mid Cap Value Portfolio
Style Focus Series: Small Cap Growth Portfolio
Style Focus Series: Small Cap Value Portfolio
Travelers Quality Bond Portfolio
U.S. Government Securities Portfolio
(individually a "Portfolio" and collectively the "Portfolios")

To the Board of Trustees and shareholders of the Travelers Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of the Portfolios, each of which is a series of the Travelers Series Trust, as of December 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each Portfolio as of December 31, 2005, the results of their operations, the changes in their net assets and the financial highlights for the period ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
February 17, 2006

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                               DECEMBER 31, 2005
                                  (UNAUDITED)



FACTORS CONSIDERED BY THE BOARDS OF TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AND THE SUBADVISORY AGREEMENTS

At an in person meeting on July 20, 2005, the Board of Trustees, including the Independent Trustees (together, the "Board") of The Travelers Series Trust (the "Trust") approved the investment advisory agreements (the "Agreements") between TAMIC and the following Portfolios of the Trust: Convertible Securities Portfolio, Disciplined Mid Cap Stock Portfolio, Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Mondrian International Stock Portfolio, Mercury Large Cap Core Portfolio, MFS Mid Cap Growth Portfolio, MFS Value Portfolio, Pioneer Fund Portfolio, Travelers Quality Bond Portfolio and U.S. Government Securities Portfolio (the "Portfolios"). In addition, the Board, at the in person meeting on July 20, 2005, approved the investment subadvisory agreements ("Subadvisory Agreements") between TAMIC and SaBAM for Convertible Securities Portfolio, Travelers Quality Bond Portfolio and U.S. Government Securities Portfolio, TAMIC and TIMCO Asset Management Inc. ("TIMCO") for Disciplined Mid Cap Stock Portfolio, TAMIC and Fidelity Management & Research Company ("FMR") (and between FMR and Fidelity Management & Research Company (UK) Inc. and Fidelity Management & Research Company (Far East) Inc.) for Equity Income Portfolio and Large Cap Portfolio, TAMIC and Federated Investment Management Company ("Federated") for Federated High Yield Portfolio, TAMIC and Federated Equity Management Company of Pennsylvania ("FEMCOPA") for Federated Stock Portfolio, TAMIC and Merrill Lynch Investment Managers, LP ("MLIM") for Mercury Large Cap Core Portfolio, TAMIC and Massachusetts Financial Services Company ("MFS") for MFS Mid Cap Growth Portfolio and MFS Value Portfolio, and TAMIC and Pioneer Investment Management, Inc. ("Pioneer") for Pioneer Fund Portfolio. In voting to approve the Agreements and the Subadvisory Agreements, the Board considered whether the approval of the Agreements and the Subadvisory Agreements would be in the best interests of the Portfolios and their shareholders, an evaluation largely based on the nature and quality of the services provided under the Agreements and the Subadvisory Agreements and the overall fairness of the Agreement and the Subadvisory Agreements to the shareholders.

As part of the process, legal counsel to the Trust requested certain information from TAMIC and from SaBAM, TIMCO, FMR, FMR (UK), FMR (Far East), Federated, FEMCOPA, MLIM, MFS and Pioneer (the "subadvisors"), and in response such parties provided certain written and oral information to the Board in its consideration of the Agreements and Subadvisory Agreements. The Board did not identify any one factor, piece of information or written document as all important or controlling, and each Board Member attributed different weight to different factors. Prior to voting, the Board reviewed the proposed continuance of the Agreements and the Subadvisory Agreements with management and with experienced independent and fund counsel and received materials from counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and the Subadvisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Agreements and the Subadvisory Agreements in private sessions alone and with their independent counsel at which no representatives of management were present. Based on an evaluation of all material factors including those described below, the Board concluded that the Agreements and the Subadvisory Agreements were reasonable and fair and in the best interest of the Portfolios and their shareholders.

Specifically, the Board considered, among other factors: (a) the nature, extent and quality of the services to be provided by TAMIC and the subadvisors under the Agreements and the Subadvisory Agreements; (b) the investment performance of the Portfolios; (c) the cost of services to be provided and the profit realized by TAMIC and its affiliates; (d) the extent to which TAMIC and the subadvisors realize economies of scale as each Portfolio grows; and (e) whether the fee levels reflect these economies of scale for the benefit of the shareholders.

CONSIDERATIONS RELEVANT TO ALL PORTFOLIOS

With respect to the nature, scope and quality of the services to be provided by TAMIC, the Board considered, and expressed its satisfaction with, the level and depth of knowledge of TAMIC, including the professional experience and qualifications of its personnel as well as current staffing levels and overall resources. The Board also noted that TAMIC had been acquired by MetLife, effective on July 1, 2005, and took into account the information that the Board had received at earlier meetings in connection with its consideration of this change in control of TAMIC. The Board also noted the responsibilities that TAMIC has to the Portfolios, including oversight of the subadvisors' compliance with Portfolio policies and objectives, review of brokerage matters, oversight of general Portfolio compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as TAMIC's ability to render such services based on its experience, operations and resources.

With respect to the nature, scope and quality of the services to be provided by the subadvisors, the Board considered the level and depth of knowledge of each subadvisor, including the professional experience and qualifications of their personnel as well as current staffing levels and overall resources. The Board also considered each subadvisor's management style and performance record with respect to each Portfolio; the subadvisor's financial condition; the subadvisor's compliance systems and any disciplinary history. Based on its consideration and review of the foregoing information, the Board determined that the Portfolios were likely to benefit from the nature and quality of these services, as well as the subadvisors' ability to render such services based on their experience, operations and resources.

The Board also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio's advisory and subadvisory fee. The Board considered the Portfolios' advisory fees and total expenses as compared to investment companies deemed to be comparable to the Portfolios as determined by an independent third party (the "expense group"), as well as to a broader group of investment companies with the same investment classification as each Portfolio, also as selected by the independent third party. The Board also noted the overall expense limitations that TAMIC has agreed to for the Portfolios, although total expenses for most of the

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Portfolios are below the applicable limitations, and TAMIC is therefore not currently waiving advisory fees or reimbursing Portfolio expenses for those Portfolios. The Board noted that TAMIC's revenues, and its resulting profitability, from each Portfolio is the difference between the amount TAMIC receives from the Portfolio and what it pays to the subadvisor for that Portfolio. The Board also considered that each Portfolio pays a separate fee to an affiliate of TAMIC for administrative services performed or arranged for by that affiliate. After comparing the fees with those of comparable funds as described below and in light of the quality and extent of services to be provided, the costs to be incurred by TAMIC and the subadvisors, and the other factors considered, the Board concluded that the level of the fees paid to TAMIC and each subadvisor with respect to each Portfolio was fair and reasonable.

The Board reviewed the Portfolios' performance record and TAMIC's and the subadvisors' management styles and performance records with the Portfolios. The Board noted that it reviews on a quarterly basis detailed information about the Portfolios' performance results and investment strategies. The Board also reviewed various comparative performance data provided to it in connection with its consideration of the renewal of the Agreements and Subadvisory Agreements, including, among other information, a comparison of each Portfolio's total return with its respective Lipper index and with that of other mutual funds deemed to be comparable by an independent third party in its report.

In terms of the profits realized by TAMIC from its relationship with the Portfolios, the Board noted that it was satisfied that TAMIC's profits had not been excessive in the past, and that it was not possible to predict how the recent acquisition of TAMIC by MetLife would affect its future profitability. Because the fees paid to the subadvisors are paid by TAMIC and not directly by the Funds, the Board determined that the profitability of the subadvisors was not material to the consideration of the Subadvisory Agreements. For similar reasons, while the Board did consider whether subadvisory fee breakpoints were in place or should be pursued for certain Portfolios, the Board did not consider the potential economies of scale in the subadvisors' management of the Portfolios to be a substantial factor in its considerations.

The Board also considered the effect of the Portfolios' size and growth on their performance and fees. The Board considered the effective fees under the Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Specifically, the Board noted that if the Portfolios' assets increase over time, the Portfolios may realize economies of scale if assets increase proportionally more than certain expenses. The Board also considered the fact that TAMIC pays subadvisory fees out of the advisory fees it receives from the Portfolios.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Portfolio.

CONVERTIBLE SECURITIES PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term appeared to be good, although, given the small number of convertible securities funds available in connection with variable insurance products, the Portfolio did not appear to have an appropriate peer group with which to compare Portfolio performance. Subject to a similar concern about the availability of useful comparative fund information, the Board concluded that the Portfolio's advisory fees and total expenses were reasonable. While the Board requested that TAMIC assess whether a convertible securities fund was still appropriate in light of changes in the convertible securities markets, the Board determined that the Agreement and Subadvisory Agreement for the Portfolio should be re-approved in light of the Portfolio's performance and fees. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that breakpoints were not necessary at the time in light of the Portfolio's relatively low advisory fees and its current assets.

DISCIPLINED MID CAP STOCK PORTFOLIO

The Board noted that the performance of the Portfolio had generally been average compared to similar funds, although its longer term performance was somewhat below average. The Board also noted that the Portfolio's advisory fees and total expenses were quite low compared to its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Fund's subadvisory fees were reasonable in light of the quality and nature of services provided by TIMCO. In approving the Agreement and Subadvisory Agreement for the Portfolio, the Board also considered the important space that the Portfolio fills among the funds available under Travelers' variable insurance products. The Board requested, however, that TAMIC monitor whether personnel changes at TIMCO relating to its pending acquisition by Legg Mason might harm the Portfolio. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, and asked TAMIC to explore whether the institution of breakpoints in the Portfolio's fees would be appropriate in light of the Portfolio's current assets and fees and any changes in the fees generally charged by TIMCO after its acquisition by Legg Mason.

EQUITY INCOME PORTFOLIO

The Board noted that the performance of the Portfolio was not good for the most recent one-year period compared to similar funds, although longer-term performance (including the most recent period) was somewhat better, and performance before the most recent period had generally been good. The Board also noted that the Fund's advisory and subadvisory fees were above average, but noted that FMR can demand higher than average fees compared to other subadvisers. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. In approving the Agreement and Subadvisory Agreements for the Portfolio, the Board requested that TAMIC monitor the performance of the Portfolio closely.

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FEDERATED HIGH YIELD PORTFOLIO

The Board noted that the performance of the Portfolio had generally been above average compared to similar funds. The Board also noted that the Fund's advisory and subadvisory fees and total expenses were above the median of its expense group, but were within the range of reasonableness. In addition, the Board noted that the advisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that the institution of breakpoints was not necessary at the time in light of the Portfolio's small size. In light of the certain legal issues faced by Federated (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts Federated had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. In approving the Agreement and Subadvisory Agreement for the Portfolio, the Board asked TAMIC to consider whether the Portfolio continued to be necessary in light of the availability of another high yield bond fund under Travelers' variable insurance products with performance even better than that of the Portfolio.

FEDERATED STOCK PORTFOLIO

The Board noted that the performance of the Portfolio had generally been below average compared to similar funds over both the short and long term. The Board also noted that the Fund's advisory and subadvisory fees and total expenses were near the median of its expense group. In addition, the Board noted that the advisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that the institution of breakpoints was not necessary in light of the Portfolio's small size. The Board approved the Agreement and Subadvisory Agreement for the Portfolio, but requested that TIMCO consider and recommend to the Board possible changes to the Portfolio in light of its disappointing performance and low assets, including the possible merger of the Portfolio into another fund.

LARGE CAP PORTFOLIO

The Board noted that the performance of the Portfolio had generally been below average compared to similar funds over both the short and long term. The Board also noted, however, that a new portfolio manager had recently become responsible for the Portfolio's management, and that the Board was impressed by the presentation made by such portfolio manager at the meeting. The Board also considered how the Portfolio's management style differed from the comparable funds to which the Portfolio's performance was compared. The Board also noted that the Fund's advisory and subadvisory fees were above average, but noted that FMR can demand higher than average fees compared to other subadvisers. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. In approving the Agreement and Subadvisory Agreements for the Portfolio, the Board requested that TAMIC continue to monitor the performance of the Portfolio closely.

MONDRIAN INTERNATIONAL STOCK PORTFOLIO

Initially, the Board noted that Mondrian had recently taken over as of May 1, 2005 as the Portfolio's subadvisor, so re-approval of the subadvisory agreement between TAMIC and Mondrian was not necessary at the meeting. As to the Agreement for the Portfolio, the Board noted the disappointing historical performance of the Portfolio, but also noted TAMIC's action in replacing the Portfolio's subadviser and the good performance of the Portfolio in the short period since the subadviser change. The Board noted that Mondrian's subadvisory fee was lower than that of the Portfolio's prior subadvisor, which permitted a corresponding reduction in the Portfolio's advisory fee, and the Board concluded that the new advisory fee was reasonable. In addition, the Board noted that the advisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size.

MERCURY LARGE CAP CORE PORTFOLIO

The Board noted that the performance of the Portfolio was for the one- and three-year periods was above average compared to similar funds, and concluded that the longer term performance was of limited relevance because Merrill had become subadviser for the Portfolio on November 17, 2003. The Board also noted, however, that the Portfolio's advisory and subadvisory fees and total expenses were above average, although the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that appeared to be appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. In approving the Agreement and Subadvisory Agreements for the Portfolio, the Board requested that TAMIC monitor the performance of the Portfolio to assess whether the performance continues to justify the above average fees.

MFS MID CAP GROWTH PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term had been well below average compared to similar funds, although the Board expressed confidence in the abilities of MFS as a subadvisor generally. The Board also noted that the Portfolio's advisory fees and total expenses were near the median of its expense group. In light of certain legal issues faced by MFS (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts MFS had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size. The Board approved the Agreement and Subadvisory Agreement for the Portfolio, but asked TAMIC to develop a specific recommendation for changes to the Portfolio designed to address its poor performance.

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



MFS VALUE PORTFOLIO

The Board noted that the performance of the Portfolio over both the short and long term had been well above average compared to similar funds. The Board also noted that the Portfolio's advisory and subadvisory fees and total expenses were below the median of its expense group. In light of certain legal issues faced by MFS (among other mutual fund complexes) with respect to market timing activity by fund shareholders, the Board expressed satisfaction with the efforts MFS had been taking to prevent future legal and compliance issues, but noted that such efforts should continue to be monitored by TAMIC. In addition, the Board noted that the advisory and subadvisory fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size.

PIONEER FUND PORTFOLIO

The Board noted that the performance of the Portfolio during the short term had been well above average compared to similar funds, and concluded that the longer term performance was of limited relevance because Pioneer had become subadviser for the Portfolio as of May 1, 2003. The Board expressed confidence in Pioneer generally. The Board also noted that the Portfolio's advisory and subadvisory fees appeared to be reasonable, and noted that such fees included breakpoints reducing such fees at higher asset levels that were appropriate in light of the economies of scale involved in managing a fund of the Portfolio's size.

TRAVELERS QUALITY BOND PORTFOLIO

The Board noted that the performance of the Portfolio had been very good compared to similar funds over both short-term and long-term periods. The Board also noted that the Portfolio's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Portfolio's subadvisory fees were reasonable in light of the quality and nature of services provided by SaBAM. The Board noted that the portfolio managers of the Portfolio had not changed, even though the Portfolio had been managed by TAMIC directly prior to its acquisition by MetLife, and was now managed by SaBAM as subadvisor. The Board requested, however, that TAMIC monitor whether personnel changes at SaBAM relating to its pending acquisition by Legg Mason might harm the Portfolio. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, but concluded that breakpoints were not imperative in light of the low advisory fee.

U.S. GOVERNMENT SECURITIES PORTFOLIO

The Board noted that the performance of the Portfolio had been very good compared to similar funds over both short-term and long-term periods. The Board also noted that the Portfolio's advisory fees and total expenses were below the median of its expense group and, while the Board was not provided with subadvisory fee information for comparable funds, the Board concluded that the Portfolio's subadvisory fees were reasonable in light of the quality and nature of services provided by SaBAM. The Board requested, however, that TAMIC monitor whether personnel changes at SaBAM relating to its pending acquisition by Legg Mason might harm the Portfolio. In addition, the Board noted that the advisory and subadvisory fees did not include breakpoints reducing such fees at higher asset levels, and were informed by TAMIC representatives that SaBAMwas the subadvisor to a similar fund advised by another MetLife affiliate, and that the subadvisory fee in that case included breakpoints. In light of this, the Board asked TAMIC to pursue instituting advisory and subadvisory fee breakpoints for the Portfolio.

CERTAIN MATTERS RELATING TO THE CONVERTIBLE SERIES PORTFOLIO, TRAVELERS QUALITY BOND PORTFOLIO, U.S. GOVERNMENT SECURITIES PORTFOLIO, DISCIPLINED MID CAP STOCK PORTFOLIO, STYLE FOCUS SERIES: SMALL CAP GROWTH PORTFOLIO AND STYLE FOCUS
SERIES: SMALL CAP VALUE PORTFOLIO On June 23, 2005, Citigroup Inc., the parent company of SaBAM and TIMCO, agreed to sell substantially all of its asset management business, including SaBAM and TIMCO, to Legg Mason. SaBAM is the subadviser to the Trust's Convertible Series Portfolio, Travelers Quality Bond Portfolio and U.S. Government Securities Portfolio (collectively, the "Salomon Brothers Portfolios") and TIMCO is the subadviser to the Disciplined Mid Cap Stock Portfolio, Style Focus Series: Small Cap Growth Portfolio and Style Focus
Series: Small Cap Value Portfolio (collectively, the "TIMCO Portfolios"), and the consummation of the aforementioned transactions would result in a change of control of SaBAM and TIMCO and the automatic termination of the Salomon Brothers Portfolios' and the TIMCO Portfolios' subadvisory agreements. In connection with the anticipated change of control of SaBAM and TIMCO, the Board approved new subadvisory agreements between TAMIC and SaBAM for the Salomon Brothers Portfolios and between TAMIC and TIMCO with respect to the TIMCO Portfolios at a special meeting of the Board held on November 10, 2005. In considering the new subadvisory agreements for the Salomon Brothers Portfolios and the TIMCO Portfolios, the Board met with a representative from SaBAM and TIMCO and received information regarding the proposed transactions, Legg Mason and its asset management affiliates, and Legg Mason's plans for SaBAM and TIMCO after the closing of the transactions. In approving the new subadvisory agreements, the Board also took into consideration the factors they considered at a meeting held on July 20, 2005, where the Board approved the previous subadvisory agreements with SaBAM, with respect to the Salomon Brothers Portfolios and TIMCO with respect to the TIMCO Portfolios. In addition to these factors, the Board also considered:

  . that the new subadvisory agreements are substantially similar to the Salomon Brothers Portfolios' and the TIMCO Portfolios' previous subadvisory agreements; and

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



  . the business, experience and reputation of Legg Mason and its asset management affiliates and the prominence of the Legg Mason name in the marketplace for investment advice.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, unanimously voted to approve the new subadvisory agreements between TAMIC and SaBAM for the Salomon Brothers Portfolios and between TAMIC and TIMCO for the TIMCO Portfolios.

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees.

The Trustees
------------
                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund     Other Public
                        Position(s)  Term of Office                                            Complex        Company
                         Held with   and Length of            Principal Occupation             Overseen    Directorships
Name, Address and Age    the Trust    Time Served            During Last Five Years          by Trustee** Held by Trustee
---------------------  ------------- -------------- ---------------------------------------- ------------ ---------------

Interested Trustees
-------------------
Elizabeth M. Forget*   Chairperson     Since July   President, Met Investors Advisory LLC         67           None
260 Madison Ave.       of the Board,   2005         (2000 to present); Executive Vice
10/th/ Floor           Chief                        President (2000 to present) and Chief
New York, NY           Executive                    Marketing Officer (2003 to present),
Age 39                 Officer and                  MetLife Investors Group, Inc; President,
                       President                    TAMIC (July 2005-present); Senior Vice
                                                    President, Equitable Distributors, Inc.
                                                    and Vice President, Equitable Life
                                                    Assurance Society of the United States
                                                    (1996 to 2000).

Disinterested Trustees
----------------------
Robert E. McGill, III  Trustee         Since 1991   Retired manufacturing executive.              39           None
295 Hancock Street                                  Director (1983-1995), Executive Vice
Williamstown, MA                                    President (1989-1994) and Senior Vice
Age 74                                              President, Finance and Administration
                                                    (1983-1989), The Dexter Corporation
                                                    (manufacturer of specialty chemicals
                                                    and materials); Vice Chairman (1990-
                                                    1992), Director (1983-1995), Life
                                                    Technologies, Inc. (life science/
                                                    biotechnology products); Director,
                                                    (1994-1999), The Connecticut Surety
                                                    Corporation (insurance); Director
                                                    (1995-2000), Chemfab Corporation
                                                    (specialty materials manufacturer);
                                                    Director (1999-2001), Ravenwood
                                                    Winery, Inc.; Director (1999-2003),
                                                    Lydall Inc. (manufacturer of fiber
                                                    materials); Member, Board of Managers
                                                    (1974-present), six Variable Annuity
                                                    Separate Accounts of The Travelers
                                                    Insurance Company+; Trustee (1990-
                                                    present), five Mutual Funds sponsored
                                                    by The Travelers Insurance Company.++

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                          Number of
                                                                                          Portfolios
                                                                                           in Fund     Other Public
                      Position(s) Term of Office                                           Complex        Company
                       Held with  and Length of            Principal Occupation            Overseen    Directorships
Name, Address and Age  the Trust   Time Served            During Last Five Years          by Trustee  Held by Trustee
--------------------- ----------- -------------- ---------------------------------------- ---------- ------------------

Disinterested Trustees (cont.)
------------------------------
Lewis Mandell           Trustee     Since 1991   Professor of Finance and Managerial          39     Director
160 Jacobs Hall                                  Economics, University at Buffalo since              (2000-present),
Buffalo, NY                                      1998. Dean, School of Management                    Delaware North
Age 62                                           (1998-2001), University at Buffalo;                 Corp. (hospitality
                                                 Dean, College of Business                           business)
                                                 Administration (1995-1998), Marquette
                                                 University; Professor of Finance (1980-
                                                 1995) and Associate Dean (1993-
                                                 1995), School of Business
                                                 Administration, and Director, Center for
                                                 Research and Development in Financial
                                                 Services (1980-1995), University of
                                                 Connecticut; Member, Board of
                                                 Managers (1990-present), six Variable
                                                 Annuity Separate Accounts of The
                                                 Travelers Insurance Company+; Trustee
                                                 (1990-present), five Mutual Funds
                                                 sponsored by The Travelers Insurance
                                                 Company.++

Frances M. Hawk,        Trustee     Since 1991   Private Investor, (1997-present);            39     None
CFA, CFP                                         Portfolio Manager (1992-1997), HLM
108 Oxford Hill Lane                             Management Company, Inc. (investment
Downingtown, PA                                  management); Assistant Treasurer,
Age 57                                           Pensions and Benefits. Management
                                                 (1989-1992), United Technologies
                                                 Corporation (broad-based designer and
                                                 manufacturer of high technology
                                                 products); Member, Board of Managers
                                                 (1991-present), six Variable Annuity
                                                 Separate Accounts of The Travelers
                                                 Insurance Company+; Trustee (1991-
                                                 present), five Mutual Funds sponsored
                                                 by The Travelers Insurance Company.++

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005


TRUSTEES AND OFFICERS (UNAUDITED) - CONTINUED

                                                                                                 Number of
                                        Term of                                                  Portfolios Other Public
                                        Office                                                    in Fund      Company
                         Position(s)  and Length                                                  Complex   Directorships
                          Held with       of                   Principal Occupation               Overseen     Held by
Name, Address and Age     the Trust   Time Served             During Last Five Years             by Trustee    Trustee
---------------------   ------------- ----------- ---------------------------------------------- ---------- -------------

Officers
--------
Paul Cellupica          Secretary     Since July  Chief Counsel, Securities Products and            N/A          N/A
MetLife, Inc.           and Chief     2005        Regulation, MetLife, Inc. (2004-present); Vice
One MetLife Plaza       Legal Officer             President and Chief Legal Officer, TAMIC
27-01 Queens Plaza                                (July 2005-present); Assistant Director,
North Long Island City,                           Division of Investment Management, U.S.
NY 11101                                          Securities and Exchange Commission (2001-
Age 41                                            2003), Senior Special Counsel, Division of
                                                  Investment Management, Securities and
                                                  Exchange Commission (2000-2001).

Peter Duffy             Chief         Since July  Senior Vice President, MetLife Advisers, since    N/A          N/A
MetLife Advisers LLC    Financial     2005        December 1998; Senior Vice President;
501 Boylston Street     Officer and               NELICO; Vice President, MetLife; Vice
Boston, MA 02116        Treasurer                 President, Travelers Asset Management
Age 50                                            International Company LLC and Travelers
                                                  Investment Adviser, Inc., since 2000;
                                                  Treasurer and Chief Financial Officer,
                                                  Metropolitan Series Fund, Inc., since 2005;
                                                  Treasurer, Chief Financial Officer and Chief
                                                  Accounting Officer, CitiStreet Funds, Inc.,
                                                  since 2005; formerly, Vice President and
                                                  Treasurer, Zenith Fund.

Jeffrey P . Halperin    Interim       Since       Assistant Vice President, Corporate Ethics and    N/A          N/A
Metropolitan Life       Chief         November    Compliance Department, MetLife, Inc.
Insurance Company       Compliance    2005        (October 2002-present); Interim Chief
One MetLife Plaza       Officer                   Compliance Officer of funds sponsored by
27-01 Queens Plaza                                MetLife and its affiliates (November 2005-
North Long Island City,                           present); Associate, Goldman Sachs & Co.
NY 11101                                          (May 2000-July 2001).
Age 37

--------
* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with TAMIC.
** The Fund Complex consists of 29 series of Met Investors Series Trust, six variable annuity separate accounts and five Mutual Funds. The six variable annuity accounts and five Mutual Funds are referenced in the footnote below.
+ The six Variable Annuity Separate Accounts are: The Travelers Growth and Income Stock Account for Variable Annuities, The Travelers Quality Bond Account for Variable Annuities, The Travelers Money Market Account for Variable Annuities, Tactical Growth and Income Stock Account for Variable Annuities, Tactical Short-Term Bond Account for Variable Annuities and Tactical Aggressive Stock Account for Variable Annuities.
++ The five Mutual Funds are: Capital Appreciation Fund, High Yield Bond Trust,
   Managed Assets Trust, Money Market Portfolio and The Travelers Series Trust.

Additional information about the Portfolio's trustees and executive officers may be found in the Statement of Additional Information. A copy of the current version of this document is available to you free upon request by contacting the Trust either by mail at Travelers Series Trust, One Cityplace, Hartford, CT or by phone at 1-800-848-3854.

This report is prepared for the general information of variable annuity and life contract owners and is not an offer of shares of the Travelers Series Trust and is not for use with the general public.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A FREE PROSPECTUS. INVESTORS SHOULD CONSIDER THE PORTFOLIOS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE PORTFOLIOS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                          THE TRAVELERS SERIES TRUST
                               DECEMBER 31, 2005



QUARTERLY PORTFOLIO SCHEDULE

The Trust files Form N-Q for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q will be available on the Securities and Exchange Commission's website at http://www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 842-9406.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 842-9406 and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

PROXY VOTING RECORD

The Trust, on behalf of each of its series, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics"). During the period covered by this report, no amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Mr. Robert E. McGill, a member of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. McGill as the Audit Committee's financial expert. Mr. McGill is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

As of December 31, 2005, the registrant had 28 series. The following series of the registrant have a fiscal year ended December 31: Convertible Securities Portfolio, Disciplined Mid Cap Stock Portfolio, Equity Income Portfolio, Federated High Yield Portfolio, Federated Stock Portfolio, Large Cap Portfolio, Mondrian International Stock Portfolio, MFS Mid Cap Growth Portfolio, MFS Value Portfolio, Mercury Large Cap Core Portfolio, Pioneer Fund Portfolio, Travelers Quality Bond Portfolio, U.S. Government Securities Portfolio, Pioneer Mid Cap Value Portfolio, Style Focus Series: Small Cap Growth Portfolio, Style Focus
Series: Small Cap Value Portfolio, Managed Allocation Series: Conservative Portfolio, Managed Allocation Series: Moderate Portfolio, Managed Allocation
Series: Moderate-Conservative Portfolio, Managed Allocation Series:
Moderate-Aggressive Portfolio and Managed Allocation Series: Aggressive Portfolio (the "12/31 Travelers Funds").

The following series of the registrant have a fiscal year ended October 31:
Strategic Equity Portfolio, Van Kampen Enterprise Portfolio, Pioneer Strategic Income Portfolio, Travelers Managed Income Portfolio, Salomon Brothers Strategic Total Return Bond Portfolio, MFS Total Return Portfolio and AIM Capital Appreciation Portfolio (the "10/31 Travelers Funds"). The 10/31 Travelers Funds became series of the registrant on July 1, 2005. Prior to that time each of the series was a series of Travelers Series Fund, Inc.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP ("D&T"), the registrant's principal accountant. KPMG LLP ("KPMG") was the registrant's principal accountant for the fiscal year ended December, 31 2004. Information provided in response to Item 4 for the fiscal year ended December 31, 2004 reflects amounts billed by KPMG.

The aggregate fees billed for professional services rendered by D&T and KMPG for the audit of the registrant's annual financial statements and for services normally provided in connection with statutory and regulatory filings for the period July 1, 2005 through October 31, 2005 for the 10/31 Travelers Funds and for the last two fiscal years ended December 31 for the 12/31 Travelers Funds, respectively, are as set forth below.

                                                  12/31           10/31
                                             TRAVELERS FUNDS TRAVELERS FUNDS
                                             --------------- ---------------
    Period 7/1/05 through 10/31/05 for
      services rendered by D&T                    N/A           $133,000
    Year ended 12/31/05 for services
      rendered by D&T                           $389,000          N/A
    Year ended 12/31/04 for services
      rendered by KPMG                          $276,000          N/A

(b)  Audit-Related Fees

The registrant was not billed any fees by KPMG for the fiscal year ended December 31, 2004 for the 12/31 Travelers Funds, for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements.

The registrant was not billed any fees by D&T for the fiscal year ended December 31, 2005 for the 12/31 Travelers Funds for assurance and related services that were reasonably related to the performance of the audit of the registrant's financial statements.

During the fiscal year ended December 31, 2004 for the 12/31 Travelers Funds, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by KPMG to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

During the fiscal year ended December 31, 2005 for the 12/31 Travelers Funds, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(c)  Tax Fees

The aggregate fees billed for professional services rendered by D&T and KMPG for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) for the period July 1, 2005 through October 31, 2005 for the 10/31 Travelers Funds and for the last two fiscal years ended December 31 for the 12/31 Travelers Funds, respectively, are as set forth below.

                                                  12/31           10/31
                                             TRAVELERS FUNDS TRAVELERS FUNDS
                                             --------------- ---------------
    Period 7/1/05 through 10/31/05 for
      services rendered by D&T                     N/A           $22,750
    Year ended 12/31/05 for services
      rendered by D&T                            $71,500           N/A
    Year ended 12/31/04 for services
      rendered by KPMG                           $36,400           N/A

During the fiscal year ended December 31, 2004, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by KPMG to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

During the fiscal year ended December 31, 2005, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(d)  All Other Fees

The registrant was not billed for any other products or services provided by D&T for the fiscal year ended December 31, 2005 or KPMG for the fiscal year ended December 31, 2004, other than the services reported in paragraphs
(a) through (c) above.

During the fiscal year ended December 31, 2004, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by KPMG to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

During the fiscal year ended December 31, 2005, no fees for other services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant's investment adviser or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(e) (1) The Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X are set forth below.

The Charter for the Audit Committee (the "Committee") of the Board of the registrant requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the registrant and (b) all permissible non-audit services to be provided by the registrant's independent auditors to the advisers and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of the Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the registrant by the independent auditors, other than those provided to the registrant in connection with an audit or a review of the financial statements of the registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the registrant;
(ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports;
(iv) actuarial services; (v) internal audit outsourcing services;
(vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, the advisers and any service providers controlling, controlled by or under common control with the advisers that provide ongoing services to the registrant ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the registrant, (b) the advisers and (c) any entity controlling, controlled by or under common control with the advisers that provides ongoing services to the registrant during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and
(iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) None of the services described under the categories, "Audit-Related Fees," "Tax Fees" or "All Other Fees," were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g) Fees billed by KMPG for services rendered to the registrant and the registrant's investment advisers and any entity controlling, controlled by, or under common control with the investment advisers that provide ongoing services to the registrant were $75,000 for the fiscal year ended December 31, 2004. These fees were paid by Citigroup Global Markets, Inc. and related to the transfer agent matter as fully described in the notes to the financial statements titled "additional information" for the fiscal year ended
December 31, 2004.

The registrant and the registrant's investment advisers or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were not billed for any aggregate non-audit fees by D&T for the fiscal year ended December 31, 2005.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to service affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining KMPG's or D&T's independence. All services provided by KMPG or D&T to the registrant or to service affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant's President and Peter Duffy, the registrant's Chief Financial Officer and Treasurer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Procedures") and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Duffy determined that the Procedures adequately ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b)    The certifications required by Rule 30a-2(b) of the 1940 Act and
       Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TRAVELERS SERIES TRUST

By:   /s/ Elizabeth M. Forget
      ------------------------
      Elizabeth M. Forget
      President

Date: February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Elizabeth M. Forget
      ------------------------
      Elizabeth M. Forget
      President

Date: February 24, 2006

By:   /s/ Peter Duffy
      ------------------------
      Peter Duffy
      Chief Financial Officer
      and Treasurer

Date: February 24, 2006